UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Envestnet, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Envestnet, Inc.

1000 Chesterbrook Boulevard, Suite 250

Berwyn, PA 19312

August 23, 2024

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of Envestnet, Inc. (“Envestnet” or the “Company”) to be held on Tuesday, September 24, 2024, at 10:00 a.m., Eastern Time online at www.virtualshareholdermeeting.com/ENV2024SM.

At the Special Meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of July 11, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among BCPE Pequod Buyer, Inc. (“Parent”), BCPE Pequod Merger Sub, Inc., a direct, wholly owned subsidiary of Parent (“Merger Sub”), and Envestnet, pursuant to which Merger Sub will merge with and into Envestnet (the “Merger”), with Envestnet surviving the Merger and becoming a wholly owned subsidiary of Parent, and to approve the Merger (the “Merger Proposal”). Parent and Merger Sub are affiliates of vehicles managed or advised by Bain Capital Private Equity, LP (“Bain”), a private equity firm. You will also be asked to consider and vote on (i) a non-binding, advisory proposal to approve compensation that will or may become payable by Envestnet to its named executive officers in connection with the Merger (the “Merger-Related Compensation Proposal”) and (ii) a proposal to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or in the absence of a quorum (the “Adjournment Proposal” and, together with the Merger Proposal and the Merger-Related Compensation Proposal, the “Special Meeting Proposals”).

If the Merger contemplated by the Merger Agreement is completed, you will be entitled to receive $63.15 in cash, without interest, and subject to any applicable tax withholding or deduction, for each share of common stock of Envestnet, par value $0.005 per share (“Envestnet Common Stock”) that you own as of immediately prior to the effective time of the Merger, unless you have properly and validly exercised and not withdrawn your appraisal rights with respect to such shares.

On July 11, 2024, the board of directors of Envestnet (the “Board”) reviewed and considered the terms and conditions of the Merger Agreement, the Merger, the other transactions contemplated by the Merger Agreement, any agreement, certificate, instrument and document executed and delivered pursuant to the Merger Agreement (such agreement, certificate, instrument or document, an “Ancillary Agreement”) or pursuant to any other Ancillary Agreement and the transactions contemplated by the Ancillary Agreements (collectively, the “Transactions”). After considering various factors, including those described in the enclosed Proxy Statement (the “Proxy Statement”), and after consultation with the Company’s financial advisor and outside legal counsel, the Board unanimously (i) approved and declared advisable the Merger Agreement and the Transactions, (ii) determined that the terms of the Merger Agreement and the Transactions are fair to, and in the best interests of, the Company and the Company’s stockholders, (iii) directed that the Merger Proposal be submitted to a vote of the Company’s stockholders at the Special Meeting and (iv) subject to the terms and conditions of the Merger Agreement, resolved to recommend that the Company’s stockholders approve the Merger Proposal on the terms and subject to the conditions set forth in the Merger Agreement.

The Board unanimously recommends that you vote (i) “FOR” the Merger Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.

The enclosed Proxy Statement provides detailed information about the Special Meeting, the Merger Agreement, the Transactions, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal. A copy of the Merger Agreement is attached as Annex A to the Proxy Statement. The Proxy Statement also describes the actions and determinations of the Board in connection with its evaluation of the Merger Agreement and the Merger. You are encouraged to read the Proxy Statement and its annexes, including the Merger Agreement, carefully and in their entirety. You may also obtain more information about Envestnet from documents we file with the United States Securities and Exchange Commission (the “SEC”) from time to time.

We appreciate you taking the time to vote promptly and encourage you to do so electronically. After reading the Proxy Statement, please vote at your earliest convenience by voting over the Internet using the Internet address on the proxy card or by voting by telephone using the toll-free number on the proxy card. If you do not have access to a touch-tone phone or the Internet, you may alternatively vote by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Only your last-dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Special Meeting.

If your shares of Envestnet Common Stock are registered directly in your name, you are considered to be the stockholder of record with respect to those shares. If your shares of Envestnet Common Stock are held in a stock brokerage account or by a bank or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares of Envestnet Common Stock. However, you are still considered to be the beneficial owner of those shares, and your shares of Envestnet Common Stock are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described above. Because the Special Meeting Proposals are “non-routine matters,” your broker, bank, trust or other nominee does not have discretionary authority to vote your shares of Envestnet Common Stock on the Special Meeting Proposals. If your shares of Envestnet Common Stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with the Proxy Statement. If you hold your shares of Envestnet Common Stock in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those shares of Envestnet Common Stock will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal. We encourage you to authorize your broker, bank, trust or other nominee to vote your shares of Envestnet Common Stock “FOR” each of the Special Meeting Proposals by following the instructions provided on the enclosed voting instruction form to provide your instructions over the Internet, by telephone or by signing, dating and returning the voting instruction form in the postage-paid envelope provided. We encourage you to vote electronically.

Your vote is very important, regardless of the number of shares that you own. We cannot consummate the Merger unless the Merger Proposal is approved by the affirmative vote of a majority of the outstanding shares of Envestnet Common Stock entitled to vote thereon. In addition, the Merger Agreement makes the approval by the stockholders of Envestnet (“Company stockholders”) of the Merger Proposal a condition to the parties’ obligations to consummate the Merger. The failure of any stockholder of record to grant a proxy electronically over the Internet or by telephone, to submit a signed proxy card or to vote by virtual ballot at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Proposal, will not have any effect on the Merger-Related Compensation Proposal and the Adjournment Proposal and will cause such stockholder’s shares to not be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting. Abstentions will be counted as votes “AGAINST” the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal and will be counted as present for the purposes of establishing a quorum. Because each of the Special Meeting Proposals presented to stockholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.

The Special Meeting will be held virtually, and you will be able to attend the meeting and vote via the Internet at www.virtualshareholdermeeting.com/ENV2024SM by using the 16-digit control number included in your proxy materials. You will not be able to attend the Special Meeting in person.

If you have any questions about the Proxy Statement, the Special Meeting, the Merger Agreement or the Merger or need assistance with voting procedures, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling (877) 750-0831 (TOLL-FREE from the United States and Canada) or +1 (412) 232-3651 (from other locations).

On behalf of the Board, I thank you for your support and appreciate your consideration of these matters.

Sincerely,

/s/ James L. Fox
James L. Fox
Interim Chief Executive Officer
Envestnet, Inc.

Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document or the Proxy Statement, including the Merger, or determined if the information contained in this document or the Proxy Statement is accurate or adequate. Any representation to the contrary is a criminal offense.

The Proxy Statement is dated August 23, 2024 and, together with the enclosed form of proxy card, is first being mailed to Company stockholders on or about August 23, 2024.

Envestnet, Inc.

1000 Chesterbrook Boulevard, Suite 250

Berwyn, PA 19312

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

YOUR VOTE IS VERY IMPORTANT.

PLEASE VOTE YOUR SHARES PROMPTLY.

You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of Envestnet, Inc. (“Envestnet” or the “Company”) to be held on Tuesday, September 24, 2024, at 10:00 a.m., Eastern Time online at www.virtualshareholdermeeting.com/ENV2024SM.

The Special Meeting will be held for the following purposes:

1.

to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of July 11, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among BCPE Pequod Buyer, Inc. (“Parent”), BCPE Pequod Merger Sub, Inc., a direct, wholly owned subsidiary of Parent (“Merger Sub”), and Envestnet, a copy of which is attached as Annex A to the proxy statement (the “Proxy Statement”) accompanying this notice, pursuant to which Merger Sub will merge with and into Envestnet (the “Merger”), with Envestnet surviving the Merger and becoming a wholly owned subsidiary of Parent, and to approve the Merger (the “Merger Proposal”);

2.

to consider and vote on a non-binding, advisory proposal to approve compensation that will or may become payable by Envestnet to its named executive officers in connection with the Merger (the “Merger-Related Compensation Proposal”); and

3.

to consider and vote on a proposal to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or in the absence of a quorum (the “Adjournment Proposal” and, together with the Merger Proposal and the Merger-Related Compensation Proposal, the “Special Meeting Proposals”).

The affirmative vote of a majority of the outstanding shares of Envestnet common stock, par value $0.005 per share (“Envestnet Common Stock”) entitled to vote thereon, is required to approve the Merger Proposal. The affirmative vote of the holders of a majority of the total number of shares of Envestnet Common Stock present at the Special Meeting, or represented by proxy and entitled to vote thereon, is required to approve, by means of a non-binding, advisory vote, the Merger-Related Compensation Proposal. The affirmative vote of the holders of a majority of the total number of shares of Envestnet Common Stock present at the Special Meeting, or represented by proxy and entitled to vote thereon, is required to approve the Adjournment Proposal. The failure of any stockholder of record to grant a proxy electronically over the Internet or by telephone, to submit a signed proxy card or to vote by virtual ballot at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Proposal, will not have any effect on the Merger-Related Compensation Proposal and the Adjournment Proposal and will cause such stockholder’s shares to not be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting. Abstentions will be counted as votes “AGAINST” the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal and will be counted as present for the purposes of establishing a quorum. Because each of the Special Meeting Proposals presented to stockholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.

Only Company stockholders of record as of the close of business on August 20, 2024 are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof. A list of stockholders entitled to vote at the Special Meeting will be available in our principal executive offices located at 1000 Chesterbrook Boulevard, Suite 250, Berwyn, PA 19312, during ordinary business hours for a period of at least 10 days prior to the Special Meeting and at the place of the Special Meeting during such meeting. Company stockholders may also access the list during the Special Meeting, by using the virtual meeting website link set forth above.

Company stockholders and beneficial owners who do not vote in favor of the Merger Proposal will have the right to seek appraisal of the fair value of their shares of Envestnet Common Stock, as determined by the Delaware Court of Chancery, if they deliver a written demand for appraisal to the Company before the vote is taken on the Merger Proposal and otherwise comply with, and do not validly withdraw their demands or otherwise lose their appraisal rights under, the applicable provisions of Delaware law, which are summarized in the Proxy Statement accompanying this notice in the section entitled “Appraisal Rights” beginning on page 117 of the Proxy Statement. A copy of Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”), which is the applicable Delaware appraisal statute, may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

Envestnet’s board of directors (the “Board”) unanimously recommends that you vote “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. In considering the recommendation of the Board, Company stockholders should be aware that the Company’s executive officers and members of the Board may have agreements and arrangements in place that provide them with interests in the Merger that may be different from, or in addition to, those of the holders of shares of Envestnet Common Stock generally. Please see the section entitled “The Merger—Interests of the Directors and Executive Officers of Envestnet in the Merger” beginning on page 74 of the Proxy Statement.

Your vote is important. Whether or not you expect to attend the Special Meeting, you are urged to complete, sign, date and return the enclosed proxy card, or to submit your vote by Internet or telephone, at your earliest convenience. If you hold your shares of Envestnet Common Stock in “street name,” you should instruct your bank, broker or other nominee how to vote your shares of Envestnet Common Stock in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the Special Meeting Proposals, including the Merger Proposal, without your instructions. Instructions for voting your shares of Envestnet Common Stock are included on the enclosed proxy card or the voting instruction form you will receive. If you are a stockholder of record and you send in your proxy and then decide to attend the Special Meeting to vote your shares of Envestnet Common Stock, you may still do so. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Special Meeting.

Our Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

By order of the Board of Directors,

/s/ James L. Fox
James L. Fox Interim Chief Executive Officer Envestnet, Inc. August 23, 2024

IMPORTANT

Your vote is extremely important. Whether or not you plan to virtually attend the Special Meeting and regardless of the number of shares of Envestnet Common Stock you own, we urge you to vote promptly “FOR” each of the Special Meeting Proposals.

If you have any questions about submitting your proxy card or otherwise require assistance, please contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders May Call: (877) 750-0831 (TOLL-FREE from the United States and Canada)

or +1 (412) 232-3651 (from other locations)

Banks and Brokers May Call Collect: (212) 750-5833

SUMMARY	1

The Special Meeting	1
Parties Involved in the Merger	3
Effect of the Merger	4
Merger Consideration	5
Effect on Envestnet if the Merger is Not Consummated	6
Recommendation and Reasons for the Merger	7
Opinion of Morgan Stanley	7
Interests of the Directors and Executive Officers of Envestnet in the Merger	8
Financing of the Transactions	8
Material U.S. Federal Income Tax Consequences of the Merger	9
Regulatory Approvals Required for the Merger	10
Legal Proceedings Regarding the Merger	10
No Solicitation of Acquisition Proposals; Board Recommendation Changes	11
Regulatory Efforts	12
Conditions to the Closing of the Merger	12
Termination of the Merger Agreement	12
Company Termination Fee	13
Parent Termination Fee	13
Specific Performance	13
Market Prices	13
Appraisal Rights	13

QUESTIONS AND ANSWERS	15

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	26

THE SPECIAL MEETING	27

Date, Time and Place of the Special Meeting	27
Purpose of the Special Meeting	27
Record Date; Shares Entitled to Vote; Quorum	27
Vote Required; Abstentions and Broker Non-Votes	27
Shares Held by the Company’s Directors and Executive Officers	28
Shares Held by the Rollover Stockholders	28
Voting of Proxies	28
How You May Revoke or Change Your Vote	29
Adjournments	30
Technical Difficulties or Trouble Accessing the Virtual Meeting Website	30
Tabulation of Votes	30
Solicitation of Proxies	30
Anticipated Date of Consummation of the Merger	31
Appraisal Rights	31
Attending the Special Meeting	32
Voting at the Special Meeting Remotely as a Stockholder of Record or as a Beneficial Owner Who Holds Shares Through a Broker, Bank, Trust or Other Nominee	32
Delisting and Deregistration of Envestnet Common Stock	32
Assistance	32

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT	33

The Merger Proposal	33
Vote Required	33
Board Recommendation	33

i

ii

Annex A	Agreement and Plan of Merger

Annex B	Opinion of Morgan Stanley

Annex C	Agreement with BlackRock

Annex D	Agreement with Fidelity

iii

SUMMARY

This summary highlights selected information from this proxy statement (this “Proxy Statement”) related to the merger (the “Merger”) of BCPE Pequod Merger Sub, Inc. (“Merger Sub”) with and into Envestnet, Inc. (“Envestnet” or the “Company”) and may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should read carefully this entire Proxy Statement, the annexes to this Proxy Statement and the documents we refer to in this Proxy Statement, as they contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 124 of this Proxy Statement. The Merger Agreement (as defined below) is attached as Annex A to this Proxy Statement. You are encouraged to read the Merger Agreement, which is the legal document that governs the Merger.

Except as otherwise specifically noted in this Proxy Statement, “Envestnet,” the “Company,” “we,” “our,” “us” and similar words in this Proxy Statement refer to Envestnet, Inc., including, in certain cases, our subsidiaries. Throughout this Proxy Statement we refer to BCPE Pequod Buyer, Inc. as “Parent” and BCPE Pequod Merger Sub, Inc. as “Merger Sub.” In addition, throughout this Proxy Statement we refer to the Agreement and Plan of Merger, dated as of July 11, 2024, as it may be amended from time to time, by and among the Company, Parent and Merger Sub as the “Merger Agreement.” Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.

The Special Meeting (page 27)

Date, Time and Place

The special meeting of the stockholders of Envestnet (“Company stockholders”) (the “Special Meeting”) will be held on Tuesday, September 24, 2024, at 10:00 a.m., Eastern Time online at www.virtualshareholdermeeting.com/ENV2024SM.

Record Date; Shares Entitled to Vote

You are entitled to receive notice of and vote at the Special Meeting if you owned shares of common stock of Envestnet, par value $0.005 per share (“Envestnet Common Stock”), at the close of business on August 20, 2024, the record date for the Special Meeting (the “Record Date”). You will have one vote at the Special Meeting for each share of Envestnet Common Stock you owned at the close of business on the Record Date.

Purpose

At the Special Meeting, we will ask Company stockholders of record as of the Record Date to vote (i) to adopt the Merger Agreement and approve the Merger (the “Merger Proposal”), (ii) to approve, by non-binding, advisory vote, compensation that will or may become payable by Envestnet to its named executive officers in connection with the Merger (the “Merger-Related Compensation Proposal”) and (iii) to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or in the absence of a quorum (the “Adjournment Proposal” and, together with the Merger Proposal and the Merger-Related Compensation Proposal, the “Special Meeting Proposals”).

Quorum

As of the Record Date, there were approximately 55,244,657 shares of Envestnet Common Stock outstanding and entitled to be voted at the Special Meeting. The presence of a majority of the outstanding shares of Envestnet Common Stock entitled to vote at the Special Meeting constitutes a quorum. As a result,

27,622,329 shares of Envestnet Common Stock must be represented by proxy or by stockholders present and entitled to vote at the Special Meeting to have a quorum. Shares of Envestnet Common Stock are counted as present if:

•	the holders of such shares are present in person at the virtual Special Meeting; or

•	a proxy card has been properly submitted by mail, by telephone or over the Internet with respect to such shares.

If you submit your proxy card, regardless of whether you abstain from voting on one or more of the Special Meeting Proposals, your shares of Envestnet Common Stock will be counted as present at the Special Meeting for the purpose of determining a quorum. If your shares of Envestnet Common Stock are held in “street name,” your shares of Envestnet Common Stock are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares of Envestnet Common Stock. If you hold your shares of Envestnet Common Stock of Envestnet Common Stock in “street name” and do not give any instruction to your broker, bank, trust or other nominee as to how your shares of Envestnet Common Stock should be voted at the Special Meeting, those shares will not be voted on any Special Meeting Proposal and will not be counted for purposes of determining a quorum.

Required Vote

The affirmative vote of a majority of the outstanding shares of Envestnet Common Stock is required to adopt the Merger Proposal. The affirmative vote of the holders of a majority of the total number of shares of Envestnet Common Stock present at the Special Meeting or represented by proxy and entitled to vote thereon, provided a quorum is present, is required to adopt, by means of a non-binding, advisory vote, the Merger-Related Compensation Proposal. The affirmative vote of the holders of a majority of the total number of shares of Envestnet Common Stock present at the Special Meeting or represented by proxy and entitled to vote thereon is required to approve the Adjournment Proposal. This means that the Merger Proposal will be approved if the number of shares voted “FOR” such proposal is greater than fifty percent (50%) of the total number of outstanding shares of Envestnet Common Stock entitled to vote at the Special Meeting. Abstentions will have the same effect as votes “AGAINST” the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal and will be counted as present for the purposes of establishing a quorum. Because each of the Special Meeting Proposals presented to Company stockholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.

Share Ownership of Directors and Executive Officers of Envestnet

As of the Record Date, the directors and executive officers of Envestnet beneficially owned, and were entitled to vote, in the aggregate, 4,884,322 shares of Envestnet Common Stock, representing approximately 8.8% of the outstanding shares of Envestnet Common Stock. We expect that the directors and executive officers of Envestnet will beneficially own and be entitled to vote a similar figure at the close of business on the date of the Special Meeting. The directors and executive officers of Envestnet have informed Envestnet that they currently intend to vote all of their shares of Envestnet Common Stock “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal.

How You Can Vote

You may cast your shares of Envestnet Common Stock in any of four ways:

1.	by voting over the Internet using the website indicated on the enclosed proxy card;

2.	by telephone using the toll-free number on the enclosed proxy card;

3.	by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided; or

4.

by attending the Special Meeting in a virtual format and voting by virtual ballot. To vote during the Special Meeting, you must do so by logging into www.virtualshareholdermeeting.com/ENV2024SM using the 16-digit control number included in your proxy materials.

If your shares of Envestnet Common Stock are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares of Envestnet Common Stock are held in a stock brokerage account or by a bank or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares of Envestnet Common Stock are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described above. Because the Special Meeting Proposals are “non-routine matters,” your broker, bank, trust or other nominee does not have discretionary authority to vote your shares of Envestnet Common Stock on the Special Meeting Proposals. If your shares of Envestnet Common Stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with the Proxy Statement. If you hold your shares of Envestnet Common Stock in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those shares of Envestnet Common Stock will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal. We encourage you to authorize your broker, bank, trust or other nominee to vote your shares of Envestnet Common Stock “FOR” each of the Special Meeting Proposals by following the instructions provided on the enclosed voting instruction form to provide your instructions over the Internet, by telephone or by signing, dating and returning the voting instruction form in the postage-paid envelope provided. We encourage you to vote electronically.

YOUR VOTE IS VERY IMPORTANT. We encourage all Company stockholders to vote electronically. Please submit your proxy via the Internet or by telephone by following the instructions on the enclosed proxy card. If you do not have access to a touch-tone phone or the Internet, you may alternatively vote by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided – even if you plan to attend the Special Meeting. If you properly and timely submit your proxy, the individuals named as your proxy holders will vote your shares of Envestnet Common Stock as you have directed.

All shares of Envestnet Common Stock entitled to vote and represented by properly submitted proxies (including those submitted via the Internet, by telephone and by mail) received at the Special Meeting, and not revoked or superseded, will be voted at the Special Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy card, such shares will be voted by the proxy holders named on the enclosed proxy card according to the recommendation of the board of directors of Envestnet (the “Board”) “FOR” each of the Special Meeting Proposals.

Parties Involved in the Merger (page 33)

Envestnet, Inc.

Envestnet, through its subsidiaries, is transforming the way financial advice and insight are delivered. Our mission is to empower financial advisors and service providers with innovative technology, solutions and intelligence. Envestnet is a leader in helping transform wealth management, working towards its goal of expanding a holistic financial wellness ecosystem so that our clients can better serve their clients.

Envestnet’s clients include more than 110,000 advisors, 17 of the 20 largest U.S. banks, 48 of the 50 largest wealth management and brokerage firms, over 500 of the largest RIAs and hundreds of FinTech companies, all of which leverage Envestnet technology and services that help drive better outcomes for enterprises, advisors and their clients.

Through a combination of platform enhancements, partnerships and acquisitions, Envestnet uniquely provides a financial network connecting technology, solutions and data, delivering better intelligence and enabling its customers to drive better outcomes.

Envestnet, a Delaware corporation originally founded in 1999, serves clients from its headquarters in Berwyn, Pennsylvania, as well as other locations throughout the United States, India and other international locations.

Envestnet Common Stock is currently listed on the New York Stock Exchange (“NYSE”) under the symbol “ENV.”

BCPE Pequod Buyer, Inc.

Parent is a Delaware corporation and was formed on July 9, 2024, solely for the purpose of entering into the Merger Agreement and engaging in the transactions contemplated by the Merger Agreement, including the Merger and the related financing transactions. Parent has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the equity financing in connection with the Merger. Upon the consummation of the Merger, Envestnet will be a direct, wholly owned subsidiary of Parent.

BCPE Pequod Merger Sub, Inc.

Merger Sub is a Delaware corporation and a direct, wholly owned subsidiary of Parent. Merger Sub was formed on July 9, 2024, solely for the purpose of entering into the Merger Agreement and engaging in the transactions contemplated by the Merger Agreement, including the Merger, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement. Upon the consummation of the Merger, Merger Sub will merge with and into Envestnet and cease to exist.

Parent and Merger Sub (collectively, the “Buyer Parties”) are each affiliated with investment funds advised by Bain Capital Private Equity, LP (“Bain”).

Effect of the Merger (page 34)

The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), at the Effective Time, Merger Sub will be merged with and into Envestnet, the separate corporate existence of Merger Sub will thereupon cease, and Envestnet will be the surviving corporation in the Merger under the DGCL under the name “Envestnet, Inc.” (the “Surviving Company”). As a result of the Merger, the Surviving Company will become a wholly owned subsidiary of Parent. Envestnet will no longer be an independent public company, the Envestnet Common Stock will be delisted on the NYSE, and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in each case, in accordance with applicable laws, rules and regulations, and Envestnet will no longer file periodic reports with the United States Securities and Exchange Commission (the “SEC”) on account of the Envestnet Common Stock. If the Merger is consummated, you will not own any shares of capital stock of the Surviving Company, but instead will be entitled to receive only the Merger Consideration set forth in the Merger Agreement and summarized in the following paragraph or the right to exercise appraisal rights in lieu thereof. Company stockholders and beneficial owners who properly and validly exercise and do not withdraw their demands for appraisal, or otherwise lose their appraisal rights, will receive appraisal rights under Section 262 of the DGCL. For more information, please see the section entitled “Appraisal Rights” beginning on page 117 of this Proxy Statement. The “Effective Time” will occur upon the effectiveness of the filing of the certificate of merger (the “certificate of merger”) with the office of the Secretary of State of the State of Delaware (or at such later time as Envestnet and Parent may mutually agree in writing and specify in the certificate of merger).

Merger Consideration (page 35)

Envestnet Common Stock

At the Effective Time, each share of Envestnet Common Stock issued and outstanding immediately prior to the Effective Time, including any Envestnet Common Stock to the extent issued and converted in accordance with the terms of the Merger Agreement, that certain indenture under which the convertible notes due 2025 had been issued and that certain indenture under which the convertible notes due 2027 had been issued (such indentures, collectively, the “Convertible Notes Indentures”) (other than (i) shares of Envestnet Common Stock that are (a) owned by the Company or any direct or indirect wholly owned subsidiaries of the Company, (b) owned by Parent (or any of its affiliates), Merger Sub or any direct or indirect wholly owned subsidiaries of Parent (or any of its affiliates) or Merger Sub, (c) Rollover Shares (as defined below) or (d) held in treasury of the Company (collectively, the “Owned Company Shares”), or (ii) Dissenting Shares (as defined below)) will be automatically cancelled and retired and converted into the right to receive cash in an amount equal to $63.15 per share, without interest thereon, less any amounts required to be deducted or withheld in accordance with the Merger Agreement (the “Merger Consideration”). At the Effective Time, each Owned Company Share will be automatically cancelled and retired and will cease to exist without any consideration delivered in exchange therefor.

The Rollover Shares are not entitled to receive any Merger Consideration and will, immediately prior to the closing of the Merger (the “Closing”), be contributed, directly or indirectly, to the indirect parent company of Parent pursuant to the terms of the applicable support and rollover agreement in exchange for non-voting ownership interest in the parent company of Parent.

Shares of Envestnet Common Stock issued and outstanding immediately prior to the Effective Time and held by Company stockholders or beneficial owners who (i) do not vote in favor of the Merger, (ii) are entitled to demand appraisal rights under Section 262 of the DGCL, (iii) have properly exercised and validly perfected their respective demands for appraisal in the time and manner provided in Section 262 of the DGCL and (iv) as of the Effective Time, have neither effectively withdrawn nor lost their right to such appraisal and payment under the DGCL (referred to collectively as the “Dissenting Shares”), will not be converted into the right to receive the Merger Consideration at the Effective Time, but instead be entitled only to such consideration as is determined pursuant to Section 262 of the DGCL. Each Dissenting Share held by Company stockholders or beneficial owners who have failed to perfect or who have effectively withdrawn or otherwise lost the right to appraisal of such shares and payment under Section 262 of the DGCL or if a court of competent jurisdiction determines that such holder is not entitled to the relief provided by Section 262 of the DGCL, then such Dissenting Shares shall have the rights and obligations provided in Section 262 of the DGCL. For more information, please see the section entitled “Appraisal Rights” beginning on page 117 of this Proxy Statement.

Treatment of Company Options, Company RSUs and Company PSUs

Company Options. At the Effective Time, each option to purchase Envestnet Common Stock (each, a “Company Option”) granted under the Envestnet, Inc. 2010 Long-Term Incentive Plan, Envestnet, Inc. 2019 Acquisition Equity Incentive Plan or Envestnet, Inc. 2024 Long-Term Incentive Plan (collectively, the “Company Stock Plans”), whether vested or unvested, that is outstanding and unexercised as of the Effective Time, will be cancelled and converted into the right to receive a cash payment equal to (i) the excess, if any, of the Merger Consideration over the exercise price per share of Envestnet Common Stock subject to such Company Option as of the Effective Time, multiplied by (ii) the total number of shares of Envestnet Common

Stock subject to such Company Option immediately prior to the Effective Time. Any Company Option that has an exercise price per share of Envestnet Common Stock that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration.

Company RSUs. At the Effective Time, each restricted share unit award subject solely to service-based vesting requirements and not performance-based vesting requirements (a “Company RSU”) granted under the Company Stock Plans that is outstanding as of the Effective Time will be cancelled and converted into the right to receive (i) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (a) the Merger Consideration multiplied by (b) the total number of shares of Envestnet Common Stock subject to such Company RSU immediately prior to the Effective Time and (ii) to the extent unvested as of immediately prior to the Effective Time, an amount in cash equal to (a) the Merger Consideration, multiplied by (b) the total number of shares of Envestnet Common Stock subject to the unvested portion of such Company RSU immediately prior to the Effective Time (the “RSU Deferred Cash Award”). Each RSU Deferred Cash Award will, subject to the holder’s continued employment or service through the applicable vesting dates, vest in accordance with the same vesting schedule as the underlying Company RSU (subject to any acceleration provisions upon a qualifying termination of employment under the holder’s existing employment or severance arrangements in effect as of July 11, 2024, the Company Stock Plans and applicable award agreements in effect as of July 11, 2024 (“Acceleration Provisions”)) and will otherwise generally have the same terms and conditions as applied to the Company RSU for which it was exchanged.

Company PSUs. At the Effective Time, each restricted share unit award subject to performance-based vesting requirements (a “Company PSU”) granted under the Company Stock Plans that is outstanding as of the Effective Time will be cancelled and converted into the right to receive (i) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (a) the Merger Consideration multiplied by (b) the total number of shares of Envestnet Common Stock subject to such Company PSU immediately prior to the Effective Time and (ii) to the extent unvested as of immediately prior to the Effective Time, an amount in cash equal to (a) the Merger Consideration, multiplied by (b) the total number of shares of Envestnet Common Stock issuable under such Company PSU immediately prior to the Effective Time based on the greater of (1) target performance and (2) actual performance through a truncated performance period ending immediately prior to the Effective Time (as determined in the good faith discretion of the Compensation Committee of the Board, which determination will be effective as of the Effective Time) (the “PSU Deferred Cash Award”). Each PSU Deferred Cash Award will, subject to the holder of such award’s continued employment or service on the last day of such performance period applicable to the Company PSU for which the Company PSU Deferred Cash Award was exchanged, vest at the same time as the underlying Company PSU (subject to any Acceleration Provisions) and will otherwise generally have the same terms and conditions as applied to the Company PSU for which it was exchanged.

Effect on Envestnet if the Merger is Not Consummated (page 34)

If the Merger Proposal is not approved by the requisite shares of Envestnet Common Stock entitled to vote thereon, or if the Merger is not consummated for any other reason:

•	the Company stockholders will not be entitled to, nor will they receive, any payment for their respective shares of Envestnet Common Stock pursuant to the Merger Agreement;

•

Envestnet will remain an independent public company, the Envestnet Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and Envestnet will continue to file periodic reports with the SEC on account of the Envestnet Common Stock;

•

under certain circumstances specified in the Merger Agreement, Envestnet may be required to pay Parent a termination fee in the amount of $90,650,000 (the “Company Termination Fee”) upon the termination of the Merger Agreement. For more information, please see the section entitled “Terms of the Merger Agreement—Company Termination Fee” beginning on page 110 of this Proxy Statement; and

•

Company stockholders will continue to own their shares of Envestnet Common Stock and will continue to be subject to the same general risks and opportunities as those to which they are currently subject with respect to ownership of Envestnet Common Stock.

If the Merger is not consummated, there is no assurance as to the effect of these risks and opportunities on the future value of shares of Envestnet Common Stock, including the risk that the market price of shares of Envestnet Common Stock may decline to the extent that the current market price of the common stock reflects a market assumption that the Merger will be consummated. If the Merger is not consummated, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition earnings or prospects of the Company will not be adversely impacted.

Recommendation and Reasons for the Merger (page 50)

On July 11, 2024, the Board, after considering various factors described in the section entitled “The Merger—Recommendation and Reasons for the Merger” beginning on page 50 of this Proxy Statement, and after consultation with the Company’s financial advisor and outside legal counsel, unanimously (i) approved and declared advisable the Merger Agreement, the Merger, the other transactions contemplated by the Merger Agreement, any agreement, certificate, instrument and document executed and delivered pursuant to the Merger Agreement (such agreement, certificate, instrument or document, an “Ancillary Agreement”) or pursuant to any other Ancillary Agreement and the transactions contemplated by the Ancillary Agreements (collectively, the “Transactions”), (ii) determined that the terms of the Merger Agreement and the Transactions are fair to, and in the best interests of, the Company and the Company’s stockholders, (iii) directed that the Merger Proposal be submitted to a vote of the Company’s stockholders at the Special Meeting and (iv) subject to the terms and conditions of the Merger Agreement, resolved to recommend that the Company’s stockholders approve the Merger Proposal on the terms and subject to the conditions set forth in the Merger Agreement.

The Board recommends that you vote (i) “FOR” the Merger Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.

Opinion of Morgan Stanley (page 56)

Envestnet engaged Morgan Stanley, LLC (“Morgan Stanley”) to act as Envestnet’s financial advisor in connection with the Merger. Morgan Stanley delivered its oral opinion to the Board on July 11, 2024, which opinion was subsequently confirmed in a written opinion dated July 11, 2024, that, as of the date of such opinion, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley as set forth in its written opinion, the Merger Consideration to be received by the holders of shares of Envestnet Common Stock (other than the holders of Owned Company Shares or Dissenting Shares (the “Excluded Shares”) or holders who are Parent Financing Sources (as defined below) or their affiliates) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of Morgan Stanley’s written opinion, which describes, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken, is attached as Annex B to this Proxy Statement and is incorporated by reference in its entirety. The summary of Morgan Stanley’s opinion contained in this Proxy Statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Morgan Stanley’s opinion carefully in its entirety. Morgan Stanley’s opinion was directed to the Board, in its capacity as such, and addressed only the fairness from a financial point of view to the holders of shares of Envestnet Common Stock (other than the holders of Excluded Shares or holders who are Parent Financing Sources or their affiliates) of the Merger Consideration pursuant to the Merger Agreement as of the date of such opinion. Morgan Stanley’s opinion did not address any other aspects or implications of the Merger. Morgan Stanley’s opinion did not in any manner address the relative merits of the transactions contemplated by the Merger Agreement as compared to other business or financial strategies that might be available to Envestnet, nor did it address the underlying business decision of Envestnet to enter into the Merger Agreement or proceed with any other transaction contemplated by the Merger Agreement. Morgan Stanley expressed no opinion or recommendation to any holder of shares of Envestnet Common Stock as to how such holders should vote at the Special Meeting, or whether to take any other action with respect to the Merger.

For a further discussion of the opinion that the Board received from Morgan Stanley, see the section entitled “The Merger—Opinion of Morgan Stanley” beginning on page 56 of this Proxy Statement and the full text of the written opinion of Morgan Stanley attached as Annex B to this Proxy Statement.

Interests of the Directors and Executive Officers of Envestnet in the Merger (page 74)

When considering the recommendation of the Board that you vote to approve the Merger Proposal, you should be aware that the directors and executive officers of Envestnet may have interests in the Merger that are or may be different from, or in addition to, your interests as a Company stockholder. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement, in approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be adopted by Company stockholders. These interests include the following:

•	the conversion of unvested Company RSUs and Company PSUs held by the directors and executive officers of Envestnet into RSU Deferred Cash Awards and PSU Deferred Cash Awards at the Effective Time;

•	the acceleration and cash out of Company Options held by the directors and executive officers of Envestnet at the Effective Time;

•

the entitlement of each of the executive officers of Envestnet to receive severance payments and benefits under any preexisting employment agreement upon a termination of employment in certain circumstances;

•	the entitlement of certain executive officers of Envestnet to receive retention awards in connection with the Merger; and

•	the continued indemnification and directors’ and officers’ liability insurance to be provided by the Surviving Company.

Please see the section entitled “The Merger—Interests of the Directors and Executive Officers of Envestnet in the Merger” beginning on page 74 of this Proxy Statement for a more detailed description of these interests.

If the Merger Proposal is approved by Company stockholders, the shares of Envestnet Common Stock held by the directors and executive officers of Envestnet will be treated in the same manner as outstanding shares of Envestnet Common Stock held by all other Company stockholders entitled to receive the Merger Consideration.

Financing of the Transactions (page 80)

Parent obtained equity and Debt Financing commitments for the Transactions contemplated by the Merger Agreement, the aggregate proceeds of which will be sufficient for Parent to pay the aggregate Merger Consideration (including payments in respect of the Company’s outstanding equity-based awards payable in connection with the Closing pursuant to the Merger Agreement) and all related fees and expenses of Parent and Merger Sub (including in connection with the Debt Financing described below and giving effect to the “rollover” of certain stockholders’ equity as described under “Support and Rollover Agreements” below).

We anticipate that the total amount of funds necessary to pay the aggregate Merger Consideration (including payments in respect of the Company’s outstanding equity-based awards payable in connection with the Closing pursuant to the Merger Agreement) in the Merger is approximately $3.6 billion in cash.

Equity Commitment Letters

Certain investment vehicles managed or advised by Bain and certain co-investors have committed, pursuant to the equity commitment letters dated July 11, 2024 and an amended and restated equity commitment letter dated July 25, 2024 (each, an “Equity Commitment Letter” and collectively, the “Equity Commitment Letters”), to capitalize Parent, at or immediately prior to the closing of the Merger, with an aggregate equity contribution in an amount of $2,500,264,000.00, on the terms and subject to the conditions set forth in the Equity Commitment Letters.

Limited Guarantees

Certain investment vehicles managed or advised by Bain and certain co-investors have each provided limited guarantees in favor of Envestnet, pursuant to such guarantor’s applicable limited guarantee dated as of July 11, 2024 (each, a “Limited Guarantee” and collectively, the “Limited Guarantees”), to guarantee, subject to certain limitations set forth in such Limited Guarantee, the payment of such guarantor’s pro rata share of the obligation of Parent to pay a reverse termination fee of $220,000,000 (the “Parent Termination Fee”), certain indemnification obligations of Parent and Merger Sub and the reasonable out-of-pocket fees, cost and expenses incurred by Envestnet in connection with any suit contemplated by, and solely to the extent reimbursable under, the Merger Agreement and such Limited Guarantee (collectively, the “Guaranteed Obligation”), on the terms and subject to the conditions set forth in the Limited Guarantees. The obligations of each guarantor under its respective Limited Guarantee are subject to an aggregate cap set forth therein (each, a “Cap”).

Debt Commitment Letters

In connection with the financing of the Transactions, RBC Capital Markets, BMO Capital Markets, Barclays, Goldman Sachs & Co. LLC, Ares Capital Management, funds managed by Blue Owl Capital and Benefit Street Partners, L.L.C. have committed to provide debt financing (the “Debt Financing”) in connection with the Merger consisting of a first lien term loan facility in an aggregate principal amount of up to $1,760,000,000, a second lien term loan facility in an aggregate principal amount equal of up to $375,000,000 and a revolving credit facility in an aggregate principal amount equal to $375,000,000, in each case, on the terms and subject to the conditions set forth in a commitment letter, dated July 11, 2024.

Support and Rollover Agreements

Concurrently with the execution and delivery of the Merger Agreement, and as a condition and inducement to Parent’s and certain of its affiliates’ willingness to enter into the Merger Agreement, Parent, certain of its affiliates and the Company entered into support and rollover agreements with a subsidiary of BlackRock, Inc. (“BlackRock”) and with FMR LLC (“Fidelity”). Under the support and rollover agreements, the applicable stockholders have agreed to vote or execute consents with respect to the number of shares of Envestnet Common Stock beneficially owned by such stockholder set forth in such stockholder’s support and rollover agreement (such shares, the “Rollover Shares”) in favor of the Merger, subject to certain terms and conditions contained therein. In addition, the applicable stockholders have agreed to “rollover” their Rollover Shares into a nonvoting ownership interest in the indirect parent company of Parent. The Rollover Shares do not include any shares of Envestnet Common Stock held by Advisory Subsidiaries (as defined in the Schedule 13D filed by BlackRock on May 21, 2021 that relates to shares of Envestnet Common Stock) of BlackRock in their capacity as investment advisers to client accounts (including any additional shares of Envestnet Common Stock acquired by Advisory Subsidiaries after July 11, 2024).

Material U.S. Federal Income Tax Consequences of the Merger (page 83)

The receipt of cash by Company stockholders in exchange for shares of Envestnet Common Stock in the Merger will be a taxable transaction to U.S. Holders (as defined under the section entitled “The Merger—

Material U.S. Federal Income Tax Consequences of the Merger—U.S. Holders” beginning on page 84 of this Proxy Statement) for U.S. federal income tax purposes. Such receipt of cash by a Company stockholder that is a U.S. Holder generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of Envestnet Common Stock surrendered in the Merger. Backup withholding may also apply to the cash payments made pursuant to the Merger, unless the U.S. Holder complies with certification procedures under the backup withholding rules.

Company stockholders that are Non-U.S. Holders (as defined under the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger—Non-U.S. Holders” beginning on page 85 of this Proxy Statement) generally will not be subject to U.S. federal income tax with respect to the exchange of Envestnet Common Stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to the backup withholding rules described above unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding.

For a more complete description of the U.S. federal income tax consequences of the Merger, please see the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 83 of this Proxy Statement. Company stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under U.S. federal income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.

Regulatory Approvals Required for the Merger (page 86)

Under the Merger Agreement, the Merger cannot be completed until the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), has expired or been terminated, and all requisite consents, directions or orders required to consummate the Merger pursuant thereto have been obtained. On August 1, 2024, the parties made the filings required under the HSR Act. The waiting period under the HSR Act will expire at 11:59 p.m. Eastern Time on September 3, 2024.

Under the terms of the Merger Agreement, Envestnet Securities, Inc., a wholly owned subsidiary of Envestnet, and FIDx Markets LLC, an affiliate of Envestnet (the “Broker-Dealer Entities”), must file a continuing membership application under FINRA Rule 1017(a)(4) with the Financial Industry Regulatory Authority (“FINRA”) for approval of the change of control of each Broker-Dealer Entity that will result from the consummation of the Transactions, and, prior to Closing, must have obtained FINRA’s affirmative approval or non-rejection of such applications (the “FINRA Approval”). In addition, the parties are required to obtain the approval of, make filings to or notify certain state regulators pursuant to state specific securities and insurance regulations.

For more information, please see the section entitled “The Merger—Regulatory Approvals Required for the Merger” beginning on page 86 of this Proxy Statement.

Legal Proceedings Regarding the Merger (page 87)

As of the date of this Proxy Statement, the Company has received demand letters from purported Company stockholders alleging deficiencies and/or omissions in the preliminary proxy statement the Company filed on August 12, 2024. The demand letters seek additional disclosures to remedy these purported deficiencies. The Company believes that the allegations in these demand letters are without merit.

Potential plaintiffs may file lawsuits or send additional demand letters in connection with the Merger. The outcome of any future litigation is uncertain. Such litigation, if not resolved, could prevent or delay consummation of the Merger and result in substantial costs to Envestnet, including any costs associated with the indemnification of directors and officers. One of the conditions to the consummation of the Merger is that there shall not be any order restraining, enjoining or otherwise preventing the consummation of the Merger issued by any governmental entity having jurisdiction over any of Envestnet, Parent or Merger Sub that remains in effect at the time of the Closing. Therefore, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the Merger on the agreed-upon terms, then such injunction may prevent the Merger from being consummated, or from being consummated within the expected time frame.

No Solicitation of Acquisition Proposals; Board Recommendation Changes (page 100)

For purposes of this Proxy Statement, each of “Acquisition Proposal” and “Superior Proposal” is defined in the section entitled “Terms of the Merger Agreement—No Solicitation of Acquisition Proposals; Board Recommendation Changes” beginning on page 100 of this Proxy Statement.

No Solicitation

From July 11, 2024 until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company has agreed that it and its subsidiaries will not, and will cause its representatives not to, directly or indirectly, solicit, initiate, propose or knowingly encourage or knowingly facilitate alternative Acquisition Proposals from third parties, provide non-public information relating to the Company or any of its subsidiaries or afford access to its business, properties or assets to third parties, or participate or engage in discussions or negotiations with, third parties regarding any Acquisition Proposals (other than to inform such third parties that the terms of the Merger Agreement prohibit such discussions or to the extent necessary solely to clarify the terms of the Acquisition Proposal to in connection with determining if it constitutes a Superior Proposal). Notwithstanding these restrictions, under certain specified circumstances, the Company may, prior to the receipt of the Requisite Stockholder Approval (as defined below), provide non-public information relating to the Company or any of its subsidiaries or afford access to its business, properties or assets to a third party in accordance with an Acceptable Confidentiality Agreement to a third party with respect to an Acquisition Proposal or a proposal or inquiry that is reasonably likely to lead to an Acquisition Proposal, and participate in discussions and engage in negotiations with such third parties with respect to an Acquisition Proposal if the Board determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that such alternative Acquisition Proposal constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal, and the failure to take such actions would be inconsistent with its fiduciary duties pursuant to applicable law.

Company Board Recommendation Changes

For purposes of this Proxy Statement, each of “Company Board Recommendation Change” and “Intervening Event” is defined in the section entitled “Terms of the Merger Agreement—No Solicitation of Acquisition Proposals; Board Recommendation Changes” beginning on page 100 of this Proxy Statement.

As described above, the Board has made the recommendation that the Company stockholders vote “FOR” the Merger Proposal. Under the terms of the Merger Agreement, under certain circumstances and subject to certain requirements described under the section entitled “Terms of the Merger Agreement— No Solicitation of Acquisition Proposals; Board Recommendation Changes” beginning on page 100 of this Proxy Statement, prior to the approval of the Merger Proposal by the affirmative vote of a majority of the outstanding shares of Envestnet Common Stock entitled to vote thereon (the “Requisite Stockholder Approval”), the Board may effect a Company Board Recommendation Change if (i) there has been an Intervening Event or (ii) in response to a bona fide Acquisition Proposal that the Board has concluded in good faith (after consultation with the Company’s financial advisor and outside legal counsel) is a Superior Proposal if, in each case, the Board determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law and subject to additional requirements set forth in the Merger Agreement, including, among other things (a) notifying Parent and negotiating with Parent in good faith regarding adjustments proposed by Parent to the terms of the Merger Agreement for a period of five business days and (b) in certain circumstances, payment of the Company Termination Fee.

Regulatory Efforts (page 107)

The parties to the Merger Agreement have agreed to use their respective reasonable best efforts to consummate and make effective, as promptly as reasonably practicable, the Merger.

Under the Merger Agreement, Parent is required to (and must cause its affiliates to) use reasonable best efforts to take any and all action to avoid or eliminate any impediment under every antitrust law to enable the Closing to occur no later than the Outside Date (as defined below) including (i) using reasonable best efforts to take any and all actions necessary to contest and resist any proceeding that is instituted (or threatened to be instituted) challenging the Transactions as violative of any antitrust law and (ii) using reasonable best efforts to have vacated, lifted, reversed or overturned any order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Transactions, in each case, until the issuance of a final, non-appealable order with respect thereto, including (a) proposing, negotiating, committing to and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture or disposition of any businesses, product lines or assets of the Company, Parent and their respective subsidiaries and (b) otherwise taking or committing to take actions that after the Closing would limit the Company’s, Parent’s or their respective subsidiaries’ freedom of action with respect to, or its or their ability to retain, any businesses, product lines or assets of the Company, Parent and their respective subsidiaries.

Conditions to the Closing of the Merger (page 105)

Under the terms of the Merger Agreement, and as further described under the section entitled “Terms of the Merger Agreement—Conditions to the Closing of the Merger” beginning on page 105 of this Proxy Statement, the consummation of the Merger is subject to certain conditions set forth in the Merger Agreement, including but not limited to: (i) the receipt of the Requisite Stockholder Approval; (ii) the expiration, termination or receipt of any approval or clearances applicable to the consummation of the Merger under applicable antitrust laws, including the HSR Act, and the receipt of all requisite approvals and non-disapprovals required to consummate the Merger pursuant thereto; (iii) the absence of any law or order preventing, prohibiting or making illegal the consummation of the Merger; (iv) the receipt of the FINRA Approval; (v) subject to certain qualifications, the accuracy of representations and warranties of the Company, Parent and Merger Sub, as applicable, under the Merger Agreement and the performance in all material respects by the Company, Parent and Merger Sub, as applicable, of their obligations under the Merger Agreement and (vi) the absence of any Company Material Adverse Effect that is continuing as of the date on which the Closing actually occurs (the “Closing Date”). The waiting period under the HSR Act will expire at 11:59 p.m. Eastern Time on September 3, 2024.

Termination of the Merger Agreement (page 109)

The Merger Agreement contains certain termination rights for the Company, on the one hand, and Parent, on the other hand, including but not limited to Parent and the Company each having the right to terminate the Merger Agreement at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) by (i) mutual written consent or (ii) if the Closing has not occurred by 5:00 p.m. on January 11, 2025 (the “Outside Date”). Additional termination rights are further described under the section entitled “Terms of the Merger Agreement—Termination of the Merger Agreement” beginning on page 109 of this Proxy Statement.

Company Termination Fee (page 110)

Upon termination of the Merger Agreement, and as further described under the section entitled “Terms of the Merger Agreement—Company Termination Fee” beginning on page 110 of this Proxy Statement, under specified circumstances, including the Company terminating the Merger Agreement to enter into a definitive written agreement providing for a Superior Proposal (as defined under the section entitled “Terms of the Merger Agreement— No Solicitation of Acquisition Proposals; Board Recommendation Changes” beginning on page 100 of this Proxy Statement) or Parent terminating the Merger Agreement due to a Company Board Recommendation Change, in each case, pursuant to, and in accordance with, the “fiduciary out” provisions of the Merger Agreement, the Company will be required to pay Parent the Company Termination Fee of $90,650,000. The Company Termination Fee will also be payable by the Company if the Merger Agreement is terminated under certain circumstances in which an Acquisition Proposal becomes publicly known, the Merger Agreement is thereafter terminated due to the Company’s failure to obtain the Requisite Stockholder Approval and the Company, within 12 months after such termination, consummates or enters into a definitive agreement with respect to an Acquisition Proposal for fifty percent (50%) or more of the total outstanding equity securities or assets of Envestnet.

Parent Termination Fee (page 111)

Upon termination of the Merger Agreement, and as further described under the section entitled “Terms of the Merger Agreement—Parent Termination Fee” beginning on page 111 of this Proxy Statement, under specified circumstances, including (i) the Company terminating the Merger Agreement because Parent or Merger Sub has breached or failed to perform any of its representations, warranties, obligations, covenants or agreements contained in the Merger Agreement, and such breach or failure cannot be cured by the Outside Date or has not been cured by the earlier of 30 days after the Company gives written notice to Parent of such breach and the Outside Date, which results in the failure to satisfy any conditions to the obligations of the Company to effect the Merger, and (ii) the Company terminating the Merger Agreement because all of the conditions to the obligations of Parent and Merger Sub to effect the Merger have been satisfied and, within two business days of receiving an irrevocable written notice from the Company that all conditions to the obligations of Company to effect the Merger have been satisfied or waived and the Company is prepared, willing and able to effect the Closing, Parent or Merger Sub fails to consummate the Merger, then Parent will be required to pay or cause to be paid to the Company the Parent Termination Fee.

Specific Performance (page 111)

The Buyer Parties and the Company are entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable remedies to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce the terms of the Merger Agreement. The Company also has the right, subject to the satisfaction of certain conditions, to seek an injunction, specific performance or other equitable remedies to cause Parent’s equity financing to be funded to fund the Merger and to enforce the terms of the Equity Commitment Letters.

Market Prices (page 114)

Envestnet Common Stock is listed on the NYSE under the symbol “ENV.” The closing price of Envestnet Common Stock on July 10, 2024, the last full trading day prior to the Board’s approval of the Merger Agreement, was $61.70. On August 22, 2024, the latest practicable trading day before the date of this Proxy Statement, the closing price of Envestnet Common Stock was $62.80 per share.

Appraisal Rights (page 117)

If the Merger is consummated and certain conditions set forth in Section 262 of the DGCL are satisfied, Company stockholders and beneficial owners who (i) continuously hold their applicable shares of Envestnet Common Stock through the Effective Time, (ii) do not vote in favor of the adoption of the Merger Agreement

(whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (iii) properly demand appraisal of their applicable shares, (iv) meet certain statutory requirements as described in this Proxy Statement and (v) do not withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of their shares in connection with the Merger pursuant to Section 262 of the DGCL. This means that Company stockholders and beneficial owners may be entitled to have their shares of Envestnet Common Stock appraised by the Delaware Court of Chancery of the State of Delaware (the “Court of Chancery”), and to receive payment in cash of the “fair value” of their shares of common stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined by the Court of Chancery to be fair value. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Stockholders and beneficial owners considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of Envestnet Common Stock.

To exercise appraisal rights, Company stockholders or beneficial owners of Envestnet Common Stock must: (i) deliver a written demand for appraisal to Envestnet before the vote is taken on Merger Proposal; (ii) not submit a proxy or otherwise vote in favor of the Merger Proposal; (iii) continue to hold or beneficially own, as applicable, their applicable shares of Envestnet Common Stock through the Effective Time; (iv) comply with all other procedures for exercising, and do not otherwise lose their, appraisal rights under the DGCL; and (v) not withdraw the appraisal demand or otherwise lose their rights to appraisal. Failure to follow the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Court of Chancery will dismiss appraisal proceedings in respect of Envestnet Common Stock unless certain stock ownership conditions are satisfied by the stockholders and beneficial owners seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in the section entitled “Appraisal Rights” beginning on page 117 of this Proxy Statement, which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is accessible, without subscription or cost, at the following publicly available website: https://delcode.delaware.gov/title8/c001/ sc09/index.html#262. If you hold your shares of Envestnet Common Stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you may make a written demand for appraisal in your own name, but you must satisfy the conditions set forth above and your written demand must also reasonably identify the stockholder of record of the shares for which demand is made, be accompanied by documentary evidence of your beneficial ownership of stock (such as a brokerage or securities account statement containing such information or a letter from a broker or other stockholder of record of such shares confirming such information) and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which you consent to receive notices given by the Surviving Company under Section 262 of the DGCL and to be set forth on the verified listed required by Section 262(f) of the DGCL.

Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the Merger, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS

The following questions and answers are intended to address some commonly asked questions regarding the Merger, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that may be important to you as a Company stockholder. You are encouraged to read carefully the more detailed information contained elsewhere in this Proxy Statement, the annexes to this Proxy Statement and the documents we refer to in this Proxy Statement. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 124 of this Proxy Statement.

Q:	Why am I receiving these materials?

A:

On July 11, 2024, Envestnet entered into the Merger Agreement providing for the Merger of Merger Sub with and into Envestnet, with Envestnet surviving the Merger as the Surviving Company. As a result of the Merger, Envestnet will become a wholly owned subsidiary of Parent. The Board is furnishing this Proxy Statement and form of proxy card to the Company stockholders of record as of the Record Date in connection with the solicitation of proxies in favor of the Merger Proposal and the other Special Meeting Proposals to be voted on at the Special Meeting or any adjournment or postponement thereof. This Proxy Statement includes information that we are required to provide to you, as a holder of Envestnet Common Stock, under the SEC rules and applicable law and is designed to assist you in voting on the matters presented at the Special Meeting. Company stockholders of record as of the Record Date may attend the Special Meeting and are entitled and requested to vote on the Special Meeting Proposals.

Q:	When and where is the Special Meeting?

A:	The Special Meeting will be held on Tuesday, September 24, 2024, at 10:00 a.m., Eastern Time online at www.virtualshareholdermeeting.com/ENV2024SM.

Q:	What is the proposed Merger and what effects will it have on Envestnet?

A:

The proposed Merger is the acquisition of Envestnet by Parent through the Merger of Merger Sub with and into Envestnet pursuant to the Merger Agreement. If the Merger Proposal is approved by the requisite number of shares of Envestnet Common Stock, and the other closing conditions under the Merger Agreement have been satisfied or waived, Merger Sub will merge with and into Envestnet, with Envestnet continuing as the Surviving Company. As a result of the Merger, the Surviving Company will become a wholly owned subsidiary of Parent, Envestnet will no longer be an independent public company, the Envestnet Common Stock will be delisted on the NYSE and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations, and Envestnet will no longer file periodic reports with the SEC on account of the Envestnet Common Stock.

Q:	What will I receive if the Merger is consummated?

A:

Upon the consummation of the Merger, you will be entitled to receive the Merger Consideration of $63.15 in cash, without interest, and subject to any applicable tax withholding or deduction, for each share of Envestnet Common Stock that you own, unless you have properly and validly exercised and perfected and not withdrawn or otherwise lost your demand for appraisal rights under the DGCL with respect to such shares. For example, if you own 100 shares of Envestnet Common Stock, you will be entitled to receive $6,315.00 in cash, without interest, and subject to any applicable tax withholdings and deductions in exchange for your 100 shares of Envestnet Common Stock. In either case, your shares of Envestnet Common Stock will be cancelled, and you will not own nor be entitled to acquire shares in the Surviving Company or Parent.

Q:	Who is entitled to vote at the Special Meeting?

A:

Only Company stockholders of record as of the close of business on August 20, 2024, are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof. If your shares of Envestnet Common Stock are held in street name and you do not instruct your broker, bank, trust or other nominee how to vote your shares of Envestnet Common Stock, then, because each of the Special Meeting Proposals are “non-routine matters,” your broker, bank, trust or other nominee would not have discretionary authority to vote your shares of Envestnet Common Stock on the Special Meeting Proposals. Instructions on how to vote shares held in street name are described under the question “How may I vote?” below.

Q:	How may I vote?

A:	For Company stockholders of record: If you are eligible to vote at the Special Meeting and are a Company stockholder of record, you may cast your shares of Envestnet Common Stock in any of four ways:

•	by voting over the Internet using the website indicated on the enclosed proxy card;

•	by telephone using the toll-free number on the enclosed proxy card;

•	by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided; or

•	by attending the Special Meeting in a virtual format and voting by virtual ballot.

A control number, located on your proxy card, is designed to verify your identity, to allow you to vote your shares of Envestnet Common Stock, and to confirm that your voting instructions have been properly recorded when voting electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). Please be aware that, although there is no charge for voting your shares of Envestnet Common Stock, if you vote electronically over the Internet or by telephone, you may incur costs such as Internet access and telephone charges for which you will be responsible.

For holders in street name: If your shares of Envestnet Common Stock are held in street name and you do not instruct your broker, bank, trust or other nominee how to vote your shares of Envestnet Common Stock, then, because each of the Special Meeting Proposals is a “non-routine matter,” your broker, bank, trust or other nominee would not have discretionary authority to vote your shares of Envestnet Common Stock on the Special Meeting Proposals. If your shares of Envestnet Common Stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this Proxy Statement. If you hold your shares of Envestnet Common Stock in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal. We encourage you to authorize your broker, bank, trust or other nominee to vote your shares of Envestnet Common Stock “FOR” each of the Special Meeting Proposals by following the instructions provided on the voting instruction form.

If you submit your proxy by Internet, telephone or mail, and you do not subsequently revoke your proxy, your shares of Envestnet Common Stock will be voted in accordance with your instructions.

Even if you plan to attend the Special Meeting and vote by virtual ballot, you are encouraged to vote your shares of Envestnet Common Stock by proxy. You may still vote your shares of Envestnet Common Stock at the Special Meeting even if you have previously voted by proxy. If you attend the Special Meeting in a virtual format and vote by virtual ballot, your previous vote by proxy will not be counted.

Q:	How many votes do I have?

A:

Each holder of Envestnet Common Stock is entitled to cast one vote on each matter properly brought before the Special Meeting for each share of Envestnet Common Stock that such holder owned as of the Record Date.

Q:	May I attend the Special Meeting and vote in person?

A:

Envestnet will hold the Special Meeting in a virtual meeting format only on the virtual meeting website. You will not be able to attend the Special Meeting physically in person. Once admitted to the Special Meeting, stockholders may vote their shares and view a list of stockholders by following the instructions available on the meeting website. To vote during the Special Meeting, you must do so by logging into https://www.virtualshareholdermeeting.com/ENV2024SM using the 16-digit control number included in your proxy materials.

We recommend that you submit your proxy via the Internet or by telephone by following the instructions on the enclosed proxy card, or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided – even if you plan to attend the Special Meeting in a virtual format. We encourage all Company stockholders to vote electronically. If you properly and timely submit your proxy, the individuals named as your proxy holders will vote your shares of Envestnet Common Stock as you have directed. If you attend the Special Meeting in a virtual format and vote by virtual ballot, your vote by virtual ballot will revoke any proxy previously submitted.

Q:	What matters will be voted on at the Special Meeting?

A:	You are being asked to consider and vote on the following Special Meeting Proposals:

•	to approve the Merger Proposal;

•	to approve the Merger-Related Compensation Proposal; and

•	to approve the Adjournment Proposal.

Q:	How does the Merger Consideration compare to the market price of Envestnet Common Stock prior to the announcement of the Merger?

A:

The closing sale price of Envestnet Common Stock on the NYSE on July 10, 2024, the trading day prior to the public announcement of the execution of the Merger Agreement, was $61.70 per share as compared to the Merger Consideration of $63.15 per share.

Q:	What do I need to do now?

A:

Envestnet encourages you to read carefully the Proxy Statement, including all documents incorporated by reference into the Proxy Statement, the annexes to the Proxy Statement and the documents we refer to in the Proxy Statement. Then as promptly as possible, follow the instructions on the enclosed proxy card to submit your proxy electronically over the Internet or by telephone, so that your shares of Envestnet Common Stock can be voted at the Special Meeting. We encourage all Company stockholders to vote electronically. Alternatively, if you do not have access to a touch-tone phone or the Internet, you may sign, date and return the enclosed proxy card in the postage-paid envelope provided. If your shares of Envestnet Common Stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this Proxy Statement. Please do not send your stock certificate(s) with your proxy card. See “How may I vote?” in this section for more information.

Q:	How does the Board recommend that I vote?

A:

On July 11, 2024, the Board, after considering various factors, including the factors described in the section entitled “The Merger—Recommendation and Reasons for the Merger” beginning on page 50 of this Proxy Statement, and after consultation with the Company’s independent legal and financial advisors, unanimously (i) approved and declared advisable the Merger Agreement and the Transactions contemplated thereby, (ii) determined that the terms of the Merger Agreement and the Transactions contemplated thereby are fair to, and in the best interests of, the Company and the Company’s stockholders, (iii) directed that the adoption of the Merger Agreement be submitted to a vote of the Company’s stockholders at the Special Meeting, and (iv) subject to the terms and conditions of the Merger Agreement, resolved to recommend that the Company’s stockholders approve the adoption of the Merger Agreement and approve the Merger on the terms and subject to the conditions set forth in the Merger Agreement.

The Board recommends that you vote (i) “FOR” the Merger Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.

Q:	Should I send in my stock certificate(s) now?

A:

No. If you are a stockholder of record, after the Merger is consummated, under the terms of the Merger Agreement, you will receive a letter of transmittal instructing you to send your stock certificate(s) to the Paying Agent (as defined below) in order to receive the cash payment of the Merger Consideration for each share of Envestnet Common Stock represented by such stock certificate(s). You should use the letter of transmittal to exchange your stock certificate(s) for the Merger Consideration to which you are entitled upon the consummation of the Merger. If you hold your shares of Envestnet Common Stock in “street name,” please contact your broker, bank, trust or other nominee for instructions as to how to effect the surrender of your shares of Envestnet Common Stock in exchange for the Merger Consideration in accordance with the terms of the Merger Agreement. Please do not send in your stock certificate(s) now.

Q:	If I do not know where my stock certificates are, how will I get the Merger Consideration for my shares of Envestnet Common Stock?

A:

If the Merger is consummated, the transmittal materials you will receive after the Closing will include the procedures that you must follow if you cannot locate your stock certificate(s). This will include an affidavit that you will need to sign attesting to the loss of your stock certificate(s). You may also be required to post a bond as indemnity against any potential loss.

Q:	What happens if the Merger is not consummated?

A:

If the Merger Proposal is not approved by Company stockholders or if the Merger is not consummated for any other reason, Company stockholders will not receive any payment for their shares of Envestnet Common Stock. Instead, Envestnet will remain an independent public company, the Envestnet Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, in each case, in accordance with applicable laws, rules, and regulations, and Envestnet will continue to file periodic reports with the SEC on account of the Envestnet Common Stock.

Under certain specified circumstances, Envestnet may be required to pay Parent the Company Termination Fee upon the termination of the Merger Agreement, as described in the section entitled “Terms of the Merger Agreement—Company Termination Fee” beginning on page 110 of this Proxy Statement.

Q:	Do any of the directors or officers of Envestnet have interests in the Merger that may be in addition to, or differ from, those of Company stockholders generally?

A:

Yes. In considering the recommendation of the Board with respect to the Merger Proposal, you should be aware that the directors and executive officers of Envestnet may have interests in the Merger that are or may be different from, or in addition to, your interests as a Company stockholder. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement, in approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be adopted by Company stockholders. For a description of the interests of the directors and executive officers of Envestnet in the Merger, please see the section entitled “The Merger—Interests of the Directors and Executive Officers of Envestnet in the Merger” beginning on page 74 of this Proxy Statement.

Q:	Why am I being asked to consider and vote on the Merger-Related Compensation Proposal?

A:

Under SEC rules, we are required to seek a non-binding, advisory vote with respect to the compensation that may be paid or become payable to our named executive officers that is based on, or otherwise relates to, the Merger, referred to as “golden parachute” compensation by the applicable SEC disclosure rule. If the Merger Agreement is approved and adopted by the Company stockholders, and the Merger is completed, this compensation may be paid to the Company’s named executive officers in accordance with the terms of their compensation agreements and arrangements even if the Company stockholders fail to approve this proposal.

Q:	What vote is required to approve the Special Meeting Proposals submitted to a vote at the Special Meeting?

A:

The affirmative vote of a majority of the outstanding shares of Envestnet Common Stock is required to approve the Merger Proposal. The affirmative vote of the holders of a majority of the total number of shares of Envestnet Common Stock present at the Special Meeting, or represented by proxy and entitled to vote thereon, is required to approve, by means of a non-binding, advisory vote, the Merger-Related Compensation Proposal. The affirmative vote of the holders of a majority of the total number of shares of Envestnet Common Stock present at the Special Meeting, or represented by proxy and entitled to vote thereon, is required to approve the Adjournment Proposal. This means that the Merger Proposal will be approved if the number of shares voted “FOR” such proposal is greater than fifty percent (50%) of the total number of outstanding shares of Envestnet Common Stock entitled to vote at the Special Meeting. The failure of any stockholder of record to grant a proxy electronically over the Internet or by telephone, to submit a signed proxy card or to vote by virtual ballot at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Proposal, will not have any effect on the Merger-Related Compensation Proposal and the Adjournment Proposal and will cause such stockholder’s shares to not be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting. Abstentions will be counted as votes “AGAINST” the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal and will be counted as present for the purposes of establishing a quorum. Because each of the Special Meeting Proposals presented to stockholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.

As of the Record Date for determining who is entitled to vote at the Special Meeting, there were approximately 55,244,657 shares of Envestnet Common Stock issued and outstanding. Each holder of Envestnet Common Stock is entitled to one vote per share of Envestnet Common Stock owned by such holder as of the Record Date.

Q:	How will Envestnet’s directors and executive officers and Rollover Stockholders Vote on the Merger Proposal?

A:

The directors and executive officers have informed Envestnet that they currently intend to vote all of their shares of Envestnet Common Stock “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. As of the Record Date, the directors and executive officers of Envestnet beneficially owned, and were entitled to vote, in the aggregate, 4,884,322 shares of Envestnet Common Stock, representing approximately 8.8% of the outstanding shares of Envestnet Common Stock.

BlackRock and Fidelity are required under the support and rollover agreements, as described in “The Merger—Financing of the Transactions—Support and Rollover Agreements” beginning on page 82 of this Proxy Statement, to vote all of their Rollover Shares “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. As of the Record Date, BlackRock beneficially owned approximately 2,097,339 Rollover Shares, representing approximately 3.8% of the outstanding shares of Envestnet Common Stock, and Fidelity beneficially owned approximately 1,120,400 Rollover Shares, representing approximately 2.0% of the outstanding shares of Envestnet Common Stock.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares of Envestnet Common Stock are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, to be the “stockholder of record.” In this case, this Proxy Statement and your proxy card have been sent directly to you by Envestnet. As the stockholder of record, you have the right to vote by proxy, which involves granting your voting rights directly to Envestnet or to a third party, or to vote by ballot at the Special Meeting.

If your shares of Envestnet Common Stock are held through a broker, bank, trust or other nominee, you are considered to be the beneficial owner of those shares. In that case, this Proxy Statement has been forwarded to you by your broker, bank, trust or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your shares of Envestnet Common Stock. Without your voting instructions, because of the non-routine nature of the Special Meeting Proposals, your broker, bank, trust or other nominee may not vote your shares of Envestnet Common Stock with respect to the Special Meeting Proposals. However, if you hold your shares of Envestnet Common Stock in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of Envestnet Common Stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Envestnet Common Stock is called a “proxy card.” The Board has designated Shelly O’Brien and James L. Fox, and each or either of them, with full power of substitution, as proxies for the Special Meeting.

Q:	Can I change or revoke my proxy?

A:	You may change or revoke your previously submitted proxy at any time before the Special Meeting or, if you attend the Special Meeting, by voting by ballot at the Special Meeting.

If you hold your shares of Envestnet Common Stock as a stockholder of record, you may change or revoke your proxy in any one of the following ways:

•	by re-voting at a subsequent time by Internet or by telephone following the instructions on the enclosed proxy card;

•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it following the instructions on the enclosed proxy card;

•

by delivering written notice of revocation to the Corporate Secretary, at the Company’s mailing address on the first page of this Proxy Statement before the Special Meeting, which states that you have revoked your proxy; or

•

by attending the Special Meeting in a virtual format and voting by virtual ballot. Attending the Special Meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically vote by virtual ballot at the virtual Special Meeting in order for your previous proxy to be revoked.

Your latest dated proxy card, Internet or telephone vote is the one that is counted.

If your shares of Envestnet Common Stock are held in street name by a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.

Q:	If a Company stockholder gives a proxy, how will the shares be voted?

A:

Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares of Envestnet Common Stock in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares of Envestnet Common Stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares of Envestnet Common Stock should be voted on a matter, the shares represented by your properly signed proxy will be voted “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. However, if you hold your shares of Envestnet Common Stock in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.

Q:	I understand that a quorum is required in order to conduct business at the Special Meeting. What constitutes a quorum?

A:

The presence of a majority of the outstanding shares of Envestnet Common Stock entitled to vote at the Special Meeting constitutes a quorum. As of the close of business on the Record Date, there were 55,244,657 shares of Envestnet Common Stock issued and outstanding and entitled to vote. If you submit a properly executed proxy by Internet, telephone or mail, you will be considered a part of the quorum. In addition, abstentions will be counted for purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum; however, if you hold your shares of Envestnet Common Stock in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting. As a result, 27,622,329 shares of Envestnet Common Stock must be present or represented by proxy to have a quorum. If a quorum is not present, the holders of a majority in voting power of the Envestnet Common Stock, present or represented by proxy, and entitled to vote thereon, may adjourn the Special Meeting pursuant to the Company’s bylaws.

Q:	How can I obtain a proxy card?

A:	If you lose, misplace or otherwise need to obtain a proxy card, please follow the applicable procedure below.

For Company stockholders of record: Please call Innisfree M&A Incorporated (“Innisfree”) at (877) 750-0831 (TOLL-FREE from the United States and Canada) or +1 (412) 232-3651 (from other locations).

For holders in “street name”: Please contact your account representative at your broker, bank or other similar institution.

Q:	What happens if I sell or otherwise transfer my shares of Envestnet Common Stock after the close of business on the Record Date but before the Special Meeting?

A:

The Record Date is earlier than both the date of the Special Meeting and the date the Merger is expected to be consummated. If you sell or transfer your shares of Envestnet Common Stock after the close of business on the Record Date but before the Special Meeting, unless special arrangements (such as the provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares of Envestnet Common Stock and each of you notifies Envestnet in writing of such special arrangements, you will transfer the right to receive the Merger Consideration, if the Merger is consummated, to the person to whom you sell or transfer your shares of Envestnet Common Stock, but you will retain your right to vote these shares at the Special Meeting. You will also lose the ability to exercise appraisal rights in connection with the Merger with respect to the transferred shares of Envestnet Common Stock. Even if you sell or otherwise transfer your shares of Envestnet Common Stock after the close of business on the Record Date, you are encouraged to complete, date, sign and return the enclosed proxy card or vote via the Internet or telephone.

Q:	What happens if I sell my shares of Envestnet Common Stock after the Special Meeting but before the Effective Time?

A:

If you transfer your shares of Envestnet Common Stock after the Special Meeting but before the Effective Time, you will have transferred the right to receive the Merger Consideration to the person to whom you transfer your shares of Envestnet Common Stock. In order to receive the Merger Consideration, you must hold your shares of Envestnet Common Stock through the Effective Time.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares of Envestnet Common Stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares of Envestnet Common Stock. If you are a stockholder of record and your shares of Envestnet Common Stock are registered in more than one name, you will receive more than one proxy card. Please vote via the Internet or telephone (or complete, date, sign and return) with respect to each proxy card and voting instruction card that you receive.

Q:	Who will count the votes?

A:

A representative from Broadridge Investor Communications Solutions will serve as the independent inspector of elections for the Special Meeting and will tabulate votes cast by proxy or by ballot at the Special Meeting. The inspector of elections will also determine whether a quorum is present.

Q:	Who will solicit votes for, and bear the cost and expenses of, this proxy solicitation?

A:

The cost of this proxy solicitation will be borne by Envestnet. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. We will pay these directors, officers and employees no additional compensation for these services. We will reimburse banks, brokers and other nominees for their reasonable, out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions relating to such materials from, beneficial owners of Envestnet Common Stock. Envestnet has retained Innisfree M&A Incorporated as Envestnet’s proxy solicitor. Innisfree will solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. Under our agreement with Innisfree, Innisfree will receive an estimated fee of $40,000 plus reimbursement of its reasonable, out-of-pocket expenses for its services plus fees for calls (if any) to or from retail Company stockholders. In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of, or in connection with, the engagement.

Q:	Where can I find the voting results of the Special Meeting?

A:	Envestnet intends to notify Company stockholders of the results of the Special Meeting by issuing a press release, which it will also file with the SEC as an exhibit to a Current Report on Form 8-K.

Q:	Will I be subject to U.S. federal income tax upon the exchange of shares of Envestnet Common Stock for cash pursuant to the Merger?

A:

The exchange of shares of Envestnet Common Stock for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a U.S. Holder (as defined in the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger—U.S. Holders”

beginning on page 84 of this Proxy Statement) who exchanges shares of Envestnet Common Stock for cash in the Merger will generally recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. Holder’s adjusted tax basis in such shares. If you are a Non-U.S. Holder (as defined in the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger—Non-U.S. Holders” beginning on page 85 of this Proxy Statement), the Merger will generally not result in U.S. federal income tax to you unless you have certain connections with the United States.

The Proxy Statement contains a general discussion of certain material U.S. federal income tax consequences of the Merger. Because particular circumstances may differ, we recommend that you consult your own tax advisor to determine the U.S. federal income tax consequences relating to the Merger in light of your own particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction. For a more complete description of the U.S. federal income tax consequences of the Merger, please see the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 83 of this Proxy Statement.

Q:	What will the holders of outstanding Envestnet equity awards receive in the Merger?

A:

At the Effective Time, each Company Option granted under the Company Stock Plans, whether vested or unvested, that is outstanding and unexercised as of the Effective Time, will be cancelled and converted into the right to receive a cash payment equal to (i) the excess, if any, of the Merger Consideration over the exercise price per share of Envestnet Common Stock subject to such Company Option as of the Effective Time, multiplied by (ii) the total number of shares of Envestnet Common Stock subject to such Company Option immediately prior to the Effective Time. Any Company Option that has an exercise price per share of Envestnet Common Stock that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration.

At the Effective Time, each Company RSU granted under the Company Stock Plans that is outstanding as of the Effective Time will be cancelled and converted into the right to receive (i) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (a) the Merger Consideration multiplied by (b) the total number of shares of Envestnet Common Stock subject to such Company RSU immediately prior to the Effective Time and (ii) to the extent unvested as of immediately prior to the Effective Time, an RSU Deferred Cash Award. Each RSU Deferred Cash Award will, subject to the holder’s continued employment or service through the applicable vesting dates, vest in accordance with the same vesting schedule as the underlying Company RSU (subject to any Acceleration Provisions) and will otherwise generally have the same terms and conditions as applied to the Company RSU for which it was exchanged.

At the Effective Time, each Company PSU granted under the Company Stock Plans that is outstanding as of the Effective Time will be cancelled and converted into the right to receive (i) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (a) the Merger Consideration multiplied by (b) the total number of shares of Envestnet Common Stock subject to such Company PSU immediately prior to the Effective Time and (ii) to the extent unvested as of immediately prior to the Effective Time, a PSU Deferred Cash Award. Each PSU Deferred Cash Award will, subject to the holder of such award’s continued employment or service on the last day of such performance period applicable to the Company PSU for which the Company PSU Deferred Cash Award was exchanged, vest at the same time as the underlying Company PSU (subject to any Acceleration Provisions) and will otherwise generally have the same terms and conditions as applied to the Company PSU for which it was exchanged.

Q:	When do you expect the Merger to be consummated?

A:

Envestnet and Parent are working toward consummating the Merger as quickly as possible. Assuming the timely receipt of required regulatory clearances and satisfaction or waiver (in accordance with the terms of the Merger Agreement) of other closing conditions, including the Requisite Stockholder Approval of the Merger Proposal, we anticipate that the Merger will be completed by the end of the fourth calendar quarter of 2024.

Q:	Are there any other risks to me from the Merger that I should consider?

A:

Yes. There are risks associated with all business combinations, including the Merger. Please see the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 26 of this Proxy Statement.

Q:	Am I entitled to appraisal rights under the DGCL?

A:

If the Merger is consummated and certain conditions set forth in Section 262 of the DGCL are satisfied, stockholders and beneficial owners of Envestnet Common Stock who (i) continuously hold their applicable shares of Envestnet Common Stock through the effective date of the Merger, (ii) do not vote in favor of the adoption of the Merger Agreement (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (iii) properly demand appraisal of their applicable shares, (iv) meet certain statutory requirements as described in this Proxy Statement and (v) do not withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL. This means that such Company stockholders and beneficial owners are entitled to have their shares appraised by the Court of Chancery of the State of Delaware (the “Court of Chancery”) and to receive payment in cash of the “fair value” of the shares of Envestnet Common Stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined by the Court of Chancery to be fair value. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights. The DGCL requirements for exercising appraisal rights are described in the section entitled “Appraisal Rights” beginning on page 117 of this Proxy Statement, which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is accessible, without subscription or cost, at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09 /index.html#262.

Q:	What is a “broker non-vote”?

A:

A “broker non-vote” results when banks, brokers and other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of such shares. Although the determination of whether a broker, bank or other nominee will have discretionary voting power for a particular item is typically determined only after proxy materials are filed with the SEC, because each of the Special Meeting Proposals presented to stockholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. As a result, no broker would be permitted to vote your shares of Envestnet Common Stock at the Special Meeting without receiving instructions. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.

Q:	What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:

If Envestnet experiences technical difficulties during the Special Meeting (e.g., a temporary or prolonged power outage), it will determine whether the Special Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Special Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, Envestnet will promptly notify stockholders of the decision via the virtual meeting website.

Technical support will be ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. Contact information for technical support will appear on the virtual meeting login page prior to the start of the Special Meeting.

Q:	How can I obtain more information about Envestnet?

A:	You can find more information about Envestnet from various sources described in the section entitled “Where You Can Find More Information” beginning on page 124 of this Proxy Statement.

Q:	Who can help answer my questions?

A:

If you have any questions concerning the Merger, the Special Meeting or this Proxy Statement, would like additional copies of this Proxy Statement or need help voting your shares of Envestnet Common Stock, please contact the Company’s proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders May Call: (877) 750-0831 (TOLL-FREE from the United States and Canada)

or +1 (412) 232-3651 (from other locations)

Banks and Brokers May Call Collect: (212) 750-5833

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains and the Company’s other filings and press releases may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements give the Company’s current expectations relating to the Company’s financial condition, results of operations, plans, objectives, future performance and business including, without limitation, statements regarding the Merger and related transactions, the expected closing of the Merger and the timing thereof, and as to the financing commitments. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company.

Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all, which may adversely affect the Company’s business and the price of the Common Shares; (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the receipt of certain regulatory approvals and the Requisite Stockholder Approval; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally; (v) risks that the Merger disrupts the Company’s current plans and operations (including the ability of certain customers to terminate or amend contracts upon a change of control); (vi) the Company’s ability to retain, hire and integrate skilled personnel including the Company’s senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the Merger; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the Merger; (ix) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, the effects of any outcomes related thereto; (xi) the impact of adverse general and industry-specific economic and market conditions; (xii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the Merger; (xiv) risks that the benefits of the Merger are not realized when and as expected; (xv) legislative, regulatory and economic developments; (xvi) those risk and uncertainties set forth under the headings “Forward Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xvii) the risks described in the Proxy Statement.

The Company cautions you that the important factors referenced above may not contain all the factors that are important to you. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place significant weight on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

This Proxy Statement is being furnished to Company stockholders as a part of the solicitation of proxies by the Board for use at the Special Meeting to be held on Tuesday, September 24, 2024, at 10:00 a.m., Eastern Time or at any adjournment or postponement thereof. Envestnet will hold the Special Meeting in a virtual format only at www.virtualshareholdermeeting.com/ENV2024SM.

Purpose of the Special Meeting

At the Special Meeting, Company stockholders will be asked to consider and vote to approve:

•	the Merger Proposal;

•	the Merger-Related Compensation Proposal; and

•	the Adjournment Proposal.

Record Date; Shares Entitled to Vote; Quorum

Only Company stockholders of record as of the close of business on the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof. A list of stockholders entitled to vote at the Special Meeting will be available for inspection in Company’s headquarters located at 1000 Chesterbrook Boulevard, Suite 250, Berwyn, PA 19312, during ordinary business hours for a period of no less than 10 days prior to the Special Meeting and at the place of the Special Meeting during the Special Meeting. To access the list during the Special Meeting, please use the virtual meeting website link set forth above.

The inspector of elections appointed for the Special Meeting will tabulate votes cast by proxy or by ballot at the Special Meeting. The inspector of elections will also determine whether a quorum is present. The presence of a majority of the outstanding shares of Envestnet Common Stock entitled to vote at the Special Meeting constitutes a quorum. Shares that abstain from voting on any proposal will be treated as shares that are present and entitled to vote at the Special Meeting for purposes of determining whether a quorum is present.

With respect to shares held in street name, your broker, bank, trust or other nominee generally has the discretionary authority to vote uninstructed shares on “routine” matters but cannot vote such uninstructed shares on “non-routine” matters. Because the Special Meeting Proposals presented to Company stockholders are considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular Special Meeting Proposal.

Vote Required; Abstentions and Broker Non-Votes

The affirmative vote of a majority of the outstanding shares of Envestnet Common Stock entitled to vote thereon is required to approve the Merger Proposal. The affirmative vote of the holders of a majority of the total number of votes of shares of Envestnet Common Stock present at the Special Meeting, or represented by proxy and entitled to vote thereon, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the Merger-Related Compensation Proposal. The affirmative vote of the holders of a majority of the total number of votes of shares of Envestnet Common Stock present at the Special Meeting, or represented by proxy and entitled to vote thereon, is required to approve the Adjournment Proposal. This means that the Merger Proposal will be approved if the number of shares voted “FOR” such proposal is greater than fifty percent (50%) of the total number of outstanding shares of Envestnet Common Stock entitled to vote at the Special Meeting. Abstentions will have the same effect as votes “AGAINST” the Merger Proposal, Merger-Related Compensation

Proposal and the Adjournment Proposal and will be counted as present for the purposes of establishing a quorum. Because each of the Special Meeting Proposals presented to Company stockholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular Special Meeting Proposal. However, if you hold your shares of Envestnet Common Stock in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.

Shares Held by the Company’s Directors and Executive Officers

As of the Record Date, the Company’s directors and executive officers beneficially owned, and were entitled to vote, in the aggregate, 4,884,322 shares of Envestnet Common Stock, collectively representing approximately 8.8% of the outstanding shares of Envestnet Common Stock. We expect that the Company’s directors and executive officers will beneficially own and be entitled to vote a similar figure at the close of business on the date of the Special Meeting. The directors and executive officers have informed Envestnet that they currently intend to vote all of their shares of Envestnet Common Stock “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal.

Shares Held by the Rollover Stockholders

As of the Record Date, BlackRock beneficially owned approximately 2,097,339 Rollover Shares, representing approximately 3.8% of the outstanding shares of Envestnet Common Stock, and Fidelity beneficially owned approximately 1,120,400 Rollover Shares, representing approximately 2.0% of the outstanding shares of Envestnet Common Stock. BlackRock and Fidelity are required to vote all of their Rollover Shares “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal.

Voting of Proxies

If your shares of Envestnet Common Stock are registered in your name with the Company’s transfer agent, Equiniti Trust Company, LLC, you may cause your shares of Envestnet Common Stock to be voted by submitting electronically over the Internet or by telephone a proxy authorizing the voting of your shares of Envestnet Common Stock by following the instructions on your proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically over the Internet or by telephone. We encourage all Company stockholders to vote electronically. Alternatively, if you do not have access to a touch-tone phone or the Internet, you may sign, date and return the enclosed proxy card in the postage-paid envelope provided. Based on your proxy cards or Internet and telephone proxies, the proxy holders will vote your shares of Envestnet Common Stock according to your directions.

If you plan to attend the Special Meeting and wish to vote virtually, you will need to enter the 16-digit control number found next to the label “Control Number” on your proxy card, or in the email sending you the proxy statement. If you attend the Special Meeting and vote virtually, your vote will revoke any previously submitted proxy. If your shares are registered directly in your name, you are encouraged to vote by proxy even if you plan to attend the Special Meeting virtually.

Voting instructions are included on your enclosed proxy card. All shares represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the Company stockholders. Properly executed proxies that do not contain voting instructions will be voted “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the

Adjournment Proposal. No proxy that is specifically marked against adoption of the Merger Agreement will be voted in favor of the Merger-Related Compensation Proposal, unless it is specifically marked “FOR” the approval of such proposal.

If your shares of Envestnet Common Stock are held in street name and you do not instruct your broker, bank, trust or other nominee how to vote your shares of Envestnet Common Stock, then, because each of the Special Meeting Proposals is a “non-routine matter,” your broker, bank, trust or other nominee would not have discretionary authority to vote your shares of Envestnet Common Stock on the Special Meeting Proposals. If your shares of Envestnet Common Stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this Proxy Statement. We encourage you to authorize your broker, bank, trust or other nominee to vote your shares of Envestnet Common Stock “FOR” each of the Special Meeting Proposals by following the instructions provided on the voting instruction form. If you do not vote via the Internet or telephone through your broker, bank, trust or other nominee or do not return your bank’s, broker’s or other nominee’s voting form, or do not attend the Special Meeting and vote with a proxy from your broker, bank, trust or other nominee, it will be counted as a vote “AGAINST” the Merger Proposal and will not have any effect on the Merger-Related Compensation Proposal and the Adjournment Proposal. If you hold your shares of Envestnet Common Stock in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.

How You May Revoke or Change Your Vote

You may change or revoke your previously submitted proxy at any time before the Special Meeting or, if you attend the Special Meeting in a virtual format, by voting by virtual ballot at the Special Meeting. If you hold your shares of Envestnet Common Stock as a stockholder of record, you may change or revoke your proxy in any one of the following ways:

•	by re-voting at a subsequent time by Internet or by telephone following the instructions on the enclosed proxy card;

•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it following the instructions on the enclosed proxy card;

•

by delivering written notice of revocation to the Corporate Secretary, at the Company’s address on the first page of this Proxy Statement before the Special Meeting, which states that you have revoked your proxy; or

•

by attending the Special Meeting in a virtual format and voting by virtual ballot. Attending the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically vote by ballot at the Special Meeting for your previous proxy to be revoked. To vote during the Special Meeting, you must do so by logging into www.virtualshareholdermeeting.com/ENV2024SM using the 16-digit control number included in your proxy materials.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Company’s Corporate Secretary prior to the Special Meeting.

If your shares of Envestnet Common Stock are held in street name by a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee. You may also vote at the Special Meeting if you register in advance to attend the Special Meeting following the procedures described below in the section entitled “The Special Meeting—Attending the Special Meeting” beginning on page 32 of this Proxy Statement.

Any adjournment, recess or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow Company stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting that was adjourned, recessed or postponed.

Adjournments

Company stockholders are also being asked to approve the Adjournment Proposal, which will enable the adjournment of the Special Meeting if necessary or appropriate, including if there are insufficient votes for the approval of the Merger Proposal or if a quorum is not present.

If a quorum is not present, the holders of a majority of the total number of votes of shares of Envestnet Common Stock present at the Special Meeting, or represented by proxy and entitled to vote thereat, may adjourn the Special Meeting from time to time until a quorum shall be present.

If a new record date is or must be fixed under law, a notice of the adjourned meeting must be given to each Company stockholder of record as of the new record date and who is otherwise entitled to notice of, and to vote at, such meeting.

If the Special Meeting is adjourned, Company stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the Special Meeting Proposals. At any adjourned meeting, any business may be transacted that might have been transacted at the original Special Meeting, and all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Special Meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.

Technical Difficulties or Trouble Accessing the Virtual Meeting Website

If Envestnet experiences technical difficulties during the Special Meeting (e.g., a temporary or prolonged power outage), it will determine whether the Special Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Special Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, Envestnet will promptly notify Company stockholders of the decision via the virtual meeting website.

Technical support will be ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. Contact information for technical support will appear on the virtual meeting login page prior to the start of the Special Meeting.

Tabulation of Votes

All votes will be tabulated by the inspector of elections appointed for the Special Meeting. The inspector of elections will separately tabulate affirmative and negative votes and abstentions.

Solicitation of Proxies

The cost of this proxy solicitation will be borne by Envestnet. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. We will pay these directors, officers and employees no additional compensation for these services. We will reimburse banks, brokers and other nominees for their reasonable, out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions relating to such materials from, beneficial owners of Envestnet Common Stock.

Envestnet has retained Innisfree as its proxy solicitor. Innisfree will solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. Under our agreement with Innisfree, Innisfree will receive an estimated fee of $40,000 plus reimbursement of its reasonable, out-of-pocket expenses for its services plus fees for calls (if any) to or from retail Company stockholders. In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of, or in connection with, the engagement.

Anticipated Date of Consummation of the Merger

Assuming timely satisfaction of necessary closing conditions, including, among other things, the Requisite Stockholder Approval and receipt of required regulatory approvals, we currently anticipate that the Merger will be consummated by the end of the fourth calendar quarter of 2024.

Appraisal Rights

If the Merger is consummated and certain conditions are met, Company stockholders and beneficial owners who (i) continuously hold their applicable shares of Envestnet Common Stock through the effective date of the Merger, (ii) do not vote in favor of the adoption of the Merger Agreement (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (iii) properly demand appraisal of their applicable shares, (iv) meet certain statutory requirements as described in this Proxy Statement and (v) do not withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL. This means that Company stockholders and beneficial owners may be entitled to have their shares of Envestnet Common Stock appraised by the Court of Chancery, and to receive payment in cash of the “fair value” of their shares of common stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be the fair value, if any, as determined by the Court of Chancery. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Stockholders and beneficial owners considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of Envestnet Common Stock.

To exercise appraisal rights, Company stockholders or beneficial owners of Envestnet Common Stock must: (i) deliver a written demand for appraisal to Envestnet before the vote is taken on the Merger Proposal; (ii) not submit a proxy or otherwise vote in favor of the Merger Proposal; (iii) continue to hold or beneficially own, as applicable, their applicable shares of Envestnet Common Stock through the Effective Time; (iv) comply with all other procedures for exercising, and do not otherwise lose their, appraisal rights under the DGCL; and (v) not withdraw the appraisal demand or otherwise lose their rights to appraisal. Failure to follow the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Court of Chancery will dismiss appraisal proceedings in respect of Envestnet Common Stock unless certain stock ownership conditions are satisfied by the stockholders and beneficial owners seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in the section entitled “Appraisal Rights” beginning on page 117 of this Proxy Statement, which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is accessible, without subscription or cost, at the following publicly available website: https://delcode.delaware.gov/title8/c001/ sc09/index.html#262. If you hold your shares of Envestnet Common Stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you may make a written demand for appraisal in your own name, but you must satisfy the conditions set forth above and your written demand must also reasonably identify the stockholder of record of the shares for which demand is made, be accompanied by documentary evidence of your beneficial ownership of stock (such as a brokerage or securities account statement containing such information or a letter from a broker or other stockholder of record of such shares confirming such information) and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which you consent to receive notices given by the Surviving Company under Section 262 of the DGCL and to be set forth on the verified list required by Section 262(f) of the DGCL.

Attending the Special Meeting

Company stockholders may log into the Special Meeting using the 16-digit control number on their proxy cards. Once admitted to the Special Meeting, Company stockholders may vote their shares and view a list of stockholders by following the instructions available on the meeting website.

The virtual meeting site is supported on Internet browsers and devices (e.g., desktops, laptops, tablets and smart phones) running the most updated version of applicable software and plugins. Each participant should ensure strong Wi-Fi or other Internet connection, allow plenty of time to log in and ensure that he or she can hear streaming audio prior to the start of the Special Meeting.

Voting at the Special Meeting Remotely as a Stockholder of Record or as a Beneficial Owner Who Holds Shares Through a Broker, Bank, Trust or Other Nominee

To vote during the Special Meeting, you must do so by logging into www.virtualshareholdermeeting.com/ENV2024SM using the 16-digit control number included in your proxy materials. After accessing the Special Meeting as described above, Company stockholders may vote by clicking on the “Vote Here!” button, selecting your voting choices from those shown on the screen and then clicking “Submit.” Confirmation that your vote has been received should appear once submitted. For as long as the polls remain open during the Special Meeting, you will be able to change your vote by selecting another voting choice. We encourage you to vote your proxy via the Internet, telephone or proxy card prior to the Special Meeting, even if you plan to attend the Special Meeting.

Company stockholders are reminded that they can vote their shares prior to the Special Meeting over the Internet using the website indicated on the proxy card, by telephone using the toll-free number on the proxy card or by signing, dating and returning the proxy card in the postage-paid envelope previously provided. We encourage all Company stockholders to vote electronically. If you have submitted your vote by proxy in advance of the Special Meeting, you do not need to vote by ballot, unless you wish to change your vote.

Delisting and Deregistration of Envestnet Common Stock

If the Merger is completed, Envestnet expects to delist the Envestnet Common Stock from the NYSE as promptly as practicable after the Effective Time and de-register the Envestnet Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting. Thereafter, Envestnet would no longer be a publicly traded company, and Envestnet would no longer file periodic reports with the SEC on account of Envestnet Common Stock.

Assistance

If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Innisfree, our proxy solicitor, by calling (877) 750-0831 (TOLL-FREE from the United States and Canada) or +1 (412) 232-3651 (from other locations). Brokers, banks and other nominees may call collect at (212) 750-5833.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT

The Merger Proposal

Envestnet is asking you to approve the adoption of the Merger Agreement. For a summary of and detailed information regarding this proposal, please see the information about the Merger Agreement throughout this Proxy Statement, including the information set forth in the section entitled “The Merger” beginning on page 33 of this Proxy Statement and the section entitled “Terms of the Merger Agreement” beginning on page 88 of this Proxy Statement. A copy of the Merger Agreement is attached as Annex A to this Proxy Statement. You are urged to read the Merger Agreement carefully and in its entirety.

Vote Required

The affirmative vote of a majority of the outstanding shares of Envestnet Common Stock is required to approve the Merger Proposal.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL.

THE MERGER

The discussion of the Merger in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this Proxy Statement and is incorporated into this Proxy Statement by reference. This summary does not purport to be complete and may not contain all of the information about the Merger that is important to you. You are encouraged to read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Merger. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this Proxy Statement.

Additional information about Envestnet may be found elsewhere in this Proxy Statement and in our other public filings. Please see the section entitled “Where You Can Find More Information” beginning on page 124 of this Proxy Statement.

Parties Involved in the Merger

Envestnet, Inc.

Envestnet, through its subsidiaries, is transforming the way financial advice and insight are delivered. Our mission is to empower financial advisors and service providers with innovative technology, solutions and intelligence. Envestnet is a leader in helping transform wealth management, working towards its goal of expanding a holistic financial wellness ecosystem so that our clients can better serve their clients.

Envestnet’s clients include more than 110,000 advisors, 17 of the 20 largest U.S. banks, 48 of the 50 largest wealth management and brokerage firms, over 500 of the largest RIAs and hundreds of FinTech companies, all of which leverage Envestnet technology and services that help drive better outcomes for enterprises, advisors and their clients.

Through a combination of platform enhancements, partnerships and acquisitions, Envestnet uniquely provides a financial network connecting technology, solutions and data, delivering better intelligence and enabling its customers to drive better outcomes.

Envestnet, a Delaware corporation originally founded in 1999, serves clients from its headquarters in Berwyn, Pennsylvania, as well as other locations throughout the United States, India and other international locations.

Envestnet Common Stock, par value $0.005 per share, is currently listed on the NYSE under the symbol “ENV.”

BCPE Pequod Buyer, Inc.

Parent is a Delaware corporation and was formed on July 9, 2024, solely for the purpose of entering into the Merger Agreement and engaging in the transactions contemplated by the Merger Agreement, including the Merger and the related financing transactions. Parent has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the equity financing in connection with the Merger. Upon the consummation of the Merger, Envestnet will be a direct, wholly owned subsidiary of Parent.

BCPE Pequod Merger Sub, Inc.

Merger Sub is a Delaware corporation and a direct, wholly owned subsidiary of Parent. Merger Sub was formed on July 9, 2024, solely for the purpose of entering into the Merger Agreement and engaging in the transactions contemplated by the Merger Agreement, including the Merger, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement. Upon the consummation of the Merger, Merger Sub will merge with and into Envestnet and will cease to exist.

Parent and Merger Sub are each affiliated with investment funds advised by Bain.

Parent obtained equity and Debt Financing commitments for the transactions contemplated by the Merger Agreement, the aggregate proceeds of which will be sufficient for Parent to pay the aggregate Merger Consideration (including payments in respect of the Company’s outstanding equity-based awards payable in connection with the Closing pursuant to the Merger Agreement) and all related fees and expenses of Parent and Merger Sub (including in connection with the Debt Financing and giving effect to the “rollover” of certain stockholders’ equity). For more information, please see the section entitled “The Merger—Financing of the Transactions” beginning on page 80 of this Proxy Statement.

Effect of the Merger

The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub will be merged with and into Envestnet, the separate corporate existence of Merger Sub will thereupon cease, and Envestnet will be the Surviving Company. As a result of the Merger, the Surviving Company will become a wholly owned subsidiary of Parent, and Envestnet Common Stock will no longer be publicly traded. In addition, Envestnet Common Stock will be delisted from the NYSE and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations, and Envestnet will no longer file periodic reports with the SEC on account of Envestnet Common Stock. If the Merger is consummated, you will not own any shares of capital stock of the Surviving Company. The Effective Time will occur upon the filing of the certificate of merger with the Secretary of State of the State of Delaware (or at such later time as Envestnet and Parent may agree and specify in the certificate of merger in accordance with the DGCL).

Effect on Envestnet if the Merger is Not Consummated

If the Merger Proposal is not approved by the requisite shares of Envestnet Common Stock entitled to vote thereon, or if the Merger is not consummated for any other reason:

•	the Company stockholders will not be entitled to, nor will they receive, any payment for their respective shares of Envestnet Common Stock;

•

Envestnet will remain an independent public company, the Envestnet Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and Envestnet will continue to file periodic reports with the SEC on account of the Envestnet Common Stock;

•

under certain specified circumstances, Envestnet may be required to pay Parent the Company Termination Fee upon the termination of the Merger Agreement. For more information, please see the section entitled “Terms of the Merger Agreement—Company Termination Fee” beginning on page 110 of this Proxy Statement;

•

under certain specified circumstances, Parent may be required to pay the Company the Parent Termination Fee upon the termination of the Merger Agreement. For more information, please see the section entitled “Terms of the Merger Agreement—Parent Termination Fee” beginning on page 111 of this Proxy Statement; and

•

Company stockholders will continue to own their shares of Envestnet Common Stock and will continue to be subject to the same general risks and opportunities as those to which they are currently subject with respect to ownership of Envestnet Common Stock.

If the Merger is not consummated, there is no assurance as to the effect of these risks and opportunities on the future value of the Envestnet Common Stock, including the risk that the market price of Envestnet Common Stock may decline to the extent that the current market price of the common stock reflects a market assumption that the merger will be consummated. If the Merger is not consummated, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition earnings or prospects of the Company will not be adversely impacted.

Merger Consideration

Envestnet Common Stock

At the Effective Time, each share of Envestnet Common Stock issued and outstanding immediately prior to the Effective Time, including any Envestnet Common Stock to the extent issued and converted in accordance with the terms of the Merger Agreement and the Convertible Notes Indentures (other than Owned Company Shares and Dissenting Shares) will be automatically cancelled and retired and converted into the right to receive the Merger Consideration, less any amounts required to be deducted or withheld in accordance with the Merger Agreement. At the Effective Time, each Owned Company Share will be automatically cancelled and retired and will cease to exist without any consideration delivered in exchange therefor.

The Rollover Shares are not entitled to receive any Merger Consideration and will, immediately prior to the Closing, be contributed, directly or indirectly, to the indirect parent company of Parent pursuant to the terms of the applicable support and rollover agreement in exchange for non-voting ownership interest in the parent company of Parent.

Dissenting Shares will not be converted into the right to receive the Merger Consideration at the Effective Time. Such Company stockholders instead will only be entitled only to such consideration as is determined pursuant to Section 262 of the DGCL. Each Dissenting Share held by Company stockholders or beneficial owners who have failed to perfect or who have effectively withdrawn or otherwise lost the right to appraisal of such shares and payment under Section 262 of the DGCL or if a court of competent jurisdiction determines that such holder is not entitled to the relief provided by Section 262 of the DGCL, then such Dissenting Shares shall have the rights and obligations provided in Section 262 of the DGCL. For more information, please see the section entitled “Appraisal Rights” beginning on page 117 of this Proxy Statement.

Treatment of Company Options, Company RSUs and Company PSUs

Company Options. At the Effective Time, each Company Option granted under the Company Stock Plans, whether vested or unvested, that is outstanding and unexercised as of the Effective Time, will be cancelled and converted into the right to receive a cash payment equal to (i) the excess, if any, of the Merger Consideration over the exercise price per share of Envestnet Common Stock subject to such Company Option as of the Effective Time, multiplied by (ii) the total number of shares of Envestnet Common Stock subject to such Company Option immediately prior to the Effective Time. Any Company Option that has an exercise price per share of Envestnet Common Stock that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration.

Company RSUs. At the Effective Time, each Company RSU granted under the Company Stock Plans that is outstanding as of the Effective Time will be cancelled and converted into the right to receive (i) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (a) the Merger Consideration multiplied by (b) the total number of shares of Envestnet Common Stock subject to such Company RSU immediately prior to the Effective Time and (ii) to the extent unvested as of immediately prior to the Effective Time, a RSU Deferred Cash Award. Each RSU Deferred Cash Award will, subject to the holder’s continued employment or service through the applicable vesting dates, vest in accordance with the same vesting schedule as the underlying Company RSU (subject to any Acceleration Provisions) and will otherwise generally have the same terms and conditions as applied to the Company RSU for which it was exchanged.

Company PSUs. At the Effective Time, each Company PSU granted under the Company Stock Plans, whether vested or unvested, that is outstanding as of the Effective Time will be cancelled and converted into the right to receive (i) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (a) the Merger Consideration multiplied by (b) the total number of shares of Envestnet Common Stock subject to such Company PSU immediately prior to the Effective Time and (ii) to the extent unvested as of immediately prior to the Effective Time, a PSU Deferred Cash Award. Each PSU Deferred Cash Award will, subject to the holder of such award’s continued employment or service on the last day of such performance period applicable to the Company PSU for which the Company PSU Deferred Cash Award was exchanged, vest at the same time as the underlying Company PSU (subject to any Acceleration Provisions) and will otherwise generally have the same terms and conditions as applied to the Company PSU for which it was exchanged.

Background of the Merger

The Board and Company management regularly review the Company’s business and operations, competitive position, historical performance, future prospects and long-term strategic plan with the goal of maximizing stockholder value, including by pursuing strategic opportunities such as acquisitions, dispositions, commercial partnerships, joint ventures or combinations with third parties. As part of these ongoing evaluations, the Board and Company management have, from time to time and with the assistance of the Company’s financial and legal advisors, considered various strategic alternatives, including the continued execution of the Company’s strategy as a standalone public company or the possible sale of the Company to, or combination of the Company with, a third party.

In 2020, the Company undertook a strategic review which considered, among other alternatives, a potential divestiture of the Company’s data and analytics business (which we refer to as the “D&A Business”), a potential sale of the Company and a potential acquisition or combination with another operating business. The Company entered into discussions with a number of parties as part of that review during the period 2020-2021. No strategic transaction ultimately resulted from the strategic review process.

On May 27, 2020, in connection with that strategic review process, Bain submitted a non-binding indicative proposal to the Board and members of Company senior management, offering to acquire the Company for a price in the range of $57.00-$62.00 per share, in cash, contingent on a successful sale of the D&A Business at a segment enterprise value between $1.7 billion and $2.0 billion.

The Company notified Bain that it was not willing to enter into discussions for a potential transaction that was contingent upon the sale of the D&A Business at that time.

Thereafter, members of Company management and representatives of Bain engaged in periodic informal discussions regarding the Company and the financial technology industry generally.

In 2022, the Company undertook another strategic review which considered, among other alternatives, a potential sale of the Company. The Company entered into discussions with a number of parties as part of that review. On January 6, 2022, the Company entered into a mutual non-disclosure agreement with Bain to facilitate due diligence by Bain and its advisors in respect of a potential strategic transaction with the Company (the “January 2022 NDA”). The January 2022 NDA included a standstill provision for the benefit of the Company for a period of one year with a customary “fallaway” provision providing that the standstill obligations would terminate in certain circumstances, including upon the Company entering into a binding agreement related to the sale or a change of control of the Company. Thereafter, Bain and its advisors conducted due diligence on the Company, including through a number of discussions with representatives of the Company and its advisors in various functions and the parties explored such a transaction until late April 2022, but no transaction ultimately resulted.

On August 30, 2022, the Company entered into an amendment to the January 2022 NDA to provide that the standstill provision in the January 2022 NDA would not preclude Bain from acquiring beneficial ownership of less than five percent (5%) of the Company’s publicly traded securities.

In January 2023, in connection with ongoing strategic review, a financial advisory firm representing the Company contacted representatives of Bain to gauge potential interest in a strategic transaction involving the sale of the Company.

On January 27, 2023, the Company entered into a second amendment to the January 2022 NDA to extend Bain’s standstill obligations until January 5, 2024. Thereafter until February 12, 2023, Bain and its advisors conducted due diligence on the Company, including through a number of discussions with representatives of the Company and its advisors in various functions, and the parties explored such a transaction. Bain explored a potential partnership with a private equity firm we refer to as “Potential Bain Partner 1” to acquire the Company. Prior to such partnership discussions, Potential Bain Partner 1 had independently explored a potential transaction to acquire the Company, and Potential Bain Partner 1 conducted due diligence on the Company. In late-January 2023, Potential Bain Partner 1 notified the Company that it was unable to be party to a proposal to acquire the Company at a price per share that would have represented a premium to the Company’s then-current trading price.

In early-February 2023, Bain explored a potential partnership with a private equity firm we refer to as “Potential Bain Partner 2,” and Potential Bain Partner 2 conducted due diligence on the Company. In early-February 2023, Potential Bain Partner 2 notified the Company that it was unable to be party to a proposal to acquire the Company at a price per share that would have represented a premium to the Company’s then-current trading price.

On February 12, 2023, representatives from Bain notified William Crager, then the Chief Executive Officer of the Company, that Bain was unable to submit a proposal for a strategic transaction with the Company at a price they expected would be acceptable.

Between March 2023 and January 2024, members of Company management and representatives of Bain engaged in multiple informal discussions regarding the Company and the financial technology industry generally.

In the fourth quarter of 2023, as part of its cost reduction initiatives and annual strategic planning review, the Board engaged a financial advisor (the “D&A Business Financial Advisor”) in connection with its consideration of a possible sale process of the D&A Business.

On December 14, 2023, Bloomberg reported that the Company was exploring the sale of its D&A Business and had hired an advisor to help solicit interest from potential buyers. In the days that followed, other news outlets published similar reports, some including commentary speculating on the purchase price for the D&A Business (which at least one equity research analyst stated could be up to $600-$900 million).

On January 8, 2024, the Company reported that Mr. Crager would step down as the Company’s Chief Executive Officer, effective March 31, 2024, and that Jim Fox, Chairman of the Board, would serve as the Company’s Interim Chief Executive Officer commencing on April 1, 2024.

On January 16, 2024, Mr. Fox, Mr. Crager and other representatives of the Company, met with representatives of Bain to discuss the Company and the financial technology industry generally, including recent developments in the industry.

Following that meeting through to March 23, 2024, representatives of the Company and Bain had various, high-level discussions regarding the possibility of a strategic transaction involving the Company and Bain.

In February 2024, the Board directed the D&A Business Financial Advisor to commence a sale process for the D&A Business. In connection with the D&A Business sale process, during the period from mid-February to early May 2024, the D&A Business Financial Advisor conducted broad outreach to potential strategic and financial counterparties (including to an affiliate of Bain) to gauge their potential interest in acquiring the D&A Business. During this period, the Company entered into confidentiality agreements (with customary standstill provisions for the benefit of the Company) with interested parties, and provided those counterparties with access to certain confidential information regarding the D&A Business.

On March 23, 2024, a representative from Bain called Mr. Fox and communicated to him that Bain would submit a non-binding proposal for the Company later that day.

Later that day, on March 23, 2024, Bain submitted a non-binding proposal letter to Mr. Fox to acquire the Company for a price in the range of $62.00-$64.00 per share, in cash (the “March Bain Proposal”), which proposal represented a nine percent (9%) to thirteen percent (13%) premium to the Company’s closing share price of $56.67 on March 22, 2024, the day prior to the proposal. The March Bain Proposal noted the proposed transaction would be funded with a combination of equity from funds advised by Bain and third-party co-investors, and debt financing from third-parties, stated that Bain was confident in its ability to provide financing commitments given its long-standing relationships and debt capital market expertise, identified the remaining open items required by Bain to complete its due diligence and stated that Bain could sign definitive transaction documentation in five weeks. Mr. Fox promptly shared the March Bain Proposal with the Board.

On March 27, 2024, the Board held a meeting to discuss the March Bain Proposal. At this meeting, the Board reviewed and discussed, among other things, the conversations between representatives of Bain and members of Company management preceding the March Bain Proposal, the terms of the March Bain Proposal and engaging a financial advisor to assist the Board in reviewing and responding to the March Bain Proposal. The Board determined that (i) the Board would reconvene the following week so as to allow the members of the Board time to further consider the March Bain Proposal, (ii) Mr. Fox would communicate to representatives of Bain that the Board was considering the March Bain Proposal (which he did on March 29, 2024) and (iii) before the Board met again, Mr. Fox would contact Morgan Stanley with whom the Company had a pre-existing and unrelated engagement to ask them to also advise on the March Bain Proposal and the Board’s review of other strategic alternatives (which he did on March 28, 2024), on the basis of, among other factors, Morgan Stanley’s qualifications, extensive experience in advising companies operating in the same industry as the Company in connection with potential strategic transactions, and its knowledge and understanding of the Company’s business and industry.

On April 2, 2024, Morgan Stanley delivered its initial relationship disclosure letter to the Board describing its relationships with the Company, Bain and its majority-owned affiliates.

Also in early April, the Board retained Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul, Weiss”), as legal counsel, in connection with the Board’s consideration of the March Bain Proposal and of the Board’s review of other strategic alternatives. The Board chose Paul, Weiss, based on Paul, Weiss’ extensive experience in similar transactions, qualifications and reputation.

On April 3, 2024, the Board held a meeting with representatives of Paul, Weiss and Morgan Stanley in attendance to discuss the March Bain Proposal. Prior to the meeting, representatives of Morgan Stanley delivered an updated relationship disclosure letter to the Board describing its relationships with the Company, Bain and their majority-owned affiliates. During the meeting, representatives of Morgan Stanley presented to the Board the historical trading performance of the Company’s stock and certain preliminary financial aspects of the March Bain Proposal. Representatives of Paul Weiss reviewed with the directors their fiduciary duties, including in the context of a potential change in control transaction, in connection with the Board’s evaluation of the March Bain Proposal. After discussion with the Company’s advisors, the Board determined (i) it required further financial analysis on the Company in connection with its evaluation of the March Bain Proposal against other strategic alternatives, including the Company’s prospects as a standalone public company, and accordingly directed (a) Company management to prepare long-range financial projections for Morgan Stanley to use in its preliminary financial analyses (as the Company did not produce any such forecasts in the ordinary course) with the understanding that, due to the constraints of time, such long-range projections would be based primarily upon an extrapolation of the Company’s 2024 financial plan rather than Company management’s best then-currently available estimates and judgments as to the expected future performance of the Company on a standalone basis but which would provide the Board an initial set of projections to consider, including alongside such preliminary financial analyses and (b) Morgan Stanley to perform preliminary financial analyses based on such long-range projections (with the understanding that such long-range projections would be built from the Company’s 2024 financial plan and would require further development), and present its preliminary financial analyses at the next meeting of the Board, and (ii) to meet again to further review the March Bain Proposal, the preliminary draft long-range projections and Morgan Stanley’s preliminary financial analyses.

On April 14, 2024, with the approval of the Board, the Company entered into an engagement letter with Morgan Stanley to act as financial advisor to the Company in connection with its evaluation of the March Bain Proposal and its review of other strategic alternatives.

On April 16, 2024, an article was published on Reuters indicating that the Company was exploring strategic alternatives that could include a potential sale of the Company, after receiving interest from private equity firms, including Bain (the “April Press Report”). The price of the Company’s common stock increased by approximately twenty percent (20%) intraday, before settling on approximately a nine percent (9%) increase on that day at the close of trading.

On April 17, 2024, the Board held a meeting with members of Company management and representatives of Paul, Weiss and Morgan Stanley in attendance. At the meeting, representatives of Company management presented preliminary draft long-range projections for the fiscal year ending 2024 through the fiscal year ending 2028 (the “Preliminary Draft Projections”), which were prepared on the basis noted at the Board’s April 3, 2024 meeting and are described in the section entitled “The Merger—Projections” beginning on page 66 of this Proxy Statement. The Board engaged in significant discussion on the Preliminary Draft Projections, the assumptions underlying them and the changes that the directors suggested. Representatives of Morgan Stanley presented on and discussed with the Board, among other topics, the current market landscape, M&A environment, the historical trading performance of the Company’s common stock, equity analyst perspectives on the Company, and preliminary financial analyses based on the Preliminary Draft Projections, which use and reliance on the Preliminary Draft Projections by Morgan Stanley in connection with such preliminary financial analyses were approved by the Board. Representatives of Paul, Weiss reviewed with the directors their fiduciary duties in connection with the Board’s review of the March Bain Proposal and other potential strategic alternatives and preliminary process considerations (should the Board choose to engage in a process).

The Board discussed various ways that the Company could respond to the March Bain Proposal, including among other things, communicating that it was rejecting the March Bain Proposal, engaging with Bain on a limited access basis, or entering into a sale process that could range from being narrow to a broad auction process and the potential universe of financial and/or strategic potential counterparties with the financial capability to acquire the Company. After discussion, the Board directed (i) Morgan Stanley and representatives of the Company to encourage Bain to increase its offer by communicating to Bain that the March Bain Proposal undervalues the Company, but that the Board would be willing to provide Bain with incremental due diligence materials and limited access to Company management in order to facilitate Bain refining its proposal and (ii) Company management to continue to develop the long-range projections.

Following the meeting on April 17, 2024, representatives of Morgan Stanley contacted representatives of Bain to inform Bain of the Board’s response.

On April 18, 2024, the Company entered into a mutual non-disclosure agreement with Bain (the “April 2024 NDA”) to facilitate due diligence by Bain, the January 2022 NDA having expired in January 2024. The April 2024 NDA included a standstill provision for the benefit of the Company for a period of one year with a customary “fallaway” provision providing that the standstill obligations would terminate in certain circumstances, including upon the Company entering into a binding agreement related to the sale or a change of control of the Company.

On April 20, 2024, the Company provided representatives of Bain access to a virtual data room containing non-public information regarding the Company (the “Virtual Data Room”). From April 20, 2024 through the signing of the Merger Agreement on July 11, 2024, Bain and its advisors conducted due diligence on the Company, including reviewing materials in the Virtual Data Room, submitting diligence requests for additional information and documents, to which representatives of the Company and its advisors provided responses, and through a number of discussions with representatives of the Company and its advisors in various functions, including in over fifteen targeted “expert” due diligence sessions with members of Company management on a range of topics in order to aid Bain’s due diligence review of the Company, including in respect of the litigation involving the D&A Business.

On April 26, 2024, a private equity firm we refer to as “Financial Sponsor A” submitted an unsolicited non-binding proposal letter to Mr. Fox to acquire the Company for a price in the range of $70.00-$75.00 per share, in cash (the “April Financial Sponsor A Proposal”). The April Financial Sponsor A Proposal represented a premium of twenty-four percent (24%) to thirty-three percent (33%) to the Company’s share price at the close of business on April 15, 2024 of $56.54 (the “Unaffected Share Price”), which was the day immediately prior to the release of the April Press Report. The April Financial Sponsor A Proposal stated that Financial Sponsor A expected that it would need to raise third-party debt financing to finance the transaction consideration. The April Financial Sponsor A Proposal stated that Financial Sponsor A was prepared to move expeditiously, but did not indicate a time frame for the completion of Financial Sponsor A’s due diligence nor did it indicate when Financial Sponsor A expected to be in a position to execute definitive transaction documentation. Mr. Fox promptly shared the April Financial Sponsor A Proposal with the Board.

On April 26, 2024, representatives of a party we refer to as “Strategic Party A” called Mr. Fox to inform Mr. Fox that it intended to submit a non-binding proposal letter for the Company. Bain, Financial Sponsor A and Strategic Party A are collectively referred to as the “Bidders.”

On April 27, 2024, Strategic Party A submitted an unsolicited non-binding proposal letter to Mr. Fox to acquire the Company for a price in the range of $67.00-$71.00 per share, in cash (the “April Strategic Party A Proposal”). The April Strategic Party A Proposal represented a premium of nineteen percent (19%) to twenty-six percent (26%) to the Company’s Unaffected Share Price. The April Strategic Party A Proposal indicated that Strategic Party A would need to finance the proposed transaction, but did not provide more detail on expected sources or nature of the financing that would be sought. The April Strategic Party A Proposal indicated that

Strategic Party A expected to be able to complete due diligence alongside the negotiation of definitive transaction documentation within 30 to 45 days. Mr. Fox promptly shared the April Strategic Party A Proposal with the Board.

On April 29, 2024, the Board held a meeting with members of Company management and representatives of Paul, Weiss and Morgan Stanley in attendance. Representatives of Morgan Stanley reviewed certain terms of the two recent April proposals with the Board. The Board discussed the fact that the April proposals offered higher prices for the Company than the March Bain Proposal and also discussed that neither of the April proposals had yet identified or secured financing partners to complete a transaction. The Board and its advisors discussed whether the Bidders had the financial capability to potentially acquire the Company without committed debt or equity financing. Representatives of Morgan Stanley provided the Board with their views on the availability of financing in the current market, explained that each Bidder’s ability to secure financing would be crucial in evaluating any proposal, and led a discussion on the potential next steps in discussions with all three Bidders.

Also at this meeting, representatives of Paul, Weiss reviewed with the directors their fiduciary duties in connection with evaluating the proposals and their review of other potential strategic alternatives, including remaining a standalone public company. Representatives of Paul, Weiss noted that financing, regulatory and other closing risks should be considered, alongside the value being offered by each Bidder. Representatives of Paul, Weiss also provided their initial views on the potential regulatory risks associated with a transaction with each Bidder, noting that regulatory clearance of a transaction with Financial Sponsor A could be more likely to be delayed as compared to the other Bidders. Paul, Weiss explained this increased risk profile was due to Financial Sponsor A having already signed a transaction in which it was acquiring a company in the same industry as the Company and that in such transaction, Financial Sponsor A had agreed to a “clear skies” provision which stated that Financial Sponsor A was prohibited from taking any action or failing to take any action that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Financial Sponsor A to consummate that transaction. Representatives of Paul, Weiss noted that a transaction with Strategic Party A also had an elevated regulatory risk and delay given Strategic Party A’s assets and investor mix (one of its significant stockholders, who held governance rights in Strategic Party A, was a majority investor in a competitor to the Company). At the meeting, Mr. Fox noted that he served on the board of directors of a portfolio company of Financial Sponsor A, which, after discussion, the Board did not view as interfering with his ability to exercise independent judgement.

After discussion, the Board determined that (i) its advisors and members of Company management should have discussions with representatives of Financial Sponsor A and Strategic Party A to obtain further detail on their proposed funding structures, the likelihood of them obtaining funding, the risk (of not obtaining or a delay in respect of) the required regulatory approvals and (ii) that if the results of such discussions resulted in Company management believing that a transaction was potentially viable with respect to Financial Sponsor A or Strategic Party A, to (a) negotiate and execute a non-disclosure agreement, (b) provide the applicable Bidder access to diligence materials and (c) request revised proposals by May 20, 2024, with such proposals including significantly greater detail on their proposed financing structures and financing sources.

As part of ongoing discussions, representatives of Morgan Stanley subsequently notified each of Bain, Strategic Party A and Financial Sponsor A that they should submit a revised proposal by May 20, 2024.

Between April 30, 2024 and May 1, 2024, representatives of the Company and each of Strategic Party A and Financial Sponsor A met to discuss the Bidders’ respective financing plans, financing sources and potential regulatory risk associated with a potential strategic transaction with the Company. During those meetings legal counsel to Financial Sponsor A indicated that it would provide the Company with “comfort” on the “clear skies” provision as part of the bidding discussions.

In the days after these meetings, and following detailed discussions with representatives of Morgan Stanley and Paul, Weiss, Company management determined that a potential strategic transaction with each of Financial Sponsor A and Strategic Party A was potentially viable, and took the next steps with each party as directed by the Board.

In April 2024, the compensation committee of the Board (the “Compensation Committee”) held a meeting with a representative of Paul, Weiss in attendance to discuss (i) the initial proposals that the Company should make in respect of employee compensation matters, if requested to do so by the Bidders and (ii) the discretionary cash bonus to which Mr. Fox was eligible under his employment contract. The Compensation Committee held several subsequent meetings to discuss the Company’s equity awards, director pay, employee retention, and other compensation matters.

On May 5, 2024, the Company entered into a mutual non-disclosure agreement with Financial Sponsor A, which included a standstill provision for the benefit of the Company for a period of one year with a customary “fallaway” provision providing that the standstill obligations would terminate in certain circumstances, including upon the Company entering into a binding agreement related to the sale or a change of control of the Company. On May 5, 2024, the Company provided representatives of Financial Sponsor A with access to the Virtual Data Room. From May 5, 2024 through June 25, 2024, representatives of Financial Sponsor A accessed the Virtual Data Room. During that period, Financial Sponsor A conducted due diligence on the Company, including through reviewing materials in the Virtual Data Room, submitting diligence requests for additional information and documents, to which representatives of the Company and its advisors provided responses, and through a number of discussions with representatives of the Company and its advisors in various functions, including in over ten targeted “expert” due diligence sessions with members of Company management in order to aid Financial Sponsor A’s due diligence review of the Company.

On May 8, 2024, the Company entered into a mutual non-disclosure agreement with Strategic Party A, which included a standstill provision for the benefit of the Company for a period of one year with a customary “fallaway” provision providing that the standstill obligations would terminate in certain circumstances, including upon the Company entering into a binding agreement related to the sale or a change of control of the Company. On May 8, 2024, the Company provided representatives of Strategic Party A with access to the Virtual Data Room. From May 8, 2024 through June 25, 2024, representatives of Strategic Party A accessed the Virtual Data Room. During that period, Strategic Party A conducted due diligence on the Company, including through reviewing materials in the Virtual Data Room, submitting diligence requests for additional information and documents, to which representatives of the Company and its advisors provided responses, and through a number of discussions with representatives of the Company and its advisors in various functions, including in over ten targeted “expert” due diligence sessions with members of Company management in order to aid Strategic Party A’s due diligence review of the Company.

Also on May 8, 2024, the Board held a meeting with members of Company management and representatives of Paul, Weiss in attendance. Representatives of the Company’s management provided an update on the ongoing process to sell the D&A Business, explaining that the Company had invited a small number of bidders that had submitted written non-binding proposals to acquire the D&A Business into “round two” of the sale process, and that the Company had requested final proposals from such potential buyers by June 12, 2024. The representatives of Company management noted that the “round one” proposals received by such potential buyers valued the D&A Business between $250 million to $325 million. Representatives of Company management discussed with the Board their continued work to refine the long-range projections, including the sensitivity of the forecasts to assumptions on the market growth rate. After discussion, the Board authorized Company management to update the Bidders on the D&A Business sale process in a form and time that Company management believed would be most strategic).

On May 20, 2024, Financial Sponsor A submitted a revised non-binding proposal to acquire the Company for $72.50 per share, in cash (the “May Financial Sponsor A Proposal”), representing a premium of twenty-eight percent (28%) to the Company’s Unaffected Share Price. The May Financial Sponsor A Proposal noted that the proposed aggregate purchase price would be funded with third-party debt financing with the remainder (approximately $3.4 billion) being funded with equity financing from funds controlled by Financial Sponsor A and co-investors. The May Financial Sponsor A Proposal stated that Financial Sponsor A could complete its due diligence and sign definitive transaction documentation in three weeks.

On May 20, 2024, Bain submitted a revised non-binding proposal to acquire the Company for $67.50 per share, in cash (the “May Bain Proposal”), representing a premium of 19.4% to the Company’s Unaffected Share Price. The May Bain Proposal noted that the proposed aggregate purchase price would be funded with a combination of third-party debt and preferred equity financing with the remainder (approximately $3.0 billion) being funded by equity commitments from funds advised by Bain and co-investors. The May Bain Proposal stated that Bain could complete its due diligence and sign definitive transaction documentation in two to three weeks.

On May 21, 2024, Strategic Party A submitted a revised non-binding proposal to acquire the Company for $71.00 per share, in cash (the “May Strategic Party A Proposal,” together with the May Financial Sponsor A Proposal and the May Bain Proposal, the “May Proposals”), representing a premium of 25.6% to the Company’s Unaffected Share Price. The May Strategic Party A Proposal noted that the proposed aggregate purchase price, which assumed a $2.1 billion refinancing of Strategic Party A’s own debt, would be funded with a combination of third-party debt and preferred equity financing. The May Strategic Party A Proposal stated that Strategic Party A could complete its due diligence and sign definitive transaction documentation in four weeks.

On May 23, 2024, Bloomberg reported that the Company was drawing interest from private equity firms and that it had been working with a financial advisor to explore strategic options (together with the April Press Reports, the “Press Reports”).

On May 23, 2024, the Board held a meeting with members of Company management and representatives of Paul, Weiss and Morgan Stanley in attendance. The Board reviewed the May Proposals and representatives of Morgan Stanley discussed certain financial aspects of the proposals. The representatives of Morgan Stanley discussed each Bidder’s proposed financing structure and sources, and the anticipated time to signing of definitive transaction documentation, if the Board determined to proceed in discussions with the Bidders. The representatives of Morgan Stanley also noted both Strategic Party A and Financial Sponsor A were able to offer a higher price for the Company in part due to their expectations that the transaction would be able to achieve synergies.

After discussion, which included, among other things, consideration of the fact that none of the Bidders yet had fully committed financing, the Board determined to proceed in discussions with all of the Bidders. The Board directed Morgan Stanley to communicate with each Bidder and instruct each Bidder that final bids would be due by June 19, 2024, with the aim of having complete diligence and fully committed financing by that date (which Morgan Stanley did thereafter). Bidders were also instructed to provide an initial markup of a draft merger agreement to be provided by Paul, Weiss in the Virtual Data Room (the “Draft Merger Agreement”) with their bids. To facilitate the Bidders obtaining fully committed financing, the Board authorized Company management to allow Bidders to contact financing sources, provided that each such financing source was bound by an appropriate obligation of confidentiality to minimize leak risk both generally and as between the Bidders.

On May 30, 2024, the Board held a meeting with members of Company management and representatives of Paul, Weiss and Morgan Stanley in attendance. Prior to the meeting, representatives of Morgan Stanley delivered an updated relationship disclosure letter to the Board describing its relationships with the Company, each of the three Bidders and their majority-owned affiliates. Members of Company management reviewed the May Projections (as defined and further described in the section entitled “The Merger—Projections” beginning on page 66 of this Proxy Statement) with the Board, which reflected (i) actual results of the full first quarter of 2024, (ii) the addition of new initiatives of the Company and the revenue that would be contributed thereby which included an initial view on the probability of achieving the financial results forecasted to be generated by such new initiatives (which we refer to as the New Initiative Forecast, as discussed in the section entitled “The Merger—Projections” beginning on page 66 of this Proxy Statement), (iii) updated forecasts with respect to the D&A Business, (iv) a four percent (4%) market growth rate for asset-based revenue from over the forecast period, based on discussion with and feedback from the Board, (v) forecasts with respect to stock-based compensation based on business segment and (vi) the Company’s strategic minority investments carried on its balance sheet.

Representatives of Paul, Weiss reviewed with the Board its fiduciary duties in connection with conducting a process for a potential transaction involving the sale of the Company. Representatives of Paul, Weiss then discussed the regulatory risk associated with each of the Bidders, reflecting further diligence and discussions with the each of the Bidders; ultimately noting that a potential strategic transaction with Financial Sponsor A could be less certain to close and could likely take longer to close than a transaction with Bain or Strategic Party A. Following discussion, the Board (i) approved the May Projections for use and reliance by Morgan Stanley and (ii) instructed Paul, Weiss to move forward with finalizing the Draft Merger Agreement to post to the Virtual Data Room (which it did on June 5, 2024).

On June 12, 2024, the Company received “round two” proposals from potential buyers to acquire the D&A Business, which proposals valued the D&A Business from $100 million to $220 million and requested further information on the public litigation involving the D&A Business.

On June 12, 2024, Financial Sponsor A submitted a letter to Mr. Fox (the “June 12 Letter”) that stated that, following internal discussions, Financial Sponsor A had decided it would not be continuing discussions with the Company with respect to a potential strategic transaction due to its inability to submit a final proposal on the timeline requested. The June 12 Letter stated (i) Financial Sponsor A believed there was strong commercial rationale for a combination of the Company with the public company in the same industry it was in the process of acquiring, and that such a combination would generate synergies, (ii) Financial Sponsor A’s non-diligence workstreams had progressed well, (iii) that it had completed substantial regulatory analysis with its advisors, which regulatory analysis was shared and discussed with Paul, Weiss, (iv) that Financial Sponsor A believed the combination of the Company with the public company in the same industry as the Company that it was acquiring would not give rise to material regulatory risk, (v) that Financial Sponsor A had arranged the equity and debt financing it needed to complete a transaction with the Company (but did not include any evidence that such equity financing had been arranged) and (vi) that Financial Sponsor A would not be able to submit a final proposal on the timeline communicated to it because Financial Sponsor A had not received sufficient information or access to Company management during diligence to be in a position to submit a final proposal on June 19, 2024. The June 12 Letter, was promptly shared with the Board, who requested to meet with Company management and its advisors.

On June 13, 2024, representatives of Morgan Stanley contacted Financial Sponsor A to discuss additional detail on what information Financial Sponsor A felt had not been provided. Later that day, representatives of Morgan Stanley sent a follow up email to Financial Sponsor A containing responses to, and next steps on, Financial Sponsor A’s due diligence. Financial Sponsor A responded four days later, on June 17, 2024, and re-affirmed that it did not wish to continue in the process, as outlined in the June 12 Letter.

On June 13, 2024, Ropes and Gray LLP (“Ropes”), legal counsel for Bain, submitted a markup of the Draft Merger Agreement to Paul, Weiss.

On June 14, 2024, legal counsel for Strategic Party A submitted a markup of the Draft Merger Agreement to Paul, Weiss.

On June 14, 2024, the Board held a meeting with members of Company management and representatives of Paul, Weiss and Morgan Stanley in attendance. Representatives from Morgan, Stanley updated the Board on developments since their last meeting, primarily the June 12 Letter and Financial Sponsor A’s stated withdrawal from the discussions with the Company. The Board reviewed with its advisors the amount of information and access to Company management that Financial Sponsor A had received during diligence and how that compared to the amount of information and access given to the other Bidders, noting that Financial Sponsor A had received substantially similar access. Representatives from Paul, Weiss further explained that due to regulatory and competitive concerns, certain information had to be shared with a limited group of representatives of the Bidders and their potential financing sources and, in some circumstances, only in limited form. The representatives of Paul, Weiss noted that was particularly the case for Financial Sponsor A due to the regulatory risks that the Board had previously considered.

The Board discussed with its advisors and members of Company management whether there may have been other reasons that could have caused Financial Sponsor A’s withdrawal, including, among others, Financial Sponsor A’s pending acquisition of a public company in the same industry as the Company (including the “clear skies” provision and the potential regulatory risks that the Board had previously considered), and that Financial Sponsor A may have come to believe, based on its diligence of the D&A Business to date, that there was less value to ascribe to the D&A Business than equity research analysts had estimated. The Board considered a range of potential next steps, including further outreach to Financial Sponsor A and considered, among other things, (i) the competitive dynamics of the discussions with the Bidders to date, (ii) an extension of the deadline to provide a proposal to provide Financial Sponsor A with additional time to undertake diligence (and how other Bidders may respond thereto) and (iii) the regulatory uncertainty of a transaction with Financial Sponsor A.

The representatives of Paul, Weiss provided the Board with an update on the key differences in markups of the Draft Merger Agreement from each of Strategic Party A and Bain and discussed the key transaction terms and provisions that would impact the likelihood that such a transaction would be consummated, including, among other things, the proposed financing structure. The representatives of Paul, Weiss noted that its review of the markups was ongoing and the Board directed Paul, Weiss to meet with Company management as soon as its review was complete to discuss a complete issues list comparing the Draft Merger Agreement with the markups that were returned by each of Strategic Party A and Bain.

After discussion, the Board determined (i) to continue discussions relating to other proposals it had received on the timeline that had been previously communicated to each Bidder and (ii) to direct representatives of the Company and its advisors to continue engaging with Financial Sponsor A and encourage Financial Sponsor A to submit a final proposal on that same timeline.

On June 16, 2024 and June 17, 2024, with the authorization of the Board, representatives of the Company provided each of the active Bidders with a verbal update on the Company’s ongoing process to sell the D&A Business (the “D&A Business Process Update”). The D&A Business Process Update noted, among other things, that (i) three potential buyers had submitted “round two” proposals to acquire the D&A Business and (ii) that these proposals valued the D&A Business from $100 million to $220 million, but that the $220 million offer was subject to due diligence and valuation contingencies.

On June 18, 2024, representatives of Morgan Stanley delivered an updated relationship disclosure letter to the Board describing its relationships with the Company, each of the three Bidders and their majority-owned affiliates.

On June 18, 2024, representatives of Strategic Party A contacted Mr. Fox and stated that Strategic Party A did not have the financing necessary to submit a final proposal to acquire the Company and therefore would not be in a position to submit a final proposal by June 19, 2024. The representative of Strategic Party A indicated that it may be able to submit a revised proposal, but that Strategic Party A would require at least several additional weeks to secure the necessary financing to do so.

On June 19, 2024, Bain and its advisors submitted a “final” proposal letter to acquire the Company for (i) $62.75 per share, in cash, plus (ii) an additional amount, in cash, equal to any consideration received by the Company in respect of the sale of the D&A Business prior to the closing of a transaction with the Company and Bain provided that net proceeds from the sale of the D&A Business exceeded $50 million and that any such transaction was consummated on such terms reasonably acceptable to Bain (the “June Bain Proposal”). The June Bain Proposal was not contingent on the sale of the D&A Business and, assuming no additional consideration was paid in respect of the sale of the D&A Business, the June Bain Proposal represented a premium of eleven percent (11%) to the Company’s Unaffected Share Price. The June Bain Proposal noted that the proposed aggregate purchase price would be funded with (i) committed debt and preferred equity financing and (ii) the remainder (approximately $1.8 billion) funded by equity commitments from funds advised by Bain and third-party co-investors and additional investments from strategic partners. The June Bain Proposal noted that Bain had completed its due diligence, had received the requisite internal approvals to proceed with the June Bain Proposal, and could be in a position to sign definitive transaction documents within one week, provided that the Company agree to an exclusivity period. No other Bidder submitted a proposal by the June 19 deadline.

On June 20, 2024, the Board held a meeting with members of Company management and representatives of Paul, Weiss and Morgan Stanley in attendance. Prior to the meeting, representatives of Morgan Stanley delivered a written update to its relationship disclosure letter to the Board describing its relationships with the Company, each of the Bidders and their majority-owned affiliates. Representatives of Morgan Stanley reviewed certain financial terms of the June Bain Proposal with the Board. Representatives of the advisors and members of Company management discussed with the Board the reasons that Bain noted had caused it to lower its offer price from the March Bain Proposal, including the D&A Business Process Update and the publicly-disclosed litigation associated with the D&A Business. Representatives of Company management provided a further update on the D&A Business sale process and its expectations with respect to, among other things, the likelihood of the D&A Business sale being consummated and the associated reduction in corporate expenses following such a sale. After discussion, the Board determined (i) Company management should provide Morgan Stanley with the amount of net proceeds expected from the sale of the D&A Business based on the “round two” proposals and ongoing negotiations, (ii) Morgan Stanley should reflect the sale of the D&A Business and the associated reduction to corporate expenses based on its ongoing financial analyses and (iii) to reconvene the following day to further consider the June Bain Proposal with the benefit of Morgan Stanley’s ongoing financial analyses.

On June 21, 2024, the Board met to continue the discussion held the previous day with members of Company management and representatives of Paul, Weiss and Morgan Stanley in attendance. Representatives of Morgan Stanley and Paul, Weiss reviewed with the Board the process that the Board had undertaken since the receipt of the unsolicited March Bain Proposal, and reviewed the key terms of the June Bain Proposal with the Board. Representatives of Company management reviewed with the Board the limited updates to the May Projections and assumptions contained therein, specifically (i) that its best then-currently available estimate was that the probability of achieving the financial results expected to be generated by new initiatives should be subject to an additional sixty-seven percent (67%) probability weighting of achieving such results and (ii) its expectations with respect to, among other things, the likelihood of the D&A Business sale being consummated and the associated reduction in corporate expenses following such a sale. Representatives of Morgan Stanley reviewed with the Board its ongoing updates to its financial analyses of the Company, including (a) discussing the key changes to such analyses since Morgan Stanley presented its preliminary financial analysis on April 17, 2024 (which analysis used the Preliminary Draft Projections), (b) comparing the price offered in each of the March Bain Proposal, May Bain Proposal and the June Bain Proposal and presented an updated financial analyses of such offers and (c) discussing certain key upsides and downsides to the Company’s standalone plan. After discussion, the Board approved Management Projections (as defined and described in the section further described in the section entitled “The Merger—Projections” beginning on page 66 of this Proxy Statement) for Morgan Stanley’s use and reliance upon such forecasts in performing its financial analyses relating to the rendering of its fairness opinion to the Board as described in the section entitled “The Merger— Opinion of Morgan Stanley” beginning on page 56 of this Proxy Statement. Representatives of Paul, Weiss reviewed the material terms of the Draft Merger Agreement, noting that the mark-up of the Draft Merger Agreement submitted in connection with the June Bain Proposal was more favorable than the prior draft submitted on June 13, 2024 because, among other reasons, the markup limited the scope of the Company’s representations and warranties, increased the Parent Termination Fee, and increased the cap on interest payable by Parent or the Company in the event that such party failed to timely pay the Parent Termination Fee or the Company Termination fee, as applicable. After discussion, Morgan Stanley was authorized by the Board to counter Bain’s proposal with a price of $64.00 per share in cash with one week of exclusivity, subject to Bain’s confirmation that the consummation of the potential transaction would not be subject to the successful sale of the D&A Business.

On June 21, 2024, representatives of Morgan Stanley spoke with Bain and presented the counter-offer discussed at the Board’s June 21, 2024 meeting.

On June 21, 2024, a representative of Strategic Party A emailed Mr. Fox to communicate that Strategic Party A would submit a non-binding proposal for the Company the following day.

Also on June 21, 2024, Mr. Fox contacted a senior representative of Financial Sponsor A who stated that Financial Sponsor A was not in a position to make a revised offer for the Company.

On June 22, 2024, a representative of Bain contacted Morgan Stanley with an offer price of $63.00 per share in cash with an exclusivity period through July 10, 2024. Bain also confirmed that the consummation of the potential transaction would not be subject to the successful sale of the D&A Business.

On June 22, 2024, Strategic Party A submitted a revised non-binding proposal to Mr. Fox to acquire the Company for $70.00 per share, in cash (the “June Strategic Party A Proposal”), representing a premium of 23.8% to the Company’s Unaffected Share Price, assuming no additional consideration was paid in respect of the sale of the D&A Business. The June Strategic Party A Proposal stated that Strategic Party A envisioned it would fund the proposed aggregate purchase price with a combination of debt financing, preferred equity financing, proceeds from a primary equity raise in Strategic Party A’s equity and strategic rollover investments. The June Strategic Party A Proposal stated that Strategic Party A anticipated being able to finalize such financing arrangements within three to four weeks and requested an exclusivity period of up to four weeks. The June Strategic Party A Proposal noted that the consummation of the potential transaction would be subject to the successful sale of the D&A Business.

On June 24, 2024, the Board held a meeting with members of Company management and representatives of Paul, Weiss and Morgan Stanley in attendance. Representatives of Morgan Stanley and Company management updated the Board on discussions with the Bidders and noted that (i) representatives of Strategic Party A had reached out to seek feedback on the June Strategic Party A Proposal and that representatives of Morgan Stanley and Company management had expressed the same concerns that Strategic Party A did not have committed financing and that the Board expects any financing to be fully committed at signing, (ii) Morgan Stanley had not heard from Financial Sponsor A but (iii) that Mr. Fox had connected with a senior representative of Financial Sponsor A who had confirmed that Financial Sponsor A would not make a revised offer for the Company. The advisors and the Board discussed the events since the receipt of the March Bain Proposal and discussed the current viability of a transaction with each of the Bidders, including with Strategic Party A and Financial Party A. The Board discussed, among other things, (i) the continued uncertainty with respect to Strategic Party A’s ability to secure committed financing for a transaction with the Company and the fact that the June Strategic Party A Proposal noted that the consummation of the potential transaction would be subject to the successful sale of the D&A Business and (ii) the likelihood that Financial Sponsor A was no longer interested or able to engage in discussions.

Representatives of Morgan Stanley stated that Morgan Stanley had discussed the D&A Business further with Bain and noted that while Bain believed the risks and contingencies associated with the D&A Business negatively affected the Company’s valuation, Bain’s offer was not contingent on a sale of the D&A Business being consummated prior to the closing of a proposed transaction with the Company (but that any sale of the D&A Business prior to closing would require Bain’s prior approval). The advisors compared the treatment of the D&A Business in June Bain Proposal (which indicated that the sale of the D&A Business would not be a closing condition) to the June Strategic Party A Proposal (which indicated that the sale of the D&A Business would be a closing condition) and the Board considered the closing risk associated with entering into a transaction contingent on the sale of the D&A Business. During the meeting, the Board also considered, among other things, (i) the potential adverse impact on the Company’s business of extending the timeline for the transaction process, particularly in light of concerns that the Press Reports could create additional uncertainty for employees, business partners and customers of the Company, (ii) the potential downsides of diverting Company management time towards pursuing a transaction with parties who had not indicated continuing interest in pursuing a transaction with the Company or had not submitted viable bids, (iii) the risk that Bain would abandon the discussions with the Company if the Board extended the process timeline, (iv) certain financial analyses of Morgan Stanley and

(v) certain considerations from Company management regarding the execution risk of the Company’s standalone plan, including among other things, (a) risks related to succession planning for the Company’s chief executive officer, (b) the uncertainty of success of the Company’s new initiatives, (c) the trend of continued M&A activity from registered investment advisor aggregators affiliated with competitors and the risk to the Company’s standalone prospects associated therewith, (d) the potential disintermediation from larger ecosystem partners, including asset managers and custodians, and the risks such third-parties may become directly competitive with the Company and (e) the potential for the D&A Business to realize a lower transaction value than expected, if at all.

After discussion, the Board determined that the amount and certainty of the June Bain Proposal, on the terms included in that proposal, would provide greater value to the Company’s stockholders than the Company’s standalone plan and that it would be willing to transact at that price. Nonetheless, to ensure that it had maximized value, the Board directed Morgan Stanley to attempt to obtain an increase Bain’s offer price by $1.25 per share to the maximum of Bain’s price range in its original March Bain Proposal of $64.00 per share, in cash. The Board agreed to reconvene the following day after Morgan Stanley contacted Bain.

Later on June 24, 2024, representatives of Morgan Stanley met with representatives of Bain, in which the representatives of Morgan Stanley presented the Company’s revised proposal to Bain.

The following day, on June 25, 2024, a representative of Bain contacted Morgan Stanley and indicated Bain would increase its offer from $62.75 to $63.15 per share as its “best and final” offer, if the Company entered into an exclusive period with Bain through July 10, 2024 (the “Final Bain Proposal”). The Final Bain Proposal price represented an 11.7% premium to the Company’s Unaffected Share Price.

Also on June 25, 2024, the Board held a meeting with members of Company management and representatives of Paul, Weiss and Morgan Stanley in attendance. Representatives of Morgan Stanley updated the Board on the Final Bain Proposal.

The Board considered the strength of the Final Bain Proposal price of $63.15 per share, in cash, in the context of Bain’s entire bid package and whether a potential transaction with Bain was likely to provide greater value to the Company’s stockholders than other strategic alternatives available to the Board, including remaining a standalone public company. The Board further discussed with its advisors that the exclusivity period with Bain was a reasonable length of time, and that Strategic Party A and Financial Sponsor A could re-engage with the Company after the exclusivity period ended (including after any transaction was entered into) but noted it was possible such other Bidders may be unlikely to submit renewed indications of interest in a timely manner.

The Board also discussed whether further attempts should be made to solicit revised proposals from Financial Sponsor A or Strategic Party A. With respect to a potential transaction with Financial Sponsor A, the Board considered that its advisors and Company management had actively attempted to re-engage Financial Sponsor A without success and the various concerns that the Board had previously considered with respect to Financial Sponsor A. With respect to a potential transaction with Strategic Party A, the Board considered that Strategic Party A had indicated it does not have the financing for a transaction with the Company, that it was unlikely that Strategic Party A would be able to secure financing in a period of time that would not jeopardize a transaction with Bain, if at all and that the consummation of the potential transaction would be subject to the successful sale of the D&A Business. With respect to other potential third-party bidders, the Board considered the fact that the publication of the Press Reports had provided any interested parties significant opportunity to make a proposal for the Company (with the April Press Report being the likely impetus behind the initial unsolicited proposals by Strategic Party A and Financial Sponsor A), and none had submitted a written offer.

Following discussion, and after taking into consideration the information provided and discussed by Company management and advisors, the Board determined that it had obtained Bain’s best and final offer of

$63.15 per share, in cash, and that there was substantial risk of losing this offer if the Company continued to pursue a higher price and directed Company management and Paul, Weiss to engage with Bain and Ropes (i) to prepare and negotiate an exclusivity agreement and (ii) to finalize the Merger Agreement and the other transaction documents, following which time the Board would meet again to make a decision on the potential transaction with Bain.

On June 25, 2024, representatives of Paul, Weiss and Ropes exchanged drafts of the exclusivity agreement, the final form of which was agreed to that evening.

On June 26, 2024, with the approval of the Board, the parties signed the exclusivity agreement, which provided for an exclusivity period until July 10, 2024, that would expire immediately if Bain reduced its offer price of $63.15 per share in any way.

On June 26, 2024, upon the effectiveness of the exclusivity agreement, Paul, Weiss provided Ropes with a revised Draft Merger Agreement.

From June 26, 2024 until the execution of the Merger Agreement on July 11, 2024, the parties and their respective legal advisors exchanged several drafts of, and engaged in numerous discussions and negotiations concerning the terms of, the Draft Merger Agreement and the Ancillary Agreements (including the Limited Guarantees, Equity Commitment Letters, debt commitment letters, preferred equity commitment letter and the support and rollover agreements), with the agreements being finalized in the morning of July 11, 2024.

On July 9, 2024, the Board held a meeting with members of Company management and representatives of Paul, Weiss and Morgan Stanley in attendance. Representatives of Paul, Weiss reviewed with the directors their fiduciary duties in connection with the Board’s evaluation of the Final Bain Proposal. Representatives of Morgan Stanley provided an overview of Morgan Stanley’s financial analyses. Representatives of Paul, Weiss reviewed the key terms of the Draft Merger Agreement. After discussion, the Board agreed to reconvene on July 11, 2024 to receive a further update on the proposed transaction with Bain.

On July 10, 2024, representatives of Morgan Stanley delivered an updated relationship disclosure letter to the Board describing its relationships with the Company, Bain, the other Parent Financing Sources and their majority-owned affiliates.

On July 11, 2024, the Board held a meeting with members of Company management and representatives of Paul, Weiss and Morgan Stanley in attendance. The Board reviewed Morgan Stanley’s relationship disclosure letter received on July 10, 2024 regarding Morgan Stanley’s prior relationship with the Company, Bain, and the other Parent Financing Sources and their majority-owned affiliates majority-owned affiliates, and concluded that such relationships would not interfere with Morgan Stanley’s ability to provide advisory services or render a fairness opinion to the Board. Representatives of Paul, Weiss reviewed with the Board the outcome of negotiations on the few remaining open terms in the Merger Agreement. Representatives from Morgan Stanley provided its final financial analyses of the Merger Consideration and rendered to the Board of Directors an oral opinion, which was subsequently confirmed by a delivery of a written opinion dated as of July 11, 2024, to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley in preparing its opinion, the Merger Consideration to be received by the holders of shares of the Common Stock pursuant to the Merger Agreement was fair from a financial point of view to the holders of shares of the Common Stock (other than the holders of the Excluded Shares or holders who are Financing Sources or their affiliates). The opinion is more fully described under the section entitled “The Merger—Opinion of Morgan Stanley” beginning on page 56 of this Proxy Statement. The full text of Morgan Stanley’s written opinion has been included as Annex B to this Proxy Statement and is incorporated by reference herein in its entirety.

After discussion and taking into account the factors described below in greater detail in the section entitled “The Merger—Recommendation and Reasons for the Merger” beginning on page 50 of this Proxy Statement, the

Board (i) unanimously approved and declared advisable the Merger Agreement and the Transactions contemplated thereby, (ii) determined that the terms of the Merger Agreement and the Transactions contemplated thereby are fair to, and in the best interests of, the Company and the Company’s stockholders, (iii) directed that the adoption of the Merger Agreement be submitted to a vote of the Company’s stockholders at the Special Meeting and (iv) subject to the terms and conditions of this Agreement, resolved to recommend that the Company’s stockholders approve the adoption of this Agreement and approve the Merger on the terms and subject to the conditions set forth herein.

Following the meeting of the Board, the Merger Agreement and the Ancillary Agreements were executed July 11, 2024.

Recommendation and Reasons for the Merger

On July 11, 2024, the Board, after considering various factors, including the non-exhaustive list of material factors described herein, and after consultation with the Company’s financial advisor and outside legal counsel, unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the Transactions, (ii) determined that the terms of the Merger Agreement and the Transactions are fair to, and in the best interests of, the Company and the Company’s stockholders, (iii) directed that the Merger Proposal be submitted to a vote of the Company’s stockholders at the Special Meeting and (iv) subject to the terms and conditions of the Merger Agreement, resolved to recommend that the Company’s stockholders approve the Merger Proposal on the terms and subject to the conditions set forth in the Merger Agreement.

The Board unanimously recommends that you vote (i) “FOR” the Merger Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.

In evaluating the terms of the Merger Agreement and the transactions contemplated thereby, the Board consulted with Company management and the Company’s legal and financial advisors. In reaching its determinations and recommendations, the Board considered a number of factors, including the following factors (not necessarily in order of relative importance), which the Board viewed as being generally positive or favorable in coming to its determination and recommendation.

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Cash Consideration; Certainty of Value. The Board considered the fact that the Merger Consideration is a fixed cash amount, providing the Company’s stockholders with certainty of value and liquidity immediately upon the closing of the Merger. The Board believed this certainty of value was compelling, especially when viewed against the risks and uncertainties associated with the Company’s stand-alone strategy and the potential impact of such risks and uncertainties on the trading price of shares of Envestnet Common Stock, including those described above and the other risks and uncertainties discussed in the Company’s public filings with the SEC (including the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and current reports on Form 8-K).

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Value Relative to Standalone Prospects. The Board’s belief that the Merger Consideration was more favorable to Company stockholders than the alternative of remaining an independent public company, after taking into account the risks and uncertainties associated with remaining an independent public company, including the Company’s business, competitive position and current industry and financial conditions. Among other things, the Board considered:

•	its assessment of the Company’s historical financial performance;

•	the uncertainty of success of the Company’s new initiatives;

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the risks related to succession planning for the Company’s chief executive officer, as well as the risks associated with identifying or retaining potential successors for other senior management, including the risk of turnover among employees in connection with any management changes and continued business instability and uncertainty during any search processes;

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the trend of continued merger and acquisition activity from registered investment advisor aggregators affiliated with competitors and the risk to the Company’s standalone prospects associated therewith;

•	the potential disintermediation from larger ecosystem partners, including asset managers and custodians, and the risks such third-parties may become directly competitive with the Company;

•	the potential for the D&A Business to realize a lower transaction value in its sale process than expected, if it is sold at all;

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the potential losses and costs associated with the pending litigation involving the D&A Business and the risk that the outcome of such litigation will have an adverse effect on the Company’s business; and

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the risk that the Company may not be able to achieve projected financial performance, including the performance contemplated by the Projections, based on, among other things, the Board and its financial advisors’ assessment of the Company’s business, assets and prospects and competitive position.

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Premium to Market Price. The Board considered the current and historical market prices, volatility and trading information with respect to shares of Envestnet Common Stock, including the fact the Merger Consideration of $63.15 for each share of Envestnet Common Stock represented a premium of approximately 11.7% relative to the unaffected closing price of shares of Envestnet Common Stock on April 15, 2024 (the last trading day before the publication of the April Press Report).

•	Transaction Process. The Board considered that it had conducted a robust process with the assistance of its advisors. Specifically, among other things, the Board considered:

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the fact that only three potential acquirors submitted an indication of interest with regard to an acquisition of the Company (and that the publication of the Press Reports had provided any interested parties significant opportunity to make a proposal for the Company), and that only Bain submitted a final definitive proposal, including after various attempts were made to cause Strategic Party A and Financial Sponsor A to provide further indications of interest for the Company;

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the current level of M&A activity in the Company’s industry, and considered its assessment, with its legal and financial advisors, that the number of potential strategic or financial counterparties to an alternative transaction involving an acquisition of the Company at the price and on the terms provided by Bain was likely low (especially considering there were no further inbound proposals subsequent to the Press Reports (other than from Strategic Party A and Financial Sponsor A) regarding a possible sale of the Company in the months prior to the execution of the Merger Agreement);

•	that the Company had been involved in discussions over a number of years with various parties and none had resulted in an executable transaction;

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the risks involved in soliciting alternative acquisition proposals prior to signing, including the inherent risk of sharing confidential information of the Company and the risk that deferring the execution of a transaction may have on the likelihood of Bain entering into a Merger Agreement;

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that should any such potential counterparty be interested in pursuing a transaction on terms more favorable to the Company and its stockholders than the Merger, such counterparty would be able to pursue such an offer under the terms of the Merger Agreement, and the Board would be able to respond to and accept such an offer if the offer was a Superior Proposal;

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the fact that the Merger Consideration was the result of arm’s-length negotiations and Bain’s indication to the Board that the Merger Consideration of $63.15 per share was its best and final offer, and that such offer had been increased from the June Bain Proposal, and past the midpoint of the March Bain Proposal, as a result of the negotiating efforts of the Board and the Company’s advisors, and the Board’s belief, after discussion with its advisors and based on the course of negotiations with Bain, that $63.15 per share was the maximum price that Bain would offer (as further described in the section entitled “The Merger—Background of the Merger” beginning on page 36 of this Proxy Statement). The Board also considered that these negotiations resulted, in its view, in Bain’s best and final offer and the highest per share consideration reasonably obtainable; and

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the possibility that, if the Board declined to approve the Merger Agreement, there may not be another opportunity for the Company stockholders to receive a comparably priced offer with a comparable level of closing certainty.

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Strategic Alternatives. The Board considered, after discussions with representatives of Company management and Morgan Stanley, possible alternatives to the Merger, in addition to the Projections as a standalone entity (as described in further detail in the section entitled “The Merger—Projections” beginning on page 66 of this Proxy Statement), and the risks associated with these alternatives, each of which the Board determined not to pursue in light of its belief that the Merger is more favorable to the Company’s stockholders than such alternatives. The Board also considered its belief that the value offered to holders of shares of Envestnet Common Stock in the Merger was more favorable to holders of shares of Envestnet Common Stock than the current risk-adjusted value of remaining an independent public company.

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Opinion of Morgan Stanley. The financial analysis reviewed and discussed with the Board by representatives of Morgan Stanley, and the oral opinion of Morgan Stanley, subsequently confirmed in writing, dated July 11, 2024, to the Board to the effect that, as of that date and based upon and subject to the limitations, qualifications and assumptions described in Morgan Stanley’s written opinion, the Merger Consideration of $63.15 per to be received by the holders of shares of Envestnet Common Stock (other than the holders of Excluded Shares or holders who are Parent Financing Sources or their affiliates) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as more fully described in the section entitled “The Merger—Opinion of Morgan Stanley” beginning on page 56 of this Proxy Statement and which full text of the written opinion is attached hereto as Annex B and is incorporated by reference in this Proxy Statement in its entirety.

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Terms of the Merger Agreement. The Board considered the terms and conditions of the Merger Agreement, which were reviewed by the Board with its financial and legal advisors, and the fact that such terms were the result of robust arm’s-length negotiations between the parties and included enhancements that the Company and its advisors were able to obtain as a result of these negotiations and the competitive process that it had conducted (including the Company Termination Fee of approximately 2.5% of the Company’s implied equity value payable by the Company under specified circumstances, including the Company terminating the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal). Specifically, among other things, the Board considered (not necessarily in order of importance):

•	the likelihood and anticipated timing of obtaining all required regulatory clearances in connection with the Merger;

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Parent’s obligation under the Merger Agreement to use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the Financing in an amount sufficient to fund the Required Funding Amount on terms (subject to certain exceptions) and conditions described in the applicable Commitment Letters;

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Parent’s obligation under the Merger Agreement to, or cause its subsidiaries and affiliates to, use reasonable best efforts to consummate and make effective, as promptly as practicable, the Merger, including contesting and resisting any lawsuits or other legal proceedings challenging the transactions contemplated by the Merger Agreement (including the consummation of the Merger), and to commit or effect any divestitures with respect to the businesses of the Company, Parent and their respective subsidiaries, and to commit to any go-forward restrictions or obligations on the Company, Parent and their respective subsidiaries after Closing, in each case as necessary to obtain the requisite regulatory approvals and to permit Closing by the Outside Date;

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the fact that the Merger is not subject to a financing condition and that Parent has obtained committed debt financing from reputable financial institutions and committed equity financing in an aggregate amount sufficient to fund the required funding amount under the Merger Agreement;

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the Company’s right under the Merger Agreement, under specified circumstances in response to certain alternative acquisition proposals, to furnish information to and conduct discussions and negotiations with third parties prior to the receipt of the Requisite Stockholder Approval (as discussed in the section entitled “Terms of the Merger Agreement—No Solicitation of Acquisition Proposals; Board Recommendation Changes” beginning on page 100 of this Proxy Statement), providing an opportunity to determine if a third party is willing to pay a higher value per share to acquire the Company than Parent;

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the fact that the Company Termination Fee of $90,650,000 (representing approximately 2.5% of the Company’s implied equity value) payable by the Company in certain circumstances was viewed by the Board, after consultation with its financial and legal advisors, as reasonable under the circumstances, comparable to termination fees of similar transactions and not likely to preclude or deter any other party from making a Superior Proposal;

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the fact that the Merger Agreement provides that, in the event of a failure of the Merger to be consummated under certain circumstances, Parent will pay the Company a Parent Termination Fee of $220,000,000 (representing approximately 6.1% of the Company’s implied equity value), which payment is guaranteed by the guarantors;

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the Company’s ability, under certain circumstances pursuant to the Merger Agreement and the Equity Commitment Letters, to seek specific performance of Parent’s obligation to cause the equity commitments to Parent to be funded pursuant to the Equity Commitment Letters;

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the Company’s ability, under certain circumstances pursuant to the Merger Agreement, to seek specific performance to prevent breaches of the Merger Agreement and enforce specifically the terms of the Merger Agreement; and

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the Company’s ability, under certain circumstances, to terminate the Merger Agreement in order to enter into Alternative Acquisition Agreement providing for a Superior Proposal, provided that Envestnet complies with its obligations relating to Superior Proposals under the Merger Agreement and concurrently pays to Parent the Company Termination Fee of $90,650,000, as described in the sections entitled “Terms of the Merger Agreement—Termination of the Merger Agreement” beginning on page 109 of this Proxy Statement and “Terms of the Merger Agreement—Company Termination Fee” beginning on page 110 of this Proxy Statement.

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Likelihood of Completion: The Board considered the likelihood that the Merger would be completed based on, among other things, Bain’s proven ability to complete large acquisition transactions, the certainty of financing that Bain had demonstrated at signing and the absence of a financing condition, the business reputation and global capabilities of Bain, and the Board’s perception that Bain is willing to devote the resources necessary to close the Merger in an expeditious manner; the limited number and nature of conditions to complete the Merger and the likelihood of obtaining required regulatory approvals on a timely basis; and the Company’s ability, under certain circumstances pursuant to the Merger Agreement, to seek specific performance to prevent breaches of the Merger Agreement by the Buyer Parties and to enforce specifically the terms of the Merger Agreement.

•	Timing of Completion: The Board considered the anticipated timing of the consummation of the Merger and the Board’s conclusion that the Merger could be completed in a reasonable timeframe and in an orderly manner, reducing the period during which the Company would be subject to the potential uncertainty of Closing.

In the course of its deliberations, the Board also considered a number of uncertainties, risks and other countervailing factors relating to entering into the Merger Agreement, including (not necessarily in order of relative importance):

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Closing Certainty. The fact that completion of the transactions contemplated by the Merger Agreement, including the Merger, depends on certain factors outside of the Company’s control, including regulatory clearances and the Requisite Stockholder Approval, and the risk that the Merger might not be completed in a timely manner or at all.

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No Stockholder Participation in Future Growth. The fact that, following the Merger, the Company stockholders would no longer participate in the Company’s future earnings or growth, or benefit from any future appreciation in value of the shares of Envestnet Common Stock. While the Board was optimistic about the Company’s prospects on a standalone basis, it concluded that the value reflected in the Merger Consideration was fair compensation for the potential loss of future stockholder benefit that could reasonably be expected to be realized by the Company.

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Impact of Merger Announcement on Envestnet. The risk that disruptions from the Merger may harm (i) the Company’s business, including current plans and operations and relationships with the Company’s customers, suppliers, business partners and other third parties, including during the pendency of the Merger, and (ii) the ability of the Company to retain and hire key personnel. The Board also considered the potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger and that potential business uncertainty, including changes to existing business relationships, during the pendency of the transactions contemplated by the Merger Agreement, including the Merger, could affect the Company’s operating results and financial performance.

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Loss of Opportunity with Other Potential Counterparties. The fact that there is no “go-shop” in the Merger Agreement. However, the Board considered that it had conducted a robust process, that it negotiated for a low termination fee payable by the Company if it determined to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal and the fact that the Merger Agreement adequately allows for consideration of Superior Proposals under appropriate circumstances.

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Tax Treatment. The fact that the receipt of the Merger Consideration, which is all cash, in exchange for shares of Envestnet Common Stock pursuant to the Merger Agreement would be taxable to the Company stockholders that are U.S. holders for U.S. federal income tax purposes.

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Restrictions on Solicitation. The restrictions imposed by the Merger Agreement on the Company’s solicitation of alternative acquisition proposals from third parties (although the Company is, under specified circumstances in response to certain alternative acquisition proposals, able to furnish information to and conduct discussions and negotiations with third parties prior to the receipt of the Requisite Stockholder Approval, as described above) and that prospective bidders may perceive Bain’s right under the Merger Agreement to negotiate with the Company to match the terms of any Superior Proposal prior to the Company being able to terminate the Merger Agreement and accept a Superior Proposal to be a deterrent to making alternative acquisition proposals.

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Termination Fee. The possibility that the Company Termination Fee, which is $90,650,000, would be payable by Envestnet under certain circumstances, including if the Company terminates the Merger Agreement to accept a Superior Proposal and enters into an Alternative Acquisition Agreement with any third-party, could discourage other potential acquirors from making a competing proposal to acquire the Company or could negatively impact the structure, pricing and terms of any such proposal.

•	Possibility of More Attractive Alternative Proposals. The Board considered that the Merger Consideration of $63.15 per share, in cash, was not the highest price offered during the transaction process and because the Company does not have the right to undertake a “go-shop” it is possible that other parties could have become interested in a potential transaction with the Company on more attractive terms than the Merger (although the Board considered the various factors described above and concluded that the Merger Agreement adequately allows for consideration of Superior Proposals under appropriate circumstances), and considered that the Company would be able to consider certain unsolicited written acquisition proposals from third parties pursuant to the Merger Agreement.

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Pre-Closing Covenants. The restrictions placed on the conduct of the Company’s business prior to the completion of the Merger pursuant to the terms of the Merger Agreement, which could delay or prevent Envestnet from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of Envestnet absent the pending completion of the Merger. The Company’s management’s focus and resources may become diverted from other important business opportunities and operational matters while working to implement the Merger.

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Potential Litigation. The potential for litigation by stockholders in connection with the transactions contemplated by the Merger Agreement, including the Merger, which, even where lacking in merit, could nonetheless result in distraction and expense.

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Transaction Costs. The costs involved in connection with entering into the Merger Agreement and completing the Merger and the substantial time and effort of management required to consummate the Merger and related disruptions to the operation of the Company’s business.

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Limitation of Available Remedies. The fact that (i) the Company’s remedies in the event that the Merger Agreement is terminated may be limited to the Parent Termination Fee of $220,000,000, payable by Parent under certain circumstances, and certain other damages, associated enforcement costs and other indemnification and reimbursement obligations, which may be inadequate to compensate the Company and the Company’s stockholders for any damage caused, and that the Parent Termination Fee may not be payable in all instances where the Merger is not consummated and, even if payable, rights and remedies may be expensive and difficult to enforce, and the success of any such action may be uncertain; and (ii) Parent and Merger Sub are newly formed entities with essentially no assets and the Limited Guarantees, provided by the guarantors, guarantee Parent’s and Merger Sub’s obligations under the Merger Agreement only with respect to payment of the Parent Termination Fee of $220,000,000, certain other damages, associated enforcement costs and other indemnification and reimbursement obligations.

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Risks associated with a failure to complete the Merger. While the Merger is expected to be completed, there are no assurances that all conditions to the parties’ obligations to complete the Merger will be satisfied or waived, and as a result, it is possible that the Merger may not be completed, as described under the section entitled “Terms of the Merger Agreement—Conditions to the Closing of the Merger” beginning on page 105 of this Proxy Statement. The Board noted the fact that, if the Merger is not completed, (i) the market price of shares of Envestnet Common Stock could decline, to the extent the current market price reflects a market assumption that the Merger will be completed, (ii) the Company will have incurred significant risk, transaction expenses and opportunity costs, including the possibility of disruption to its operations and conduct of business, diversion of management and employee attention, an inability to pursue alternative business opportunities or make changes to the business, an inability to attract and retain key personnel and recruit prospective employees and a potentially negative effect on its customer, supplier, business partner and employee relationships and (iii) the market’s perception of the Company’s prospects could be adversely affected.

The Board unanimously concluded that the uncertainties, risks and potentially negative factors relevant to the transactions contemplated by the Merger Agreement, including the Merger, were outweighed by the potential benefits.

In addition, the Board was aware of and considered the fact that some of the Company’s directors and executive officers have interests in the Merger that are different from, or in addition to, the Company stockholders generally, including those interests that are a result of employment and compensation arrangements with Envestnet. For more information, please see the section entitled “The Merger—Interests of the Directors and Executive Officers of Envestnet in the Merger” beginning on page 74 of this Proxy Statement.

The foregoing discussion of material factors considered by the Board in reaching its conclusions and recommendation includes the principal factors considered by the Board, but is not intended to be exhaustive and may not include all of the factors considered by the Board. In light of the variety of factors considered in connection with its evaluation of the transactions contemplated by the Merger Agreement, including the Merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative or specific weights to the specific factors considered in reaching its determinations and recommendations. Rather, the Board based its decisions on the totality of the factors and information it considered, including discussions with, and questioning of, the Company’s management and its independent financial and legal advisors. Moreover, each member of the Board applied his or her own personal business judgment to the process and may have given different weight to different factors.

This explanation of the Board’s reasons for its recommendations and other information presented in this section includes statements that are forward-looking in nature and, therefore, should be read in light of the factors described in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 26.

Opinion of Morgan Stanley

Envestnet retained Morgan Stanley to provide it with financial advisory services in connection with the Merger and to provide a financial opinion to the Board. Envestnet selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise, and reputation and its knowledge of the business and affairs of Envestnet. On July 11, 2024, at a meeting of the Board, Morgan Stanley rendered its oral opinion, subsequently confirmed by delivery of a written opinion, dated July 11, 2024, that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the Merger Consideration to be received by the holders of shares of Envestnet Common Stock (other than the holders of Excluded Shares or holders who are Parent Financing Sources or their affiliates) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of the written opinion of Morgan Stanley delivered to the Board, dated as of July 11, 2024, is attached as Annex B to this Proxy Statement and is incorporated herein by reference in its entirety. You should read Morgan Stanley’s opinion carefully and in its entirety for a discussion of the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. This summary is qualified in its entirety by reference to the full text of such opinion. Morgan Stanley’s opinion was directed to the Board, in its capacity as such, and addressed only the fairness from a financial point of view to the holders of shares of Envestnet Common Stock (other than the holders of Excluded Shares or holders who are Parent Financing Sources or their affiliates) of the Merger Consideration pursuant to the Merger Agreement as of the date of such opinion. Morgan Stanley’s opinion did not address any other aspects or implications of the Merger. Morgan Stanley’s opinion did not in any manner address the relative merits of the transactions contemplated by the Merger Agreement as compared to other business or financial strategies that might be available to Envestnet, nor did it address the underlying business decision of Envestnet to enter into the Merger Agreement or proceed with any other transaction contemplated by the Merger Agreement. Morgan Stanley expressed no opinion or recommendation to any holder of shares of Envestnet Common Stock as to how such holders should vote at the Special Meeting, or whether to take any other action with respect to the Merger.

For purposes of rendering its opinion, Morgan Stanley, among other things:

•	reviewed certain publicly available financial statements and other business and financial information of Envestnet;

•	reviewed certain internal financial statements and other financial and operating data concerning Envestnet;

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reviewed certain financial projections prepared by the management of Envestnet (which we refer to as the “Management Projections”), which include the May Projections, the May Projections with D&A Adjustment and 67% Initiatives Adjustment and the May Projections with D&A Adjustment and No Initiatives Adjustment, in each case as defined and described in the section entitled “The Merger—Projections” beginning on page 66 of this Proxy Statement;

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reviewed certain financial projections with respect to Envestnet that were derived from a consensus of selected Wall Street equity research financial forecasts (which we refer to as the “Street Projections”);

•	discussed the past and current operations and financial condition and the prospects of Envestnet with senior executives of Envestnet;

•	reviewed the reported prices and trading activity of shares of Envestnet Common Stock;

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compared the financial performance of Envestnet and the prices and trading activity of shares of Envestnet Common Stock with that of certain other publicly-traded companies comparable with Envestnet and its securities;

•	reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

•	participated in certain discussions and negotiations among representatives of Envestnet and the Parent and its financial advisor;

•	reviewed the Merger Agreement;

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reviewed the draft equity commitment letter from the equity financing sources to the Parent, substantially in the form of the draft dated July 11, 2024, the draft commitment letter from certain lenders substantially in the form of the draft dated July 11, 2024, and the draft preferred equity commitment letters from the preferred equity financing sources to the Parent substantially in the form of the drafts dated July 11, 2024 (collectively, the “Commitment Letters”); and

•	performed such other analyses and reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.

Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by Envestnet, and formed a substantial basis for its opinion. With respect to the Management Projections, Morgan Stanley assumed that each had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Envestnet of the future financial performance of Envestnet and are a reasonable basis upon which to evaluate the business and financial prospects of Envestnet. With respect to the Street Projections, at the direction of the Board, Morgan Stanley assumed that they were reasonable bases upon which to evaluate the business and financial prospects of Envestnet. Morgan Stanley expressed no view as to the Management Projections or the Street Projections or the assumptions on which they were based. In addition, Morgan Stanley assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the Parent will obtain financing in accordance with the terms set forth in the Commitment Letters and such financing is sufficient to consummate the Merger on the terms contemplated in the Merger Agreement, and that the definitive Merger Agreement and the Commitment Letters would not differ in any material respect from the drafts thereof furnished to Morgan Stanley. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, divestitures, conditions or restrictions would be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed merger. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of Envestnet and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley did not make any assessment of the status of any outstanding litigation involving Envestnet and excluded the effects of any such litigation in its analysis, and its analysis did not include any liability associated therewith. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of Envestnet’s officers, directors or employees, or any class of such persons, relative to the Merger Consideration to be received by the holders of shares of Envestnet Common Stock in the transaction. Morgan Stanley did not express any view on, and its opinion did not address, any other term or aspect of the Merger Agreement or the transactions contemplated thereby or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection therewith. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of Envestnet, nor was Morgan Stanley furnished with any such valuations or appraisals. Morgan Stanley’s opinion did not address the relative merits of the transactions contemplated by the Merger Agreement as compared to other business or financial strategies that might be available to Envestnet, nor did it address the underlying business decision of Envestnet to enter into the Merger Agreement or proceed with any other transaction contemplated by the Merger Agreement. Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of, July 11, 2024. Events occurring after July 11, 2024 may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.

Summary of Financial Analyses of Morgan Stanley

The following is a summary of the material financial analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion to the Board, both provided as of July 11, 2024. The following summary is not a complete description of the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before July 9, 2024, the second to last trading day prior to the date of Morgan Stanley’s opinion. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole. Assessing any portion of such analyses and of the factors reviewed, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion. Furthermore, mathematical analysis is not in itself a meaningful method of using the data referred to below.

In performing the financial analyses summarized below and in arriving at its opinion, at the direction of the Board, Morgan Stanley utilized and relied upon the Management Projections and the Street Projections, each of which were approved by management of Envestnet and the Board for Morgan Stanley’s use in connection with its financial analyses and which are described below. In addition, Morgan Stanley utilized and relied upon the number of issued and outstanding shares of Envestnet provided by management of Envestnet. For further information regarding the Management Projections, see the section entitled “The Merger—Projections” beginning on page 66 of this Proxy Statement.

As used in this section, the following terms have the following meanings:

•	“Adj. EBITDA” refers to net income (loss) before net interest expense, income tax provisions, depreciation and amortization, non-cash compensation expense and certain other expenses.

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“AV” refers to aggregate enterprise value, calculated as fully diluted market capitalization plus the principal value of total debt, plus the value of minority investments (using the equity method or the cost method), less cash and cash equivalents.

Public Trading Comparables Analysis

In order to assess how the public market values shares of similar publicly traded companies, Morgan Stanley reviewed and compared specific financial and operating data relating to Envestnet with selected companies that, in Morgan Stanley’s professional judgment, share certain similar business characteristics with and have certain comparable operating characteristics, to those of Envestnet for purposes of this analysis (these companies are referred to as the “comparable companies”).

For the purposes of this public trading comparables analysis, Morgan Stanley calculated and analyzed, among other things, the following financial metrics of each of the comparable companies as of July 9, 2024:

•	the ratio of AV to 2024 estimated Adj. EBITDA based on publicly available market data as of July 9, 2024; and

•	the ratio of AV to 2025 estimated Adj. EBITDA based on publicly available market data as of July 9, 2024.

The metrics for each of the comparable companies of Envestnet are summarized as follows:

Comparable Companies of Envestnet	AV / 2024E Adj. EBITDA	AV / 2025E Adj. EBITDA
Fidelity National Information Services	12.0x	11.3x
Broadridge Financial Solutions, Inc.	15.8x	14.9x
LPL Financial Holdings Inc.	10.9x	9.5x
SS&C Technologies Holdings Inc.	9.8x	9.2x
SEI Investments Company	12.0x	11.3x
Mean	12.1x	11.2x
Median	12.0x	11.3x

Based on the analysis of the relevant metrics for each of the comparable companies, and the application of its professional judgment and experience, Morgan Stanley selected a reference range of financial multiples of the comparable companies and applied this range of multiples to the relevant Envestnet financial statistics (based on estimates for Envestnet’s 2024 Adj. EBITDA and 2025 Adj. EBITDA from the each of the May Projections and the Street Projections).

Based on the estimated number of fully diluted shares of Envestnet, as of July 8, 2024, as provided by Envestnet management and calculated using the treasury stock method, Morgan Stanley calculated the following ranges of the implied per share values of Envestnet Common Stock, each rounded to the nearest $0.25:

Public Trading Comparables of Envestnet	Envestnet Metric	Reference Range	Implied Value Per Share Range for Envestnet
May Projections
AV to Estimated 2024 Adj. EBITDA	$311 million	11.0x - 13.0x	$47.75 - $58.50
AV to Estimated 2025 Adj. EBITDA	$355 million	10.5x - 12.5x	$53.00 - $65.50
Street Projections
AV to Estimated 2024 Adj. EBITDA	$307 million	11.0x - 13.0x	$46.75 - $57.50
AV to Estimated 2025 Adj. EBITDA	$343 million	10.5x - 12.5x	$51.00 - $62.75

Morgan Stanley noted that the Merger Consideration to be received by the holders of shares of Envestnet Common Stock pursuant to the Merger Agreement is $63.15 per share of Envestnet Common Stock.

No company utilized in the public trading comparables analysis is identical to Envestnet. In evaluating the comparable companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions, and other matters, which are beyond the control of Envestnet. These include, among other things, the impact of competition on the business of Envestnet and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Envestnet or the industry, or in the financial markets in general.

Precedent Transactions Analysis

Morgan Stanley performed a precedent transactions analysis, which is designed to imply a value of a company based on publicly available financial terms for selected transactions based on Morgan Stanley’s professional judgment and experience.

In connection with its analysis, Morgan Stanley compared publicly available statistics for 11 transactions involving target companies in the financial technology and services sector announced between February 2015 and April 2024 with an AV of at least $500 million. Morgan Stanley deemed these transactions to be comparable based on target industry, transaction size and transaction structure.

For purposes of the analysis of the precedent transactions, Morgan Stanley calculated and analyzed, among other things, the ratio of AV to the last 12 months’ (referred to as “LTM”) Adj. EBITDA of the target company.

The metrics for each of the precedent transactions are summarized as follows:

Date Announced	Target	Acquiror	AV ($ million)	AV / LTM Adj. EBITDA
4/25/2024	AssetMark Financial Holdings, Inc.	GTCR LLC	$2,520	9.8x
2/13/2024	Atria Wealth Solutions, Inc.	LPL Financial Holdings Inc.	$805	7.9x
9/11/2023	Avantax, Inc.	Cetera Financial Group	$1,190	11.8x
10/5/2020	Avaloq Group AG	NEC Corporation	$2,240	23.7x
11/11/2019	Ladenburg Thalmann Financial Services Inc.	Advisor Group, Inc.	$1,300	12.1x
3/14/2019	PIEtech, Inc.	Envestnet	$500	24.7x
7/31/2018	Eze Software	SS&C Technologies Holdings, Inc.	$1,450	13.8x
7/20/2018	Charles River Systems, Inc.	State Street Corporation	$2,600	14.4x
4/11/2016	AssetMark, Inc	Huatai Securities Co. Ltd.	$780	19.6x
8/12/2015	SunGard	Fidelity National Information Services	$9,100	11.2x
2/2/2015	Advent Software, Inc.	SS&C Technologies Holdings, Inc.	$2,700	19.4x

Based on the analysis of the relevant metrics for each of the precedent transactions, and upon the application of its professional judgment and experience, Morgan Stanley selected a representative range of financial multiples of the precedent transactions and applied this range of multiples to the pro forma Adj. EBITDA for the 12 months ended June 30, 2024 of Envestnet under the May Projections with D&A Adjustment and No Initiatives Adjustment, which included pro forma adjustments to reflect the potential sale of the D&A Business and associated reduction in corporate expenses following such disposition as provided by Company management, as described in the section entitled “The Merger—Projections” beginning on page 66 of this Proxy Statement. Morgan Stanley, as directed by Envestnet management, assumed that the estimated net proceeds from the potential sale of the D&A Business as provided by Envestnet management is added to Envestnet’s cash balance for the calculation of equity value.

Based on the estimated number of fully diluted shares of Envestnet, as of July 8, 2024, as provided by Envestnet management and calculated using the treasury stock method, Morgan Stanley calculated the following ranges of the implied per share value of Envestnet Common Stock, rounded to the nearest $0.25:

Precedent Transactions	Envestnet Pro Forma Adj. EBITDA	Reference Range	Implied Value Per Share Range for Envestnet Common Stock
AV to LTM Adj. EBITDA	$259 million	15.0x - 17.0x	$57.75 - $66.75

Morgan Stanley noted that the Merger Consideration to be received by the holders of shares of Envestnet Common Stock pursuant to the Merger Agreement is $63.15 per share of Envestnet Common Stock.

No company or transaction utilized in the precedent transaction analysis is identical to Envestnet or the Merger. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to general business, market and financial conditions, and other matters, which are beyond the control of Envestnet. These include, among other things, the impact of competition on the business of Envestnet or the industry generally, industry growth and the absence of any adverse material change in the financial condition of Envestnet, the industry, or in the financial markets in general, which could affect the public trading value of the companies and the aggregate value and equity value of the transactions to which they are being compared.

Discounted Equity Value Analysis

Morgan Stanley performed a discounted equity value analysis, which is designed to provide insight into the potential future equity value of a company as a function of the company’s estimated future earnings. The resulting equity value is subsequently discounted to arrive at an estimate of the implied present value of such company’s potential future equity value. In connection with this analysis, Morgan Stanley calculated a range of implied present equity values per share of Envestnet Common Stock on a standalone basis based on the May Projections with D&A Adjustment and No Initiatives Adjustment as described in the section entitled “The Merger—Projections” beginning on page 66 of this Proxy Statement.

To calculate these discounted fully diluted equity values, Morgan Stanley utilized estimated pro forma Adj. EBITDA of Envestnet for 2026 under the May Projections with D&A Adjustment and No Initiatives Adjustment, which included the pro forma adjustments to reflect the potential sale of the D&A Business and associated reduction in corporate expenses following such disposition as directed by Envestnet management, as described in the section entitled “The Merger—Projections” beginning on page 66 of this Proxy Statement. Based upon the application of its professional judgment and experience, Morgan Stanley applied a range of AV to next 12 months’ (referred to as “NTM”) Adj. EBITDA (based on such multiples for the comparable companies in the public trading comparables analysis discussed above) to Envestnet’s estimated pro forma Adj. EBITDA for 2026 of $377 million in order to reach a future-implied fully diluted AV of Envestnet as of December 31, 2025. Morgan Stanley applied an AV to NTM Adj. EBITDA multiple range of 11.0x to 13.0x, to generate the undiscounted implied future fully diluted AV as of December 31, 2025. Morgan Stanley then calculated the undiscounted implied future fully diluted equity value as of December 31, 2025. In doing so, Morgan Stanley deducted estimated net debt (which took into account the estimated net proceeds from the potential sale of the D&A Business and minority investments (using the equity method or the cost method), in each case as provided by Envestnet management). Based on the estimated number of fully diluted shares of Envestnet, as of July 8, 2024, as provided by Envestnet management and calculated using the treasury stock method, Morgan Stanley calculated the undiscounted implied future fully diluted equity value per share as of December 31, 2025.

Morgan Stanley then discounted the resulting implied future fully diluted equity value per share to June 30, 2024, at a discount rate of 12.6%, which rate was selected by Morgan Stanley based on Envestnet’s estimated cost of equity, estimated using the capital asset pricing model method and utilizing a six percent (6%) market risk premium, a risk-free rate of 4.3% based on the 10-year U.S. Treasury yield as of July 9, 2024, and a 1.38 predicted beta based on the U.S. long-term predicted beta as of April 15, 2024 (which was the day immediately prior to the release of the April Press Report). The results of this analysis are listed below, each rounded to the nearest $0.25:

Discounted Equity Value	Selected AV / NTM Adj. EBITDA Range	Implied Equity Value Per Share of Envestnet Common Stock
NTM Estimated Pro Forma Adj. EBITDA as of 12/31/2025	11.0x - 13.0x	$56.00 - $66.75

Morgan Stanley noted that the Merger Consideration to be received by the holders of shares of Envestnet Common Stock pursuant to the Merger Agreement is $63.15 per share of Envestnet Common Stock.

Discounted Cash Flow Analysis

Morgan Stanley performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating the present value of the estimated future unlevered free cash flows and terminal value of such company. Morgan Stanley calculated a range of implied equity values per share of Envestnet Common Stock as of June 30, 2024, based on estimates of future unlevered free cash flows for the third and fourth quarters of 2024 and fiscal years 2025 through 2028 contained in the May Projections with D&A Adjustment and 67% Initiatives Adjustment, as described in the section entitled “The Merger—Projections” beginning on page 66 of this Proxy Statement. For the purposes of this analysis, unlevered free cash flow was calculated as pro forma Adj. EBITDA, which included the pro forma adjustments to reflect the potential sale of the D&A Business and associated reduction in corporate expenses following such disposition as directed by Envestnet management, less share-based compensation (which was treated as a cash expense for this purpose), less other cash -based expenses, less unlevered cash tax expense, less capital expenditure, plus or less change in net working capital.

The estimated unlevered free cash flows and the range of terminal values were then discounted to present value as of June 30, 2024 using mid-year discounting convention by applying a discount rate range of 10.3% to 11.9%, which was selected based on Morgan Stanley’s professional judgment and experience, to reflect Envestnet’s estimated weighted average cost of capital. Morgan Stanley calculated a range of terminal values for Envestnet based on a LTM Adj. EBITDA exit multiple range of 12.0x to 14.0x indicating an implied PGR of 6.2% to 7.1%, which was selected based on Morgan Stanley’s professional judgment and experience.

To calculate the implied equity value from the discounted cash flow analysis, Morgan Stanley then adjusted the discounted value of unlevered free cash flows and terminal value by subtracting gross debt of Envestnet as of June 30, 2024 of $893 million, adding estimated cash as of June 30, 2024 of $99 million, adding the value of minority investments (using the equity method or the cost method) as of June 30, 2024 of $108 million, as provided by Envestnet management, and adding the estimated net proceeds from the potential sale of the D&A Business as provided by Envestnet management. For purposes of the estimated cash balance as of June 30, 2024, Morgan Stanley, as directed by Envestnet management, used a preliminary cash balance as of June 30, 2024 of $99 million provided by Envestnet management, which reflected a downward adjustment to an estimated cash balance of $122 million as of June 30, 2024 by approximately $23 million to account for a temporary increase in cash due to timing of working capital changes. The implied equity values per share is based on the estimated number of fully diluted shares of Envestnet Common Stock, as of July 8, 2024, as provided by Envestnet’s management and calculated using the treasury stock method.

This analysis indicated a range of implied equity values per share of Envestnet Common Stock of $62.75 to $78.50, each rounded to the nearest $0.25. Morgan Stanley noted that the Merger Consideration to be received by the holders of shares of Envestnet Common Stock pursuant to the Merger Agreement is $63.15 per share of Envestnet Common Stock.

Other Information

Morgan Stanley observed additional factors that were not considered part of Morgan Stanley’s financial analysis with respect to its opinion but were noted as reference data for the Board.

Illustrative Leveraged Buyout Analysis

For reference purposes only, Morgan Stanley performed an illustrative leveraged buyout analysis to determine the prices at which a financial sponsor might effect a leveraged buyout of Envestnet. Morgan Stanley assumed a transaction date of December 31, 2024 and a ratio of total debt to LTM Adj. EBITDA at the transaction date of 5.5x, which multiple was selected based on Morgan Stanley’s professional judgment and taking into consideration, among other things, Envestnet’s potential debt capacity and the corresponding leverage ratio implied in the Merger. In order to approximate a three- to five-year investment period commonly expected by a financial sponsor, Morgan Stanley assumed a subsequent exit transaction by the financial sponsor on December 31, 2028 with a valuation of the Company realized by the financial sponsor in such subsequent exit transaction based on a LTM Adj. EBITDA exit multiple range of 12.0x to 14.0x, which was selected based on Morgan Stanley’s professional judgment and experience. In preparing its analysis, Morgan Stanley relied upon the May Projections with D&A Adjustment and No Initiatives Adjustment, which included pro forma adjustments for the potential sale of the D&A Business and associated reduction in corporate expenses following such disposition as provided by Envestnet management, as described in the section entitled “The Merger—Projections” beginning on page 66 of this Proxy Statement. The implied acquisition price per share paid by the financial sponsor was based on a target range of internal rates of return for the financial sponsor of 17.5% to 22.5%, which range was selected based on Morgan Stanley’s professional judgment and taking into consideration, among other things, Morgan Stanley’s general knowledge as to targeted internal rates of return for financial sponsors in transactions similar to the Merger (without reference to specific precedent transactions). The approximate per share equity value range of Envestnet Common Stock implied by the illustrative leveraged buyout analysis based on the May Projections with D&A Adjustment and No Initiatives Adjustment is $50.00 to $65.75, rounded to the nearest $0.25.

Morgan Stanley noted that the illustrative leveraged buyout prices were presented for reference purposes only and were not relied upon for valuation purposes.

Historical Trading Prices

For reference purposes only, Morgan Stanley reviewed the historical trading ranges of shares of Envestnet Common Stock over the 52-week period ended on April 15, 2024 (which was the day immediately prior to the release of the April Press Report). Morgan Stanley noted that, for the 52-week period ended on April 15, 2024, the low and high close trading prices for shares of Envestnet Common Stock were as follows:

	Low	High
Envestnet	$33.55	$66.31

Morgan Stanley noted that the historical trading prices were presented for reference purposes only and were not relied upon for valuation purposes.

Equity Research Analysts’ Price Targets

For reference purposes only, Morgan Stanley reviewed the price targets for shares of Envestnet Common Stock prepared and published by seven equity research analysts as of July 9, 2024 and noted the range, each rounded to the nearest $0.25, was $56.00 per share to $78.00 per share. These forward price targets generally reflected each analyst’s estimate of the 12-month future public market trading price of shares of Envestnet Common Stock. Morgan Stanley then discounted such price targets to present value, for a one-year discount period, using a discount rate of 12.6% for Envestnet, to arrive at a range of $49.75 per share to $69.25 per share. The 12.6% discount rate was selected by Morgan Stanley based on Envestnet’s estimated cost of equity, estimated using the capital asset pricing model method and utilizing a six percent (6%) market risk premium, a risk-free rate of 4.3% based on the 10-year U.S. Treasury yield as of July 9, 2024, and a 1.38 predicted beta based on the U.S. long-term predicted beta as of April 15, 2024 (which was the day immediately prior to the release of the April Press Report).

The price targets published by equity research analysts do not necessarily reflect current market trading prices for shares of Envestnet Common Stock and these estimates are subject to uncertainties, including the future financial performance of Envestnet and future financial market conditions.

Morgan Stanley noted that the equity research analysts’ price targets were presented for reference purposes only and were not relied upon for valuation purposes.

General

In connection with the review of the Merger Agreement and the transactions contemplated thereby by the Board, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor that it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all of the analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of Envestnet. In performing its analyses, Morgan Stanley made numerous judgments and assumptions with regard to industry performance, general business, regulatory, economic, market and financial conditions, and other matters, many of which are beyond the control of Envestnet. These include, among other things, the impact of competition on the business of Envestnet and the industry generally, industry growth and the absence of any material adverse change in the financial condition and prospects of Envestnet or the industry, or in the financial markets in general. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness, from a financial point of view, to the holders of the shares of Envestnet Common Stock (other than the holders of Excluded Shares or holders who are Parent Financing Sources or their affiliates) of the Merger Consideration pursuant to the Merger Agreement and in connection with the rendering of its oral opinion, subsequently confirmed by delivery of a written opinion, dated July 11, 2024, to the Board. These analyses do not purport to be appraisals or to reflect the prices at which shares of Envestnet Common Stock might actually trade following the consummation of the Merger or at any time.

The Merger Consideration to be received by holders of shares of Envestnet Common Stock pursuant to the Merger Agreement was determined by Envestnet and Parent through arm’s-length negotiations between Envestnet and Parent and was approved by the Board. Morgan Stanley provided advice to Envestnet during these negotiations. Morgan Stanley did not, however, recommend any specific merger consideration to Envestnet or the Board or opine that any specific merger consideration constituted the only appropriate merger consideration for the Merger. Morgan Stanley’s opinion did not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. In addition, Morgan Stanley expressed no opinion or recommendation to any holder of shares of Envestnet Common Stock as to how such holder should vote at the Special Meeting, or whether to take any other action with respect to the Merger.

Morgan Stanley’s opinion and its presentation to the Board was one of many factors taken into consideration by the Board in deciding to consider, approve and declare the advisability of the Merger Agreement and the transactions contemplated thereby and to recommend the approval of the Merger by holders of shares of Envestnet Common Stock. Consequently, the analyses described above should not be viewed as determinative of the opinion of the Board with respect to the Merger Consideration pursuant to the Merger Agreement or of whether the Board would have been willing to agree to different merger consideration.

Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with Morgan Stanley’s customary practice.

Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Parent, Envestnet, Bain Capital, LP and certain of its majority-owned affiliates (collectively, the “Bain Related Entities”), BlackRock, Inc. and certain of its majority-owned affiliates (collectively, the “BlackRock Related Entities”), FMR LLC, Franklin Resources Inc., Ares Capital Management LLC and certain of its majority-owned affiliates (collectively the “Ares Related Entities”), State Street Corporation, Norwest Venture Partners and certain of its majority-owned affiliates (collectively the “Norwest Related Entities”) and Reverence Capital Partners and certain of its majority-owned affiliates (collectively the “Reverence Related Entities”) (the foregoing entities (other than the Parent and Envestnet) collectively are referred to as the “Parent Financing Sources”) or their respective affiliates or any other company, or any currency or commodity, that may be involved in the Merger, or any related derivative instrument. In addition, Morgan Stanley, its affiliates, directors or officers, including individuals working with Envestnet in connection with the Merger, may have committed and may commit in the future to invest in private equity funds managed by the Bain Related Entities, the other Parent Financing Sources or their respective affiliates, or in affiliates of Morgan Stanley that may hold direct equity and/or partnership interests in private equity funds managed by the Bain Related Entities, the other Parent Financing Sources or their respective affiliates.

Under the terms of its engagement letter, Morgan Stanley provided the Board with financial advisory services and a financial opinion described in this section and attached as Annex B to this Proxy Statement in connection with the Merger. Envestnet has agreed to pay Morgan Stanley for its services in connection with the Merger an aggregate fee, a significant portion of which is contingent upon the closing of the Merger, which is estimated, as of the date of this Proxy Statement, to be approximately $50 million (which we refer to as the “Morgan Stanley Transaction Fee”), $3 million of which was payable upon the rendering of a financial opinion to the Board, which will be credited against the Morgan Stanley Transaction Fee payable if the Merger is consummated. Envestnet has also agreed to reimburse Morgan Stanley for its reasonable expenses, including fees of outside counsel and other professional advisors, incurred in connection with its engagement. In addition, Envestnet has agreed to indemnify Morgan Stanley and its affiliates, their respective officers, directors, employees, advisors and agents and each other person, if any, controlling Morgan Stanley or any of its affiliates against certain losses, claims, damages and liabilities relating to or arising out of or in connection with Morgan Stanley’s engagement.

In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley and its affiliates provided financial advisory and financing services to Envestnet and received aggregate fees of approximately between $5 million and $6 million for such services. In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley and its affiliates (i) provided financial advisory and financing services for the Bain Related Entities and received aggregate fees of approximately between $30 million and $50 million for such services, (ii) provided financial advisory and financing services for BlackRock Related Entities and received aggregate fees of approximately between $5 million and $15 million for such services, (iii) provided financial advisory and financing services for FMR LLC and received aggregate fees of approximately between $2 million and $5 million for such services, (iv) provided financial advisory and financing services for Franklin Resources Inc. and received aggregate fees of approximately between $2 million and $5 million for such services, (v) provided financing services for Ares Related Entities and received aggregate fees of approximately between $10 million and $20 million for such services, (vi) provided financing services for State Street and received aggregate fees of approximately between $2 million and $5 million for such services, (vii) provided financing services for Norwest Related Entities and received aggregate fees of less than $2 million for such services, and (viii) provided financing services for Reverence Related Entities and received aggregate fees of less than $2 million for such services. As of the date of Morgan Stanley’s opinion, Morgan Stanley has been engaged for certain financial advisory services for Bain Related Entities and for a financing assignment for Ares Related Entities, in each case unrelated to the Merger, for which Morgan Stanley expects to receive customary fees if such transactions are completed. Morgan Stanley expects that such fees from the Bain Related Entities would be significantly more, in the aggregate, than the fees Morgan Stanley would receive from Envestnet in the Merger. Morgan Stanley expects that such fees from Ares Related Entities would be significantly less than the fees Morgan Stanley would receive from Envestnet in the Merger. Morgan Stanley may also seek to provide financial advisory and financing services to the Parent, Envestnet, the Bain Related Entities, the other Parent Financing Sources and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

As of the date of Morgan Stanley’s opinion, Morgan Stanley held an aggregate interest of between five percent (5%) and six percent (6%) in shares of Envestnet Common Stock, between zero percent (0%) and three percent (3%) in the common stock of certain Bain Related Entities, between ten percent (10%) and fifteen percent (15%) in the common stock of Canada Goose Holdings Inc., a publicly traded Bain Related Entity, between one percent (1%) and three percent (3%) in the common stock of certain Blackrock Related Entities, between one percent (1%) and two percent (2%) in the common stock of Ares Related Entities, between one percent (1%) and two percent (2%) in the common stock of State Street, less than one percent (1%) in the common stock of Franklin Resources Inc., and less than one percent (1%) in the common stock of certain Norwest Related Entities, which interests were held in connection with Morgan Stanley’s (i) investment management business, (ii) wealth management business, including client discretionary accounts or (iii) ordinary course trading activities, including hedging activities.

In addition, Morgan Stanley is a counterparty to Envestnet with respect to a capped call transaction entered into by Envestnet in connection with Envestnet’s issuance of its convertible notes due in 2027. The consummation of the Merger may result in the unwind of such derivative transaction and Envestnet or Morgan Stanley may be entitled to receive a net payment, in an amount to be calculated at the time of closing of the Merger.

Projections

Other than providing near term guidance in connection with its ordinary course earnings announcements, the Company does not, as a matter of course, make public projections as to future performance, earnings or other results due to, among other reasons, the inherent unpredictability of projections and their underlying assumptions and estimates, especially over longer periods of time. Although Company management periodically prepares, and the Board periodically evaluates, prospective financial information concerning its future performance as part of its annual financial planning process, Company management does not produce long-range financial projections in the ordinary course. Despite this general practice, in connection with the Board’s evaluation of strategic alternatives, including the continued execution of the Company’s strategy as a stand-alone public company or the possible sale of the Company to a third party, including pursuant to the Merger, Company management prepared certain non-public, unaudited prospective financial information with respect to fiscal years 2024 through 2028 (which we refer to generally as “long-range projections”) at the request of the Board.

Preliminary Draft Projections

As further described in the section entitled “The Merger—Background of the Merger” beginning on page 36 of this Proxy Statement, Company management did not produce long-range financial projections in the ordinary course and, at the time the Board received the March Bain Proposal, the Company did not have any such long-range projections to provide to Morgan Stanley on which Morgan Stanley could perform preliminary financial analyses. As such, at the Board’s April 3, 2024 meeting, the Board directed Company management to prepare such long-range projections.

Company management prepared and reviewed with the Board initial preliminary draft long-range projections at the Board’s April 17, 2024 meeting (the “Preliminary Draft Projections”) which, due to the limited time available, were prepared by taking the 2024 annual budget that was approved by the Board as part of the Company’s annual planning cycle and updating the asset-based revenue for market values as of the end of the first quarter of 2024, then using a range of organic growth rate and profit margin assumptions for the forecast period, as well as other assumptions.

The Preliminary Draft Projections were not approved by the Board for use and reliance by Morgan Stanley in performing its financial analyses relating to the rendering of its fairness opinion, and the Management Projections (as defined below) were the only financial projections with respect to the Company used by Morgan Stanley in performing such financial analyses. However, the Preliminary Draft Projections were approved for use and reliance by Morgan Stanley in connection with certain ongoing preliminary financial analyses as described in the section entitled “The Merger—Background of the Merger” on page 36 of this Proxy Statement.

Management Projections

Based on feedback provided by the Board at the Board’s April 17, 2024 meeting and at subsequent meetings of the Board and in other discussions, Company management developed long-range projections for the Company, which were further revised to reflect developments in the Company’s business and the on-going process to divest the D&A Business.

A version of the long-range projections was discussed in detail at the Board’s May 30, 2024 meeting, as described in the section entitled “The Merger—Background of the Merger” beginning on page 36 of this Proxy Statement, (the “May Projections”). The May Projections reflected the following changes, among others, from the Preliminary Draft Projections: (i) actual results of the full first quarter of 2024, (ii) the inclusion of new initiatives of the Company and the revenue that would be contributed thereby which included an initial view on the probability of achieving the financial results forecasted to be generated by such new initiatives (the “New Initiatives Forecast”), (iii) updated forecasts with respect to the D&A Business (prior to the Company receiving the “round two” proposals for the D&A Business on June 12, 2024, as discussed in the section entitled “The Merger—Background of the Merger” beginning on page 36 of this Proxy Statement), (iv) a four percent (4%) market growth rate for asset-based revenue over the forecast period, based on discussion with and feedback from the Board, (v) forecasts with respect to stock-based compensation based on business segment and (vi) the Company’s strategic minority investments carried on its balance sheet. The May Projections were prepared by Company management and approved by the Board at the Board’s May 30, 2024 meeting for use and reliance by Morgan Stanley in connection with its ongoing financial analyses.

Following the Board’s May 30, 2024 meeting, Company management further reviewed the status of the Company’s new initiatives and the assumptions in the May Projections with respect to the probability of achieving the New Initiatives Forecast, and determined, and discussed with the Board at the Board’s June 21, 2024 meeting, that its best then-currently available estimate was to make an additional sixty-seven percent (67%) probability weighting of achieving the New Initiatives Forecast.

Following the Board’s June 21, 2024 meeting, and to incorporate the most recent views of Company management, to reflect the foregoing, Company management, at the direction of the Board, directed Morgan

Stanley to use and rely on the May Projections, with such additional adjustments and assumptions as follows, in connection with its financial analysis and the opinion that Morgan Stanley rendered in connection with the Merger as described in the section entitled “The Merger—Opinion of Morgan Stanley” beginning on page 56 of this Proxy Statement:

(i)

for the purposes of public trading comparables analysis, to use the May Projections without any further adjustment, and, in addition to the Management Projections, the Street Projections (as defined in the section entitled “The Merger—Opinion of Morgan Stanley” beginning on page 56 of this Proxy Statement) would also be used as a basis for this analysis. The Street Projections did not reflect (a) the sale of the D&A Business or (b) a further probability weighting of achieving the New Initiatives Forecast. That is substantially the same basis on which the May Projections were created. Therefore, to allow for a like-for-like comparison between the analysis based on the Management Projections and the Street Projections, no adjustment was made to the May Projections;

(ii)

for the purposes of the precedent transactions analysis, (a) to include pro forma adjustments to reflect potential sale of the D&A Business and the associated reduction in corporate expenses following such disposition in the long-term projections based on the net proceeds in the “round two” proposals and negotiations with bidders for the D&A Business (the “D&A Adjustment”), as it reflected the best then-currently available view of Company management and (b) to make no further probability weighting of the New Initiatives Forecast (“No Initiatives Adjustment” and the May Projections adjusted to reflect the D&A Adjustment and No Initiatives Adjustment, the “May Projections with D&A Adjustment and No Initiatives Adjustment”), as the forecast period was backwards looking for the 12-months preceding June 30, 2024 and the revenue contribution of the new business initiatives was $0 in such period;

(iii)

for the purposes of the discounted equity analysis, to use May Projections with D&A Adjustment and No Initiatives Adjustment, which (a) included pro forma adjustments to reflect the D&A Adjustment, as it reflected the best then-currently available view of Company management and (b) reflected the No Initiatives Adjustment;

(iv)

for the purposes of the discounted cash flow analysis, (a) to include pro forma adjustments to reflect the D&A Adjustment, which reflected the best then-currently available view of Company management, and (b) to make a further sixty-seven percent (67%) probability weighting of the New Initiatives Forecast, which reflected the best then-currently available estimate of Company management as to the expected probability of achieving the New Initiatives Forecast, reflecting, among other things, the fact that the Company had not achieved any revenue in respect of such new initiatives at that time (the “67% Initiatives Adjustment” and the May Projections adjusted to reflect the D&A Adjustment and 67% Initiatives Adjustment, the “May Projections with D&A Adjustment and 67% Initiatives Adjustment”); and

(v)

for the purposes of the leveraged buyout analysis, which would be presented for reference purposes only and would not be relied upon for valuation purposes, based on the May Projections with D&A Adjustment and No Initiatives Adjustment, i.e., adjusted to (a) reflect the D&A Adjustment, which reflected the best then-currently available view of Company management and (b) reflect the No Initiatives Adjustment, as the purpose of this analysis was to show the maximum amount that a potential financial sponsor might be prepared to pay for the Company and as such should reflect the most positive reasonable view of the Company, rather than the Company management’s best then-currently available estimate as to the expected probability of achieving the New Initiatives Forecast.

The May Projections, the May Projections with D&A Adjustment and 67% Initiatives Adjustment and the May Projections with D&A Adjustment and No Initiatives Adjustment, collectively are referred to as the “Management Projections” (together with the Preliminary Draft Projections, the “Long-Range Projections”), which were approved by the Board for use and reliance by Morgan Stanley in connection with its financial analyses and fairness opinion as described in the section entitled “The Merger—Background of the Merger” beginning on page 36 of this Proxy Statement.

Cautionary Note About the Long-Term Projections

The Long-Range Projections were not prepared with a view toward public disclosure and the summary thereof is not being included in this Proxy Statement to influence a stockholder’s decision with respect to the Merger, including whether to vote in favor of the Merger Proposal or any other proposals to be voted on at the Special Meeting and whether or not to seek appraisal rights with respect to their shares of Envestnet Common Stock in connection with the Merger. The Long-Range Projections may differ from published analyst estimates and forecasts.

The Long-Range Projections were not prepared with a view toward complying and do not necessarily comply with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or generally accepted accounting principles (“GAAP”) (and do not include footnote disclosures as may be required by GAAP). The Long-Range Projections included in this Proxy Statement have been prepared by, and are the responsibility of, the Company’s management. Neither KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, nor any other audit firm has audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the Long-Range Projections and, accordingly, neither KPMG nor any other audit firm has expressed an opinion or any other form of assurance with respect thereto. The KPMG report included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which is incorporated by reference in this Proxy Statement, relates to the Company’s historical financial information and does not extend to the Long-Range Projections and should not be read to do so.

The Long-Range Projections, while presented with numerical specificity, necessarily were based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of the Company management. For example, most of the Company’s revenue is currently and is expected to remain a variable percentage of assets managed or administered on its platform which are by their nature sensitive to overall changes in asset prices in the overall capital markets. Because the Long-Range Projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The assumptions upon which the Long-Range Projections were based necessarily involve judgments with respect to, among other things, future economic, competitive and financial market conditions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control, including general economic conditions, competition and the risks discussed in this Proxy Statement under the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 26 of this Proxy Statement. The Long-Range Projections also reflect the assumptions as to certain business decisions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for the Company’s business, competitive environment, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the Long-Range Projections were prepared. In addition, the Long-Range Projections might be affected by the Company’s ability to achieve proposed initiatives, objectives and targets over the applicable periods.

The Long-Range Projections treat the Company on a stand-alone basis and without giving effect to, and as if the Company never contemplated, the Merger, including the impact of negotiating or executing the Merger Agreement, the expenses that may be incurred in connection with consummating the Merger, the effect of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed or the effect of any business or strategic decisions or actions which would likely have been taken if the Merger Agreement had not been executed but which were instead altered, accelerated, postponed or not taken in anticipation of the Merger.

There can be no assurance that the Long-Range Projections will be realized, and actual results may vary materially from those shown. The inclusion of the Long-Range Projections in this Proxy Statement should not be regarded as an indication that the Company or any of its affiliates, advisors, officers, directors or representatives considered or consider the Long-Range Projections to be predictive of actual future events or events that have occurred since the date of such forecasts, and the Long-Range Projections should not be relied upon as such. The Company has not updated the Long-Range Projections to reflect Company management’s current views of the

Company or the Company’s future financial performance and the Long-Range Projections should not be treated as guidance with respect to the projected results for any period. Neither the Company nor any of its affiliates, advisors, officers, directors or representatives can give any assurance that actual results will not differ materially from the Long-Range Projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the Long-Range Projections to reflect circumstances existing after the date the Long-Range Projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Long-Range Projections are shown to be in error. The Company does not intend to make publicly available any update or other revision to the Long-Range Projections, except as otherwise required by law, and neither the Company, Bain nor, after the consummation of the Merger, the Surviving Company, undertakes any obligation or otherwise to revise the Long-Range Projections after the date hereof, except to the extent required by law. Neither the Company, Bain, nor any of their respective affiliates, advisors, officers, directors or representatives has made or makes any representation to any stockholder of the Company or other person regarding the ultimate performance of the Company compared to the information contained in the Long-Range Projections or that the Long-Range Projections will be achieved. The Company has made no representation to Bain, Morgan Stanley or their respective affiliates, in the Merger Agreement or otherwise, concerning the Long-Range Projections. The Long-Range Projections are forward-looking statements, and are expressly qualified in their entirety by the risks and uncertainties identified above and in the cautionary statements contained in the Company’s Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available on the SEC’s website at www.sec.gov.

Certain of the Long-Range Projections (including Adjusted EBITDA and Unlevered Free Cash Flow) are or may be considered non-GAAP financial measures. The non-GAAP financial measures used in the Management Projections were relied upon by the Board in connection with its evaluation of the Merger and, at the direction of the Board, by Morgan Stanley in connection with its financial analysis and the opinion that Morgan Stanley rendered in connection with the Merger as described in the section entitled “The Merger—Opinion of Morgan Stanley” beginning on page 56 of this Proxy Statement. There are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. No reconciliation of non-GAAP financial measures in the Long-Range Projections to GAAP measures was created or used in connection with preparing the Long-Range Projections and no such reconciliation of non-GAAP financial measures in the Long-Range Projections to GAAP measures was relied upon by the Board in connection with its evaluation of the Merger, or by Morgan Stanley in connection with its financial analysis and the opinion that Morgan Stanley rendered in connection with the Merger as described in the section entitled “The Merger—Opinion of Morgan Stanley” beginning on page 56 of this Proxy Statement.

In light of the foregoing factors and the uncertainties inherent in the Long-Range Projections, stockholders are cautioned not to place undue, if any, reliance on the Long-Range Projections. Neither the Company, Bain nor any of their respective affiliates, advisors, or representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the information contained in the Long-Range Projections.

A summary of the Preliminary Draft Projections and the Management Projections are presented below, with all figures presented in millions and rounded to the nearest million. The following summaries are not included in this Proxy Statement to induce any Company stockholder to vote in favor of approving the Merger Proposal or any other proposals to be voted on at the Special Meeting.

Preliminary Draft Projections

The following tables summarizing the Preliminary Draft Projections include the unaudited prospective Unlevered Free Cash Flows of the Company as arithmetically derived by Morgan Stanley based on the Preliminary Draft Projections and assumptions provided by Company management. Neither the Preliminary Draft Projections nor the Unlevered Free Cash Flows derived therefrom were approved by the Board for reliance upon and use by Morgan Stanley in the rendering its fairness opinion to the Board or in performing its financial analysis in connection therewith. Morgan Stanley did not rely upon or use the Preliminary Draft Projections and the Unlevered Free Cash Flows derived therefrom in the rendering its fairness opinion to the Board or in performing its financial analysis in connection therewith. However, the Preliminary Draft Projections were approved for use and reliance by Morgan Stanley in connection with certain ongoing preliminary financial analyses as described in the section entitled “The Merger—Background of the Merger” on page 36 of this Proxy Statement.

3% Market Growth Scenario:

(amounts in millions)	FY 2024E	FY2025E	FY2026E	FY2027E	FY2028E
Gross Revenue	$1,375	$1,468	$1,618	$1,779	$1,962
Adjusted EBITDA(1)	$313	$351	$407	$460	$520
Capital Expenditures and Capitalized Software	$(85)	$(87)	$(88)	$(92)	$(96)
Unlevered Free Cash Flow(2)(3)	$77	$118	$159	$185	$220

4% Market Growth Scenario:

(amounts in millions)	FY 2024E	FY2025E	FY2026E	FY2027E	FY2028E
Gross Revenue	$1,377	$1478	$1,639	$1,813	$2,012
Adjusted EBITDA(1)	$314	$355	$415	$473	$520
Capital Expenditures and Capitalized Software	$(85)	$(87)	$(88)	$(92)	$(96)
Unlevered Free Cash Flow(2)(3)	$77	$121	$164	$195	$233

5% Market Growth Scenario:

(amounts in millions)	FY 2024E	FY2025E	FY2026E	FY2027E	FY2028E
Gross Revenue	$1,379	$1,489	$1,660	$1,847	$2,063
Adjusted EBITDA(1)	$314	$360	$424	$487	$561
Capital Expenditures and Capitalized Software	$(85)	$(87)	$(88)	$(92)	$(96)
Unlevered Free Cash Flow(2)(3)	$78	$124	$170	$204	$247

(1)

Adjusted EBITDA represents net income (loss) before deferred revenue fair value adjustment, interest income, interest expense, income tax provision, depreciation and amortization, goodwill impairment, gain on deconsolidation, non-cash compensation expense, restructuring charges and transaction costs, severance expense, litigation, regulatory and other governance related expenses, foreign currency, non-income tax expense adjustment, fair market value adjustments to investments in private companies, (gain) loss from equity method investments and loss attributable to non-controlling interest. Adjusted EBITDA is a non-GAAP measure, and is not intended to represent, or to be used, as a substitute for net income (loss) as a measure of operating performance. Other companies may calculate this non-GAAP measure differently than Envestnet, which limits comparability between companies.

(2)	Assumed tax rate of 25.5%.
(3)

Unlevered Free Cash Flow is calculated as Adjusted EBITDA less (i) depreciation and amortization, stock-based compensation expense, restructuring charges and transaction costs, severance expense, litigation, regulatory and other governance related expenses, less (ii) tax expense, plus (iii) depreciation and amortization, less (iv) capital expenditures and capitalization of internally developed software, plus or less (v) change in net working capital. Unlevered Free Cash Flow is a non-GAAP measure, and is not intended to represent, or to be used, as a substitute for net cash provided by operating activities as a measure of liquidity. Other companies may calculate this non-GAAP measure differently, which limits comparability between companies.

Management Projections

The following tables summarizing the Management Projections reflect in (i) the May Projections with D&A Adjustment and 67% Initiatives Adjustment, an additional sixty-seven percent (67%) probability weighting of achieving the New Initiatives Forecast and (ii) the May Projections with D&A Adjustment and 67% Initiatives Adjustment and the May Projections with D&A Adjustment and No Initiatives Adjustment, the unaudited prospective Unlevered Free Cash Flows of the Company, in the case of each of (i) and (ii), as arithmetically derived by Morgan Stanley based on the May Projections and assumptions provided by Company management, which derivations were approved by the Board for reliance upon and use by Morgan Stanley in the rendering its fairness opinion to the Board and in performing its financial analysis in connection therewith. Morgan Stanley did not derive unaudited prospective Unlevered Free Cash Flows of the Company based on the May Projections other than as summarized in the following tables entitled “May Projections with D&A Adjustment and 67% Initiatives Adjustment” and the “May Projections with D&A Adjustment and No Initiatives Adjustment.”

May Projections:

(amounts in millions)	FY 2024E	FY 2025E	FY 2026E	FY 2027E	FY 2028E
Gross Revenue	$1,375	$1,495	$1,691	$1,920	$2,189
Adjusted EBITDA(1)	$311	$355	$426	$519	$625
Capital Expenditures and Capitalized Software	$(85)	$(84)	$(88)	$(92)	$(96)

(1)

Adjusted EBITDA represents net income (loss) before deferred revenue fair value adjustment, interest income, interest expense, income tax provision, depreciation and amortization, goodwill impairment, gain on deconsolidation, non-cash compensation expense, restructuring charges and transaction costs, severance expense, litigation, regulatory and other governance related expenses, foreign currency, non-income tax expense adjustment, fair market value adjustments to investments in private companies, (gain) loss from equity method investments and loss attributable to non-controlling interest. Adjusted EBITDA is a non-GAAP measure, and is not intended to represent, or to be used, as a substitute for net income (loss) as a measure of operating performance. Other companies may calculate this non-GAAP measure differently than Envestnet, which limits comparability between companies.

May Projections with D&A Adjustment and 67% Initiatives Adjustment:

(amounts in millions)	Six months ending December 31, 2024E	FY 2025E	FY 2026E	FY 2027E	FY 2028E
Gross Revenue	$624	$1,326	$1,486	$1,670	$1,883
Adjusted EBITDA(1)	$147	$321	$373	$435	$503
Capital Expenditures and Capitalized Software	$(29)	$(65)	$(68)	$(71)	$(74)
Unlevered Free Cash Flow(2)(3)	$48	$114	$149	$180	$218

(1)

Adjusted EBITDA represents net income (loss) before deferred revenue fair value adjustment, interest income, interest expense, income tax provision, depreciation and amortization, goodwill impairment, gain on deconsolidation, non-cash compensation expense, restructuring charges and transaction costs, severance expense, litigation, regulatory and other governance related expenses, foreign currency, non-income tax expense adjustment, fair market value adjustments to investments in private companies, (gain) loss from equity method investments and loss attributable to non-controlling interest. Adjusted EBITDA is a non-GAAP measure, and is not intended to represent, or to be used, as a substitute for net income (loss) as a measure of operating performance. Other companies may calculate this non-GAAP measure differently than Envestnet, which limits comparability between companies.

(2)	Assumed tax rate of 25.5%.

(3)

Unlevered Free Cash Flow is calculated as Adjusted EBITDA less (i) depreciation and amortization, stock-based compensation expense, restructuring charges and transaction costs, severance expense, litigation, regulatory and other governance related expenses, less (ii) tax expense, plus (iii) depreciation and amortization, less (iv) capital expenditures and capitalization of internally developed software, plus or less (v) change in net working capital. Unlevered Free Cash Flow is a non-GAAP measure, and is not intended to represent, or to be used, as a substitute for net cash provided by operating activities as a measure of liquidity. Other companies may calculate this non-GAAP measure differently, which limits comparability between companies.

May Projections with D&A Adjustment and No Initiatives Adjustment:

(amounts in millions)	Six months ending December 31, 2024E	FY 2025E	FY 2026E	FY 2027E	FY 2028E
Gross Revenue	$624	$1,330	$1,501	$1,703	$1,940
Adjusted EBITDA(1)	$147	$320	$377	$447	$529
Capital Expenditures and Capitalized Software	$(29)	$(65)	$(68)	$(72)	$(75)
Unlevered Free Cash Flow(2)(3)	$48	$113	$150	$187	$234

(1)

Adjusted EBITDA represents net income (loss) before deferred revenue fair value adjustment, interest income, interest expense, income tax provision, depreciation and amortization, goodwill impairment, gain on deconsolidation, non-cash compensation expense, restructuring charges and transaction costs, severance expense, litigation, regulatory and other governance related expenses, foreign currency, non-income tax expense adjustment, fair market value adjustments to investments in private companies, (gain) loss from equity method investments and loss attributable to non-controlling interest. Adjusted EBITDA is a non-GAAP measure, and is not intended to represent, or to be used, as a substitute for net income (loss) as a measure of operating performance. Other companies may calculate this non-GAAP measure differently than Envestnet, which limits comparability between companies.

(2)	Assumed tax rate of 25.5%.
(3)

Unlevered Free Cash Flow is calculated as Adjusted EBITDA less (i) depreciation and amortization, stock-based compensation expense, restructuring charges and transaction costs, severance expense, litigation, regulatory and other governance related expenses, less (ii) tax expense, plus (iii) depreciation and amortization, less (iv) capital expenditures and capitalization of internally developed software, plus or less (v) change in net working capital. Unlevered Free Cash Flow is a non-GAAP measure, and is not intended to represent, or to be used, as a substitute for net cash provided by operating activities as a measure of liquidity. Other companies may calculate this non-GAAP measure differently, which limits comparability between companies.

The Long-Range Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company incorporated by reference into this Proxy Statement.

Interests of the Directors and Executive Officers of Envestnet in the Merger

When considering the recommendation of the Board that you vote to approve the Merger Proposal, you should be aware that directors and executive officers of Envestnet may have interests in the Merger that are or may be different from, or in addition to, your interests as a Company stockholder. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement, in approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be adopted by Company stockholders. These interests include the following:

•	the conversion of unvested Company RSUs and Company PSUs held by the directors and executive officers of Envestnet into RSU Deferred Cash Awards and PSU Deferred Cash Awards at the Effective Time;

•	the acceleration and cash out of Company Options held by the directors and executive officers of Envestnet at the Effective Time;

•

the entitlement of each of the executive officers of Envestnet to receive severance payments and benefits under any preexisting employment agreement upon a termination of employment in certain circumstances;

•	the entitlement of certain executive officers of Envestnet to receive retention awards in connection with the Merger; and

•	the continued indemnification and directors’ and officers’ liability insurance to be provided by the Surviving Company.

If the Merger Proposal is approved by Company stockholders, the shares of Envestnet Common Stock held by the directors and executive officers of Envestnet will be treated in the same manner as outstanding shares of Envestnet Common Stock held by all other Company stockholders entitled to receive the Merger Consideration.

Envestnet’s executive officers included in the summary below, all of whom, except Mr. Fox, were named executive officers during Envestnet’s fiscal year 2023, are:

•	James Fox — Interim Chief Executive Officer;

•	Joshua Warren — Chief Financial Officer;

•	Shelly O’Brien — Chief Legal Officer, General Counsel and Corporate Secretary;

•	William Crager — Senior Advisor to the Interim Chief Executive Officer; Former Chief Executive; Officer; and

•	Peter D’Arrigo — Former Chief Financial Officer

Although Peter D’Arrigo, Envestnet’s former Chief Financial Officer, is no longer an executive officer of Envestnet as of the date of this filing, he served as an executive officer for a period of time during fiscal year 2023 and, therefore, is included in the summary below.

For purposes of this disclosure, Envestnet’s non-employee directors are:

•	Luis A. Aguilar

•	Gayle Crowell

•	Valerie Mosley

•	Gregory Smith

•	Barbara Turner

•	Lauren Taylor Wolfe

James Fox Second Amendment to Interim CEO Agreement

James Fox has been serving as Envestnet’s Interim Chief Executive Officer under an Interim Executive Agreement with Envestnet and its subsidiary, Envestnet Financial Technologies, Inc. (“EFT”), dated as of January 7, 2024, and amended as of March 14, 2024 (as amended, the “Interim CEO Agreement”). The Interim CEO Agreement provided for an initial six-month term, which may be extended for additional one-month periods at Envestnet’s discretion. Additionally, the Interim CEO Agreement provided Mr. Fox with a salary of $350,000 per month, of which twenty-five percent (25%) is paid in cash and the remainder of which is deferred and be paid in shares of Envestnet Common Stock, subject to vesting and to be delivered promptly following the end of the term of the Interim CEO Agreement, which vesting conditions were waived in connection with entering into the Merger Agreement. Mr. Fox has vested but deferred Envestnet Common Stock worth $1,575,000 as of the date hereof.

In connection with entering into the Merger Agreement, on July 11, 2024, Envestnet, EFT and Mr. Fox entered into a second amendment to the Interim CEO Agreement that provides that, effective as of the date of such amendment: (i) Mr. Fox’s salary will be paid in one hundred percent (100%) cash (in lieu of cash and shares of Envestnet Common Stock) and (ii) the term of the Interim CEO Agreement will be subject to automatic, rather than discretionary, extensions for additional one-month periods until the Effective Time, at which time it shall automatically terminate.

Separately, and unrelated to the Merger, in connection with the expiration of the initially contemplated term of Mr. Fox’s Interim CEO Agreement, the Compensation Committee of the Company Board has approved a $900,000 discretionary cash bonus to Mr. Fox pursuant to the terms of his agreement.

Treatment and Quantification of Envestnet Equity Awards

As of August 20, 2024 (which is the latest practicable date to determine the amounts included below before the filing of this proxy statement), certain of the Company’s directors and executive officers held Company Options, Company RSUs and Company PSUs (collectively, the “Company Equity Awards”), as set forth in the tables below. Amounts in the table below have been determined using the Merger Consideration of $63.15 per share.

Company Option Awards

Name	Number of Shares Subject to Company Options (#)	Value of Shares Subject to Company Options ($)	Weighted Average Exercise Prices ($)
James L. Fox	8,082	312,479	24.49
Joshua Warren	—	—	—
Shelly O’Brien	8,931	201,988	40.53
William Crager	22,985	535,510	39.85
Peter D’Arrigo	—	—	—
Luis A. Aguilar	1,745	54,880	31.70
Gayle Crowell	1,745	54,880	31.70
Valerie Mosley	—	—	—
Gregory Smith	8,038	311,095	24.45
Barbara Turner	—	—	—
Lauren Taylor Wolfe	—	—	—

Each Company Option held by a director or executive officer of Envestnet, whether vested or unvested, that is outstanding and unexercised as of the Effective Time, will be cancelled and converted into the right to receive a cash payment equal to (i) the excess, if any, of the Merger Consideration over the exercise price per share of Envestnet Common Stock subject to such Company Option as of the Effective Time, multiplied by (ii) the total number of shares of Envestnet Common Stock subject to such Company Option immediately prior to the Effective Time. Any Company Option that has an exercise price per share of Envestnet Common Stock that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration. None of Envestnet’s directors or executive officers have been granted any Company Options on or after July 11, 2024.

Company RSU Awards

Name	Number of Shares Subject to Company RSUs (#)	Value of Shares Subject to Company RSUs ($)
James L. Fox	10,665	673,495
Joshua Warren	13,731	867,113
Shelly O’Brien	27,896	1,761,632
William Crager	24,751	1,563,026
Peter D’Arrigo	—	—
Luis A. Aguilar	3,825	241,549
Gayle Crowell	3,987	251,779
Valerie Mosley	3,663	231,318
Gregory Smith	4,237	267,567
Barbara Turner	4,401	277,923
Lauren Taylor Wolfe	4,239	267,693

Each Company RSU held by a director or executive officer of Envestnet that is outstanding as of the Effective Time will be cancelled and converted into the right to receive (i) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (a) the Merger Consideration multiplied by (b) the total number of shares of Envestnet Common Stock subject to such Company RSU immediately prior to the Effective Time and (ii) to the extent unvested as of immediately prior to the Effective Time, a RSU Deferred Cash Award. Each RSU Deferred Cash Award will, subject to the holder’s continued employment or service through the applicable vesting dates, vest in accordance with the same vesting schedule as the underlying Company RSU (subject to any Acceleration Provisions) and will otherwise generally have the same terms and conditions as applied to the Company RSU for which it was exchanged. None of Envestnet’s directors or executive officers have been granted any Company RSU on or after July 11, 2024.

Company PSU Awards

Name	Number of Shares Subject to Company PSU (#)	Value of Shares Subject to Company PSU ($)
James L. Fox	—	—
Joshua Warren	35,308	2,229,700
Shelly O’Brien	38,073	2,404,310
William Crager	63,429	4,005,541
Peter D’Arrigo	12,805	808,636
Luis A. Aguilar	—	—
Gayle Crowell	—	—
Valerie Mosley	—	—
Gregory Smith	—	—
Lauren Taylor Wolfe	—	—

Each Company PSU held by an executive officer of Envestnet that is outstanding as of the Effective Time, will be cancelled and converted into the right to receive (i) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (a) the Merger Consideration, multiplied by (b) the total number of shares of Envestnet Common Stock subject to such Company PSU immediately prior to the Effective Time and (ii) to the extent unvested as of immediately prior to the Effective Time, a PSU Deferred Cash Award. Each PSU Deferred Cash Award will, subject to the holder of such award’s continued employment or service on the last day of such performance period applicable to the Company PSU for which the Company PSU Deferred Cash Award was exchanged, vest at the same time as the underlying Company PSU (subject to any Acceleration Provisions) and will otherwise generally have the same terms and conditions as applied to the Company PSU for which it was exchanged. None of our executive officers have been granted any Company PSUs on or after July 11, 2024, and none of our directors hold Company PSUs. The numbers set forth in the table above reflect the number of shares of Envestnet Common Stock that would be deemed earned at the greater of target or actual performance as of the date hereof (resulting in PSUs being deemed earned at one hundred percent (100%) of target, other than 2024 PSUs being deemed earned at two hundred percent (200%) based on actual performance). Company PSUs are able to be earned at up to one hundred fifty percent (150%) of target (or, with respect to Company PSUs granted in 2024, at up to two hundred percent (200%) of target).

Retention Awards

In connection with the Merger, Envestnet may establish a cash-based retention bonus pool for designated employees with a maximum aggregate amount of $25 million. Retention bonuses are payable to designated employee participants fifty percent (50%) at the Effective Time and fifty percent (50%) on the 12-month anniversary of the Effective Time, in each case, subject to the participant’s continued employment through the applicable date, unless such participant’s employment is terminated by Envestnet without “cause” or due to “disability” or death, as such terms are defined in the retention award agreements (the “Retention Agreements”). In respect of its executive officers, Envestnet has entered into a Retention Agreement with each of Joshua Warren, Envestnet’s Chief Financial Officer, and Shelly O’Brien, Envestnet’s Chief Legal Officer, General Counsel and Corporate Secretary, pursuant to which each executive may receive a cash payment from Envestnet in the aggregate amounts of $1,000,000 and $900,000, respectively, subject to applicable taxes and withholdings.

Payments Upon Termination at or Following a Change in Control

Each of the Company’s executive officers is a party to an executive agreement with Envestnet and participates in the 2010 Long-Term Incentive Plan, 2024 Long-Term Incentive Plan and other applicable employee benefit plans, which may provide for potential payments to the Company’s executive officers in connection with a termination of employment. Each executive officer would be eligible to receive the following potential payments and benefits upon a termination of the executive officer’s employment by Envestnet without “cause” or, for certain executives, a resignation for “good reason,” as each such term is defined in the executive’s respective agreements, subject to each executive officer’s execution of a general release of claims:

•

Mr. Fox’s Interim CEO Agreement provides that (i) upon a termination of his employment by Envestnet without “cause,” he is entitled to receive any earned but unpaid cash bonus pursuant to such agreement and (ii) promptly following the end of his agreement term, the deferred shares of Envestnet Common Stock.

•

Pursuant to their respective executive agreements, Mr. Warren and Ms. O’Brien will be eligible to receive (i) cash payment equal to two times the sum of his or her (a) base salary plus (b) an amount equal to the average of his or her most recent two annual bonuses, paid in equal installments on regular payment dates over two years, (ii) a prorated bonus for the year of termination, which is calculated by multiplying the executive’s average annual bonus over the last two years by a fraction, the numerator of which equals the number of days during the calendar year prior to the termination date and the denominator of which equals 365, paid no later than the 60 day anniversary of the termination date and (iii) a cash payment equal to eighteen months’ of monthly COBRA premiums (based on the executive’s health care premium costs covered by the Company as of the termination date), paid in lump sum no later than the 60 day anniversary of the termination date. For the estimated value of the severance and benefits that would be payable to Mr. Warren and Ms. O’Brien, please see the section entitled “The Merger—Golden Parachute Compensation” beginning on page 79 of this Proxy Statement.

•

Mr. Warren and Ms. O’Brien are entitled to receive any unpaid portion of their retention award upon a termination by Envestnet without “cause” or due to “disability” or death, as such terms are defined in the Retention Agreement.

•

Mr. Crager’s senior advisor agreement provides that upon a termination of his employment by Envestnet without “cause,” he is entitled to receive (i) any earned but unpaid performance bonus up to a maximum of $500,000 (as of August 20, 2024, Mr. Crager would only be entitled to a bonus payment of up to $300,000 because $200,000 was previously paid to Mr. Crager on June 28, 2024), (ii) continued payment of any unpaid portion of his base salary through the end of the term of the agreement (March 31, 2025 or, if the parties agree to an extension, such agreed upon later date) and (iii) retirement treatment in regard to any outstanding Company RSUs and Company PSUs as of the date of his termination.

•

Peter D’Arrigo, who stepped down from the role of Chief Financial Officer effective November 15, 2023, and is no longer employed by Envestnet but was an executive officer during a portion of fiscal year 2023, will not receive any severance payments or benefits in connection with the consummation of the Merger.

Each of our executive officers is also subject to restrictive covenants as a part of his or her executive agreement with Envestnet which provide that, during the course of each executive officer’s employment and for two years following the termination of his or her employment for any reason, each executive officer will not (i) compete with Envestnet, (ii) hire or engage any of Envestnet’s employees or individual consultants, (iii) solicit any of Envestnet’s employees, individual consultants, customers, suppliers, licensees or other business relations or (iv) make disparaging statements about Envestnet or any of its employees, customers, suppliers or licensees. In addition, each of our executive officers have agreed in their respective executive agreements that they will not improperly use or disclose any of Envestnet’s proprietary, trade secret or confidential information or disparage Envestnet or any of its affiliates at any time.

Insurance and Indemnification of Directors and Executive Officers

Pursuant to the terms of the Merger Agreement, the Company’s directors and officers will be entitled to certain ongoing indemnification. Please see the section entitled “Terms of the Merger Agreement — Indemnification and Insurance” beginning on page 106 of this Proxy Statement for a description of such ongoing indemnification and insurance coverage obligations.

For further information with respect to the arrangements between the Company and its executive officers, please see the information included under “The Merger — Interests of the Directors and Executive Officers of Envestnet in the Merger” beginning on page 74 of this Proxy Statement and “The Merger — Golden Parachute Compensation” beginning on page 79 of this Proxy Statement.

Arrangements with Parent

As of the date of this Proxy Statement, none of our executive officers has had any discussions or negotiations, or entered into any agreement, with Parent or any of its affiliates regarding the potential terms of their individual employment arrangements or the right to purchase or participate in the equity of Parent or one or more of its affiliates following the consummation of the Merger. Prior to, or following the consummation of, the Merger, however, certain executive officers may have additional discussions, or may enter into agreements, with Parent, Envestnet or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, Parent or one or more of its affiliates after the Effective Time.

Since July 11, 2024, Parent and its affiliates have had preliminary discussions with Thomas Sipp, Executive Vice President, Business Lines of Envestnet (who is not an executive officer), regarding Parent or its affiliates’ potential purchase of Mr. Sipp’s minority equity interests in the following companies: Fiduciary Exchange, LLC, Advisor Credit Exchange, LLC and HealthPilot Technologies, LLC. Such purchases may involve the issuance of equity in Parent or its affiliate in exchange for such interests. The Company also owns equity interests in these companies and is aware of such preliminary discussions. There is no assurance that parties will reach an agreement with respect to such transactions.

Golden Parachute Compensation

In accordance with Item 402(t) of Regulation S-K promulgated by the SEC, the table below sets forth the compensation that is based on, or otherwise relates to, the Merger that may be paid or become payable to each of the Company’s named executive officers in connection with the Merger. Please see the previous portions of this section for further information regarding this compensation. Under the applicable SEC rules, the Company’s named executive officers for this purpose are required to consist of our Interim Chief Executive Officer and the named executive officers for whom disclosures were required in Envestnet’s most recent proxy statement filed with the SEC, who are:

•	James Fox — Interim Chief Executive Officer;

•	Joshua Warren — Chief Financial Officer;

•	Shelly O’Brien — Chief Legal Officer, General Counsel and Corporate Secretary;

•	William Crager — Senior Advisor to the Interim Chief Executive Officer; Former Chief Executive Officer; and

•	Peter D’Arrigo — Former Chief Financial Officer

Peter D’Arrigo, former Chief Financial Officer, prior to his separation, served as a named executive officer during fiscal year 2023 and thus, has been included in the disclosure below, although he has no interest in the Merger (except insofar as he is a holder of shares of Envestnet Common Stock and Company PSUs).

The amounts indicated in the table below are estimates of the amounts that would be payable assuming, solely for purposes of this table, that the Merger is consummated on August 20, 2024, and in the case of each named executive officer, that the named executive officer’s employment is terminated by the Surviving Company without cause.

In addition to the assumptions regarding the consummation date of the Merger and the termination of employment, these estimates are based on certain other assumptions that are described in the footnotes accompanying the table below. Accordingly, the ultimate values to be received by a named executive officer in connection with the Merger may differ from the amounts set forth below.

Golden Parachute Compensation

Named Executive Officer	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
James Fox	0	985,974	0	985,974
Joshua Warren	2,858,123	3,096,813	31,538	5,986,474
Shelly O’Brien	2,365,416	4,367,930	29,508	6,762,854
William Crager	697,123	6,104,077	0	6,801,200
Peter D’Arrigo	0	808,636	0	808,636

(1)

The cash amounts reflected in this column represent potential severance payments to each named executive officer pursuant to their respective executive agreements with Envestnet if the named executive officer’s employment is terminated by Envestnet without cause or by the named executive officer (except Mr. Crager) for good reason (as each such term is defined in the applicable executive’s executive agreement), and include the base salary and bonus components (which, for Mr. Warren, assumes his average bonus for the two years prior to termination is at the target level because he commenced employment with Envestnet during that period) of such payments. Mr. Fox is only entitled to any earned but unpaid cash bonus upon his termination of employment by Envestnet without cause or by him for good reason (as each such term is defined in his Interim CEO Agreement). The severance amounts, as described above, are “double-trigger” payments solely payable upon a named executive officer’s qualifying termination of employment within the 24-month period following a change in control. The cash amounts also reflect, for Mr. Warren and Ms. O’Brien, payment of their retention awards. For more information, please see the sections entitled “The Merger—Interests of the Directors and Executive Officers of Envestnet in the Merger—Payments Upon Termination at or Following a Change in Control” beginning on page 77 of this Proxy Statement.

Named Executive Officer	Base Salary ($)	Average Annual Bonus ($)	Severance Multiplier (%)	Prorated Average Annual Bonus ($)	Retention Award ($)	Total ($)
James Fox	0	0	0%	0	0	0
Joshua Warren	425,000	382,500	200%	243,123	1,000,000	2,858,123
Shelly O’Brien	425,000	233,500	200%	148,416	900,000	2,365,416
William Crager	397,123	300,000	0%	0	0	697,123
Peter D’Arrigo	0	0	0%	0	0	0

(2)

The amounts reflected in this column represent the value of Company Equity Awards as follows: (i) with respect to each Company Option, (a) the excess, if any, of the Merger Consideration over the exercise price per share of Envestnet Common Stock subject to such Company Option as of the Effective Time, multiplied by (b) the total number of shares of Envestnet Common Stock subject to such Company Option immediately prior to the Effective Time; (ii) with respect to each Company RSU that is outstanding as of the Effective Time, (a) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (1) the Merger Consideration, multiplied by (2) the total number of shares of Envestnet Common Stock subject to such Company RSU immediately prior to the Effective Time and (b) to the extent unvested as of the Effective Time, a RSU Deferred Cash Award and (iii) with respect to each Company PSU that is outstanding as of immediately prior to the Effective Time (a) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (1) the Merger Consideration, multiplied by (2) the total number of shares of Envestnet Common Stock subject to such Company PSU immediately prior to the Effective Time and (b) to the extent unvested as of immediately prior to the Effective Time, a PSU Deferred Cash Award (assuming that the Company PSUs are deemed earned at the greater of target or actual performance as of the date hereof). The equity acceleration amounts for the Company Options are “single-trigger” and the equity acceleration amounts for the Company RSUs and Company PSUs are “double-trigger,” other than for Mr. D’Arrigo, whose employment has terminated. For more information, please see the section entitled “The Merger—Interests of the Directors and Executive Officers of Envestnet in the Merger—Payments Upon Termination at or Following a Change in Control” beginning on page 77 of this Proxy Statement.

(3)

The amounts reflected in this column represent for Mr. Warren and Ms. O’Brien, the value of the COBRA payments for 18 months of coverage. These amounts, as described above, are “double-trigger” payments solely payable upon a named executive officer’s qualifying termination of employment within the 24-month period following a change in control. For more information, please see the section entitled “The Merger—Interests of the Directors and Executive Officers of Envestnet in the Merger—Payments Upon Termination at or Following a Change in Control” beginning on page 77 of this Proxy Statement.

Financing of the Transactions

Parent obtained equity and Debt Financing commitments for the Transactions, the aggregate proceeds of which will be sufficient for Parent to pay the aggregate Merger Consideration (including payments in respect of the Company’s outstanding equity-based awards payable in connection with the Closing pursuant to the Merger

Agreement) and all related fees and expenses of Parent and Merger Sub (including in connection with the Debt Financing described below and giving effect to the “rollover” of certain stockholders’ equity as described under “Support and Rollover Agreements” below).

We anticipate that the total amount of funds necessary to pay the aggregate Merger Consideration (including payments in respect of the Company’s outstanding equity-based awards payable in connection with the Closing pursuant to the Merger Agreement) in the Merger is approximately $3.6 billion in cash.

Equity Commitment Letters

In connection with the financing of the Transactions, certain investment vehicles managed or advised by Bain and State Street Global Advisors and subsidiaries of or funds affiliated with Reverence Capital, Franklin Templeton and Norwest have committed, pursuant to the Equity Commitment Letters to capitalize Parent, at or immediately prior to the closing of the Merger, with an aggregate equity contribution in an amount of $2,500,264,000, on the terms and subject to the conditions set forth in the Equity Commitment Letters.

Each Equity Commitment Letter provides, among other things, that: (i) Envestnet is a third-party beneficiary thereof solely in connection with Envestnet’s exercise of its rights related to specific performance under the Merger Agreement; and (ii) the applicable fund party to the Equity Commitment Letter will not oppose the granting of an injunction or an order of specific performance in connection with the exercise of such third-party beneficiary rights. Each Equity Commitment Letter may not be amended, modified or waived unless approved in writing by Parent, the applicable fund party thereto and Envestnet.

Limited Guarantees

Certain investment vehicles managed or advised by Bain and State Street Global Advisors and subsidiaries of or funds affiliated with Reverence Capital, Franklin Templeton and Norwest have each provided limited guarantees in favor of Envestnet, pursuant to such guarantor’s applicable Limited Guarantee, to guarantee, subject to certain limitations set forth in such Limited Guarantee, the payment of such guarantor’s pro rata share of the obligation of Parent to pay the Parent Termination Fee, certain indemnification obligations of Parent and Merger Sub and the reasonable out-of-pocket fees, cost and expenses incurred by Envestnet in connection with any suit contemplated by, and solely to the extent reimbursable under, the Merger Agreement and such Limited Guarantee, on the terms and subject to the conditions set forth in the Limited Guarantee. The obligations of each guarantor under its respective Limited Guarantee are subject to a Cap.

Subject to specified exceptions, each Limited Guarantee will terminate upon the earliest of:

•	the consummation of the Closing under the Merger Agreement, if the Closing occurs;

•

the valid termination of the Merger Agreement by mutual written consent of Envestnet and Parent or in circumstances where no payment is due in respect of any Guaranteed Obligation (unless Envestnet shall have commenced litigation against the applicable guarantor under and pursuant to such guarantor’s Limited Guarantee prior to such termination, in which case such Limited Guarantee shall terminate upon the final, non-appealable resolution of such action and satisfaction by the applicable guarantor of any obligations finally determined by a court of competent jurisdiction or as may be agreed in writing between Envestnet and the applicable guarantor, in each case, to be owed by the applicable guarantor);

•	the satisfaction of the guarantor’s obligations in respect of the Guaranteed Obligations (subject to such guarantor’s respective Cap);

•

the 12-month anniversary of the date of the Agreement (unless Envestnet shall have commenced litigation against the applicable guarantor under and pursuant to such guarantor’s Limited Guarantee prior to such termination, in which case such Limited Guarantee shall terminate upon the final, non-appealable resolution of such action and satisfaction by the applicable guarantor of any obligations finally determined by a court of competent jurisdiction or as may be agreed in writing between Envestnet and the applicable guarantor, in each case, to be owed by the applicable guarantor);

•

the execution by all parties thereto of a valid amendment to the Merger Agreement for which the applicable guarantor under the Limited Guarantee has not provided consent that (i) increases the Merger Consideration, (ii) increases the Parent Termination Fee or (iii) extends the Outside Date to a date later than July 11, 2025; and

•

the termination of any other Limited Guarantee for any reason other than pursuant to the applicable guarantor under such other Limited Guarantee having satisfied its obligations in respect of the Guaranteed Obligations under such other Limited Guarantee.

Debt Commitment Letters

In connection with the financing of the Transactions, RBC Capital Markets, BMO Capital Markets, Barclays, Goldman Sachs & Co. LLC, Ares Capital Management, funds managed by Blue Owl Capital and Benefit Street Partners, L.L.C. have committed to provide the Debt Financing in connection with the Merger consisting of a first lien term loan facility in an aggregate principal amount of up to $1,760,000,000, a second lien term loan facility in an aggregate principal amount equal of up to $375,000,000 and a revolving credit facility in an aggregate principal amount equal to $375,000,000, in each case, on the terms and subject to the conditions set forth in a commitment letter, dated July 11, 2024.

Preferred Commitment Letter

In connection with the signing of the Merger Agreement, Ares Capital Management LLC committed, pursuant to the preferred equity commitment letter dated July 11, 2024, to capitalize an entity that directly or indirectly owns all of the equity interests issued by Parent, at or immediately prior to the Closing pursuant to the Merger Agreement, with an aggregate preferred equity contribution in an amount of $200,000,000, on the terms and subject to the conditions set forth therein. The preferred equity commitment was terminated on July 25, 2024, in connection with an increase to the equity commitment of certain investment vehicles managed or advised by Bain.

Support and Rollover Agreements

Concurrently with the execution and delivery of the Merger Agreement, and as a condition and inducement to Parent’s and certain of its affiliates’ willingness to enter into the Merger Agreement, Parent, certain of its affiliates and the Company entered into support and rollover agreements with a subsidiary of BlackRock and with Fidelity. Under the support and rollover agreements, the applicable stockholders have agreed to vote or execute consents with respect to the Rollover Shares in favor of the Merger, subject to certain terms and conditions contained therein. In addition, the applicable stockholders have agreed to “rollover” their Rollover Shares into a nonvoting ownership interest in the indirect parent company of Parent. The Rollover Shares do not include any shares of Envestnet Common Stock held by Advisory Subsidiaries (as defined in the Schedule 13D filed by BlackRock on May 21, 2021 that relates to shares of Envestnet Common Stock) of BlackRock in their capacity as investment advisers to client accounts (including any additional shares of Envestnet Common Stock acquired by Advisory Subsidiaries after July 11, 2024).

Closing and Effective Time

The Closing will take place on the third business day following the satisfaction or waiver of all conditions to the Closing (described below under the section entitled “Terms of the Merger Agreement—Conditions to the Closing of the Merger” beginning on page 105 of this Proxy Statement) (other than those conditions that by their terms are to be satisfied at the Closing) or such other time agreed to in writing by Parent and Envestnet; provided that, without the prior written consent of Parent, the Closing will not occur prior to November 25, 2024, the date that is 135 days following July 11, 2024, in order to obtain the Advisory Contract Client Consents.

Accounting Treatment

The Merger will be accounted for as a “Business Combination” for financial accounting purposes.

Material U.S. Federal Income Tax Consequences of the Merger

The following discussion is a summary of certain material U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) whose shares of Envestnet Common Stock are converted into the right to receive cash pursuant to the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date of this Proxy Statement and all of which are subject to change or to differing interpretations at any time, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion.

This discussion is limited to Company stockholders who hold their shares of Envestnet Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). In addition, this summary does not describe any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation (e.g., estate or gift taxation) or the alternative minimum tax or the Medicare net investment income surtax that may be relevant or applicable to a particular holder in connection with the Merger. For purposes of this discussion, a “holder” means either a U.S. Holder or a Non-U.S. Holder (each as defined below) or both, as the context may require.

This discussion is for general information purposes only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances, nor does it address any consequences to holders subject to special rules under U.S. federal income tax law, including, for example:

•	banks or other financial institutions;

•	mutual funds;

•	insurance companies;

•	tax-exempt organizations (including private foundations), governmental agencies, instrumentalities or other governmental organizations;

•	retirement plans or other tax-deferred accounts;

•	S corporations, partnerships or any other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (or investors in such
•	entities or arrangements);

•	controlled foreign corporations, passive foreign investment companies or corporations that accumulate earnings to avoid U.S. federal income tax;

•	dealers or brokers in securities, currencies or commodities;

•	traders in securities that elect to use the mark-to-market method of accounting for their securities;

•	regulated investment companies or real estate investment trusts, or entities subject to the U.S. anti-inversion rules;

•	U.S. expatriates or certain former citizens or long-term residents of the United States;

•	holders that own or have owned (directly, indirectly or constructively) five percent (5%) or more shares of Envestnet Common Stock (by vote or value);

•	holders holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

•

holders subject to special tax accounting rules as a result of any item of gross income with respect to the shares of Envestnet Common Stock being taken into account in an “applicable financial statement” (as defined in the Code);

•	holders that received their shares of Envestnet Common Stock in a compensatory transaction, through a tax-qualified retirement plan or pursuant to the exercise of options or warrants;

•	holders that hold their shares of Envestnet Common Stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

•	holders who own an equity interest, actually or constructively, in Parent or the Surviving Company following the Merger;

•	holders that do not vote in favor of the Merger and that properly demand appraisal of their shares of Envestnet Common Stock under Section 262 of the DGCL; or

•	U.S. Holders whose “functional currency” is not the U.S. dollar.

If a partnership (including an entity or arrangement, domestic or non-U.S., treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Envestnet Common Stock, then the U.S. federal income tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of Envestnet Common Stock and partners therein should consult their tax advisors regarding the consequences of the Merger.

No ruling has been or will be sought from the IRS regarding the U.S. federal income tax consequences of the Merger described herein. No assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION PURPOSES ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. IT IS NOT INTENDED TO CONSTITUTE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES UNDER STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.

U.S. Holders

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Envestnet Common Stock who or that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity or arrangement taxable as a corporation, created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust (i) that is subject to the primary supervision of a court within the United States and the control of one or more “United States persons” as defined in Section 7701(a)(30) of the Code or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a “United States person” as defined in Section 7701(a)(30) of the Code.

The receipt of cash by a U.S. Holder in exchange for shares of Envestnet Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Such U.S. Holder’s gain or loss generally will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss generally will be a capital gain or loss and will be a long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of common stock at different times or different prices, such U.S. Holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of common stock.

Non-U.S. Holders

For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of shares of Envestnet Common Stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

Subject to the discussion under “The Merger—Material U.S. Federal Income Tax Consequences of the Merger—Information Reporting and Backup Withholding,” beginning on page 85 of this Proxy Statement, any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with the conduct of a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax, net of certain deductions, at rates generally applicable to United States persons (unless an applicable income tax treaty provides otherwise), and, if the Non-U.S. Holder is a corporation, such gain may also be subject to an additional “branch profits tax” at a rate of thirty percent (30%) (or a lower rate under an applicable income tax treaty);

•

such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the completion of the Merger, and certain other specified conditions are met, in which case such gain generally will be subject to U.S. federal income tax at a rate of thirty percent (30%) (or a lower rate under an applicable income tax treaty), which gain may be offset by certain U.S. source capital losses of such Non-U.S. Holder provided such Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses; or

•

shares of Envestnet Common Stock constitute a United States real property interest (“USRPI”) by reason of Envestnet’s status as a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code (a “USRPHC”), at any time within the shorter of the five-year period preceding the Merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of Envestnet Common Stock (the “Relevant Period”) and, if shares of Envestnet Common Stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns directly or is deemed to own pursuant to attribution rules more than five percent (5%) of shares of Envestnet Common Stock at any time during the Relevant Period, in which case such gain will be subject to U.S. federal income tax at rates generally applicable to United States persons (as described in the first bullet point above), except that the branch profits tax will not apply. Generally, a corporation is a USRPHC if the fair market value of its USRPIs equals or exceeds fifty percent (50%) of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. Although there can be no assurances in this regard, we believe that we are not, and have not been, a USRPHC at any time during the five-year period preceding the Merger. Non-U.S. Holders are encouraged to consult their tax advisors regarding the possible consequences to them if we are a USRPHC.

Non-U.S. Holders should consult their tax advisors regarding the tax consequences to them of the Merger.

Information Reporting and Backup Withholding

Information reporting and backup withholding (currently, at a rate of twenty four percent (24%)) may also apply to the proceeds received pursuant to the Merger by a holder of shares of Envestnet Common Stock. Backup withholding generally will not apply to (i) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form) or (ii) a Non-U.S. Holder that (a) provides a certification of such Non-U.S. Holder’s foreign status on an applicable IRS Form W-8 (or a substitute or successor form) or (b) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the holder’s U.S. federal income tax liability; provided that the holder timely furnishes the required information to the IRS.

Additional Withholding Requirements under the Foreign Account Tax Compliance Act (FATCA)

Sections 1471 through 1474 of the Code, and the U.S. Treasury Regulations and administrative guidance issued thereunder (which we refer to as, collectively, “FATCA”), impose a U.S. federal withholding tax of thirty percent (30%) on certain payments made to a “foreign financial institution” (as specially defined under these rules) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding certain U.S. account holders of such institution (which include certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or an exemption applies. FATCA also generally imposes a U.S. federal withholding tax of thirty percent (30%) on certain payments made to a “non-financial foreign entity” (as specially defined under these rules) unless such entity provides the withholding agent a certification identifying certain direct and indirect U.S. owners of the entity or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes. The U.S. Treasury Department has released proposed regulations which, if finalized in their present form, would eliminate the FATCA withholding applicable to the gross proceeds of a sale or other disposition of shares of Envestnet Common Stock. In its preamble to such proposed regulations, the U.S. Treasury Department stated that taxpayers generally may rely on the proposed regulations until final regulations are issued. Holders of shares of Envestnet Common Stock are urged to consult with their tax advisors regarding the possible implications of FATCA on the disposition of shares of Envestnet Common Stock pursuant to the Merger.

THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR HOLDERS. IT IS FOR GENERAL INFORMATION PURPOSES ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE RECEIPT OF CASH FOR THEIR SHARES OF ENVESTNET COMMON STOCK PURSUANT TO THE MERGER UNDER ANY U.S. FEDERAL, STATE OR LOCAL, OR NON-U.S. OR OTHER TAX LAWS, OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Regulatory Approvals Required for the Merger

Pursuant to the Merger Agreement, Envestnet and the Buyer Parties have agreed to use reasonable best efforts to consummate and make effective, as promptly as practicable, the Merger and the other transactions contemplated by the Merger Agreement, to prepare and file all documentation to effect all necessary regulatory filings and to obtain all regulatory approvals required to consummate the Merger and the other transactions contemplated by the Merger Agreement. These approvals include (i) approval under, or notifications pursuant to, the HSR Act and any other applicable antitrust laws (whether domestic or foreign), (ii) the FINRA Approval and (iii) certain state specified regulatory consents, approvals, notifications or filings from or to state regulatory bodies.

Under the HSR Act and the rules promulgated thereunder, the Merger cannot be completed until the Buyer Parties and Envestnet file a notification and report form with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”) under the HSR Act and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar day waiting period following the parties’ filing of their respective HSR Act notification and report forms or, if available, the early termination of that waiting period. If the FTC or DOJ issues a request for additional information and documents (the “Second Request”) prior to the expiration of the initial waiting period, the parties must observe a second thirty calendar day waiting period, which would begin to run only after both parties have substantially complied with the Second Request, unless the waiting period is terminated earlier, the parties agree to extend any applicable waiting period, or the parties otherwise agree to delay the Closing. Envestnet and the Buyer Parties made the necessary filings with the FTC and the Antitrust Division of the DOJ on August 1, 2024, and the waiting period under the HSR Act will expire on September 3, 2024.

At any time before or after the consummation of the Merger, notwithstanding the termination of the waiting period under the HSR Act, the FTC or the Antitrust Division of the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot be certain that a challenge to the Merger will not be made or that, if a challenge is made, we will prevail.

Legal Proceedings Regarding the Merger

As of the date of this Proxy Statement, the Company has received demand letters from purported Company stockholders alleging deficiencies and/or omissions in the preliminary proxy statement the Company filed on August 12, 2024. The demand letters seek additional disclosures to remedy these purported deficiencies. The Company believes that the allegations in these demand letters are without merit.

Potential plaintiffs may file lawsuits or send additional demand letters in connection with the Merger. The outcome of any future litigation is uncertain. Such litigation, if not resolved, could prevent or delay consummation of the Merger and result in substantial costs to Envestnet, including any costs associated with the indemnification of directors and officers. One of the conditions to the consummation of the Merger is that there shall not be any order restraining, enjoining or otherwise preventing the consummation of the Merger issued by any governmental entity having jurisdiction over any of Envestnet, Parent or Merger Sub that remains in effect at the time of the Closing. Therefore, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the Merger on the agreed-upon terms, then such injunction may prevent the Merger from being consummated, or from being consummated within the expected time frame.

TERMS OF THE MERGER AGREEMENT

The discussion of the terms of the Merger Agreement in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this Proxy Statement and is incorporated into this Proxy Statement by reference. This summary does not purport to be complete and may not contain all of the information about the Merger that is important to you. You are encouraged to read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Merger. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this Proxy Statement.

Explanatory Note Regarding the Merger Agreement

The following description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Annex A hereto. The Merger Agreement has been included to provide Company stockholders with information regarding its terms. It is not intended to provide any other factual information about Envestnet, Parent, Merger Sub, Bain or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to Company stockholders. Company stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may have changed after July 11, 2024, which subsequent information may or may not be reflected in Envestnet’s public disclosures. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in the Company’s filings with the SEC regarding Envestnet and its business. Please see the section entitled “Where You Can Find More Information” beginning on page 124 of this Proxy Statement.

Effect of the Merger

The Merger Agreement provides that, upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub will be merged with and into the Company, whereupon the separate corporate existence of Merger Sub will thereupon cease, and the Company will continue as the Surviving Company of the Merger. As a result of the Merger, the Surviving Company will become a wholly owned subsidiary of Parent, and Envestnet Common Stock will no longer be publicly traded. In addition, Envestnet Common Stock will be delisted from the NYSE and deregistered under the Exchange Act, in each case, pursuant to applicable law and the rules and regulations, and Envestnet will no longer file periodic reports with the SEC on account of Envestnet Common Stock. If the Merger is consummated, you will not own any shares of capital stock of the Surviving Company.

From and after the Effective Time, all the rights, privileges, immunities, powers, objects and purposes of the Company and Merger Sub will vest in the Surviving Company and all claims, debts, liabilities and obligations of the Company and Merger Sub will be the claims, debts, liabilities and obligations of the Surviving Company.

Closing and Effective Time

The Closing will take place no later than the third business day following the satisfaction or waiver (to the extent permitted under the Merger Agreement) of all conditions to the Closing (described in the section entitled “Terms of the Merger Agreement—Conditions to the Closing of the Merger” beginning on page 105 of this Proxy

Statement) (other than those conditions that by their terms are to be satisfied by the delivery of documents or the taking of actions at the Closing, but subject to the satisfaction or waiver (to the extent permitted under the Merger Agreement) of such conditions) or such other date agreed to in writing by Parent and Envestnet; provided that, without the prior written consent of Parent, the Closing may not occur prior to November 25, 2024, the date that is 135 days following July 11, 2024, in order to obtain the Advisory Contract Client Consents. On the Closing Date, the parties will file a certificate of merger with the Secretary of State of the State of Delaware as provided under the DGCL. The Effective Time will occur upon the filing and acceptance of the certificate of merger by the Secretary of State of the State of Delaware (or such later time as Envestnet, Parent and Merger Sub may mutually agree and specify in the certificate of merger in accordance with the DGCL).

Directors and Officers; Certificate of Incorporation; Bylaws

From and after the Effective Time, the board of directors of the Surviving Company will consist of the directors of Merger Sub as of immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Company until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal, and the officers of the Surviving Company will consist of the officers of Envestnet as of immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal. At the Effective Time, the certificate of incorporation of Envestnet, as the Surviving Company, will be amended and restated in its entirety in the form set forth in Exhibit B to the Merger Agreement, and, subject to the Surviving Company’s obligations regarding indemnification, insurance coverage and expense reimbursement and advancement (as described below in the section entitled “Terms of the Merger Agreement—Indemnification and Insurance” beginning on page 106 of this Proxy Statement), the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, will become the bylaws of the Surviving Company (except that all references in such bylaws of Merger Sub to its name, date of incorporation, registered office or registered agent shall instead refer to the name, date of incorporation, registered office and registered agent, respectively, of the Surviving Company), until thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Company and such bylaws.

Merger Consideration

Envestnet Common Stock

At the Effective Time, each share of Envestnet Common Stock issued and outstanding immediately prior to the Effective Time, including any Envestnet Common Stock to the extent issued and converted in accordance with the terms of the Merger Agreement and the Convertible Notes Indentures (other than the Owned Company Shares and Dissenting Shares) will be automatically cancelled and retired and converted into the right to receive cash in an amount equal to the Merger Consideration. At the Effective Time, each Owned Company Share will be automatically cancelled and retired and will cease to exist without any consideration delivered in exchange therefor.

The Rollover Shares are not entitled to receive any Merger Consideration and will, immediately prior to the Closing, be contributed, directly or indirectly, to the indirect parent company of Parent pursuant to the terms of the applicable support and rollover agreement in exchange for non-voting ownership interest in the parent company of Parent.

Dissenting Shares will not be converted into the right to receive the Merger Consideration at the Effective Time, but instead be entitled only to such consideration as is determined pursuant to Section 262 of the DGCL. Each Dissenting Share held by Company stockholders or beneficial owners who have failed to perfect or who have effectively withdrawn or otherwise lost the right to appraisal of such shares and payment under Section 262 of the DGCL or if a court of competent jurisdiction determines that such holder is not entitled to the relief provided by Section 262 of the DGCL, then such Dissenting Shares shall have the rights and obligations provided in Section 262 of the DGCL. For more information, please see the section entitled “Appraisal Rights” beginning on page 117 of this Proxy Statement.

After the Merger is completed, Company stockholders holding either a Certificate (as defined below) or book entry shares will have the right to receive the Merger Consideration, but Company stockholders will no longer have any rights as stockholders of Envestnet (except that Company stockholders who properly exercise their appraisal rights may have the right to receive payment for the “fair value” of their shares determined pursuant to an appraisal proceeding, as contemplated by the DGCL; for more information, please see the section entitled “Appraisal Rights” beginning on page 117 of this Proxy Statement).

Outstanding Company Equity Awards

Company Options. At the Effective Time, each Company Option granted under the Company Stock Plans, whether vested or unvested, that is outstanding and unexercised as of the Effective Time, will be cancelled and converted into the right to receive a cash payment equal to (i) the excess, if any, of the Merger Consideration over the exercise price per share of Envestnet Common Stock subject to such Company Option as of the Effective Time, multiplied by (ii) the total number of shares of Envestnet Common Stock subject to such Company Option immediately prior to the Effective Time. Any Company Option that has an exercise price per share of Envestnet Common Stock that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration.

Company RSUs. At the Effective Time, each Company RSU granted under the Company Stock Plans that is outstanding as of the Effective Time will be cancelled and converted into the right to receive (i) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (a) the Merger Consideration multiplied by (b) the total number of shares of Envestnet Common Stock subject to such Company RSU immediately prior to the Effective Time and (ii) to the extent unvested as of immediately prior to the Effective Time, a RSU Deferred Cash Award. Each RSU Deferred Cash Award will, subject to the holder’s continued employment or service through the applicable vesting dates, vest in accordance with the same vesting schedule as the underlying Company RSU (subject to any Acceleration Provisions) and will otherwise generally have the same terms and conditions as applied to the Company RSU for which it was exchanged.

Company PSUs. At the Effective Time, each Company PSU granted under the Company Stock Plans, whether vested or unvested, that is outstanding as of the Effective Time will be cancelled and converted into the right to receive (i) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (a) the Merger Consideration multiplied by (b) the total number of shares of Envestnet Common Stock subject to such Company PSU immediately prior to the Effective Time and (ii) to the extent unvested as of immediately prior to the Effective Time, a PSU Deferred Cash Award. Each PSU Deferred Cash Award will, subject to the holder of such award’s continued employment or service on the last day of such performance period applicable to the Company PSU for which the Company PSU Deferred Cash Award was exchanged, vest at the same time as the underlying Company PSU (subject to any Acceleration Provisions) and will otherwise generally have the same terms and conditions as applied to the Company PSU for which it was exchanged.

Exchange and Payment Procedures

Parent will designate a bank or trust company reasonably acceptable to Envestnet to act as the payment agent for the Merger (the “Paying Agent”) and make payments of the Merger Consideration to Company stockholders.

Promptly after the Effective Time (and in any event within one business day), Parent will deposit (or cause to be deposited) with the Paying Agent an amount of cash necessary to pay the aggregate Merger Consideration; and as and when needed after the Effective Time, Parent will deposit (or cause the Surviving Company to deposit) any additional amounts of cash necessary to make all payments of the Merger Consideration.

Promptly after the Effective Time (but in any event within five business days), the Paying Agent will mail to each holder of record of shares of Envestnet Common Stock (other than Dissenting Shares) as of immediately prior to the Effective Time (i) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the certificates representing such shares (the “Certificates”) will pass, only upon proper delivery of the Certificates to the Paying Agent and will be in such form and have such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for payment of the Merger Consideration.

Any cash deposited with the Paying Agent that remains undistributed to Company stockholders on the date that is one year following the Effective Time will be returned to the Surviving Company, upon demand, and any holders of Envestnet Common Stock outstanding as of immediately prior to the Effective Time who have not complied with the exchange procedures in the Merger Agreement will thereafter look only to the Surviving Company as general creditors of the Surviving Company for payment of the Merger Consideration (subject to applicable law). Any amounts that remain unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any governmental entity will become, to the extent permitted by applicable law, the property of the Surviving Company or its designee, free and clear of all claims or interest of any person (and their successors, assigns or personal representatives) previously entitled thereto and none of Parent, the Surviving Company nor the Paying Agent will be liable to any holder of a Certificate or book entry share for Merger Consideration delivered to a public official in accordance with any applicable abandoned escheat, property or similar law.

Representations and Warranties

The Merger Agreement contains representations and warranties of the Company, Parent and Merger Sub.

Some of the representations and warranties in the Merger Agreement made by Envestnet are qualified as to materiality or Company Material Adverse Effect (as defined herein). For purposes of the Merger Agreement, “Company Material Adverse Effect” means, with respect to Envestnet, any event, circumstance, occurrence, development, change or effect (each, an “Effect”) that, individually or in the aggregate, (i) would reasonably be expected to prevent or materially delay the Company’s ability to consummate the Transactions or (ii) has had, or would reasonably be expected to have, a material adverse effect on the financial condition, business, operations, assets and liabilities (considered together) of the Company and its subsidiaries, taken as a whole; provided, however, that in no event will any of the following Effects, alone or in combination, be deemed to constitute, or be taken into account when determining whether there has been or would reasonably be expected to be, a Company Material Adverse Effect for purposes of clause (ii) above:

•	any changes in general economic or regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions in any jurisdiction;

•

any changes, events or conditions in the industries in which the Company and its subsidiaries operate (including changes to interest rates, general market prices and regulatory changes affecting such industries);

•

acts of war (whether or not declared), civil disobedience, hostilities, cyberattacks not specifically targeted at the Company or its subsidiaries or disproportionately impacting the Company or its subsidiaries, sabotage, an act of terrorism, military actions or any weather or natural disasters, health emergencies, including pandemics or epidemics or any worsening of such conditions threatened or existing, or any regional, national or international calamity or crisis, or other similar force majeure events, including any worsening of such conditions existing as of July 11, 2024;

•

the negotiation, execution, public announcement, pendency or consummation of the Merger or the other Transactions (other than for the purposes of the representations and warranties set forth in Section 4.3 and Section 4.4 of the Merger Agreement and any other representation and warranty contained in the Merger Agreement to the extent that such representation and warranty expressly addresses consequences resulting from the negotiation, execution, delivery and performance of the Merger Agreement or the announcement of the Merger Agreement or the pendency or consummation of the Transactions);

•

any adoption, implementation, promulgation, repeal, modification, amendment or other changes in applicable law or in GAAP, or in accounting standards or any changes in the interpretation or enforcement of any of the foregoing, in each case, after July 11, 2024;

•

any steps required to be taken pursuant to the express terms of the Merger Agreement, or the failure of the Company to take any action that the Company is prohibited by the express terms of the Merger Agreement from taking (other than any action or inaction required to be taken or not taken pursuant to Section 6.1 of the Merger Agreement);

•	any action taken or omitted to be taken by the Company at the prior written request or with the prior written consent of Parent or Merger Sub following July 11, 2024;

•	the identity of Parent, Merger Sub or the equity investors as the acquiror of the Company;

•	as set forth in Section 1.2 of the confidential disclosure schedules to the Merger Agreement;

•	any decline in the market price, or change in trading volume, of the Company’s capital stock;

•

any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, or budgets or internal or published financial or operating predictions of revenue, earnings, premiums written, cash flow, cash position or other financial performance or results; or

•

any change or development in the credit, financial strength or other rating of the Company, any of its subsidiaries or its outstanding debt (it being understood that the exceptions in this bullet and the immediately preceding two will not prevent or otherwise affect a determination that the underlying cause of any such change, decline or failure referred to therein (if not otherwise falling within any of the exceptions provided hereof) is, or would reasonably be expected to be, a Company Material Adverse Effect);

except, with respect to the first five bullets above, solely to the extent the impact on the Company and its subsidiaries, taken as a whole, is disproportionately adverse compared to the impact on other companies operating in the industries in which the Company and its subsidiaries operate in the countries and regions in the world impacted by the Effect in question, the incrementally disproportionate impact or impacts will be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect.

In the Merger Agreement, the Company made customary representations and warranties to Parent that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•	due organization, valid existence, good standing and authority and qualification to conduct business with respect to the Company and its subsidiaries;

•	the Company’s corporate power and authority to enter into and perform the Merger Agreement, and the enforceability of the Merger Agreement;

•	the necessary approval of the Board;

•	the necessary vote of Company stockholders in connection with the Merger Agreement;

•	required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

•

the absence of any conflict or violation of any organizational documents of the Company, certain existing contracts of the Company and its subsidiaries, applicable laws to the Company or its subsidiaries or the resulting creation of any lien upon the properties or assets of the Company or its subsidiaries due to the execution and delivery of the Merger Agreement and performance thereof;

•	the capital structure of the Company, as well as the ownership and capital structure of its subsidiaries;

•

the absence of any contract relating to the voting of, requiring registration of, or granting any pre-emptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any of the Company’s securities;

•

the absence of any undisclosed exchangeable security, option, warrant or other right convertible into shares of capital stock, or other equity or voting interest in the Company or any of the Company’s subsidiaries;

•	the accuracy and completeness of the Company’s SEC filings and financial statements;

•	the Company’s and its subsidiaries’ indebtedness;

•	the Company’s disclosure controls and procedures;

•	the Company’s internal accounting controls and procedures;

•

the conduct of the business of the Company and its subsidiaries in the ordinary course of business consistent with past practice and the absence of any Company Material Adverse Effect, in each case, since December 31, 2023;

•	the absence of undisclosed liabilities;

•	litigation matters;

•	tax matters;

•	employee benefit plans;

•	labor matters;

•	the Company’s and its subsidiaries’ compliance with laws and possession of necessary permits;

•	export controls matters and compliance with the Foreign Corrupt Practices Act of 1977;

•	environmental matters;

•	real property owned or leased by the Company and its subsidiaries;

•

the validity and effectiveness of specified categories of the Company’s and its subsidiaries’ material contracts, and any notices from certain material vendors to the Company and its subsidiaries with respect to termination or intent not to renew material contracts;

•	trademarks, patents, copyrights and other intellectual property matters;

•	data privacy matters;

•	insurance matters;

•	adviser regulatory matters;

•	payment of fees to brokers in connection with the Merger Agreement;

•	opinion of Morgan Stanley, as financial advisor to the Company; and

•	the inapplicability of anti-takeover statutes to the Merger.

In the Merger Agreement, Parent and Merger Sub made customary representations and warranties to the Company that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•	due organization, good standing and authority and qualification to conduct business with respect to Parent and Merger Sub;

•	Parent and Merger Sub’s authority to enter into and perform the Merger Agreement, and the enforceability of the Merger Agreement;

•	the necessary approval of the Boards of Parent and Merger Sub;

•	required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

•

the absence of any conflict or violation of Parent’s or Merger Sub’s organizational documents, existing contracts, applicable laws or the resulting creation of any lien upon Parent’s or Merger Sub’s properties or assets due to the execution and delivery of the Merger Agreement and performance thereof;

•	the lack of Parent or any of its “affiliates” or “associates” being an “interested stockholder” (each as defined in Section 203 of the DGCL);

•	litigation matters;

•	matters with respect to Parent’s equity financing and sufficiency of funds;

•	delivery and enforceability of the Limited Guarantees;

•	the absence of agreements between Parent, Merger Sub, and each such Parties’ affiliates, and members of the Board or the Company and its subsidiaries’ management;

•	the absence of any stockholder or management arrangements related to the Merger;

•	payment of fees to brokers in connection with the Merger Agreement; and

•	compliance with CFIUS.

The representations and warranties contained in the Merger Agreement will not survive the consummation of the Merger.

Conduct of Business Pending the Merger

The Merger Agreement provides that, except: (i) with the prior written consent of Parent (which consent will not be unreasonably withheld, conditioned or delayed), (ii) as is expressly required or contemplated by the Merger Agreement, (iii) as is required by applicable law or (iv) as is disclosed in the confidential disclosure schedules to the Merger Agreement, during the period between July 11, 2024 and the earlier of the Effective Time or the termination of the Merger Agreement, the Company will, and will cause its subsidiaries to, use commercially reasonable efforts to:

•	conduct their business in the ordinary course consistent with past practices in all material respects; and

•

preserve intact their business organizations, goodwill and assets, and preserve their material relationships with governmental entities and other material business relationships with third parties and other persons.

In addition, the Company has also agreed that, except: (i) with the prior written consent of Parent (which consent will not be unreasonably withheld, conditioned or delayed), (ii) as expressly required or contemplated by the Merger Agreement; (iii) as is required by applicable law or (iv) as disclosed in the confidential disclosure schedules to the Merger Agreement, during the period between July 11, 2024 and the earlier of the Effective Time or the termination of the Merger Agreement, the Company will not, and will not permit its subsidiaries to, among other things (subject to the limitations set forth below):

•	amend or adopt any change in its organizational documents, whether by merger, consolidation or otherwise, or waive any material term thereunder;

•

authorize, recommend, propose, enter into or adopt a plan or agreement of complete or partial liquidation, winding up, dissolution, merger or consolidation, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries;

•

offer, issue, sell, transfer, pledge, dispose of, encumber or adjust or amend the terms of any shares or equity interests of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock or other voting or equity interests of any class or series of the Company or any of its subsidiaries, or grant any Company Equity Award or other equity or equity-based awards, other than (i) issuances pursuant to the exercise of Company Options or the vesting and settlement of Company RSUs and Company PSUs outstanding as of July 11, 2024, in accordance with their terms as in effect on July 11, 2024, (ii) issuances pursuant to conversion of any Convertible Notes in accordance with the terms of the Convertible Notes Indentures or (iii) issuances by and among one or more wholly owned subsidiaries of the Company and/or the Company;

•	split, reverse split, combine, subdivide or reclassify the outstanding shares of capital stock or other equity interests of the Company or any of its subsidiaries;

•

declare, set aside, make or pay any dividend or other distribution payable in cash, stock or property with respect to the capital stock or other equity interests, other than with respect to any wholly owned subsidiary of the Company, to the Company or another wholly owned subsidiary of the Company;

•

redeem, purchase, repurchase or otherwise acquire directly or indirectly any of the Company’s or any of its subsidiaries’ capital stock or other voting or equity interests of the Company or any of its subsidiaries, except for repurchases, redemptions or acquisitions (i) by a wholly owned subsidiary of share capital or such other securities or equity or voting interests, as the case may be, of another of its wholly owned subsidiaries, (ii) in connection with tax withholding obligations pursuant to the terms of a Company Equity Award to the extent required by the terms of such Company Equity Award as in effect on July 11, 2024 or (iii) pursuant to the conversion of any Convertible Notes in accordance with the terms of the Convertible Notes Indentures;

•

except as required under the terms of any Company Benefit Plan set forth on the confidential disclosure schedules to the Merger Agreement, (i) increase the compensation or benefits paid or payable, whether conditionally or otherwise, of any current or former manager, director, officer, employee or individual independent contractor, other than increases in annual base salary or wage rate in the ordinary course of business consistent with past practice in respect of any non-officer employee whose annual base salary or wage rate does not exceed $250,000 after giving effect to such increase, (ii) enter into, adopt, grant or provide any change in control, severance, retention or similar payments or benefits to any current or former manager, director, officer, employee or individual independent contractor; or (iii) subject to clauses (i)-(ii) above, establish, adopt, enter into, terminate or amend any material Company Benefit Plan or establish, adopt or enter into any plan, agreement, program, policy or other arrangement that would be a material Company Benefit Plan if it were in existence as of July 11, 2024, other than (a) in connection with amendments to broad-based health and welfare plans pursuant to an annual renewal process in the ordinary course of business consistent with past practice that do not increase the amount of liability attributable to the Company or any of its subsidiaries in respect of such Company Benefit Plan by a material amount or (b) in connection with severance payments or benefits provided pursuant to a Company Benefit Plan in effect as of July 11, 2024 and set forth on the confidential disclosure schedules to the Merger Agreement in the ordinary course of business consistent with past practice in connection with a non-officer employee’s termination of employment permitted under the following bullet or (c) accelerate or grant the right to accelerate the vesting, funding or payment of any compensation or benefits under any Company Benefit Plan;

•

hire, engage, promote or terminate (other than for cause) the employment or engagement of any employee or independent contractor, in each case, with an annual base salary or wage rate in excess of $250,000, provided, that extensions permitted by, or terminations required by, the terms of the applicable employment or independent contractor arrangement in existence as of July 11, 2024 and set forth on the confidential disclosure schedules to the Merger Agreement (e.g., at the end of the applicable fixed term of service) will not be considered a hiring, engagement, promotion or termination;

•

acquire or agree to acquire (including by merging or consolidating with, or by purchasing all or a material portion of the assets of, or by purchasing any equity or voting interest in, or by any other manner) any (i) business or person or division thereof or equity interest in any of the foregoing or (ii) any other assets, in each case of clauses (i) and (ii), for consideration in excess of $5,000,000 in the aggregate;

•

sell, assign, lease, transfer, license, encumber, abandon, permit to lapse or otherwise dispose of (i) any material portion of the Company’s or any of its subsidiaries’ assets, business or property (including the capital stock of any subsidiary of the Company), other than (a) dispositions of obsolete, surplus, or worn out tangible assets or tangible assets that are no longer used or useful in the conduct of the business of the Company or any of its subsidiaries, (b) transfers among the Company and its wholly owned subsidiaries, (c) leases and subleases of real property owned or leased by the Company or its subsidiaries and voluntary terminations or surrenders of leases on real property held by the Company or its subsidiaries, in each case, in the ordinary course of business consistent with past practice, (d) sales or dispositions of tangible assets in the ordinary course of business consistent with past practice and not in excess of $5,000,000 in the aggregate, (e) abandonments of any registered intellectual property of the Company and its subsidiaries, other than material registered intellectual property of the Company and its subsidiaries, in the ordinary course of business consistent with past practice, or (f) the grant of non-exclusive licenses of intellectual property of the Company and its subsidiaries in the ordinary course of business consistent with past practice; or (ii) any of the assets, business or property (including any capital stock) set forth in the confidential disclosure schedules to the Merger Agreement;

•	enter into any new line of business, or create any new non-wholly owned subsidiary;

•

incur, create, assume, guarantee or otherwise become liable or responsible for any indebtedness, other than (i) any indebtedness among the Company and its wholly owned subsidiaries or among the Company’s wholly owned subsidiaries, (ii) guarantees by the Company of indebtedness of its wholly owned subsidiaries or guarantees by any subsidiaries of indebtedness of the Company to the extent such indebtedness is in existence on July 11, 2024 or incurred in compliance with the Merger Agreement, (iii) performance bonds or surety bonds entered into in the ordinary course of business and consistent with past practices, (iv) any borrowings in the ordinary course of business for working capital purposes under the Company’s Revolving Credit Facility as in effect on July 11, 2024 and (v) any other incurrence, guaranty or assumption of indebtedness so long as the aggregate amount thereof at any given time after July 11, 2024 does not exceed $2,000,000;

•

enter into, modify, amend, extend, renew, change the economic terms of, terminate, assign or waive, release or assign any material rights or fees to be paid under any Material Contract or any agreement that would constitute a Material Contract if in effect on July 11, 2024;

•

commence, release, assign, resolve, settle or compromise, in whole or in part, any proceeding, whether now pending or hereafter made or brought, or waive any claims, other than with respect to the Company’s and its subsidiaries’ ordinary course claims activity, (i) in any such case, in an amount in excess of $5,000,000 individually or $15,000,000 in the aggregate (net of the amounts reserved for such matters by the Company or any of its subsidiaries or amounts covered by insurance), (ii) that imposes (a) any obligation to be performed by, or any non-monetary obligations on, or (b) restriction imposed against, the Company or any of its subsidiaries following the Closing Date, in the case of (a) or (b), that would be material to them, taken as a whole, or in the aggregate of all such cases or (iii) that includes any admission by the Company or its subsidiaries of wrongdoing or does not provide for a full settlement and release of all known and unknown claims;

•

except for any such change that is not material or that is required by GAAP or applicable law or any competent governmental entity, change (i) any method of financial accounting methods, principles or practices used by the Company or any of its subsidiaries or (ii) the Company’s fiscal year;

•

(i) make, change or revoke any material tax election (except in the ordinary course of business consistent with past practice) (ii) change any annual tax accounting period or any material method of accounting, (iii) file any material amended tax return, (iv) settle or otherwise compromise any material tax claim, proceeding or assessment relating to the Company or any of its subsidiaries, (v) surrender any right to claim a material refund of taxes or (vi) consent to any extension or waiver of the limitation period applicable to any tax claim, proceeding, or assessment relating to the Company or any of its subsidiaries;

•

(i) modify, extend, or enter into any collective bargaining agreement or other agreement with any labor union, works council, trade union, labor association or other employee or contract worker representative organization, or (ii) voluntarily recognize or certify any labor union, works council, trade union, labor association or other employee or contract worker representative organization, or group of employees of the Company or any of its wholly owned subsidiaries as the bargaining representative for any employees of the Company or its wholly owned subsidiaries;

•

make any capital expenditures or authorizations or commitments with respect thereto that in the aggregate are in excess of $1,000,000 individually or $5,000,000 in the aggregate in any six-month period; or

•	authorize any of, or agree or commit to do, in writing or otherwise, any of the foregoing.

Employee Matters

The Merger Agreement provides that until the first anniversary of the Effective Time (or, if earlier, the termination date of an applicable Continuing Employee (as defined below)), the Surviving Company and its subsidiaries will (and Parent will cause the Surviving Company and its subsidiaries to) provide (i) an annual base salary or base wage rate, as applicable, that is no less favorable than the annual base salary or base wage rate provided to the Continuing Employee immediately prior to the Effective Time, (ii) annual cash incentive compensation opportunities (including, as applicable, target amounts but excluding change-in-control, transaction, non-qualified deferred compensation, retention and equity-related bonus opportunities and performance goals) that are no less favorable to those provided to the Continuing Employee immediately prior to the Effective Time, (iii) retirement, health and welfare benefits (other than any change-in-control or transaction- based payments, long-term incentives, nonqualified deferred compensation, severance, retention, equity or equity-based compensation, defined benefit arrangements, and post- retirement or retiree medical or welfare benefits (collectively, the “Excluded Benefits”)) that are substantially comparable in the aggregate to those provided to such Continuing Employee immediately prior to the Effective Time (excluding the Excluded Benefits) and (iv) severance benefits that are no less favorable in the aggregate than those provided under the applicable benefit plan as in effect immediately prior to the Effective Time and set forth on the confidential disclosure schedules to the Merger Agreement, in each case, to each individual who is an employee of Envestnet and its subsidiaries immediately prior to the Effective Time and continues to be an employee of Parent or one of its subsidiaries (including Envestnet) (a “Continuing Employee”).

For all purposes under the employee benefit plans of Parent and its subsidiaries providing benefits to any Continuing Employee after the Effective Time (the “New Plans”), each Continuing Employee will be credited with his or her years of service with Envestnet and its subsidiaries and their respective predecessors, to the same extent such Continuing Employee was entitled, before the Effective Time, to credit for such service under any similar benefit plan in which such Continuing Employee participated or was eligible to participate immediately prior to the Effective Time; provided, however, that the foregoing will not apply (i) with respect to benefit accrual under any New Plan that is a defined benefit pension plan, (ii) for purposes of any New Plan that is a post- employment welfare benefit plan or (iii) to the extent that its application would result in a duplication of benefits. For the avoidance of doubt, all applicable service credit provided under any Legacy Plan (as defined below) as of the Effective Time will apply and continue to accrue for each applicable Continuing Employee from and after the Effective Time in accordance with the terms of the applicable Legacy Plan. In addition, and without limiting the generality of the foregoing, (i) Parent will use commercially reasonable efforts to cause each Continuing Employee to be immediately eligible to participate, without any waiting time, in each New Plan to the extent such Continuing Employee was eligible to participate immediately prior to the Effective Time in an Envestnet benefit plan providing analogous benefits (such Envestnet plans, collectively, the “Legacy Plans”), (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Continuing Employee, Parent will use commercially reasonable efforts to waive all pre-existing condition exclusions and actively at work requirements of such New Plans for such Continuing Employee and his or her covered dependents, such that each Continuing Employee will be immediately eligible to participate therein, without any waiting time, notwithstanding anything herein to the contrary, unless such conditions would not have been waived under the Legacy Plans and (iii) Parent will use commercially reasonable efforts to cause any eligible expenses incurred by a Continuing Employee and his or her covered dependents during the portion of the plan year of each Legacy Plan ending on the date such Continuing Employee’s participation in the corresponding New Plan begins will be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

Convertible Notes, Revolving Credit Agreement and Capped Call Transactions

Convertible Notes

The Company will (i) take all actions as may be required in accordance with, and subject to the terms of, the applicable provisions of each of the Convertible Notes Indentures, including the giving of any notices required by the Convertible Notes Indentures in connection with the Transactions and making any repurchases required under the Convertible Notes Indentures or conversions of the Convertible Notes occurring as a result of the Transactions in accordance with the terms of the Convertible Notes Indentures, (ii) prior to the Closing Date, prepare any supplemental indentures required in connection with the Transactions and the consummation thereof to be executed and delivered to the Trustee at or prior to the Effective Time under each of the Convertible Notes Indentures, (iii) take all such further actions, including the delivery of any officers’ certificates and opinions of counsel required by the Convertible Notes Indentures or other documents or instruments, as may be necessary to comply with all of the terms and conditions of the Convertible Notes Indentures in connection with the Transactions, (iv) provide Parent and its counsel reasonable opportunity to review and comment on any written notice or communication and any notices, certificates, press releases, supplemental indentures, legal opinions, officers’ certificates or other documents or instruments deliverable pursuant to or in connection with the Convertible Notes Indentures prior to the dispatch or making thereof, and (v) use commercially reasonable efforts to (and cause its subsidiaries to use commercially reasonable efforts to) cause their respective representatives to, cooperate with Parent in connection with the fulfillment of the Company’s obligations under the terms of the Convertible Notes and the Convertible Notes Indentures at any time after July 11, 2024 as reasonably requested by Parent.

Revolving Credit Agreement

The Company will deliver to Parent at least three business days prior to the Closing Date an executed payoff letter with respect to the Revolving Credit Facility (the “Subject Indebtedness”) in customary form, which payoff letter will (i) indicate the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs and any other monetary obligations then due and payable under the Subject Indebtedness as of the anticipated Closing Date (and the daily accrual thereafter) and payment instructions for the same (the “Payoff Amount”), (ii) state that upon receipt of the Payoff Amount under such payoff letter, the Subject Indebtedness and all related loan documents will be terminated and (iii) provide that all liens and guarantees in connection with the Subject Indebtedness will be automatically released and terminated upon payment of the Payoff Amount on the Closing Date.

Capped Call Transactions

The Company will cooperate with Parent, at Parent’s reasonable written request, in connection with any discussions, negotiations or agreements with certain dealers, any of their respective affiliates or any other person with respect to any determination, adjustment, cancellation, termination, exercise, settlement or computation in connection with the Capped Call Transactions, including with respect to any cash amounts or shares of Envestnet Common Stock that may be receivable by the Company pursuant to the Capped Call Transactions, subject to the mutual agreement of Company, Parent and the relevant dealers in accordance with the terms of the Capped Call Transactions (such agreement not to be unreasonably withheld, conditioned or delayed by the Company); provided that in no event will the Merger Agreement require the Company to effect any such determination, adjustment, cancellation, termination, exercise, settlement or computation in connection therewith prior to the Effective Time or that would be effective if the Effective Time did not occur.

The Company (i) will not, without Parent’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, (a) make any amendments, modifications or other changes to the terms of, or agree to any adjustment under or amounts due upon termination, cancellation or settlement of, the Capped Call Transactions, (b) exercise any right it may have to terminate, or cause the early settlement, exercise or cancellation of, any of the Capped Call Transactions or (c) except as contemplated in the Merger Agreement or has occurred prior to July 11, 2024, enter into any discussions, negotiations or agreements with respect to any of the foregoing in this paragraph and (ii) will keep Parent fully informed of all such discussions and negotiations. The Company will use commercially reasonable efforts to take all such other actions as may be required in accordance with, and subject to, the terms of the Capped Call Transactions, including delivery of any notices or other documents or instruments required to give effect to the foregoing or in connection with the consummation of the Merger, each of which shall be so delivered substantially in a form previously provided to Parent for Parent’s review.

Advisory Contract Client Consents

Certain subsidiaries of Envestnet (“Adviser Subsidiaries” and each, individually, an “Adviser Subsidiary”) are party to contracts (each, an “Advisory Contract”) under which such Adviser Subsidiary acts as an investment advisor or sub-advisor to, or manages any investment or trading account of, the counterparties thereto. In connection with obtaining any approvals and consents related to such Advisory Contracts in accordance with the provisions of the Investment Advisers Act or the Investment Company Act applicable thereto and any other applicable law, the Company will, and will cause each applicable Adviser Subsidiary to, use its reasonable best efforts to do the following:

•

With respect to each Advisory Contract Client of an Adviser Subsidiary that is a Public Fund (as defined below), obtain or to cause to be obtained, in accordance with the provisions of the Investment Company Act applicable thereto and any other applicable law, (i) the necessary approval of each board of directors or other similar governing body of the Public Fund (the “Public Fund Board”), (ii) the approval of the stockholders of each such Public Fund, of a new Advisory Contract relating to such Public Fund, with such agreement becoming effective immediately following the Closing and containing terms that are substantially similar to (with fee and any other economic terms that are not less favorable to the Company or the Adviser Subsidiary than) the terms of the applicable existing Advisory Contract with such Public Fund and (iii) the approval, as necessary, of the Public Fund Board of an “interim contract” pursuant to Rule 15a-4 under the Investment Company Act.

•

With respect to each Advisory Contract Client that is not a Public Fund, including any Private Fund (as defined below), as applicable, obtain or use reasonable best efforts to cause to be obtained prior to Closing, in accordance with applicable law, the consent of such Non-Public Fund Advisory Contract Client to the “assignment” or deemed “assignment” (within the meaning of Section 202(a)(1) and Section 205(a)(2) of the Investment Advisers Act) of its Non-Public Fund Advisory Contract as a result of the Transactions.

•

With respect to any Non-Public Fund Advisory Contract Client that enters into a Non-Public Fund Advisory Contract or an amendment to a Non-Public Fund Advisory Contract with an Adviser Subsidiary between July 11, 2024 and Closing, (i) prior to entering into such Non-Public Fund Advisory Contract, provide written notice to such Non-Public Fund Advisory Contract Client (a) informing such Non-Public Fund Advisory Contract Client of the assignment of such Non-Public Fund Advisory Contract effective as of Closing as a result of the Transactions and (b) stating that, by entering into such Non-Public Fund Advisory Contract, such Non-Public Fund Advisory Contract Client will be deemed to have consented, effective as of Closing, to such assignment and (ii) cause such Contract to permit “assignment” or deemed “assignment” thereof to be obtained without written consent.

For the avoidance of doubt, under no circumstances will the Company nor any Adviser Subsidiary be required to make any payment or provide any other benefit to any Advisory Contract Client to obtain such Advisory Contract Client’s consent and in no event will obtaining Advisory Contract Client Consents be a condition to any of Parent or Merger Sub’s obligations under the Merger Agreement.

For purposes of this Proxy Statement and the Merger Agreement:

“Advisory Contract Client” means each person, as of July 11, 2024, to which, or in respect of which, an Adviser Subsidiary provides investment advisory services pursuant to an Advisory Contract.

“Public Fund” means each vehicle for collective investment (in whatever form of organization, including the form of a corporation, company, limited liability company, partnership, association, trust or other entity, and including each separate portfolio or series of any of the foregoing) (i) that is registered with the SEC as an investment company under the Investment Company Act (including any business development company regulated as such under the Investment Company Act), and (ii) for which an Adviser Subsidiary acts as the sponsor, general partner, managing member, trustee, investment manager, investment adviser, sub-adviser, or in a similar capacity.

“Private Fund” means each vehicle for individual or collective investment (in whatever form of organization, including the form of a corporation, company, limited liability company, partnership, association, trust or other entity, and including each separate portfolio or series of any of the foregoing) (i) that is not registered or required to be registered with the SEC as an investment company under the Investment Company Act and (ii) for which an Adviser Subsidiary acts as the sponsor, general partner, managing member, trustee, investment manager, investment advisor, sub-advisor or in a similar capacity.

No Solicitation of Acquisition Proposals; Board Recommendation Changes

For purposes of this Proxy Statement and the Merger Agreement:

“Acceptable Confidentiality Agreement” means an agreement with Envestnet that is either (i) in effect as of July 11, 2024; or (ii) executed, delivered and effective after July 11, 2024, in either case that contains provisions requiring the counterparty thereto (and any of its affiliates and representatives) that receives material nonpublic information of or with respect to Envestnet and its subsidiaries to keep such information confidential; provided, however, that, in each case, the provisions contained therein are no less restrictive in any material respect to such counterparty (and any of its affiliates and representatives named therein) and no less favorable to the Company in any material respect, in each case, than the terms of the confidentiality agreement entered into between Envestnet and Bain, it being understood that such agreement need not contain any “standstill” or similar provisions, or otherwise prohibit the making of, or amendment or modification to, any Acquisition Proposal.

“Acquisition Proposal” means any bona fide offer or proposal (other than an offer or proposal by Parent or Merger Sub) to engage in an Acquisition Transaction.

“Acquisition Transaction” means any transaction or series of related transactions (other than the Transactions) involving:

(i)

any direct or indirect purchase or other acquisition by any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons, whether from Envestnet or any other person(s), of securities representing more than fifteen percent (15%) of the total outstanding equity securities of Envestnet (by vote or economic interests) after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any person or “group” of persons that, if consummated in accordance with its terms, would result in such person or “group” of persons beneficially owning more than fifteen percent (15%) of the total outstanding equity securities of Envestnet (by vote or economic interests) after giving effect to the consummation of such tender or exchange offer;

(ii)

any direct or indirect purchase, license or other acquisition by any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons of assets constituting or accounting for more than fifteen percent (15%) of the consolidated assets, revenue or net income of Envestnet and its subsidiaries, taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or

(iii)

any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving Envestnet pursuant to which any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons would hold securities representing more than fifteen percent (15%) of the total outstanding equity securities of the Company (by vote or economic interests) after giving effect to the consummation of such transaction.

“Alternative Acquisition Agreement” means any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement and other than in respect of Parent, its affiliates and their respective affiliates in respect of the Transactions.

“Superior Proposal” means any bona fide written Acquisition Proposal that the Company Board has determined in good faith (after consultation with the Company’s financial advisor and outside legal counsel) (i) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financing aspects and terms and conditions of the proposal (including certainty of closing, the identity of the person making the proposal and any termination or break-up fees and conditions to consummation), that the Company Board deems relevant, and (ii) if consummated, would be more favorable, from a financial point of view, to the Company stockholders (in their capacity as such) than the Merger (taking into account any revisions to the Merger Agreement made or proposed in writing by Parent prior to the time of such determination). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “fifteen percent (15%)” in the definition of “Acquisition Transaction” will be deemed to be references to “fifty percent (50%).”

No Solicitation

From July 11, 2024 until the earlier to occur of the Effective Time and the termination of the Merger Agreement, the Company and its subsidiaries will not, and will cause its directors and officers and will direct and use reasonable best efforts to cause its employees and other subsidiaries and representatives not to, directly or indirectly:

•

solicit, initiate, propose, knowingly induce the making, submission or announcement of, knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal;

•

furnish to any person any non-public information relating to the Company or any of its subsidiaries or afford to any person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and any of its subsidiaries, in any such case with the intent to solicit or induce the making, submission or announcement of, or to knowingly encourage or knowingly facilitate, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal;

•

participate or engage in discussions or negotiations with any person with respect to an Acquisition Proposal (other than informing such persons of the provisions contained in this paragraph and contacting the person making the Acquisition Proposal to the extent necessary solely to clarify the terms of the Acquisition Proposal in connection with determining whether the Acquisition Proposal constitutes a Superior Proposal);

•	approve, endorse or recommend any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; or

•	enter into any Alternative Acquisition Agreement, other than in respect of Parent, its affiliates and their respective affiliates in respect of the Transactions.

The Merger Agreement also obligates the Company to take the following actions:

•

cease and cause to be terminated, any and all discussions, communications or negotiations with any person and its subsidiaries and representatives (other than the parties and their respective subsidiaries and representatives) in connection with any Acquisition Proposal (or proposal or offer that could reasonably be expected to lead to an Acquisition Proposal) by any such person;

•

request the return or destruction of all non-public information concerning the Company and its subsidiaries furnished to any person (other than Parent, the guarantors, the financing sources and their respective subsidiaries, representatives and affiliates) in connection with any Acquisition Proposal (or proposal or offer that could reasonably be expected to lead to an Acquisition Proposal) at any time prior to July 11, 2024;

•

terminate all access granted to any such person and its subsidiaries and representatives to any physical or electronic data room maintained by the Company or other diligence access with respect to any Acquisition Proposal (or proposal or offer that could reasonably be expected to lead to an Acquisition Proposal); and

•

not to terminate, waive, amend or modify any provision of, or grant permission or request under, any standstill or confidentiality agreement to which it or any subsidiary is or becomes a party, and use reasonable best efforts to, and cause each of its subsidiaries to use reasonable best efforts to, enforce any such agreement, in each case, unless the Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to do so would be inconsistent with the fiduciary duties of the Board pursuant to applicable law, in which event the Company may take the actions described in this bullet solely to the extent necessary to permit a third party to make an Acquisition Proposal or in order not to be inconsistent with the fiduciary duties of the Board pursuant to applicable law.

Notwithstanding the foregoing restrictions, from July 11, 2024 until the Company’s receipt of the Requisite Stockholder Approval, if the Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that an Acquisition Proposal, that did not result from any material breach of the Merger Agreement, either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal, and the Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take the actions contemplated by this paragraph would be inconsistent with its fiduciary duties pursuant to applicable law, then, so long as the Company promptly (and in any event within 24 hours) notifies Parent of such determination, the Company may, directly or indirectly, (i) subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement, furnish to the person making such Acquisition Proposal (and its subsidiaries and representatives and financing sources) any non-public information relating to the Company or any of its subsidiaries and afford to such person (and such person’s subsidiaries, representatives and financing sources) access to the business, properties, assets, books, records or other non-public information, or to personnel, of the Company and its subsidiaries, including to induce the making, submission or announcement of, or to knowingly encourage, knowingly facilitate or assist, a proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal or potential Acquisition Proposal and any inquiries or the making of any proposal that could reasonably be expected to lead to an Acquisition Proposal or potential Acquisition Proposal; provided, however, that the Company will promptly (and in any event within 24 hours) provide to Parent, or provide Parent access to, any such non-public information concerning the Company and any of its subsidiaries that is provided to any such person, its subsidiaries and its and their respective representatives that was not previously provided to Parent or its subsidiaries and representatives; and (ii) participate or engage in discussions or negotiations with such person (and their subsidiaries, representatives and financing sources) with respect to the Acquisition Proposal.

Company Board Recommendation Changes

As described above, and subject to the provisions described below, the Board has made the recommendation that the Company stockholders vote “FOR” the Merger Proposal. The Merger Agreement provides that the Board will not effect a Company Board Recommendation Change (as defined below) except as described below.

Prior to obtaining the Requisite Stockholder Approval, the Board may not take any action described in the following (any such action, a “Company Board Recommendation Change”):

•	withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Board’s recommendation in a manner adverse to Parent;

•

adopt, approve, endorse, recommend or otherwise declare advisable, or propose publicly to adopt, approve, endorse, recommend or otherwise declare advisable, or submit to the Company’s stockholders for approval or adoption, an Acquisition Proposal;

•	fail to publicly reaffirm the Board’s recommendation within 10 business days after Parent so requests in writing (or, if earlier, at least two business days prior to the Special Meeting);

•

take any formal action or make any recommendation or public statement in connection with a tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Board to the holders of Envestnet Common Stock pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication), or fail to recommend against any tender or exchange offer (it being understood that the Board may refrain from taking a position with respect to an Acquisition Proposal that is a tender or exchange offer until the close of business on the tenth business day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of the Merger Agreement);

•	fail to include the Board’s recommendation in this Proxy Statement; or

•	cause or permit the Company or its subsidiaries to enter into an Alternative Acquisition Agreement.

Notwithstanding the restrictions described above, prior to obtaining the Requisite Stockholder Approval, the Board may effect a Company Board Recommendation Change if (i) there has been an Intervening Event or (ii) the Board determines that an Acquisition Proposal constitutes a Superior Proposal.

The Board may only effect a Company Board Recommendation Change for an Intervening Event if the Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law and if and only if:

•

Envestnet has provided written notice to Parent at least five business days in advance to the effect that the Board, has (i) so determined; and (ii) resolved to effect a Company Board Recommendation Change pursuant to the Merger Agreement, which notice must specify the applicable Intervening Event in reasonable detail;

•

prior to effecting such Company Board Recommendation Change, Envestnet and its representatives, during such five business day notice period, have negotiated with Parent and its representatives in good faith (to the extent that Parent desires to so negotiate) to enable Parent to make such adjustments to the terms and conditions of the Merger Agreement and the Commitment Letters so that the Board no longer determines that the failure to make a Company Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable law; and

•

at the end of the five business day notice period and prior to taking any such action, the Board has considered in good faith any such proposals by Parent to make revisions to the terms of the Merger Agreement and the Commitment Letters, and has determined in good faith (after consultation with its financial advisor and outside legal counsel), that the failure to take such action would continue to be inconsistent with its fiduciary duties pursuant to applicable law if such changes proposed by Parent were to be given effect.

In addition, the Board may only effect a Company Board Recommendation Change, or authorize Envestnet to terminate the Merger Agreement and to enter into an Alternative Acquisition Agreement, in response to a bona fide Acquisition Proposal that the Board has concluded in good faith (after consultation with the Company’s financial advisor and outside legal counsel) is a Superior Proposal if and only if:

•

the Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law;

•	Envestnet and its subsidiaries and their representatives have not materially breached their obligations pursuant to the Merger Agreement with respect to such Acquisition Proposal;

•

Envestnet has provided written notice to Parent at least five business days in advance (the “Notice Period”) to the effect that the Board, has (i) received an Acquisition Proposal that has not been withdrawn; and (ii) it intends to take such action, which notice will specify the identity of the person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) making such Acquisition Proposal, the material terms thereof and copies of all material relevant agreements relating to such Acquisition Proposal;

•

prior to effecting such Company Board Recommendation Change or termination, Envestnet and its representatives, during the Notice Period, have negotiated with Parent and its representatives in good faith (to the extent that Parent desires to so negotiate) to enable Parent to make such adjustments to the terms and conditions of the Merger Agreement and the Commitment Letters so that such Acquisition Proposal would cease to constitute a Superior Proposal or that would obviate the need to effect a Company Board Recommendation Change or termination; provided, however, that in the event of any material revisions to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this paragraph with respect to such new written notice (it being understood that the “Notice Period” in respect of such new written notice will be three business days); and

•

at the end of the Notice Period and prior to taking any such action, the Board has considered in good faith any such proposals by Parent to make revisions to the terms of the Merger Agreement and the Commitment Letters, and has determined in good faith (after consultation with its financial advisor and outside legal counsel), that (i) such Acquisition Proposal continues to constitute a Superior Proposal and (ii) the failure to take such action would be inconsistent with its fiduciary duties pursuant to applicable law if such changes proposed by Parent were to be given effect.

For purposes of this Proxy Statement and the Merger Agreement, an “Intervening Event” means any material Effect with respect to Envestnet (other than in connection with an Acquisition Proposal that constitutes a Superior Proposal) that (i) was not known or reasonably foreseeable to the Board as of July 11, 2024 and (ii) does not relate to (a) any Acquisition Proposal or (b) the mere fact, in and of itself, that the Company meets or exceeds any internal or public projections, forecasts, guidance, estimates, milestones, or budgets or internal or published financial or operating predictions of revenue, earnings, premiums written, cash flow, cash position or other financial performance or results for any period ending on or after July 11, 2024, or changes after July 11, 2024 in the market price or trading volume of the Envestnet Common Stock or credit rating of Envestnet (it being understood that the underlying cause of any of the foregoing in this clause (b) may be considered and taken into account).

Conditions to the Closing of the Merger

The respective obligations of Envestnet, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of each of the following conditions:

•	the receipt of the Requisite Stockholder Approval;

•

(i) the expiration or termination of any applicable waiting periods under any antitrust law set forth on the confidential disclosure schedules to the Merger Agreement and (ii) the receipt of all requisite approvals and prior written non-disapprovals from the governmental entities set forth on the confidential disclosure schedules to the Merger Agreement; and

•

the consummation of the Merger not being restrained, enjoined or otherwise prevented or prohibited or made illegal by any law or order of any governmental entity having jurisdiction over Envestnet, Parent or Merger Sub.

In addition, the obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following conditions:

•

the Company having performed in all material respects all of its obligations, covenants and agreements under the Merger Agreement required to be performed by the Company as of or prior to the Effective Time;

•

the representations and warranties of the Company (other than the representations and warranties in the next two bullets) set forth in the Merger Agreement being true and correct (disregarding for these purposes all “Company Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties) at and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation or warranty expressly speaks as of an earlier date or period, in which case as of such date or period), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, have not had a Company Material Adverse Effect;

•

the representations and warranties of the Company relating to certain aspects of the Company’s organization and good standing, corporate power, enforceability, brokers, opinion of financial advisor and anti-takeover laws being true and correct in all material respects at and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period);

•

the representations and warranties of the Company relating to certain aspects of the Company’s capitalization being true and correct in all respects at and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except for any inaccuracies that individually or in the aggregate are de minimis relative to the total fully diluted equity capitalization of the Company;

•	the absence of any Company Material Adverse Effect after July 11, 2024 that is continuing as of the Closing Date;

•

the receipt by Parent and Merger Sub of a certificate of the Company, executed, on behalf of the Company, by the Company’s Chief Executive Officer and Chief Financial Officer, dated as of the Closing Date, certifying that the foregoing conditions to the obligations of Parent and Merger Sub to consummate the Merger have been satisfied; and

•	the Broker-Dealer Entities having each obtained FINRA Approval.

In addition, the obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following conditions:

•	Parent having performed in all material respects all of its obligations, covenants and agreements under the Merger Agreement required to be performed by Parent as of or prior to the Effective Time;

•

the representations and warranties of Parent and Merger Sub set forth in Article V of the Merger Agreement being true and correct (disregarding for these purposes all “Parent Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties) at and as of the Closing Date as though made at and as of the Closing Date (except to the extent that any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure to be so true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect; and

•

the receipt by the Company of a certificate of Parent, executed, on behalf of Parent, by an authorized officer of Parent, dated as of the Closing Date, certifying that the foregoing conditions to the obligations of Envestnet to effect the Merger have been satisfied.

Indemnification and Insurance

The Merger Agreement provides that, for a period of six years from the Effective Time, Parent and the Surviving Company will not amend, repeal or otherwise modify (i) any provision in the Company’s organizational documents in effect immediately prior to the Effective Time, (ii) any provision in the organizational documents of the Surviving Company or (iii) any provision in the organizational documents of any subsidiary of the Company in effect as of immediately prior to the Effective Time, in each case, in any manner that would adversely affect the rights thereunder of any Indemnified Person (as defined below) to indemnification, exculpation, defense, being held harmless or expense advancement with respect to Indemnified Liabilities, except, in each case, to the extent required by applicable law. For a period of six years from the Effective Time, Parent shall, and shall cause the Surviving Company and its subsidiaries to, fulfill and honor any rights of any Indemnified Person to indemnification, exculpation, defense, being held harmless or expense advancement with respect to Indemnified Liabilities (as defined below) under (a) any provision in the Company’s organizational documents in effect immediately prior to the Effective Time, (b) any provision in the organizational documents of the Surviving Company or (c) any provision in the organizational documents of any subsidiary of the Company in effect as of immediately prior to the Effective Time, in each case to the fullest extent permitted under applicable law.

In addition, the Merger Agreement provides that, during the six year period commencing on the date on which the Effective Time occurs, Parent and the Surviving Company will jointly and severally, indemnify, defend and hold harmless each current or former director or officer of Envestnet and its subsidiaries (and any person who becomes a director or officer of Envestnet or any of its subsidiaries prior to the Effective Time), or any person who acts as a fiduciary under any Company Benefit Plan or is or was serving at the request of Envestnet or any of its subsidiaries as a director or officer of another corporation, partnership, limited liability company, joint venture, employee benefit plan, trust or other enterprise (the “Indemnified Persons”) against all losses, claims, damages, costs, fines, penalties, expenses (including attorneys’ and other professionals’ fees and expenses), liabilities or judgments, or amounts that are paid in settlement, of or incurred in connection with any threatened or actual legal proceeding to which such indemnified person is a party or is otherwise involved (including as a witness), based, in whole or in part, on or arising, in whole or in part, out of the fact that such person is or was a director or officer of the Company or such subsidiary of the Company, a fiduciary under any Company Benefit Plan or is or was serving at the request of the Company or such subsidiary of the Company as a director or officer of another company, joint venture, employee benefit plan, trust or other enterprise or by reason of anything done or not done by such person in any such capacity, to the extent pertaining to any act or omission occurring or existing at or prior to the Effective Time and whether asserted or claimed prior to, at or after the

Effective Time (“Indemnified Liabilities”), including all indemnified liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to, the Merger Agreement or the Transactions, in each case. The Merger Agreement also provides that Envestnet and its subsidiaries will, to the fullest extent permitted under applicable law, advance reasonable and documented out-of-pocket costs and expenses (including attorneys’ and other professionals’ fees and expenses) incurred by any indemnified person in connection with matters for which such Indemnified Persons are eligible to be indemnified by Envestnet, the Surviving Company or any of its subsidiaries pursuant to the Merger Agreement (or otherwise) promptly, and in any case within 15 days after receipt by the Surviving Company of a written request for such advance, subject to the execution by such Indemnified Persons of appropriate and reasonable undertakings in favor of Parent and the Surviving Company to repay such advanced costs and expenses if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Person is not entitled to be indemnified.

The Merger Agreement also provides that Parent will cause the Surviving Company to put in place, effective as of the Effective Time, and Parent will fully prepay, or cause to be prepaid, no later than at or immediately prior to the Closing, “tail” insurance policies with a claims reporting or discovery period of six years from the Effective Time with terms and conditions providing retentions, limits and other material terms that are no less favorable, in the aggregate, to the director and officer liability policy maintained by the Company and its subsidiaries with respect to matters, acts or omissions existing or occurring at or prior to the Effective Time (including the Transactions), subject to certain limits on the aggregate cost for the six years of coverage under such “tail” policy.

Other Covenants

Special Meeting

Envestnet has agreed to establish a record date for the Special Meeting of the Company stockholders as promptly as possible following the mailing of this Proxy Statement to the Company stockholders for the purpose of voting upon the adoption of the Merger Agreement and the approval of the Merger.

Transaction Litigation

Subject to applicable law, the Company will promptly notify Parent of any stockholder demands, litigations, arbitrations or other similar proceedings (including derivative claims) commenced or threatened in writing, or, to the knowledge of the Company, orally against the Company or any director, officer or affiliate of the Company relating to the Merger Agreement or any of the Transactions or seeking damages or discovery in connection with such Transactions (collectively, the “Transaction Litigation”), and keep Parent promptly and reasonably informed regarding any Transaction Litigation. In addition, subject to applicable law, the Company and Parent will (i) cooperate with the other in the defense or settlement of any such Transaction Litigation, at each party’s sole cost and expense, (ii) in good faith consult with each other on a regular basis regarding the defense or settlement of such Transaction Litigation and reasonably consider each other’s advice and views with respect to such Transaction Litigation, but only if it is not reasonably determined by the Company or Parent, upon the advice of counsel, that doing so could result in the loss of the ability to successfully assert any legal privilege or work product protection. Subject to applicable law, none of the Company or any of its subsidiaries will settle or offer to settle any Transaction Litigation without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), except to the extent the settlement is fully covered by the Company’s insurance policies (other than any applicable deductible), but only if such settlement (i) only involves the payment of monetary damages; (ii) would not result in the imposition of (a) any material obligation to be performed by or (b) material restriction imposed against, the Company or any of its subsidiaries following the Closing Date; (iii) does not directly or indirectly attribute to the Company or any of its subsidiaries any admission of liability or any admission of fact that would reasonably be expected to lead to any liability; (iv) does not impose on Parent or Merger Sub (or any affiliate of Parent or Merger Sub) any judgment, contribution obligation, fine, penalty or any other liability and (v) does not involve the admission of any wrongdoing.

Regulatory Efforts

Envestnet, Parent and Merger Sub have agreed to use their respective reasonable best efforts to consummate and make effective, as promptly as reasonably practicable, the Merger, including by using reasonable best efforts to cause the conditions to the Merger set forth in the Merger Agreement to be satisfied. If necessary to receive clearance of the Merger pursuant to antitrust laws, Parent will (and cause its affiliates to) use reasonable best efforts to take any and all action to avoid or eliminate each and every impediment under every antitrust law in each case so as to enable the Closing to occur no later than the Outside Date (as defined below), including (i) if any proceeding is instituted (or threatened to be instituted) challenging the Transactions as violative of any antitrust law, Parent will (and will cause its affiliates to) use reasonable best efforts to take any and all actions necessary to contest and resist any such proceeding and antitrust law and (ii) using reasonable best efforts to have vacated, lifted, reversed or overturned any order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Transactions, in each case, until the issuance of a final, non-appealable order with respect thereto, including (a) proposing, negotiating, committing to and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture or disposition of any businesses, product lines or assets of the Company, Parent and their respective subsidiaries and (b) otherwise taking or committing to take actions that after the Closing would limit the Company’s, Parent’s or their respective subsidiaries’ freedom of action with respect to, or its or their ability to retain, any businesses, product lines or assets of the Company, Parent and their respective subsidiaries.

Capital Financing

From July 11, 2024 and until the Closing, the Company will use reasonable best efforts to provide, and will cause each subsidiary of the Company to use reasonable best efforts to provide, and will use reasonable best efforts to cause its and their respective representatives to provide, such cooperation in connection with arranging and seeking to obtain the capital financing contemplated in the Merger Agreement (the “Capital Financing”) as may be reasonably requested by Parent, including to use reasonable best efforts to:

•

make available to Parent, its advisors and its financing sources such financial and other pertinent information regarding the Company and each Subsidiary of the Company as may be reasonably requested by Parent, its advisors or its actual or potential financing sources, including, but not limited to, (i) such information as is necessary to allow Parent, its advisors and its financing sources to prepare pro forma financial statements and marketing materials and (ii) customary authorization letters (including customary representations with respect to accuracy of information and material non-public information); provided, that the Company is given a reasonable opportunity prior to execution to review and provide comments on such authorization letters and such information distributed to prospective lenders in connection therewith;

•

assist with the preparation of reasonably requested lender and investor presentations, rating agency presentations, bank information memoranda, marketing materials and other similar documents and materials in connection with the Capital Financing and participating in a reasonable number of meetings, presentations, road shows, drafting sessions and due diligence sessions (in each case, including via video conference) with providers or potential providers of the Capital Financing and ratings agencies and otherwise assisting in the marketing efforts of Parent and its financing sources, in each case to the extent customary for Capital Financings of such type;

•

deliver, at least four business days prior to Closing, to Parent all documentation and other information as is reasonably requested by Parent, its advisors and its financing sources at least nine business days prior to Closing with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and beneficial ownership regulations (including beneficial ownership certifications as under 31 C.F.R. § 1010.230);

•	assist with Parent’s preparation, negotiation and execution of definitive written financing documentation and the schedules and exhibits thereto (including loan agreements, guarantees,

collateral agreements, hedging arrangements, customary officer’s certificates and corporate resolutions, as applicable) as may reasonably be requested and subject to the occurrence of the Closing; and

•

provide reasonable and customary assistance in the taking of all corporate and other equivalent organizational actions, subject to the occurrence of the Closing, reasonably necessary to permit the consummation of the Capital Financing on the Closing Date.

Termination of the Merger Agreement

The Merger Agreement may be terminated prior to the Effective Time:

•	by mutual written agreement of Envestnet and Parent; or

•	by either Envestnet or Parent:

•

if the Requisite Stockholder Approval shall not have been obtained by reason of the failure to obtain the required vote at a duly held Special Meeting (including any adjournment, recess, reconvening or postponement thereof), except that this right to terminate the Merger Agreement will not be available to any party whose breach of any representation or warranty or failure to perform any obligation, covenant or agreement under the Merger Agreement has proximately caused, or resulted in, the failure to obtain the Requisite Stockholder Approval;

•

if the Closing has not yet occurred by the Outside Date, except that this right to terminate the Merger Agreement will not be available to any party whose breach of any representation or warranty or failure to perform any obligation, covenant or agreement under the Merger Agreement has proximately caused, or resulted in, the failure of the Closing to occur on or before the Outside Date;

•

if there shall have been (i) any government order restraining, enjoining or otherwise preventing the consummation of the Merger issued by any governmental entity having jurisdiction over any of Envestnet, Parent or Merger Sub that remains in effect and is final and nonappealable, or (ii) any law promulgated, enacted, issued or deemed applicable to the Merger by any governmental entity having jurisdiction over any of the Envestnet, Parent or Merger Sub that prohibits or makes illegal the consummation of the Merger that remains in effect, except that this right to terminate the Merger Agreement shall not be available to any party whose breach of any representation and warranty or whose failure to perform any obligation, covenant or agreement under this Agreement has proximately caused, or resulted in, the issuance of such government order or promulgation, enactment, issuance or deemed applicability of such law or the failure of such government order or law to be resisted, resolved or lifted; or

•	by Envestnet:

•

at any time prior to receipt of the Requisite Stockholder Approval, in order to substantially concurrently enter into a definitive written agreement providing for a Superior Proposal, but only if (i) the Company has not materially breached its obligations under the Merger Agreement with respect to such Superior Proposal and (ii) concurrently with, and as a condition to, any such termination, the Company pays or causes to be paid to Parent (or its designee) the Company Termination Fee;

•

Parent or Merger Sub breach or fail to perform of any of their respective representations, warranties, obligations, covenants or agreements contained in the Merger Agreement, which breach or failure to perform (i) would result in a failure to satisfy any conditions to the obligations of the Company to effect the Merger and (ii) is not capable of being cured prior to the Outside Date, or is not cured by the earlier of (a) 30 days after the giving of written notice to Parent of such breach and (b) the Outside Date (a “Parent Terminable Breach”), but only if the Company is not then in Company Terminable Breach (as defined below); or

•

if (i) all of the conditions to the obligations of Parent and Merger Sub to effect the Merger (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to such conditions being able to be satisfied at the Closing) have been and continue to be satisfied, (ii) either Parent or Merger Sub fail to consummate the Merger on the date the Closing should have occurred, (iii) the Company provided irrevocable written notice to Parent following the date on which the Closing is required to occur and at least two business days prior to such termination, that all conditions to the obligations of Company to effect the Merger have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to such conditions being able to be satisfied at the Closing) or that the Company is willing to waive any unsatisfied conditions to the obligations of Company to effect the Merger, and that the Company is prepared, willing and able to effect the Closing and will effect the Closing, (iv) the Company has notified Parent in writing that it stands ready, willing and able to consummate the Transactions and (v) either Parent or Merger Sub fail to consummate the Merger by the end of such two business day period following receipt of such irrevocable written notice from the Company referred to in clauses (iii) and (iv); or

•	by Parent:

•	at any time prior to, but not after, the time the Requisite Stockholder Approval is obtained, the Board has effected a Company Board Recommendation Change; or

•

if there will have been a breach or a failure to perform by the Company of any of its representations, warranties, obligations, covenants or agreements contained in the Merger Agreement, which breach or failure to perform (i) would result in a failure to satisfy any conditions to the obligations of Parent and Merger Sub to effect the Merger and (ii) is not capable of being cured prior to the Outside Date, or is not cured by the earlier of (a) 30 days after the giving of written notice to the Company of such breach and (b) the Outside Date (a “Company Terminable Breach”), but only if Parent and Merger Sub are not then in Parent Terminable Breach.

Company Termination Fee

If the Merger Agreement is validly terminated in specified circumstances, the Company may be required to pay the Company Termination Fee.

If the Merger Agreement is validly terminated at any time prior to the receipt of the Requisite Stockholder Approval by Parent because the Board has effected a Company Board Recommendation Change or by Envestnet in order to substantially concurrently enter into a definitive written agreement providing for a Superior Proposal, then the Company must pay or cause to be paid to Parent (or its designee) the Company Termination Fee.

If the Merger Agreement is validly terminated because (i) an Acquisition Proposal has been publicly made to the Company or has been publicly made directly to the holders of Envestnet Common Stock generally or has otherwise become publicly known (and, in any such case, whether or not such Acquisition Proposal is conditional or withdrawn), (ii) thereafter, the Merger Agreement is terminated by Parent or the Company due to the Company’s failure to obtain the Requisite Stockholder Approval and (iii) prior to the date that is 12 months after such termination, the Company consummates an Acquisition Proposal for fifty percent (50%) or more of the total outstanding equity securities or assets of Envestnet or the Company enters into a definitive agreement with respect to an Acquisition Proposal for fifty percent (50%) or more of the total outstanding equity securities or assets of Envestnet (whether or not such Acquisition Proposal is consummated), then the Company must pay or cause to be paid to Parent the Company Termination Fee on the date of entry into a definitive agreement with respect to such Acquisition Proposal.

Parent Termination Fee

If the Merger Agreement is validly terminated (i) by the Company because Parent or Merger Sub have breached or failed to perform any of their respective representations, warranties, obligations, covenants or agreements contained in the Merger Agreement, which breach or failure to perform (a) would result in a failure to satisfy any conditions to the obligations of the Company to effect the Merger and (b) is not capable of being cured prior to the Outside Date, or is not cured by the earlier of 30 days after the giving of written notice to Parent of such breach and the Outside Date, (ii) by Parent or the Company because the Closing has not yet occurred by the Outside Date and at such time, the Company is entitled to terminate the Merger Agreement pursuant the foregoing clause (i), or (iii) by the Company because (a) all of the conditions to the obligations of Parent and Merger Sub to effect the Merger (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to such conditions being able to be satisfied at the Closing) have been and continue to be satisfied, (b) either Parent or Merger Sub fail to consummate the Merger on the date the Closing should have occurred, (c) the Company provided irrevocable written notice to Parent following the date on which the Closing is required to occur and at least two business days prior to such termination, that all conditions to the obligations of Company to effect the Merger have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to such conditions being able to be satisfied at the Closing) or that the Company is willing to waive any unsatisfied conditions to the obligations of Company to effect the Merger, and that the Company is prepared, willing and able to effect the Closing and will effect the Closing, (d) the Company has notified Parent in writing that it stands ready, willing and able to consummate the Transactions and (e) either Parent or Merger Sub fail to consummate the Merger by the end of such two business day period following receipt of such irrevocable written notice from the Company referred to in clauses (c) and (d), then, Parent must pay or cause to be paid to the Company the Parent Termination Fee.

If (i) the Company fails to promptly pay the Company Termination Fee when due and, in order to obtain such payment, Parent commences suit that results in a judgment against the Company for the Company Termination Fee or any portion thereof, or (ii) Parent fails to promptly pay the Parent Termination Fee when due, and, in order to obtain such payment, the Company commences suit that results in a judgment against Parent for the amount of the Parent Termination Fee or any portion thereof, the Company or Parent, as applicable, will pay to Parent or the Company, as applicable, the amount of the reasonable and documented out-of-pocket costs and expenses of the other party in connection with such suit, together with interest on such amount at the annual rate of the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made plus five percent (5%) through the date such payment was actually received, or such lesser rate as is the maximum permitted by applicable law; provided, however, that in no event will either party’s aggregate obligations in respect of such costs and expenses exceed $5,000,000.

Specific Performance

Parent, Merger Sub and the Company are entitled to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce the terms of the Merger Agreement, in addition to any other remedy to which they are entitled at law or in equity. However, under no circumstances will Parent or the Company be permitted or entitled to receive both specific performance that results in the occurrence of the Closing and any monetary damages, including, with respect to the Company, the Parent Termination Fee.

Additionally, under no circumstances shall the Company be entitled to seek to specifically enforce or perform Parent’s obligation to complete the Merger or consummate the Closing if the Capital Financing has not been funded (or will not be funded at Closing).

Limitations of Liability

The maximum aggregate liability of Parent, Merger Sub, the equity investors, the guarantors and any of the foregoing’s respective former, current or future, directors, officers, employees, equityholders, affiliates, representatives, successors and assigns for breaches under the Merger Agreement or the failure of the

Transactions to be consummated will not exceed an amount equal to the sum of (i) the amount of the Parent Termination Fee, plus (ii) fees and expenses incurred in connection with any Debt Financing cooperation, plus (iii) enforcement expenses. The maximum aggregate liability of the Company, its subsidiaries and any of the foregoing’s respective former, current or future, directors, officers, employees, equityholders, affiliates, representatives, successors and assigns for breaches under the Merger Agreement or the failure of the Transactions to be consummated will not exceed an amount equal to the sum of (i) the amount of the Company Termination Fee, plus (ii) enforcement expenses. Notwithstanding such limitations of liability, Parent and the Company will be entitled to an injunction, specific performance or other equitable relief as provided in the Merger Agreement.

Fees and Expenses

Except in specified circumstances, regardless of whether the Merger is consummated, Envestnet, on the one hand, and Parent and Merger Sub, on the other hand, are each responsible for all of their respective costs and expenses incurred in connection with preparing for, entering into and carrying out the Merger Agreement and the consummation of the Transactions.

Amendment

The Merger Agreement may be amended in writing at any time before or after the adoption of the Merger Agreement by Company stockholders. However, after the adoption of the Merger Agreement by Company stockholders, no amendment that requires further approval by such stockholders pursuant to applicable law may be made without such approval.

Governing Law

The Merger Agreement is governed by Delaware law.

PROPOSAL 2: ADVISORY VOTE ON MERGER-RELATED EXECUTIVE COMPENSATION ARRANGEMENTS

The Merger-Related Compensation Proposal

Section 14A of the Exchange Act and Rule 14a-21 thereunder, which were enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, require that Envestnet provide Company stockholders with the opportunity to vote to approve on a non-binding, advisory basis, the payment of certain compensation that will or may become payable by Envestnet to its named executive officers in connection with the Merger, as disclosed in the section entitled “The Merger—Golden Parachute Compensation” beginning on page 79 of this Proxy Statement.

Company stockholders are asked to indicate their approval of the compensation that will or may become payable by Envestnet to its named executive officers in connection with the Merger. These payments are set forth in the section entitled “The Merger—Golden Parachute Compensation” beginning on page 79 of this Proxy Statement and the accompanying footnotes. In general, except as described herein, the various plans and arrangements pursuant to which these compensation payments may be made have previously formed part of the Company’s overall compensation program for its named executive officers, and previously have been disclosed to Company stockholders as part of the “Compensation Discussion and Analysis” and related sections of the Company’s annual proxy statements. These arrangements were adopted and approved by the Compensation Committee, which is composed solely of independent directors, and are believed to be reasonable and in line with marketplace norms.

Accordingly, Envestnet is seeking approval of the following resolution at the Special Meeting:

“RESOLVED, that the stockholders of Envestnet, Inc. approve, ratify and confirm, on a non-binding, advisory basis, the compensation that will or may become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled “The Merger—Golden Parachute Compensation” beginning on page 79 of this Proxy Statement for the Special Meeting of stockholders.”

Company stockholders should note that this proposal is not a condition to consummation of the Merger, and as an advisory vote, the result will not be binding on Envestnet, the Board or Parent. Accordingly, regardless of the outcome of the advisory vote, if the Merger is consummated, the Company’s named executive officers will be eligible to receive the compensation that is based on, or otherwise relates to, the Merger in accordance with the terms and conditions applicable to those payments.

Vote Required

The vote on the Merger-Related Compensation Proposal is a vote separate and apart from the vote on the Merger Proposal. Accordingly, you may vote to approve the Merger Proposal and vote not to approve the Merger-Related Compensation Proposal and vice versa. Because the vote on the Merger-Related Compensation Proposal is advisory only, it will not be binding on Envestnet. Accordingly, if the Merger Agreement is approved and adopted by the Company stockholders, and the Merger is completed, the compensation may be paid to the Company’s named executive officers in accordance with the terms of their compensation agreements and arrangements even if the Company stockholders fail to approve the Merger-Related Compensation Proposal.

The affirmative vote of the holders of a majority of the total number of shares of Envestnet Common Stock present at the Special Meeting, or represented by proxy and entitled to vote thereon, is required to approve, by means of a non-binding, advisory vote, the Merger-Related Compensation Proposal.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE MERGER-RELATED COMPENSATION PROPOSAL.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal

Company stockholders are being asked to approve a proposal that will give Envestnet authority from the Company stockholders to adjourn the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or in the absence of a quorum.

If a quorum is not present, the holders of a majority of the total number of votes of shares of Envestnet Common Stock present at the Special Meeting, or represented by proxy and entitled to vote thereon, may adjourn the Special Meeting from time to time until a quorum shall be present.

If a new record date is or must be fixed under law, a notice of the adjourned meeting must be given to each stockholder of record as of the new record date and who is otherwise entitled to notice of and vote at such meeting.

If the Special Meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the Special Meeting Proposals. At any adjourned meeting, any business may be transacted which might have been transacted at the original Special Meeting, and all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Special Meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.

Vote Required

The vote on the Adjournment Proposal is a vote separate and apart from the vote on the Merger Proposal. Accordingly, you may vote to approve the Merger Proposal and vote not to approve the Adjournment Proposal and vice versa. The affirmative vote of the holders of a majority of the total number of shares of Envestnet Common Stock present at the Special Meeting, or represented by proxy and entitled to vote thereon is required to approve the Adjournment Proposal. Abstentions will have the same effect as votes “AGAINST” the Adjournment Proposal.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

MARKET PRICES AND DIVIDEND DATA

Envestnet Common Stock is listed on the NYSE under the symbol “ENV.” The closing price of Envestnet Common Stock on July 10, 2024, the last full trading day prior to the Board’s approval of the Merger Agreement, was $61.70. On August 22, 2024, the latest practicable trading day before the date of this Proxy Statement, the closing price of Envestnet Common Stock was $62.80 per share. As a result of the Merger, the Surviving Company will become a wholly owned subsidiary of Parent. Envestnet will no longer be an independent public company, the Envestnet Common Stock will be delisted on the NYSE and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations, and Envestnet will no longer file periodic reports with the SEC on account of the Envestnet Common Stock.

As of the Record Date, there were 55,244,657 shares of Envestnet Common Stock outstanding, held by approximately 108 stockholders of record. The Board is responsible for determining the Company’s dividend policy. Under the Merger Agreement, the Company may not declare, set aside, make or pay any dividend or other distribution payable in cash, stock or property with respect to the Envestnet Common Stock (other than with respect to any wholly owned subsidiary of the Company) to the Company or another wholly owned subsidiary of the Company, without the prior written consent of Parent. In the event that the Merger is not consummated, our payment of any future dividends would be at the discretion of the Board and will depend on then-existing conditions, including our financial condition, operating results, contractual restrictions, capital requirements, business prospects, and other factors the Board may deem relevant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the total number of shares of Envestnet Common Stock beneficially owned and the percentage of the shares so owned as of August 20, 2024 by:

•	each person, or group of affiliated persons, known by us to beneficially own more than five percent (5%) of Envestnet Common Stock based solely on public filings made by such owners with the SEC;

•	each director;

•	each named executive officer; and

•	all directors and current executive officers as a group.

The percentage ownership information is based on 55,244,657 shares of Envestnet Common Stock outstanding as of August 20, 2024, which for purposes of the table below includes any shares of unvested restricted stock that are held by such individual or entity over which such individual or entity has voting rights.

The number of shares beneficially owned by each Company stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to equity awards or other rights held by such person that are currently exercisable or will become exercisable within 60 days after August 20, 2024, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated in the table or the footnotes to the following table, each person named in the table has sole voting and investment power and such person’s address is c/o Envestnet, Inc., 1000 Chesterbrook Boulevard, Suite 250, Berwyn, Pennsylvania 19312.

Name	Number of outstanding shares beneficially owned	Percentage of beneficial ownership
5% Shareholders
BlackRock, Inc. (1)	8,044,527	14.6%
The Vanguard Group (2)	6,015,454	10.9%
Impactive Capital LP (3)	4,188,871	7.6%

Named Executive Officers and Directors
William Crager (4)	346,125	*
Joshua Warren	13,731	*
Shelly O’Brien (5)	56,523	*
Peter D’Arrigo	119,040	*
Luis Aguilar (6)	24,906	*
Gayle Crowell (7)	22,672	*
James L. Fox (8)	45,558	*
Wendy Lane	4,991	*
Valerie Mosley	15,533	*
Gregory Smith (9)	39,204	*
Lauren Taylor Wolfe (10)	4,188,871	7.6%
Barbara Turner	7,168	*
All current executive officers and directors as a group	4,884,322	8.8%

*	Denotes beneficial ownership of less than one percent (1%).
(1)

The ownership information is based entirely on the material contained in the Schedule 13D/A filed by BlackRock Inc. on July 12, 2024. As reported in such filing, BlackRock Inc. reported sole voting power with respect to 8,014,594 shares of Envestnet Common Stock, shared voting power with respect to 0 shares of Envestnet Common Stock, sole dispositive power with respect to 8,044,527 shares of Envestnet Common Stock and shared dispositive power with respect to 0 shares of Envestnet Common Stock. The registered address for BlackRock Inc. is 55 East 52nd Street, New York, NY 10055.
(2)

The ownership information is based entirely on the material contained in Amendment No. 10 to Schedule 13G filed by The Vanguard Group on February 13, 2024. The Vanguard Group reported sole voting power with respect to 0 shares of Envestnet Common Stock, shared voting power with respect to 89,890 shares of Envestnet Common Stock, sole dispositive power with respect to 5,875,949 shares of Envestnet Common Stock and shared dispositive power with respect to 139,505 shares of Envestnet Common Stock. The registered address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(3)

The ownership information is based entirely on the material contained in a Form 4 filed by Impactive Capital LP on March 19, 2024. Impactive Capital LP reported sole voting power with respect to 0 shares of Envestnet Common Stock, shared voting power with respect to 4,188,871 shares of Envestnet Common Stock, sole dispositive power with respect to 0 shares of Envestnet Common Stock and shared dispositive power with respect to 4,188,871 shares of Envestnet Common Stock. Lauren Taylor Wolfe, a Managing Member of Impactive Capital LLC, the general partner of Impactive Capital LP, currently serves as a director of Envestnet. The address for Impactive Capital LP is 152 West 57th Street, New York, NY 10019.

(4)

Includes (i) 22,985 options to purchase shares of Envestnet Common Stock that are exercisable as of August 20, 2024 or that will become exercisable within 60 days after such date, (ii) 100 shares indirectly held by Mr. Crager’s wife and (iii) 100,000 shares held as security in a margin account.

(5)	Includes of 8,931 options to purchase shares of Envestnet Common Stock that are exercisable as of August 20, 2024 or that will become exercisable within 60 days after such date.
(6)	Includes 1,745 options to purchase shares of Envestnet Common Stock that are exercisable as of August 20, 2024 or that will become exercisable within 60 days after such date.
(7)

Includes (i) 1,745 options to purchase shares of Envestnet Common Stock that are exercisable as of August 20, 2024 or that will become exercisable within 60 days after such date and (ii) 3,852 shares held by a trust in which Ms. Crowell is a trustee and beneficial owner.

(8)	Includes 8,082 options to purchase shares of Envestnet Common Stock that are exercisable as of August 20, 2024 or that will become exercisable within 60 days after such date.
(9)	Includes 8,038 options to purchase shares of Envestnet Common Stock that are exercisable as of August 20, 2024 or that will become exercisable within 60 days after such date.
(10)

Includes shares Ms. Taylor Wolfe may be deemed to exercise voting and investment power over in her capacity as Managing Member of Impactive Capital LLC, the general partner of Impactive Capital LP, a 7.6% percent stockholder of Envestnet. In a Form 4 filed by Impactive Capital LP on March 19, 2024, Impactive Capital LP reported sole voting power with respect to 0 shares of Envestnet Common Stock, shared voting power with respect to 4,188,871 shares of Envestnet Common Stock, sole dispositive power with respect to 0 shares of Envestnet Common Stock and shared dispositive power with respect to 4,188,871 shares of Envestnet Common Stock.

APPRAISAL RIGHTS

If the Merger is consummated, stockholders and beneficial owners of Envestnet Common Stock who do not vote in favor of the Merger Proposal and who properly exercise and perfect their demand for appraisal and do not otherwise lose their appraisal rights under Section 262 of the DGCL shall be entitled to seek appraisal of their shares in connection with the Merger pursuant to Section 262 of the DGCL.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL which is accessible, without subscription or cost, at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that stockholders or beneficial owners exercise their appraisal rights under Section 262 of the DGCL. All references in Section 262 of the DGCL and in this summary to a “stockholder” or “holder” are to the stockholder of record of shares of Envestnet Common Stock unless otherwise expressly noted therein or herein, and all such references to a “beneficial owner” mean a person who is the beneficial owner of shares of Envestnet Common Stock held either in voting trust or by a nominee on behalf of such person unless otherwise expressly noted therein or herein.

Under Section 262 of the DGCL, if the Merger is consummated, stockholders and beneficial owners of Envestnet Common Stock who (i) deliver a written demand for appraisal of their shares of Envestnet Common Stock to Envestnet before the vote is taken on the Merger Proposal, (ii) do not submit a proxy or otherwise vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (iii) continue to hold of record or beneficially own, as applicable, their applicable shares of Envestnet Common Stock through the Effective Time, (iv) comply with all other procedures for exercising appraisal rights under the DGCL and (v) do not withdraw their demands for or otherwise lose their appraisal rights under, the applicable provisions of Section 262 of the DGCL, will be entitled to have their shares appraised by the Court of Chancery and to receive in lieu of the Merger Consideration payment in cash of the amount determined by the Court of Chancery to be the “fair value” of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value as determined by the Court of Chancery (subject, in the case of interest payments, to any voluntary cash payments made by the Surviving Company pursuant to subsection (h) of Section 262 of the DGCL). Stockholders and beneficial owners considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the Merger Consideration of $63.15 per share payable pursuant to the Merger Agreement if they did not seek appraisal of their shares.

Under Section 262 of the DGCL, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice either a copy of Section 262 of the DGCL or information directing the stockholders to a publicly available electronic resource at which Section 262 of the DGCL may be accessed without subscription or cost. This Proxy Statement constitutes the Company’s notice to Company stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 of the DGCL may be accessed, without subscription or cost, at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc 09/index.html#262. In connection with the Merger, any holder or beneficial owner of shares of Envestnet Common Stock who wishes to exercise appraisal rights or who wishes to preserve such person’s right to do so should review the following summary and the applicable statutory provisions carefully. Failure to comply with the requirements of Section 262 of the DGCL in a timely and proper manner may result in the loss of appraisal rights under the DGCL. In addition, the Court of Chancery will dismiss appraisal proceedings as to all Company stockholders and beneficial owners who are otherwise entitled to appraisal rights unless (i) the total number of shares of Envestnet Common Stock entitled to appraisal exceeds one percent (1%) of the outstanding shares of Envestnet Common Stock eligible for appraisal or (ii) the value of the aggregate Merger Consideration in respect of such shares of Envestnet Common Stock exceeds $1 million. Because of the complexity of the procedures for exercising appraisal rights, Envestnet believes that if a Company stockholder or beneficial owner is considering exercising appraisal rights, that person should seek the advice of legal counsel. A Company stockholder or beneficial owner who loses their appraisal rights will be entitled to receive the Merger Consideration upon the terms and conditions set forth in the Merger Agreement.

Company stockholders and beneficial owners wishing to exercise the right to seek an appraisal of their shares of Envestnet Common Stock must comply with Section 262 of the DGCL, which means doing, among other things, ALL of the following:

•	the stockholder or beneficial owner must not vote in favor of, or consent in writing to, the Merger Proposal;

•

the stockholder or beneficial owner must deliver to Envestnet a written demand for appraisal of such holder’s or owner’s shares of Envestnet Common Stock before the vote on the Merger Proposal at the Special Meeting;

•

the stockholder or beneficial owner must continuously hold or beneficially own, as applicable, the shares from the date of making the demand through the effective date of the Merger (if a stockholder or beneficial owner, as applicable, transfers the shares before the effective date of the Merger, such person will lose appraisal rights with respect to the shares so transferred); and

•

the stockholder or beneficial owner, another stockholder or beneficial owner who has properly demanded appraisal rights or the Surviving Company must file a petition in the Court of Chancery requesting a determination of the fair value of the shares within 120 days after the effective date of the Merger. The Surviving Company is under no obligation to file any petition and has no intention of doing so.

If you fail to comply with any of these conditions and the Merger is completed, you will be entitled to receive the Merger Consideration upon the terms and conditions set forth in the Merger Agreement, but you will have no appraisal rights with respect to your shares of Envestnet Common Stock.

Making a Written Demand

Any holder or beneficial owner of shares of Envestnet Common Stock wishing to exercise appraisal rights must deliver to Envestnet, before the vote on the Merger Proposal at the Special Meeting, a written demand for the appraisal of such person’s shares. The person making the written demand must be a stockholder of record or a beneficial owner, as applicable, on the date the written demand for appraisal is made, and such person must continue to hold or beneficially own, respectively, the shares as to which such demand relates through the effective date of the Merger.

A stockholder or beneficial owner wishing to exercise appraisal rights must not vote or submit a proxy in favor of the Merger Proposal either by ballot or by proxy. In the case of a holder of record shares of Envestnet Common Stock, a proxy that is submitted by a stockholder of record and does not contain voting instructions will, unless revoked, be voted in favor of the Merger Proposal, and it will cause such Company stockholder to lose their right to appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the Merger Proposal or abstain from voting on the Merger Proposal. In the case of a beneficial owner, brokers, banks and other nominees that hold shares of Envestnet Common Stock in “street name” for their customers do not have discretionary authority to vote those shares on the Merger Proposal without specific voting instructions from the beneficial owner on such proposal, but such brokers, banks or other nominees will vote such shares as instructed if the beneficial owner provides such instructions. If a beneficial owner of shares held in “street name” instructs such person’s broker, bank or other nominee to vote such person’s shares in favor of the Merger Proposal, and does not revoke such instruction prior to the vote on the Merger Proposal, then such shares will be voted in favor of the adoption of the Merger Agreement, and it will cause such beneficial owner to lose their right to appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a beneficial owner who wishes to exercise appraisal rights must either not provide any instructions to such person’s broker, bank or other nominee how to vote on the Merger Proposal or must instruct such broker, bank or other nominee to vote against the adoption of the Merger Agreement or abstain from voting on such proposal. Neither voting against the Merger Proposal nor abstaining from voting or failing to vote on the Merger Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal. A proxy or vote against the Merger Proposal will not constitute a demand. A stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the Merger Proposal at the Special Meeting will cause such person to lose their appraisal rights in connection with the Merger.

A demand for appraisal made by a Company stockholder or beneficial owner should be executed by or on behalf of the stockholder of record or beneficial owner, as applicable, and must reasonably inform Envestnet of the identity of such stockholder or beneficial owner. In addition, in the case of a demand for appraisal by a beneficial owner, the demand must also (i) reasonably identify the stockholder of record of the shares for which the demand is made, (ii) be accompanied by documentary evidence of the beneficial owner’s ownership of stock (such as a brokerage or securities account statement containing such information or a letter from the broker or other stockholder of record of such shares confirming such information) and a statement that such documentary evidence is a true and correct copy of what it purports to be and (iii) provide an address at which such beneficial owner consents to receive notices given by the Surviving Company under Section 262 of the DGCL and the verified list required by subsection (f) of Section 262 of the DGCL (discussed further below). Whether made by a Company stockholder or a beneficial owner, a written demand for appraisal must state that the person intends thereby to demand appraisal of the person’s shares in connection with the Merger. If the shares are held of record or beneficially owned in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of such stockholder of record or beneficial owner, and if the shares are held of record or beneficially owned by more than one person, such as in a joint tenancy or a tenancy in common, the demand should be executed by or on behalf of all such joint holders of record or beneficial owners. An authorized agent, including an authorized agent for two or more joint stockholders or beneficial owners, may execute a demand for appraisal on behalf of a stockholder of record or beneficial owner; however, the agent must identify the stockholder or holders of record or beneficial owner or owners, respectively, and should expressly disclose that, in executing the demand, the agent is acting as agent for the stockholder or holders of record or beneficial owner or owners, as applicable.

All written demands for appraisal pursuant to Section 262 of the DGCL should be mailed or delivered to:

Envestnet, Inc.

1000 Chesterbrook Boulevard, Suite 250

Berwyn, Pennsylvania 19312

Attention: Corporate Secretary

Any holder or beneficial owner of shares of Envestnet Common Stock who has delivered a written demand to Envestnet and who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his or her or its demand for appraisal in respect of some or all of such person’s shares and accept the Merger Consideration with respect to the shares subject to the withdrawal by delivering to Envestnet a written withdrawal of the demand for appraisal within 60 days after the effective date of the Merger. However, any such attempt to withdraw the demand made more than 60 days after the effective date of the Merger will require written approval of the Surviving Company. No appraisal proceeding in the Court of Chancery will be dismissed as to any person without the approval of such court and such approval may be conditioned upon such terms as the Court of Chancery deems just; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal in respect of some or all of such person’s shares and accept the Merger Consideration with respect to the shares subject to the withdrawal within 60 days after the effective date of the Merger.

Notice by the Surviving Company

If the Merger is consummated, within 10 days after the effective date of the Merger, the Surviving Company will notify each holder of shares of Envestnet Common Stock who has made a written demand for appraisal pursuant to Section 262 of the DGCL and who has not voted in favor of the Merger Proposal, and any beneficial owner who has demanded appraisal in such person’s name pursuant to Section 262 of the DGCL, that the Merger has become effective.

Filing a Petition for Appraisal

Within 120 days after the effective date of the Merger, the Surviving Company or any holder or beneficial owner of shares of Envestnet Common Stock who has complied with Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Court of Chancery, with a copy served on the Surviving Company in the case of a petition filed by a stockholder or beneficial owner, demanding a determination of the fair value of the shares held by all persons entitled to appraisal. If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The Surviving Company is under no obligation, and has no present intention, to file such a petition, and Company stockholders and beneficial owners should not assume that the Surviving Company will file a petition or initiate any negotiations with respect to the fair values of shares of Envestnet Common Stock. Accordingly, any holders or beneficial owners of shares of Envestnet Common Stock who desire to have their shares appraised by the Court of Chancery should assume that they will be responsible for filing a petition for appraisal with the Court of Chancery in the manner prescribed in Section 262 of the DGCL. The failure of a holder or beneficial owner of shares of Envestnet Common Stock to file such a petition for appraisal within the period specified in Section 262 of the DGCL could nullify the person’s previous written demand for appraisal.

Within 120 days after the effective date of the Merger, any holder or beneficial owner of shares of Envestnet Common Stock who has complied with the requirements for the exercise of appraisal rights, will be entitled, upon written request, to receive from the Surviving Company a statement setting forth the aggregate number of shares not voted in favor of the Merger proposal and with respect to which Envestnet received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares of such common stock (provided that, in the case of a demand made by a beneficial owner in such person’s name, the stockholder of record of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). The Surviving Company must mail this statement to the requesting person within 10 days after receipt of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for an appraisal is duly filed by a holder or beneficial owner of shares of Envestnet Common Stock and a copy thereof is served upon the Surviving Company, the Surviving Company will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (the “Verified List”) containing the names and addresses of all persons who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders and beneficial owners as required by the court, the Court of Chancery is empowered to conduct a hearing on the petition to determine those persons who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder. The Court of Chancery may require the persons who demanded appraisal of their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any person fails to comply with the direction, the Court of Chancery may dismiss the proceedings as to such person.

Determination of Fair Value

After determining the persons entitled to appraisal, the appraisal proceeding will be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. The Court of Chancery will appraise the “fair value” of the shares of Envestnet Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Court of Chancery of will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. The Delaware Supreme Court has indicated that transaction price is one of the relevant factors the Court of Chancery may consider in determining “fair value” and that absent deficiencies in the sale process the transaction price should be given “considerable weight.” Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Supreme Court of Delaware stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Stockholders and beneficial owners considering seeking appraisal should be aware that the fair value of their shares as so determined by the Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL. Although Envestnet believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Court of Chancery, and stockholders and beneficial owners should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Neither Envestnet nor Parent anticipates offering more than the $63.15 per share Merger Consideration to any person exercising appraisal rights. Each of Envestnet and Parent reserves the right to assert, in any appraisal proceeding, that for purposes of Section 262 of the DGCL, the “fair value” of a share of Envestnet Common Stock is less than the $63.15 per share Merger Consideration.

Unless the Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment; provided that if at any time before the Court of Chancery enters judgment in the appraisal proceeding, the Company, as the surviving corporation of the Merger, pays to each person entitled to appraisal an amount in cash, interest will accrue after the time of such payment only on the amount that equals the sum of (i) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Court of Chancery and (ii) any interest accrued prior to the time of such voluntary payment, unless paid at such time. The Surviving Company is under no obligation to make such voluntary cash payment prior to such entry of judgment. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Court of Chancery and taxed upon the parties as the Court of Chancery deems equitable under the circumstances. Upon application of any person whose name appears on the Verified List and who participated in the appraisal proceeding and incurred expenses therewith, the Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to be appraised not dismissed pursuant to Section 262(k) of the DGCL. In the absence of such determination or assessment, each party bears its own expenses.

If any stockholder or beneficial owner who demands appraisal of their shares of Envestnet Common Stock under Section 262 of the DGCL fails to perfect, or loses or successfully withdraws, such person’s right to appraisal, the person’s shares of Envestnet Common Stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration on the terms and conditions set forth in the Merger Agreement. A person will fail to perfect, or effectively lose or withdraw, the person’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the Merger or if the stockholder or beneficial owner, as applicable, delivers to the Surviving Company a written withdrawal of the person’s demand for appraisal in respect to some or all of such person’s shares and an acceptance of the Merger Consideration with respect to the shares subject to withdrawal in accordance with Section 262 of the DGCL.

From and after the effective date of the Merger, no person who has demanded appraisal rights will be entitled to vote shares of Envestnet Common Stock for any purpose, or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the person’s shares of Envestnet Common Stock, if any, payable to Company stockholders of record as of a time prior to the Effective Time.

Failure to comply with all of the procedures set forth in Section 262 of the DGCL may result in the loss of statutory appraisal rights. Consequently, any Company stockholder or beneficial owner wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

COMPANY STOCKHOLDERS AND BENEFICIAL OWNERS WHO VOTE SHARES IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT WILL NOT BE ENTITLED TO EXERCISE APPRAISAL RIGHTS WITH RESPECT THERETO BUT, RATHER, WILL RECEIVE THE MERGER CONSIDERATION.

OTHER MATTERS

The sole business that may be considered at the Special Meeting are the matters set forth in the Notice of Special Meeting accompanying this Proxy Statement.

FUTURE STOCKHOLDER PROPOSALS

If the Merger is completed, we will have no public stockholders, and there will be no public participation in any future meetings of Company stockholders. However, if the Merger is not consummated, Company stockholders will continue to be entitled to attend and participate in Company stockholders’ meetings. Envestnet would expect to hold the 2025 annual meeting of stockholders only if the Merger is not consummated by the time that such meeting would otherwise be held.

As described in our annual proxy statement for the 2024 annual meeting of stockholders, filed on April 5, 2024, any proposal or proposals by a Company stockholder intended to be included in the proxy statement and form of proxy relating to the annual meeting of Company stockholders to be held in 2025 must comply with the procedures set forth in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, your proposal(s) must be received by the Company no later than December 6, 2024. Proposals should be sent to the Corporate Secretary at its principal executive offices, Envestnet, Inc., 1000 Chesterbrook Boulevard, Suite 250, Berwyn, Pennsylvania 19312. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the annual meeting of stockholders to be held in 2025 any Company stockholder proposal which may be omitted from the proxy materials according to applicable regulations of the SEC or otherwise by law.

To submit a stockholder proposal that is not eligible for inclusion in the proxy materials for our next annual meeting, or to make a nomination for one or more directors at the annual meeting, a stockholder must give timely notice of the proposal or nomination in writing to our Corporate Secretary at our principal executive offices and comply with the other requirements set forth in our bylaws. To be timely, notice must be delivered to the Corporate Secretary at the address noted above between December 6, 2024 and January 5, 2025; provided, however, that if the date of the annual meeting is more than 30 days before or after the anniversary date of the prior year’s annual meeting, we must receive the stockholder’s notice by the close of business on the later of 90 days prior to the annual meeting and 10 days after the day we provide disclosure of the meeting date.

The notice must set forth, as to each proposed matter, the information required by Section 4.1 (for stockholder proposals) or Section 5.2 (for director nominations) of our bylaws which includes the following: (i) for stockholder proposals, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our bylaws, the language of the proposed amendment), and reasons for conducting such business at the meeting or, for director nominations, certain biographical and background information about each nominee; (ii) the name and record address of the stockholder proposing such business or director nominee and the beneficial owner, if any, on whose behalf the proposal or nomination is made; (iii) the number of shares of Envestnet Common Stock that are owned beneficially and of record by the stockholder and beneficial owner; (iv) for stockholder proposals, any material interest of the stockholder in such business or, for director nominations, a description of all arrangements or understandings between such stockholder and each person the stockholder proposes for election or re-election as a director and (v) any other information that is required to be provided by such stockholder pursuant to the Exchange Act or applicable SEC rules.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders that intend to solicit proxies in support of director nominees other than the Company’s nominee(s) must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 9, 2025. If the date of the annual meeting of stockholders is more than 30 days before or after the anniversary date of the prior year’s annual meeting, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide such notice by the later of 60 days prior to the meeting or the tenth day after the day on which public announcement of the date of such meeting is first made by the Company.

The presiding officer of the meeting will not acknowledge any proposal or nomination not made in compliance with the foregoing procedures.

HOUSEHOLDING INFORMATION

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless one or more affected stockholders have notified Envestnet of their desire to receive multiple copies of proxy statements or other proxy materials. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of this proxy statement or other proxy materials in the future, or if you are receiving multiple copies of this proxy statement and would like to request “householding” of communications to your address, please contact Envestnet at its address identified below. Envestnet will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Oral or written requests for additional copies should be directed to Envestnet, Inc., 1000 Chesterbrook Boulevard, Suite 250, Berwyn, Pennsylvania 19312, Attention: Corporate Secretary, (312) 827-2800.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that Envestnet can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in this Proxy Statement or incorporated by reference subsequent to the date of this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that Envestnet has previously filed with the SEC (other than those documents or the portions of those documents not deemed to be filed). These documents contain important information about Envestnet and its financial condition and are incorporated by reference into this Proxy Statement.

The following Envestnet filings with the SEC are incorporated by reference:

•

Quarterly Reports on Form 10-Q for the first quarter of fiscal year 2024, ended March 31, 2024, filed with the SEC on May 8, 2024, and for the second quarter of fiscal year 2024, ended June 30, 2024, filed with the SEC on August 9, 2024;

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 28, 2024;

•	Definitive Proxy Statement on Schedule 14A for the May 8, 2024 annual meeting of stockholders, filed with the SEC on April 5, 2024; and

•

Current Reports on Form 8-K, filed with the SEC on January 8, 2024 (excluding Items 2.02 and 7.01), as amended on March  15, 2024, February  22, 2024, March  15, 2024, March  28, 2024, May  10, 2024, July  11, 2024 (excluding Item 7.01), as amended on July  11, 2024, and July 18, 2024.

Envestnet also incorporates by reference into this Proxy Statement additional documents that it may file with the SEC (other than those documents or the portions of those documents not deemed to be filed) between the date of this Proxy Statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement in accordance with its terms. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on the Company’s website is not part of this Proxy Statement, and therefore is not incorporated by reference into this Proxy Statement.

You may obtain any document we file with the SEC without charge through the SEC website at www.sec.gov, on our website at https://www.envestnet.com or upon written request to Envestnet, Inc., 1000 Chesterbrook Boulevard, Suite 250, Berwyn, Pennsylvania 19312, Attention: Corporate Secretary, (312) 827-2800. If you request any of these documents from us, we will mail them to you by first-class mail, or similar means. Exhibits will be provided upon request.

If you have any questions about this Proxy Statement, the Special Meeting, the Merger Agreement or the Merger or need assistance with voting procedures, you should contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders May Call: (877) 750-0831 (TOLL-FREE from the United States and Canada)

or +1 (412) 232-3651 (from other locations)

Banks and Brokers May Call Collect: (212) 750-5833

MISCELLANEOUS

Envestnet has supplied all information relating to Envestnet, and Parent has supplied, and Envestnet has not independently verified, all of the information relating to Bain, Parent and Merger Sub contained in the sections entitled “Summary—Parties Involved in the Merger” beginning on page 3 of this Proxy Statement, “The Merger—Parties Involved in the Merger” beginning on page 33 of this Proxy Statement, “Summary—Financing of the Transactions” beginning on page 8 of this Proxy Statement” and “The Merger—Financing of the Transactions” beginning on page 80 of this Proxy Statement.

The cost of this proxy solicitation will be borne by Envestnet. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. We will pay these directors, officers and employees no additional compensation for these services. We will reimburse banks, brokers and other nominees for their reasonable, out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions relating to such materials from, beneficial owners of Envestnet Common Stock.

You should not send in your Envestnet stock certificates until you receive transmittal materials after the Merger is consummated.

You should rely only on the information contained in this Proxy Statement, the annexes to this Proxy Statement and the documents referred to in this Proxy Statement to vote on the Merger. Envestnet has not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated August 23, 2024. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Proxy Statement), and the mailing of this Proxy Statement to Company stockholders does not create any implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A

AGREEMENT AND PLAN OF MERGER

DATED AS OF

JULY 11, 2024

BY AND AMONG

BCPE PEQUOD BUYER, INC.,

BCPE PEQUOD MERGER SUB, INC.

AND

ENVESTNET, INC.

A-i

A-ii

Exhibits

Exhibit A	Certain Definitions	A-A-1

Exhibit B	Certificate of Incorporation	A-B-1

Exhibit C	Form of Support and Rollover Agreement	A-C-1

A-iii

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of July 11, 2024 is by and among BCPE Pequod Buyer, Inc., a Delaware corporation (“Parent”), BCPE Pequod Merger Sub, Inc., a Delaware corporation and a wholly-owned Subsidiary of Parent (“Merger Sub”), and Envestnet, Inc., a Delaware corporation (the “Company”). Each of Parent, Merger Sub and the Company is sometimes referred to individually as a “Party” and collectively as the “Parties.”

W I T N E S S E T H:

WHEREAS, the Parties intend that, on the terms and subject to the conditions set forth in this Agreement, Merger Sub shall merge with and into the Company (the “Merger”), with the Company surviving the Merger, pursuant to the provisions of the General Corporation Law of the State of Delaware (the “DGCL”);

WHEREAS, the boards of directors of each of Parent (the “Parent Board”) and Merger Sub (the “Merger Sub Board”) have (a) approved and declared advisable this Agreement and the Transactions contemplated hereby, and (b) determined that the terms of this Agreement and the Transactions are fair to, and in the best interests of, Parent or Merger Sub and their respective shareholders, as applicable;

WHEREAS, Parent, as the sole shareholder of Merger Sub, will adopt this Agreement promptly following its execution;

WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (a) approved and declared advisable this Agreement and the Transactions contemplated hereby, (b) determined that the terms of this Agreement and the Transactions contemplated hereby are fair to, and in the best interests of, the Company and the Company’s shareholders, (c) directed that the adoption of this Agreement be submitted to a vote of the Company’s shareholders at the Company Shareholders Meeting, and (d) subject to the terms and conditions of this Agreement, resolved to recommend that the Company’s shareholders approve the adoption of this Agreement and approve the Merger on the terms and subject to the conditions set forth herein (the “Board Recommendation”);

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and an inducement to the Company’s willingness to enter into this Agreement, (a) the Equity Investors have entered into equity financing commitment letters in favor of Parent (collectively, the “Equity Commitment Letters”), pursuant to which the Equity Investors have committed, on the terms and subject to the conditions therein, to invest in Parent the amounts set forth therein (collectively, the “Equity Financing”), (b) the Guarantors have delivered limited guarantees (collectively, the “Limited Guarantees”) in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, the Guarantors are guaranteeing certain payment obligations of Parent and Merger Sub contained in this Agreement and (c) Parent has entered into a debt commitment letter (together with the schedules, annexes and exhibits thereto, the “Debt Commitment Letter”) and a preferred equity commitment letter (together with the schedules, annexes and exhibits thereto, the “Preferred Equity Commitment Letter”) with the Financing Sources party thereto (such commitment letters, the “Financing Commitment Letters” and, collectively with the Equity Commitment Letters, the “Commitment Letters”) and the fee letter related to the Debt Commitment Letter (the “Debt Financing Fee Letter”), pursuant to which the Financing Sources party thereto have committed, on the terms and subject to the conditions set forth therein, to provide to Parent or Merger Sub the amount of financing described therein, the proceeds of which shall be used to, among other things, fund a portion of the Transactions (the “Capital Financing” and, together with the Equity Financing, the “Financing”);

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent’s willingness to enter into this Agreement, each of the Rollover Stockholders has entered into a support and rollover agreement (collectively, the “Support and Rollover Agreements”) with the Company, Merger Sub and Parent (and/or its Affiliates) in the forms attached hereto as Exhibit C, dated as of the date of this Agreement, with respect to certain obligations of such Rollover Stockholders relating to this Agreement, including an agreement to contribute, directly or indirectly, certain of its Common Shares to Parent (or any direct or indirect parent company thereof) as specified in the applicable Support and Rollover Agreement; and

WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with Transactions, and also to prescribe various conditions hereto.

NOW, THEREFORE, in consideration of the promises and the respective representations, warranties, covenants and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the capitalized terms have the respective meanings ascribed to such terms in Exhibit A or as otherwise defined elsewhere in this Agreement.

ARTICLE II

Section 2.1 The Merger.

(a) On the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall thereupon cease, and the Company shall be the surviving company in the Merger under the DGCL (such surviving company, the “Surviving Company”), such that the Surviving Company will be a wholly owned Subsidiary of Parent. The Merger will have the effects set forth in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the rights, privileges, immunities, powers, objects and purposes of the Company and Merger Sub will vest in the Surviving Company, and all claims, debts, liabilities and obligations of the Company and Merger Sub will be the claims, debts, liabilities and obligations of the Surviving Company.

(b) On the terms and subject to the conditions set forth in this Agreement, at the Closing, the Company, Parent and Merger Sub shall cause a certificate of merger (the “Certificate of Merger”) to be filed with the Secretary of State of the State of Delaware and make all other filings or recordings, in each case as required by the DGCL in connection with the Merger. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by the Company and Parent and specified in the Certificate of Merger in accordance with the DGCL (the effective time of the Merger being referred to as the “Effective Time”).

Section 2.2 Closing. The closing of the Merger (the “Closing”) shall take place (a) remotely by exchange of documents and signatures (or their electronic counterparts), in each case, on the third Business Day following the day on which the last to be satisfied or waived of the conditions set forth in Article IX (other than those conditions that by their terms are to be satisfied by the delivery of documents or the taking of actions at the Closing, each of which is capable of being satisfied at the Closing) shall be satisfied or waived in accordance with this Agreement or (b) at such other place, method, date or time as the Company and Parent may agree in writing; provided, however, that, without the prior written consent of Parent, the Closing shall not occur prior to the date that is one hundred and thirty-five (135) days following the date of this Agreement in order to obtain the Advisory Contract Client Consents pursuant to Section 6.6 hereof. For purposes of this Agreement, “Closing Date” means the date on which the Closing occurs.

Section 2.3 Organizational Documents of the Surviving Company. At the Effective time, the certificate of incorporation of the Surviving Company shall be amended and restated in the form attached as Exhibit B, until thereafter changed or amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation. The Parties shall take all necessary action such that the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall become the bylaws of the Surviving Company (except that all references in such bylaws of Merger Sub to its name, date of incorporation, registered office or registered agent shall instead refer to the name, date of incorporation, registered office and registered agent, respectively, of the Surviving Company) until, subject to Section 7.1, thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Company and such bylaws.

Section 2.4 Directors and Officers of the Surviving Company. The Parties shall take all requisite actions such that, from and after the Effective Time, the directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Company, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Company, and the officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Company, in each case, until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal.

Section 2.5 Effect of the Merger on Share Capital.

(a) As of the Effective Time, by virtue of the Merger, subject to the other provisions of this Article II and Article III,

(i) each Common Share issued and outstanding immediately prior to the Effective Time, including any Common Shares to the extent issued and converted in accordance with the terms of this Agreement and the Convertible Notes Indentures (as defined below) (other than Excluded Shares, which shall be canceled at the Effective Time pursuant to Section 2.5(c), any Rollover Shares, any Common Shares covered under Section 2.6, and any Common Shares that are Dissenting Shares covered under Section 2.7) shall, by virtue of the Merger and without any action on the part of any holder thereof, Parent, Merger Sub or the Company, be converted into the right to receive $63.15 per Common Share, in cash, without interest and less any amounts required to be deducted or withheld in accordance with Section 3.8 (the “Merger Consideration”).

(ii) all of the Common Shares converted into the right to receive the Merger Consideration pursuant to Section 2.5(a) shall no longer be outstanding, shall automatically be canceled and retired and shall cease to exist, and each holder of either (A) a certificate (each a “Certificate”) or (B) non-certificated Common Shares represented by book entry (“Book-Entry Shares”) previously representing any such Common Shares shall thereafter cease to have any rights with respect to such securities, except the right to receive the Merger Consideration to be paid in consideration therefor upon the exchange of any Certificates or Book-Entry Shares, as applicable, in accordance with Article III.

(b) If, at any time during the period between the date of this Agreement and the Effective Time, any class of outstanding Common Shares is changed into a different number or class of shares, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares or any stock dividend or stock distribution thereon with a record date during such period, then the Merger Consideration (including Merger Consideration payable in respect of the Company Equity Awards) shall be appropriately equitably adjusted to reflect the effect of such change; provided, however, that (i) nothing in this Section 2.5(b) shall be construed to permit the Company to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement and (ii) the aggregate amount payable by Parent pursuant to this Agreement shall not be affected by such adjustment.

(c) At the Effective Time, all Common Shares that, immediately prior to the Effective Time, (i) are owned by Parent (or any of its Affiliates), Merger Sub or the Company or any direct or indirect wholly owned Subsidiaries of Parent (or any of its Affiliates), Merger Sub or the Company (including the Rollover Shares) or (ii) are held in treasury of the Company (such Common Shares, together with the Common Shares described in clause (i), the “Excluded Shares”) shall automatically be canceled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor. The Rollover Shares shall not be entitled to receive any of the Merger Consideration and shall, immediately prior to the Closing, be contributed, directly or indirectly, to Parent (or any of its Affiliates) pursuant to the terms of the applicable Support and Rollover Agreement and treated in accordance with the preceding sentence.

(d) At the Effective Time, all of the issued and outstanding shares of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into 1,000 fully paid and nonassessable shares of common stock, par value $0.001 per share, of the Surviving Company, which shall constitute the only outstanding equity interests of the Surviving Company immediately following the Effective Time.

Section 2.6 Company Equity Awards.

(a) As of the Effective Time, by virtue of the Merger and without any further action on the part of the holders thereof, Parent, Merger Sub or the Company (other than as set out in this Section 2.6(a)(i)), the Company Board (or, if appropriate, any committee thereof administering the Company Stock Plan) shall adopt such resolutions as may be required and take all corporate action necessary to (i) terminate the Company Stock Plans as of the Effective Time, in each case, without liability to the Company, Parent, the Surviving Company or any of their respective Affiliates or Subsidiaries, other than the obligation to make the payments described in this Section 2.6 and (ii) effect the following in respect of each Company Equity Award, provided, however, prior to adopting any such resolutions or taking any such action, but in no event less than five (5) Business Days prior thereto, the Company shall provide Parent with drafts of all notices, resolutions, consents and other written actions as may be required to effectuate the provisions of this Section 2.6 for Parent’s reasonable review and comment:

(i) each restricted share unit award in respect of Common Shares granted under a Company Stock Plan (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Common Shares) subject solely to service-based vesting requirements and not performance-based vesting requirements (each, a “Company RSU Award”) that is outstanding as of the Effective Time shall be canceled and converted into the right of the holder thereof to receive as of the Effective Time (A) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (x) the Merger Consideration multiplied by (y) the total number of Common Shares subject to such Company RSU Award immediately prior to the Effective Time and (B) to the extent unvested as of immediately prior to the Effective Time, an amount in cash equal to (x) the Merger Consideration, multiplied by (y) the total number of Common Shares subject to the unvested portion of such Company RSU Award immediately prior to the Effective Time (the “Company RSU Deferred Cash Award”), in each case, on the terms set forth in Section 2.6(b);

(ii) each restricted share unit award in respect of Common Shares granted under a Company Stock Plan (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Common Shares) subject to performance-based vesting requirements (each, a “Company PSU Award”) that is outstanding as of the Effective Time shall be canceled and converted into the right of the holder thereof to receive (A) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (1) the Merger Consideration multiplied by (2) the total number of Common Shares subject to such Company PSU Award immediately prior to the Effective Time and (B) to the extent unvested as of immediately prior to the Effective Time, an amount in cash equal to (1) the Merger Consideration, multiplied by (2) the total number of Common Shares issuable under such Company PSU Award immediately prior to the Effective Time based on actual performance (the “Company PSU Deferred Cash Award”) on the terms set forth in Section 2.6(b). For purposes of clause (B)(2) of the immediately preceding sentence, the total number of Common Shares issuable under such Company PSU Award shall be based the greater of (x) target performance and (y) actual performance through a truncated performance period ending immediately prior to the Effective Time (as determined in the good faith discretion of the compensation committee of the Company Board, which determination shall be effective as of the Effective Time); and

(iii) each option to purchase Common Shares granted under a Company Stock Plan (each, a “Company Option Award”), whether vested or unvested, that is outstanding and unexercised as of the Effective Time, shall be canceled and converted into the right to receive a cash payment equal to (A) the excess, if any, of the Merger Consideration over the exercise price per Common Share subject to such Company Option Award as of the Effective Time, multiplied by (B) the total number of Common Shares subject to such Company Option Award immediately prior to the Effective Time. Notwithstanding the foregoing, any Company Option Award that has an exercise price per Common Share subject to such Company Option Award, whether vested or unvested, that is greater than or equal to the Merger Consideration shall be cancelled at the Effective Time for no consideration and shall have no further force or effect.

(b) Each Company RSU Deferred Cash Award will, subject to the holder of such award’s continued employment or service with Parent or its Affiliates (including the Surviving Company or its Subsidiaries) through the applicable vesting dates, vest at the same time as the Company RSU Award for which such Company RSU Deferred Cash Award was exchanged would have vested pursuant to its terms, subject to any provisions under the holder’s existing employment or severance arrangements in effect as of the date hereof, the Company Stock Plans and applicable award agreements providing for accelerated vesting upon a qualifying termination of employment as in effect on the date hereof (“Acceleration Provisions”). Each Company RSU Deferred Cash Award shall otherwise have the same terms and conditions as applied to the Company RSU Award for which it was exchanged, except for terms rendered inoperative by reason of the Transactions and the provisions of this Section 2.6 and other administrative or ministerial changes reasonably determined by Parent. Each Company PSU Deferred Cash Award will, subject to the holder of such award’s continued employment or service with Parent or its Affiliates (including the Surviving Company or its Subsidiaries) through the end of the performance period applicable to the Company PSU Award for which the Company PSU Deferred Cash Award was exchanged, vest solely based on continued employment or service on the last day of such performance period, subject to any Acceleration Provisions. Each Company PSU Deferred Cash Award shall otherwise have the same terms and conditions as applied to the Company PSU Award for which it was exchanged, except for terms rendered inoperative by reason of the Transactions and the provisions of this Section 2.6 and other administrative or ministerial changes reasonably determined by Parent. Parent shall cause the Surviving Company to, and the Surviving Company shall, pay the consideration payable pursuant to Section 2.6(a)(i) and Section 2.6(a)(ii) in respect of each Company RSU Deferred Cash Award or Company PSU Deferred Cash Award, as applicable, no later than the second regularly scheduled payroll that occurs following the applicable vesting date and pay the consideration payable pursuant to Section 2.6(a)(i) and Section 2.6(a)(ii) in respect of each vested Company RSU Award or vested Company PSU Award and Section 2.6(a)(iii) in respect of the Company Option Awards on the second regularly scheduled payroll that occurs following the Effective Time, in each case, net of any applicable withholding Taxes or deductions required under any provision of federal, state, local or foreign Tax Law with respect to the making of such payment, to the Persons entitled to receive such consideration through, to the extent applicable, the Surviving Company’s payroll; provided, however, that to the extent payment within such time or on such date would trigger a Tax or penalty under Section 409A of the Code, such payments shall be made on the earliest date that payment would not trigger such Tax or penalty.

Section 2.7 Shares of Dissenting Holders. Notwithstanding anything in this Agreement to the contrary, Dissenting Shares outstanding immediately prior to the Effective Time shall not be converted into the right to receive Merger Consideration, but shall, by virtue of the Merger, be entitled to only such consideration as shall be determined pursuant to Section 262 of the DGCL; provided, that if any holder of such Dissenting Shares shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal and payment under the DGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, then such Dissenting Shares shall have the rights and obligations provided in Section 262 of the DCGL. Within ten (10) days after the Effective Time, the Surviving Company shall provide each applicable holder of Dissenting Shares with the notice contemplated by Section 262(d)(1) of the DGCL. The Company shall give prompt written notice to Parent of any written demands received by the

Company for appraisal of any Dissenting Shares, withdrawal of such demands, and any other instruments received by the Company from holders of Dissenting Shares relating to rights of appraisal, and Parent shall have the right to participate in all negotiations and Proceedings with respect to such demands. The Company shall not, without the prior written consent of Parent, make any voluntary payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing. Prior to the Effective Time, Parent shall not require the Company to make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

ARTICLE III

EXCHANGE OF CERTIFICATES

Section 3.1 Paying Agent. Parent will designate Equiniti Trust Company, LLC or another bank or trust company that is reasonably acceptable to the Company to act as agent for the holders of the Common Shares in connection with the Merger (the “Paying Agent”) and to receive the funds to which holders of the Common Shares will become entitled in accordance with Section 2.5(a)(i). Parent will deposit or cause to be deposited with the Paying Agent on a timely basis, promptly after the Effective Time (and in any case no later than the Business Day following the Effective Time), and as and when needed after the Effective Time, cash necessary to pay the funds to which holders of the Common Shares will become entitled in accordance with Section 2.5(a)(i) (the “Exchange Fund”). Parent shall be responsible for all expenses of the Paying Agent. If the Exchange Fund is inadequate to pay the aggregate Merger Consideration to which holders of the Common Shares are entitled in accordance with Section 2.5(a)(i), Parent will promptly deposit, or cause the Surviving Company promptly to deposit, additional cash with the Paying Agent sufficient to make all payments of the Merger Consideration, and Parent and the Surviving Company will in any event be liable for payment thereof. The Paying Agent may invest the cash in the Exchange Fund as directed by Parent; provided, however, that any investment shall be in obligations of or guaranteed as to principal and interest by the U.S. government in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Financial Services, LLC, respectively, in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available), or in money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of acquisition or a combination of the foregoing and, in any such case, no such instrument shall have a maturity exceeding three (3) months. Any interest and other income resulting from such investments will be paid to Parent.

Section 3.2 Exchange Procedures. Promptly after the Effective Time (but in no event later than five (5) Business Days thereafter), the Paying Agent will mail to each holder of record of a Certificate, which immediately prior to the Effective Time represented outstanding Common Shares, whose shares were converted in accordance with Section 2.5(a)(i), into the right to receive the Merger Consideration (a) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the Certificate will pass, only upon proper delivery of the Certificate to the Paying Agent and will be in such form and have such other provisions as Parent may reasonably specify) and (b) instructions for effecting the surrender of the Certificate in exchange for payment of the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed and properly completed and such other documents as may be reasonably requested by the Paying Agent, the holder of such Certificate will be entitled to receive in exchange therefor an amount in cash equal to the Merger Consideration (such payments to be net of applicable Taxes withheld in accordance with Section 3.8) for each Common Share formerly represented by such Certificate, and the Certificate so surrendered will forthwith be cancelled and retired and shall cease to exist. Until surrendered as contemplated by this Section 3.2, each Certificate will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration as contemplated by this Section 3.2, without interest thereon, and will not evidence any interest in, or any right to exercise the rights of a stockholder or other equity holder of, the Company or the Surviving Company. Notwithstanding anything to the contrary in this Agreement, any holder of Book-Entry Shares will not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger

Consideration that such holder is entitled to receive pursuant to this Article III. In lieu thereof, each holder of record of one or more Book-Entry Shares whose Common Shares were converted into the Merger Consideration will upon receipt by the Paying Agent of such evidence, if any, as the Paying Agent may reasonably request, be entitled to receive in respect of each such Common Share in exchange therefor an amount in cash equal to the Merger Consideration (such payments to be net of applicable Taxes withheld in accordance with Section 3.8). For the avoidance of doubt, no dividends or other distributions with respect to capital stock of the Surviving Company with a record date on or after the Effective Time will be paid to the holder of any unsurrendered Certificate or Book-Entry Shares.

Section 3.3 DTC Procedures. Prior to the Closing, Parent and the Company will cooperate to establish procedures with the Paying Agent and the Depository Trust Company (“DTC”) with the objective that, as promptly as possible following, and in any event within two (2) Business Days after the Effective Time, the Paying Agent will transmit to DTC or its nominees an amount in cash equal to the product of (a) the number of Common Shares (other than the Excluded Shares, Rollover Shares and any Dissenting Shares) held of record by DTC or such nominee immediately prior to the Effective Time and (b) the Merger Consideration.

Section 3.4 Certain Transfer Taxes. If any payment in accordance with the Merger is to be made to a Person other than the Person in whose name the surrendered Certificate or Book-Entry Share is registered, it will be a condition of payment that (a) the Certificate or Book-Entry Shares surrendered will be properly endorsed or will be otherwise in proper form for transfer and (b) the Person requesting such payment will have paid all transfer and other Taxes required by reason of the payment to a Person other than the registered holder of the Certificate or Book-Entry Share surrendered or will have established to the satisfaction of Parent that such Tax either has been paid or is not applicable. None of Parent, Merger Sub or the Surviving Company will have any liability for the transfer Taxes and other similar Taxes described in this Article III under any circumstances.

Section 3.5 Transfer Books; No Further Ownership Rights in Shares. At the Effective Time, the stock transfer books or ledger of the Company will be closed and thereafter no further registration of transfers of Common Shares will be made on the records of the Company. From and after the Effective Time, the holders of Certificates or Book-Entry Shares evidencing ownership of Common Shares outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Common Shares, except as otherwise provided for herein or by Law. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Company, then they will be cancelled and exchanged as provided in this Article III.

Section 3.6 Termination of Exchange Fund; No Liability. At any time following twelve (12) months after the Effective Time, the Surviving Company will be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) made available to the Paying Agent pursuant to Section 3.1 and not disbursed (or for which disbursement is pending subject only to the Paying Agent’s routine administrative procedures) to holders of Certificates and Book-Entry Shares, and thereafter such holders will be entitled to look only to the Surviving Company (subject to abandoned property, escheat or other similar Laws) only as general creditors thereof with respect to the Merger Consideration payable upon due surrender of their Certificates or Book-Entry Shares, without any interest thereon. Nonetheless, none of Parent, the Surviving Company nor the Paying Agent will be liable to any holder of a Certificate or Book-Entry Share for Merger Consideration delivered to a public official in accordance with any applicable abandoned property, escheat or similar Law. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Entity will become, to the extent permitted by applicable Law, the property of the Surviving Company or its designee, free and clear of all claims or interest of any Person previously entitled thereto and none of Parent, the Surviving Company nor the Paying Agent will be liable to any holder of a Certificate or Book-Entry Share for Merger Consideration delivered to a public official in accordance with any applicable abandoned escheat, property or similar Law.

Section 3.7 Lost, Stolen or Destroyed Certificates. If any Certificate will have been lost, stolen or destroyed, upon the making of an affidavit (in form and substance reasonably acceptable to Parent) of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such Person of a bond in such amount as Parent or the Paying Agent may reasonably direct as indemnity against any claim that may be made against it or the Surviving Company with respect to such Certificate, the Paying Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect thereto.

Section 3.8 Withholding Taxes. Each of Parent, Merger Sub, the Company and the Surviving Company will be entitled to deduct and withhold, or cause the Paying Agent to deduct and withhold, from any amounts payable or otherwise deliverable in accordance with this Agreement, or any other Ancillary Agreement such amounts as are required to be deducted or withheld therefrom in accordance with the Code, or any other applicable federal, state, local or non-U.S. Tax Law. To the extent such amounts are so deducted or withheld and remitted to the appropriate Tax Authority on a timely basis in accordance with applicable Law, such amounts will be treated for all purposes under this Agreement and any other agreement as having been paid to the Person to whom such amounts would otherwise have been paid. Notwithstanding anything to the contrary in this Agreement or any Ancillary Agreement, any amounts subject to compensatory withholding and payable pursuant to or as contemplated by this Agreement or any other Ancillary Agreement will be remitted by the applicable payer to the Company for payment through the Company’s or a Company Subsidiary’s payroll procedures in accordance with applicable Law.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Parent that, except as disclosed in the (a) Company SEC Documents (including all exhibits and schedules thereto and documents listed in an exhibit index for the Company 10-K that are incorporated by reference in such exhibits and schedules, but excluding any disclosures in such Company SEC Documents in any cautionary or forward-looking information, including those contained in the “Risk Factors” or “Forward-Looking Statements” sections of such Company SEC Documents) filed or furnished on or after January 1, 2023, and at least two (2) Business Days prior to the date of this Agreement that are publicly available on EDGAR; provided, that, nothing disclosed in any such Company SEC Documents will be deemed to modify or qualify the representations and warranties set forth in Section 4.1, Section 4.2, Section 4.4, Section 4.5, Section 4.10(b), Section 4.23, Section 4.24 and Section 4.25 or (b) disclosure schedules delivered by the Company to Parent simultaneously with the execution of this Agreement (the “Company Disclosure Schedules”):

Section 4.1 Corporate Existence and Power. The Company and each Company Subsidiary (a) is a legal entity duly incorporated, registered, organized and validly existing, (b) is in good standing under the Laws of the jurisdiction of its incorporation, formation or organization, as applicable, and (c) has the requisite power and authority to conduct its business in the manner in which its business is currently being conducted and to own, lease and operate its properties and assets in the manner in which its properties and assets are currently owned, leased and operated, in the case of clauses (b) and (c), except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. The Company and each Company Subsidiary is duly qualified or licensed to do business and is in good standing (or local equivalent) in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing (or local equivalent) would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. True and correct copies of the Organizational Documents of the Company have been made available to Parent and are in full force and effect and the Company is not in material violation of any provision thereof. True and correct copies of the Organizational Documents of each Company Subsidiary have been made available to Parent and are in full force and effect and no Company Subsidiary is in violation of any provision thereof, except for such violations as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

Section 4.2 Authorization.

(a) The Company Board has unanimously: (i) approved and declared advisable this Agreement and the Transactions contemplated hereby, (ii) determined that the terms of the Agreement and the Transactions contemplated hereby are fair to, and in the best interests of, the Company and the Company’s shareholders, (iii) directed that the adoption of this Agreement be submitted to a vote of the Company’s shareholders at the Company Shareholders Meeting, and (iv) subject to the terms and conditions of this Agreement, resolved to make the Board Recommendation. As of the date of this Agreement, the Board Recommendation has not been withdrawn, amended, rescinded or modified in any way and no Board Recommendation Change is in effect.

(b) Assuming the representations and warranties set forth in Section 5.6 are true and correct, (i) the Company has all necessary power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is party, to perform its obligations, covenants and agreements under this Agreement and the Ancillary Agreements to which it is party and, subject to obtaining the Company Shareholder Approval, to consummate the Transactions and (ii) the execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements to which it is party, and the consummation by the Company of the Transactions, have been duly authorized and approved by the Company Board, and, except for obtaining the Company Shareholder Approval, no other action on the part of the Company is necessary to authorize the consummation by the Company of the Transactions. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the other Parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought (collectively, “Creditors’ Rights”).

(c) The Company Shareholder Approval is the only vote or approval of the holders of any of the Company’s Capital Stock necessary under applicable Law or the Organizational Documents of the Company to adopt this Agreement and consummate the Transactions contemplated hereby, including the Merger.

Section 4.3 Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions, require no action by or in respect of, or Consent of, any Governmental Entity to be requested or obtained by the Company or any of its Subsidiaries prior to the Closing other than (a) the filing of a Certificate of Merger with respect to the Merger with the Delaware Secretary of State pursuant to the DGCL and appropriate documents with relevant authorities of other states in which the Company is qualified to do business, (b) filings required under, and in compliance with other applicable requirements of, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and such other Consents, filings, declarations or registrations as are required to be made or obtained under any other Antitrust Laws set forth on Section 4.3 of the Company Disclosure Schedules, (c) compliance with any applicable requirements of the Exchange Act, including the filing with the SEC of the Proxy Statement, (d) compliance with any applicable requirements of the Securities Act, (e) the appropriate filings and approvals under the rules of the NYSE, (f) the filing of a CMA relating to the Transactions by the Broker-Dealer Entities and FINRA Approval thereof, (g) compliance with the regulatory requirements listed on Section 4.3(g) of the Company Disclosure Schedule, and (h) any other actions or filings in respect of any Governmental Entity the absence or omission of which, individually or in the aggregate, have not had, and would not be reasonably expected to have, a Company Material Adverse Effect.

Section 4.4 Non-Contravention. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions do not and will not (a) contravene or conflict with or constitute a violation of the Organizational Documents of the Company or any Subsidiary of the Company, or, to the knowledge of the Company, of any Fund, (b) contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to the Company or any of its Subsidiaries, or, to the knowledge of the Company, any Fund, (c) result in a breach of, require any consent (other than the Advisory Contract Client Consents as described in Section 6.6) under, constitute a default (or an event that with notice or the passage of time would become a default) or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of the Company or any of its Subsidiaries or to a loss of any benefit to which the Company or any of its Subsidiaries is entitled under, any Material Contract or Company Lease to which the Company or any of its Subsidiaries is a party or any Permit or similar authorization held by the Company or any of its Subsidiaries or any Fund or (d) result in the creation or imposition of any Encumbrance (other than any Permitted Encumbrance) on any property or other asset of the Company or any of its Subsidiaries, except for (w) solely to the extent related to any Fund, such contraventions, conflicts or violations referred to in clause (a), (x) such contraventions, conflicts or violations referred to in clause (b), (y) breaches, consents or defaults referred to in clause (c) or (z) Encumbrances referred to in clause (d) that, in each case, individually or in the aggregate, have not had a Company Material Adverse Effect.

Section 4.5 Capitalization.

(a) The authorized share capital of the Company consists of 500,000,000 Common Shares, and 50,000,000 Preferred Shares (collectively, the “Company Capital Stock”). As of July 8, 2024 (the “Company Measurement Date”), 55,221,888 Common Shares were issued and outstanding, and no Preferred Shares were issued and outstanding. As of the Company Measurement Date, 2,156,199 shares of Company Capital Stock were held in treasury of the Company. From the Company Measurement Date to the date of this Agreement, the Company has not issued or granted any Common Shares or Preferred Shares. All outstanding shares of Company Capital Stock and equity interests of each Company Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of, and are not subject to, any pre-emptive or similar rights. As of the Company Measurement Date, there were (i) 1,995,820 Common Shares underlying Company RSU Awards, 140,293 Common Shares underlying Company PSU Awards assuming such Company PSU Awards vest at their target level (and 227,782 Common Shares assuming such Company PSU Awards vest at their maximum level), 165,612 Common Shares issuable upon the exercise of outstanding Company Option Awards and (ii) 10,811,884 Common Shares reserved for issuance as may from time to time be issuable upon conversion of (A) $317.5 million aggregate outstanding amount of the Convertible Notes due 2025, with a conversion rate as of the date of this Agreement equal to 9.3682 shares of Common Shares per $1,000 principal amount, as provided in the indenture by and between the Company, as issuer, Envestnet Asset Management, Inc., as a guarantor, and U.S. Bank Trust Company, National Association, as trustee, dated August 20, 2020, governing the Convertible Notes due 2025 (the “2025 Convertible Notes Indenture”), and (B) $575 million aggregate outstanding amount of the Convertible Notes due 2027, with a conversion rate as of the date of this Agreement equal to 13.6304 shares of Common Shares per $1,000 principal amount, as provided in the indenture by and between the Company, as issuer, Envestnet Asset Management, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee, dated November 17, 2022, governing the Convertible Notes due 2027 (the “2027 Convertible Notes Indenture”, and collectively with the 2025 Convertible Notes Indenture, the “Convertible Notes Indentures”), to the extent converted in accordance with their terms and giving effect to the Transactions (assuming for this purpose that the Effective Time were to take place on the Company Measurement Date). Except as set forth in this Section 4.5, and except for changes since the close of business on the Company Measurement Date resulting from (x) the exercise, vesting or forfeiture, as applicable, of any Company Equity Award outstanding on such date in accordance with its terms, (y) the conversion of the Convertible Notes in accordance with their terms or (z) the payment, redemption or forfeiture of other securities issued as permitted by Section 6.1, there are (a) no shares of capital stock, other voting securities or equity interests of the Company or any of its Subsidiaries, (b) no options, warrants or other rights to acquire from the Company or any of its Subsidiaries any capital stock, voting securities or equity interests of the Company or any of its Subsidiaries or securities convertible into or exchangeable for capital stock, voting securities or equity interests of the Company or any of its Subsidiaries, (c) no bonds, debentures, notes or other Indebtedness of the Company or any of its Subsidiaries, in each case, that are linked to, or the value of which is in any way based upon or derived from, the value of the Company or any of its Subsidiaries or any part thereof, or any dividends or other distributions declared or paid on any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries, or that have or that by their terms may have at any time (whether actual or contingent) the right to vote (or that are convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Common Shares, Preferred Shares or equity interests of any Company Subsidiary may vote, (d) no preemptive or similar rights, subscription or other rights, convertible securities, or other agreements, arrangements or commitments of any character relating to the capital stock or equity interests of the Company or any of its Subsidiaries, obligating the Company or such Subsidiary to issue, transfer or sell any capital stock, voting securities or equity interests of the Company or securities convertible into or exchangeable for capital stock, voting securities or equity interests of the Company, such Subsidiary or obligating the Company or such Subsidiary to grant, extend or enter into any such option, warrant, subscription or other right, convertible security, agreement, arrangement or commitment, (e) no restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of the Company or equity interests of any of the Company’s Subsidiaries (the items in the foregoing clauses (a) through (e), including the Company Capital Stock, being referred to collectively as “Company Securities”) and (f) no obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of the Common Shares or any other Company Securities excluding, for the avoidance of doubt, from clauses (c), (d), (e) and (f) hereof, the Company Equity Awards and the Convertible Notes. With respect to any Company Equity Award and the Common Shares, there are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities, and there are no Contracts to which the Company or any of its Subsidiaries is a party that contains a promise or commitment to issue any Company Security that has not been satisfied. There are no voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of the capital stock, voting securities or equity interests of the Company or any or its Subsidiaries. There are no accrued and unpaid dividends with respect to any Company Capital Stock.

(b) Section 4.5(b) of the Company Disclosure Schedules sets forth a list as of the date hereof of all outstanding Company Option Awards, Company RSU Awards and Company PSU Awards, including, with respect to each grant to the extent applicable, (i) the Company Stock Plan pursuant to which such Company Equity Award was granted; (ii) the name, or, to the extent required by applicable information privacy and security laws, an employee identification number, of the holder; (iii) the type of award; (iv) the number of Common Shares subject thereto (assuming target and maximum achievement of applicable performance goals for the Company PSU Awards); (v) the exercise price; (vi) the grant date; (vii) the vesting schedule and the extent to which such Company Equity Award is vested and/or exercisable and (viii) the expiration date. Each Company Option Award, Company RSU Award and Company PSU Award (A) has been granted pursuant to a Company Stock Plan and form of award agreement made available to Parent and (B) has been granted in compliance with the requirements of the applicable Company Stock Plan and agreements thereunder. No Company Option Award has been granted with a per share exercise price that is less than the fair market value of a Common Share on the applicable grant date and each Company Option Award is exempt from the requirements of Section 409A of the Code and applicable guidance thereunder.

(c) All outstanding Company Securities have been offered and issued in compliance in all material respects with all applicable Laws, including the Securities Act and “blue sky” Laws.

(d) As of the Effective Time, no former holder of any Company Equity Award or Common Shares will have any rights with respect to such award or shares other than the rights contemplated by Article II of this Agreement.

(e) Each Company Subsidiary existing on the date of this Agreement is listed on Section 4.5(e) of the Company Disclosure Schedule.

(f) Except as set forth on Section 4.5(f)(i) of the Company Disclosure Schedules, the Company or one or more of its wholly-owned Subsidiaries owns 100% of the capital stock of each Company Subsidiary. Except as set forth on Section 4.5(f)(ii) of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries own, directly or indirectly, any capital stock or other equity interest of, or any other securities convertible or exchangeable into or exercisable for capital stock or other equity interest of, any Person other than the Subsidiaries of the Company.

Section 4.6 SEC Filings.

(a) Since January 1, 2023 (the “Reference Date”), the Company has timely filed with, or furnished to, the SEC all registration statements, forms, reports, schedules, statements, exhibits and other documents (including exhibits, financial statements and schedules thereto and all other information incorporated therein and amendments and supplements thereto) required by it to be filed or furnished pursuant to the Exchange Act or the Securities Act (the “Company SEC Documents”). To the extent that any Company SEC Document filed (including by incorporation by reference) after the Reference Date available on the Electronic Data Gathering, Analysis, and Retrieval database of the SEC (“EDGAR”) contains redactions in accordance with a request for confidential treatment or otherwise, the Company has made available to Parent the full text of all such Company SEC Documents that it has so filed or furnished with the SEC to the extent permissible by law. As of its filing or furnishing date or, if amended prior to the date of this Agreement, as of the date of the last such amendment or superseding filing (and, in the case of registration statements, on the dates of effectiveness), each Company SEC Document has complied in all material respects with the applicable requirements of the Exchange Act, the Securities Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents. As of its filing date or, if amended or superseded by a subsequent filing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing, each Company SEC Document filed pursuant to the Exchange Act did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, was filed in accordance with the Securities Act, and, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading. All of the audited financial statements and unaudited interim financial statements of the Company included in the Company SEC Documents, including with any Company SEC Documents filed after the date of this Agreement (i) have been derived (or will be derived if filed after the date of this Agreement) from the accounting books and records of the Company and the Company Subsidiaries, (ii) have been prepared (or will be prepared if filed after the date of this Agreement) in accordance with GAAP, applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and except, in the case of the unaudited interim statements of the Company, as may be permitted in accordance with Form 10-Q, 8-K or any successor form under the Exchange Act) and (iii) fairly present (or will fairly present if filed after the date of this Agreement) in all material respects the financial position, the shareholders’ equity, the results of operations and the cash flows of the Company and its consolidated Subsidiaries, as applicable, as of the times and for the periods referenced therein (except as may be indicated in the notes thereto and subject, in the case of unaudited interim financial statements, to normal and recurring year-end adjustments, none of which, individually or in the aggregate, will be material in amount to the Company and its Subsidiaries, taken as a whole). No Company Subsidiary is required to file or furnish any form, report or other document with the SEC.

(b) Prior to the date of this Agreement, the Company has delivered or made available to Parent correct and complete copies of all comment letters from the SEC since the Reference Date with respect to any of the Company SEC Documents, together with all written responses of the Company thereto, to the extent such correspondence is not available on EDGAR. As of the date of this Agreement, no comments in comment letters received from the SEC staff with respect to any of the Company SEC Documents remain outstanding or unresolved, and, to the knowledge of the Company, none of the Company SEC Documents are subject to ongoing SEC review or investigation.

Section 4.7 Financial Statements.

(a) The audited and unaudited financial statements of the Company (including any related notes and schedules) included or incorporated by reference in the Company SEC Documents, including with any Company SEC Documents filed after the date of this Agreement, (a) complied (or will comply if filed after the date of this Agreement) as to form in all material respects with the applicable accounting requirements and the applicable published rules and regulations of the SEC with respect thereto in effect at the time of such filing with the SEC, (b) were prepared (or will be prepared if filed after the date of this Agreement) in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be described in the notes to such financial statements and, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q or any successor form under the Exchange Act) and (c) fairly present (or will fairly present if filed after the date of this Agreement), in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated statements of their operations, comprehensive income (loss), shareholders’ equity, and cash flows for the periods then ended (except as may be indicated in the notes to such financial statements, and subject, in the case of the unaudited financial statements, to the absence of footnotes and normal year-end audit adjustments, the effect of which would not, individually or in the aggregate, be material in amount to the Company and its Subsidiaries, taken as a whole), all in accordance with GAAP.

(b) Except for the Convertible Notes and the amounts outstanding under the Revolving Credit Facility, as of the date of this Agreement, the Company and its Subsidiaries have no indebtedness for borrowed money. From and after the date of entry into the Capped Call Transactions through the date of this Agreement, no event or circumstance has occurred that has resulted in an adjustment to the terms of the Capped Call Transactions (other than as a result of this Agreement or the transactions contemplated hereby).

Section 4.8 Disclosure Documents. The Proxy Statement will, when filed, comply as to form in all material respects with the applicable requirements of the Exchange Act. None of the information supplied or to be supplied by the Company or its Representatives for inclusion or incorporation by reference in (a) the Proxy Statement, at the date it is first mailed to the holders of Common Shares or at the time of the Company Shareholders Meeting, or (b) any Other Required Company Filing, in each case, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement based on information supplied by or on behalf of Parent, its Affiliates or any of their respective Representatives for inclusion or incorporation by reference in the Proxy Statement.

Section 4.9 Controls and Procedures.

(a) Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and former principal financial officer of the Company) has made all applicable certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to Company SEC Documents and the statements contained in such certifications are true and accurate in all material respects. For purposes of this Section 4.9(a), “principal executive officer” and “principal financial officer” shall have the respective meanings given to such terms in the Sarbanes-Oxley Act. The Company is in compliance in all material respects with all of the other applicable provisions of the Sarbanes-Oxley Act.

(b) The Company maintains, on behalf of itself and its consolidated Subsidiaries, a system of disclosure controls and procedures and internal controls over financial reporting (as such terms are defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its consolidated Subsidiaries, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and its consolidated Subsidiaries are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company and its consolidated Subsidiaries. Neither the Company nor, to the knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of (x) any significant deficiencies or material weaknesses (as such terms are defined in Rule 12b-2 under the Exchange Act) in the design or operation of system of internal controls over financial reporting utilized by the Company and its consolidated Subsidiaries that has not been subsequently remediated or (y) any fraud that involves management or other employees who have a significant role in the internal controls over financial reporting utilized by the Company and its consolidated Subsidiaries.

(c) The Company has designed and maintained disclosure controls and procedures (as such terms are defined in Rule 13a-15(e) under the Exchange Act) reasonably designed to ensure that information required to be disclosed by the Company in the reports it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including that such information is communicated to the Company’s management by others within the Company and its consolidated Subsidiaries as appropriate to allow timely decisions regarding required disclosure.

(d) Since January 1, 2023, neither the Company nor any of its consolidated Subsidiaries nor, to the knowledge of the Company, any director or officer of the Company or any of its consolidated Subsidiaries has received any written or oral complaint, allegation, assertion, or claim that the Company or any of its Subsidiaries has engaged in improper or illegal accounting or auditing practices or maintains improper or inadequate internal accounting controls.

Section 4.10 Absence of Certain Changes.

(a) From the Company Balance Sheet Date to the date hereof, the Company and its Subsidiaries (i) have conducted their business in the ordinary course of business consistent with past practice in all material respects, other than discussions and negotiations related to this Agreement and (ii) have not taken any action that, if taken after the date hereof, would be restricted pursuant to Section 6.1(b), (d), (e), (i), (j), (n), or (o).

(b) From the Company Balance Sheet Date to the date hereof, there has not been any Effect that, individually or in the aggregate, has had, or would have, a Company Material Adverse Effect.

Section 4.11 No Undisclosed Material Liabilities. There are no liabilities (whether accrued, absolute, determined, contingent or otherwise and whether due or to become due) of the Company or any of its Subsidiaries that would be required by GAAP to be reflected or reserved against on a consolidated balance sheet (or notes thereto) of the Company and its Subsidiaries, other than: (a) liabilities reflected or reserved against in the Company Balance Sheet (including the notes thereto) or in any other balance sheets included in the Company SEC Documents filed prior to the date of this Agreement; (b) liabilities incurred since the Company Balance Sheet Date in the ordinary course of business consistent with past practice (excluding any liabilities resulting from a breach of Contract); (c) liabilities that would not, individually or in the aggregate, have a Company Material Adverse Effect; (d) liabilities incurred in connection with the performance of the executory portion of Contracts as to which the Company or one of its Subsidiaries is a party (to the extent such liabilities or obligations do not arise out of a breach of or default under such Contract and such Contract has been filed with the SEC or made available); and (e) liabilities expressly arising under this Agreement or incurred in connection with the Transactions or any other similar potential strategic transactions.

Section 4.12 Litigation. Since January 1, 2023, through the date of this Agreement, there has been no, (a) Proceeding pending against, or, to the knowledge of the Company, threatened against, affecting or involving, the Company, any of its Subsidiaries, or, to the knowledge of the Company, any Fund, or any of the Company’s, a Subsidiary’s, or, to the knowledge of the Company, a Fund’s, respective officers or directors in their capacities as such or (b) outstanding Order, writ, injunction or judgment to which the Company, any of its Subsidiaries, or, to the knowledge of the Company, any Fund or any of the Company’s, a Subsidiary’s, or, to the knowledge of the Company, a Fund’s, respective officers or directors is subject that, in each case, individually or in the aggregate, would have a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary has any material Proceedings pending against any other Person.

Section 4.13 Taxes. Except as set forth in the Company Balance Sheet (including the notes thereto), and except as, individually or in the aggregate, would not have a Company Material Adverse Effect:

(a) (i) all income and other material Tax Returns required to be filed by, or with respect to, the Company and its Subsidiaries have been duly and timely filed in accordance with all applicable Laws (taking into account applicable extensions), (ii) all such Tax Returns are true, correct and complete in all material respects and (iii) all income and other material Taxes due and payable by the Company and its Subsidiaries (whether or not shown on such Tax Returns) have been timely paid;

(b) there is no action, suit, Proceeding, audit or claim being conducted, pending against or, to the knowledge of the Company, now proposed or anticipated in writing with respect to the Company or any of its Subsidiaries in respect of any income or other material Tax or Tax Return;

(c) all material Taxes required to be withheld, collected or deposited by the Company or its Subsidiaries in connection with amounts paid to any employee, independent contractor, supplier, creditor, shareholder or other Person have been timely withheld, collected and deposited with the applicable Tax Authority within the time and manner required by applicable Law;

(d) no written claim has been made by a Tax Authority in a jurisdiction in which the Company or one of its Subsidiaries does not file a Tax Return claiming that the Company or any of its Subsidiaries is subject to taxation that would be the subject of such Tax Return, which claim has not been fully resolved with the applicable Tax Authority;

(e) neither the Company nor any of its Subsidiaries has granted any currently effective requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment, deficiency or collection of any Taxes with respect to any Tax Returns of the Company or any of its Subsidiaries;

(f) neither the Company nor any of its Subsidiaries is a party to, is bound by or has any obligation for any Tax pursuant to any Tax sharing, allocation or indemnity agreement or any similar agreement or arrangement (other than an agreement or arrangement the principal purposes of which is not Tax);

(g) in the past two (2) years, neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment pursuant to Section 355 of the Code;

(h) there are no encumbrances for Taxes (other than Permitted Encumbrances described in clause (a) of the definition thereof) upon any of the assets of the Company or any of its Subsidiaries;

(i) neither the Company nor any of its Subsidiaries is or has been a party to any “listed transaction,” as defined in Treasury Regulation Section 1.6011-4(b);

(j) neither the Company nor any of its Subsidiaries is or has (i) been a member of an affiliated, consolidated, joint, unitary or combined group for Tax purposes (other than a group the common parent of which was the Company or any Subsidiary of the Company or (ii) become liable for the Taxes of any Person other than the Company or any of its Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Tax Law) as a transferee or successor or otherwise by operation of Law;

(k) neither the Company nor any of its Subsidiaries has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized;

(l) neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) use of an improper method of accounting for a taxable period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Code Section 7121 (or any corresponding or similar provision of state, local, or non-U.S. income Tax Law) executed on or prior to the Closing Date; (iv) intercompany transaction or excess loss account described in the Treasury Regulations under Code Section 1502 (or any corresponding or similar provision of state, local, or non-U.S. income Tax Law); (v) installment sale or open transaction disposition made on or prior to the Closing Date; or (vi) prepaid amount received on or prior to the Closing Date; and

(m) neither the Company nor any of its Subsidiaries has any material liability with respect to escheat or abandoned and unclaimed property.

Section 4.14 Employee Benefit Plans; Employment

(a) Section 4.14(a) of the Company Disclosure Schedules sets forth a true, and correct list of the material Company Benefit Plans, and separately identifies each material Non-U.S. Plan.

(b) With respect to each material Company Benefit Plan, the Company has made available to Parent true and correct copies of, as applicable: (i) the plan document (or, in the case of any unwritten Company Benefit Plan, a description of the material provisions thereof), any related trust agreement, insurance contract or policy or other funding instrument and any amendments thereto; (ii) the most recent annual report on Form 5500 or similar reports required by non-U.S. Law, with all accompanying schedules and financial statements attached thereto (including any related actuarial valuation report); (iii) the most recent summary plan description and any summaries of material modifications thereto; (iv) the most recent determination, opinion or advisory letter from the IRS; (v) all non-routine correspondence (including any applications or submissions under any voluntary corrections programs) with any Governmental Entity within the last three (3) years; (vi) nondiscrimination testing results for the prior year and details of any corrections made due to nondiscrimination testing failures; and (vii) with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act, Forms 1094-C and a representative sample of Forms 1095-C for the last three (3) years for each employing entity. Except where the failure to comply would not, individually or in the aggregate, have a Company Material Adverse Effect, with respect to each Company Benefit Plan that is an employment or independent contractor agreement, neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company, any other party thereto, is in breach, violation or default of its obligations under any such agreement and no Person has given written notice to the Company or any of its Subsidiaries of any such breach, violation or default or any notice of any intent to terminate, not to renew or to challenge the validity or enforceability of any such agreement.

(c) Except where the failure to so comply would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) each Company Benefit Plan has been established, maintained and operated in compliance with its terms and with applicable Law (including, to the extent applicable, ERISA and the Code) and (ii) there is no Proceeding pending or, to the knowledge of the Company, threatened against any Company Benefit Plan, any fiduciary thereof or the Company or any of its Subsidiaries with respect to any Company Benefit Plan, and, to the knowledge of the Company, no fact or circumstance exists that would be reasonably likely to give rise to any such Proceeding. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, there have been no “prohibited transactions” within the meaning of Section 4975 of the Code or Section 406 of ERISA or, to the knowledge of the Company, any breaches of fiduciary duty (as determined under ERISA) with respect to any Company Benefit Plan.

(d) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each Company Benefit Plan that constitutes in any part a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) is, and has at all times been, established and maintained in compliance in form and operation with the applicable requirements of Section 409A.

(e) Neither the Company nor any of its Subsidiaries or their respective ERISA Affiliates has within the previous six (6) years maintained, sponsored, participated in or contributed to (or had an obligation to contribute to) or currently maintains, sponsors or participates in, contributes to (or has an obligation to contribute to) or otherwise has any liability (contingent or otherwise) with respect to (i) any defined benefit pension plan (within the meaning of Section 3(35) of ERISA), (ii) any multiemployer plan (within the meaning of Section 3(37) of ERISA) or other plan that is or was subject to Title I of ERISA, Title IV of ERISA or Sections 412 or 430 of the Code, (iii) any multiple employer plan as described in Section 4063 or 4064 of ERISA or Section 413(c) of the Code, (iv) any “multiple employer welfare arrangement” within the meaning of Section 3(4) of ERISA, (v) any “registered pension plan”, “deferred profit sharing plan”, “retirement compensation arrangement” or “employee life and health trust”, as each of those terms is defined in the Income Tax Act (Canada) or (vi) any Company Benefit Plans subject to the Laws of Canada which permit contributions or other participation by an employer other that the Company or its Subsidiaries. No Company Benefit Plan is intended to be or has ever been found or alleged by a Governmental Entity to be a “salary deferral arrangement” within the meaning of the Income Tax Act (Canada).

(f) Except where the failure to qualify would not, individual or in the aggregate, have a Company Material Adverse Effect, each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code is the subject of a favorable determination letter, opinion letter or advisory letter, if applicable, from the IRS upon which it can rely to the effect that such Company Benefit Plan is tax-qualified and exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code. To the knowledge of the Company, nothing has occurred that, individually or in the aggregate has resulted, or would reasonably be expected to result, in the IRS’s revocation of the determination letter, opinion letter or advisory letter, as applicable, or the loss of such tax-qualified status or exemption from taxation, as described in the preceding sentence (other than routine errors that may be corrected under the IRS Employee Plans Compliance Resolution System).

(g) No Company Benefit Plan provides, and neither the Company nor any of its Subsidiaries has any liability (actual or contingent) in respect of, post-termination or retiree life insurance, health or other welfare benefits or coverage to any person, except as may be required by Section 4980B of the Code or any similar Law at the participant’s sole expense.

(h) Neither the Company nor any of its Subsidiaries has any obligation to make any gross-up payment to, reimburse or indemnify any individual with respect to any income Tax, additional Tax, excise Tax or interest charge imposed pursuant to Section 409A or Section 4999 of the Code.

(i) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, no Non-U.S. Plan provides for benefits that exceed the statutory minimum benefits required to be provided by the Company or any of its Subsidiary to any such Person. There is no Non-U.S. Plan in the nature of a defined benefit plan or multiemployer plan for the benefit of any Person in, or subject to any legal requirements of, a jurisdiction outside the United States. Except as would not, individually or in the aggregate have a Company Material Adverse Effect, each Non-U.S. Plan (i) if intended to qualify for special tax treatment under applicable Law, satisfies all requirements to obtain such tax treatment and (ii) if required to be funded, book-reserved or secured by an insurance policy, is funded, book-reserved, or secured by such an insurance policy, as applicable, based on reasonable and appropriate actuarial assumptions in accordance with applicable accounting principles and applicable Law.

(j) Except as otherwise expressly provided under this Agreement, neither the execution nor delivery of this Agreement, nor approval of this Agreement by holders of Common Shares, nor the consummation of the Transactions could reasonably be expected to, whether alone or in combination with any other event(s), (i) entitle any current or former officer, employee or individual independent contractor of the Company or any of its Subsidiaries to any payment or benefit (whether of severance pay or any other payment), (ii) cause or accelerate the time of payment or vesting, or increase the amount of, compensation or benefits payable or provided to any current or former manager, director, officer, employee or individual independent contractor, (iii) result in any forgiveness of indebtedness of any current or former manager, director, officer, employee, or individual independent contractor, (iv) trigger any funding obligation under any Company Benefit Plan or (v) result in any payment or benefit (whether in cash or property or the vesting of property) to any “disqualified individual” (within the meaning of Section 280G of the Code) that could reasonably be expected to, individually or in combination with any other payment, constitute an “excess parachute payment” (within the meaning of Section 280G of the Code).

(k) Neither the Company nor any of its Subsidiaries is, or has been since January 1, 2023, a party to, subject to, bound by or negotiating a collective bargaining agreement or any other Contract with any labor union, works council, trade union, labor association or other employee or contract worker representative organization (each, a “Union”). To the knowledge of the Company, there has not been since January 1, 2023, nor is there currently, any actual or threatened effort by, or on behalf of, any Union to organize any employees or contract workers of the Company or any of its Subsidiaries into one or more collective bargaining units. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is, or since January 1, 2023 has been, a party to or subject to any pending, or, to the knowledge of the Company, threatened, material dispute or controversy with a Union, nor since January 1, 2023 has the Company or any of its Subsidiaries experienced any actual or threatened labor strikes, work slowdowns, lock-outs, demands or petitions for recognition, handbilling, picketing, work stoppages or other labor activities, and none are currently pending or, to the knowledge of the Company, threatened. No employee of the Company or any of its Subsidiaries is represented by a Union with respect to his or her employment with the Company or any of its Subsidiaries. No notice, consent or consultation obligations with respect to any employees of the Company or any of its Subsidiaries, or any Union, will be a condition precedent to, or triggered by, the execution of this Agreement or the consummation of the Transactions.

(l) Except where the failure to so comply would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and each of its Subsidiaries are in compliance and, since January 1, 2023, have complied with all applicable Laws relating to employment matters, including applicable Laws that relate to wages, hours, wage payment, classification of all employees and service providers (including as exempt or non-exempt and as employee versus independent contractor), employee record keeping, privacy, labor, fair employment practices, hiring, training and/or promotion, terms and conditions of employment, workers’ compensation, occupational safety and health, plant closings, withholding of taxes, discrimination in employment, disability rights or benefits, equal employment opportunity, immigration (including applicable United States I-9 Laws), reasonable accommodations, labor relations and collective bargaining, employee leave issues and unemployment insurance.

(m) To the knowledge of the Company, no employee of the Company or any of its Subsidiaries holding the position of Principal Director (or, if located outside the United States, a position equivalent to Principal Director) or a more senior position has, since January 1, 2021, been the subject of any allegations of harassment (including sexual harassment), discrimination, retaliation or policy violation.

Section 4.15 Compliance with Laws.

(a) Neither the Company nor any of its Subsidiaries, nor any directors, officers, or, to the knowledge of the Company, employees, Representatives, or any other Person, in each case, acting for or on behalf of the Company, is in violation of or not in compliance with, or has since January 1, 2023, violated or not been in compliance with, any applicable provisions of any Laws except for any violations that, have not had, individually or in the aggregate, a Company Material Adverse Effect. Since January 1, 2023, through the date hereof, neither the Company nor any of its Subsidiaries has been given written (or, to the knowledge of the Company, oral) notice of, or been charged with, any violation of any applicable Law, except for any violation that would not, individually or in the aggregate, have a Company Material Adverse Effect.

(b) Since January 1, 2023, except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries, nor any director, officer, or, to the knowledge of the Company, employee, Representative, or other Person, in each case, acting for or on behalf of the Company or any of its Subsidiaries has offered, promised, provided, or authorized the provision of any money, property, or other thing of value, directly or indirectly, to any Person to improperly influence official action or secure an improper advantage, or to encourage the recipient to breach a duty of good faith or loyalty or the policies of his/her employer.

(c) Neither the Company nor any of its Subsidiaries nor any of their respective directors, officers, or, to the knowledge of the Company, employees, Representatives or any other Person, in each case, acting for or on behalf of the Company is in violation of, or has since January 1, 2023, violated, any applicable provisions of (i) any Economic Sanctions/Trade Laws, (ii) any Anti-Money Laundering Laws or (iii) Anti-Corruption Laws. the United States Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act or any similar anti-bribery or anti-corruption Laws, in each case, except for any violations that would not, individually or in the aggregate, have a Company Material Adverse Effect.

(d) None of the Company, its Subsidiaries or any of their respective directors, officers, or, to the knowledge of the Company, employees, Representatives or any other Person, in each case, acting for or on behalf of the Company is a Sanctions Target or has, since January 1, 2023, engaged in, or is now engaged in, any dealings or transactions with or for the benefit of any Sanctions Target, or has, since January 1, 2023, otherwise violated Economic Sanctions/Trade Laws.

(e) The Company and its Subsidiaries have adopted and maintained written policies, procedures and internal controls reasonably designed to reasonably ensure material compliance with all Economic Sanctions/Trade Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

(f) Since January 1, 2023, neither the Company nor any of its Subsidiaries nor any of their respective directors, officers, or, to the knowledge of the Company, employees, Representatives or any other Person, in each case, acting on behalf of the Company are the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to Economic Sanctions/Trade Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(g) Each Broker-Dealer Entity is, and has been since its inception, duly licensed to conduct business as a broker-dealer in the jurisdictions in which it is required to be so registered. Each Adviser Subsidiary is, and has been since January 1, 2023, duly licensed to conduct business as an investment adviser in the jurisdictions in which it is required to be so registered. Each Broker-Dealer Entity is, and at all times required by the Exchange Act since its inception has been, duly registered as a broker-dealer under the Exchange Act and a member in good standing of FINRA. Since its inception, each Broker-Dealer Entity has maintained at all times regulatory capital (i) in excess of the applicable “early warning” notification thresholds set forth in 17 C.F.R. 240.17a-11(b) and (ii) in compliance with the minimum net capital requirements under the Exchange Act and other applicable rules and regulations of the SEC, FINRA, and any other applicable Governmental Entity. Each Adviser Subsidiary is, and at all times required by the Advisers Act since January 1, 2023 has been, duly registered as an investment adviser under the Advisers Act (provided that, with respect to Envestnet Embedded Advisory, Inc., this representation shall refer only to the period from January 1, 2023 through April 30, 2024).

(h) To the knowledge of the Company, each employee of the Company and its Subsidiaries that is required to be registered as an “associated person” (within the meaning of Section 3(a)(18) of the Exchange Act) of the Broker-Dealer Subsidiary or an “investment adviser representative” (within the meaning of Rule 203A-3(a)(1) under the Advisers Act) of an Adviser Subsidiary is duly registered as such and such registration is in full force and effect.

(i) None of the Company, the Broker-Dealer Subsidiary or, to the knowledge of the Company, any “associated person” (within the meaning of Section 3(a)(18) of the Exchange Act) of either Broker-Dealer Entity is (i) ineligible or disqualified pursuant to Section 15(b) of the Exchange Act to serve as a broker-dealer or an “associated person” of a broker-dealer or (ii) subject to any “statutory disqualification” as such term is defined in Section 3(a)(39) of the Exchange Act, and there is no Proceeding pending or served by any Governmental Entity that would result in any such ineligibility or subjection. None of the Company, an Adviser Subsidiary or, to the knowledge of the Company, any “associated person” (within the meaning of Section 202(a)(17) of the Advisers Act) or any “affiliated person” (within the meaning of Section 2(a)(3) of the Investment Company Act) of any Adviser Subsidiary is ineligible or disqualified pursuant to Section 203 of the Advisers Act or Section 9 of the Investment Company Act, and there is no Proceeding pending or served by any Governmental Entity that would result in any such ineligibility or disqualification.

(j) The Company has made available to Parent copies of (i) the current Uniform Application for Broker-Dealer Registration on Form BD for each of the Broker-Dealer Entities, as filed with the SEC and (ii) the current Form ADV of each Adviser Subsidiary, as filed with the SEC. The Form BD of each Broker-Dealer Entity is in compliance in all material respects with the applicable requirements of the Exchange Act, and the Form ADV of each Adviser Subsidiary is in compliance in all material respects with the applicable requirements of the Advisers Act. For each Broker-Dealer Entity, since its inception, and each Adviser Subsidiary, since January 1, 2023, all material forms, reports, schedules, and other documents, together with any amendments required to be made with respect thereto, that were required to be filed with any Governmental Entity (collectively, the “Regulatory Documents”) under applicable Laws, have been timely filed, and all material fees and assessments due and payable in connection therewith have been timely paid. As of their respective dates, all such Regulatory Documents filed by any of the Broker-Dealer Entities or Adviser Subsidiaries did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (including, for avoidance of doubt, with respect to any Broker-Dealer Entity or “control affiliate” with respect to Item 11 of Form BD and with respect to any Adviser Subsidiary or “advisory affiliate” with respect to Item 11 of Form ADV), except as would not, individually or in the aggregate, have a Company Material Adverse Effect.

(k) Since January 1, 2023, except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any Person acting on behalf of the Company or any of its Subsidiaries or Affiliates, with respect to any client of the Company or any of its Subsidiaries (including any investment advisor) that is subject to Title I of ERISA or Section 4975 of the Code (an “ERISA Mandate”), has (i) engaged in a “prohibited transaction” (within the meaning of Section 406-408 of ERISA or Section 4975 of the Code) for which no exemption exists under ERISA or the Code; or (ii) incurred a disqualification or material penalty, excise Tax, fee or other similar material result imposed under ERISA or the Code or other applicable Law. The Company and its Subsidiaries at all times have operated each ERISA Mandate in reliance on the Department of Labor prohibited transaction exemption 84-14 (the “QPAM Exemption”) or another applicable prohibited transaction exemption, to the extent any ERISA Mandate otherwise would have engaged in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. None of the Company, any of its Subsidiaries or any of their respective Affiliates, nor any Person acting on behalf of the Company, any of its Subsidiaries or their respective Affiliates, has breached any fiduciary duty under Title I of ERISA (or any corresponding or similar provision of state, local or foreign law) with respect to any ERISA Mandate. To the knowledge of the Company, no facts or circumstances exist on the basis of which any such Person would reasonably be expected to become subject to disqualification under (i) Section 411(a) of ERISA from holding any position described under Section 411(a)(1)-(3) of ERISA or (ii) part I(g) of the QPAM Exemption.

Section 4.16 Environmental Matters.

(a) Since January 1, 2023, neither the Company nor any of its Subsidiaries has received written (or, to the knowledge of the Company, oral) notice from any Governmental Entity or other Person alleging that the Company or any of its Subsidiaries is in violation of or liable under any applicable Environmental Law, and to the knowledge of the Company, neither the Company nor any of its Subsidiaries is subject to any investigation with respect to potential liability pursuant to Environmental Law, except with respect to any matter related to the foregoing that (i) has been fully resolved or (ii) would not, individually or in the aggregate, have a Company Material Adverse Effect.

(b) The Company and its Subsidiaries are, and since January 1, 2023 have been, in compliance with all applicable Environmental Laws, including holding all Permits required pursuant to Environmental Laws, except with respect to any noncompliance that (i) has been fully resolved or (ii) would not, individually or in the aggregate, have a Company Material Adverse Effect.

Section 4.17 Real Property.

(a) Section 4.17(a) of the Company Disclosure Schedules sets forth the address of each parcel of real property owned by the Company or its Subsidiaries (the “Owned Real Property”). Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company or one of the Company Subsidiaries is the sole owner of the Owned Real Property and, subject to the Permitted Encumbrances, the Company or one of the Company Subsidiaries has good and valid title and, to the knowledge of the Company, marketable title to the Owned Real Property.

(b) Section 4.17(b) of the Company Disclosure Schedules sets forth a list of the Company Leases as of the date of this Agreement. Each of the Company and each of its Subsidiaries has complied with the terms of all leases pursuant to which the Company or any of its Subsidiaries has a leasehold interest in any real property (the “Company Leases”), and all such Company Leases are in full force and effect, in each case, except as would not, individually or in the aggregate have a Company Material Adverse Effect.

Section 4.18 Material Contracts

(a) Except (i) for any Contract filed as an exhibit to the Company SEC Documents, (ii) as set forth on Section 4.18 of the Company Disclosure Schedules, (ii) for any Company Benefit Plan and (iii) for any nondisclosure agreement entered into (x) in the ordinary course of business or (y) in connection with discussions, negotiations and transactions related to this Agreement or any other potential similar strategic transactions, neither the Company nor any of its Subsidiaries is a party to or expressly bound by any written agreement, lease, easement, license, sublicense, contract, subcontract, note, bond, mortgage, indenture or other legally binding obligation (each, a “Contract”) that:

(i) would be required to be filed by the Company as a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);

(ii) is a partnership, limited liability company, joint venture or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership, limited liability company or joint venture in which the Company owns, directly or indirectly, any voting or economic interest, other than with respect to any wholly owned Subsidiary of the Company;

(iii) is a non-competition Contract or any other Contract that materially limits, restricts or prohibits, or purports to limit, restrict or prohibit, individually or in the aggregate, (A) the manner or the localities in which any business of the Company or any of its Subsidiaries is or could be conducted, (B) the lines or types of businesses that the Company or any of its Subsidiaries conducts or has a right to conduct or (C) the Company or any of its Subsidiaries from engaging in any business with any Person;

(iv) (A) grants any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of the Company or any of its Subsidiaries, (B) obligates the Company or any of its Subsidiaries to conduct business on an exclusive or preferential basis or contains a “most favored nation” or similar covenant with any third party or (C) involves a “minimum purchase” requirement or similar obligation;

(v) (A) relating to or evidencing Indebtedness of the Company or any Subsidiary of the Company in excess of $5,000,000, other than any Indebtedness between or among the Company and any of its Subsidiaries or (B) granting an Encumbrance (other than Permitted Encumbrances) securing Indebtedness in excess of $5,000,000 upon any assets or properties of the Company or any of its Subsidiaries;

(vi) provides for any guaranty of liabilities or obligations by the Company or any of its Subsidiaries, in each case that is material to the Company and its Subsidiaries, taken as a whole, other than any guaranty by the Company or any of its Subsidiaries of any of the obligations of the Company or any of its wholly owned Subsidiaries;

(vii) limits or restricts the ability of the Company or any of its Subsidiaries to (A) declare or pay dividends or make distributions in respect of their capital stock, partner interests, membership interests or other equity interests, (B) pledge capital stock or (C) issue any guarantee of Indebtedness;

(viii) involves the settlement of any pending or threatened Proceeding that (A) requires payment obligations after the date hereof in excess of $5,000,000 by the Company or any of its Subsidiaries or (B) imposes material ongoing restrictions on the Company or any of its Subsidiaries;

(ix) requires aggregate payments by the Company or any of its Subsidiaries in excess of $3,000,000 in any twelve (12)-month period, other than (A) Contracts that can be terminated by the Company or any of its Subsidiaries on less than one hundred and twenty (120) days’ notice without payment by the Company or any Subsidiary of the Company of any material penalty or (B) commercial agreements entered into in the ordinary course of business;

(x) (A) relates to the disposition or acquisition (directly or indirectly) by the Company or any of its Subsidiaries of any material assets or properties of the Company or its Subsidiaries, pursuant to which any earn-out, deferred or contingent payment that would be required to be paid by the Company or any of its Subsidiaries, or indemnification obligations of the Company or any of its Subsidiaries, which remain outstanding (excluding ordinary course indemnification obligations in respect of representations and warranties that do not survive indefinitely) or (B) pursuant to which the Company or any of its Subsidiaries will acquire any material interest in any other Person or other business enterprise;

(xi) with an affiliate or other Person that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Exchange Act;

(xii) with any customer of the Company or any of its Subsidiaries who, in the year ended December 31, 2023, was one of the twenty five (25) largest sources of revenues for the “Wealth” business segment of the Company and its Subsidiaries, based on amounts paid or payable;

(xiii) with any (a) vendor and (b) asset manager, in each case, of the Company or any of its Subsidiaries who, in the year ended December 31, 2023, was one of the five (5) largest sources of payment obligations for the Company and its Subsidiaries, based on amounts paid or payable;

(xiv) pursuant to which the Company or any of its Subsidiaries (A) is restricted in its right to assert, enforce, use or register any material Company Intellectual Property (including settlement agreements, co-existence agreements, consent agreements and covenants not to sue); or (B) grants to a third party or receives from a third party a license or other rights with respect to any material Intellectual Property; in the case of each (A) and (B), other than (i) non-exclusive licenses or other non-exclusive rights of Company Intellectual Property granted in the ordinary course of business, (ii) non-exclusive licenses or other non-exclusive rights of Intellectual Property granted incidentally to the principal purpose of the Contract, and (iii) non-exclusive licenses or other non-exclusive rights granted to the Company or its Subsidiaries of widely available commercial off-the-shelf Software with total annual license, maintenance, support and other fees not in excess of $1,000,000.

(xv) is a collective bargaining agreement or other Contract with any Union; or

(xvi) entered into after the date of this Agreement that would be a Material Contract if entered into as of the date of this Agreement.

(b) Each such Contract described in clauses (i) through (xvi) above, whether or not filed as an exhibit to the Company SEC Documents, is referred to herein as a “Material Contract.” The term “Material Contract” also includes: (i) the standard form of Advisory Contract pursuant to which any Adviser Subsidiary acts as an investment advisor or sub-advisor to, or manages any investment or trading account of, an Advisory Contract Client (which such form has been provided to Parent); (ii) any other Advisory Contract that materially deviates from such standard form and under which the Company or an Adviser Subsidiary received net revenue of at least $5,000,000 in the fiscal year ended December 31, 2023; and (iii) each Program Agreement that is used to serve Advisory Contracts representing net revenue in the aggregate of at least $5,000,000 in the fiscal year ended December 31, 2023. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any other party to a Material Contract is in breach or violation of any provision of, or in default under, any Material Contract, and, to the knowledge of the Company, no event has occurred that, with or without notice, lapse of time or both, would constitute such a breach, violation or default or permit the other party to terminate, modify or accelerate the performance obligations under, any Material Contract, except for breaches or violations or defaults that, individually or in the aggregate, would not have a Company Material Adverse Effect. The Company has made available true and complete copies of each Material Contract described in clauses (i) through (xvi) above as of the date of this Agreement. Except as would not, individually or in the aggregate, have, or would reasonably be expected to have, a material effect on the Company and its Subsidiaries, each Material Contract is (i) a legal, valid and binding obligation of the Company or its Subsidiary that is a party thereto, as applicable, and, to the knowledge of the Company, the other parties thereto and (ii) in full force and effect. Since the Company Balance Sheet Date, neither the Company nor any of its Subsidiaries has received any written or, to the knowledge of the Company, oral notice from or on behalf of any party to a Material Contract indicating that such party intends to terminate, or not renew, any Material Contract with such party or to materially adjust the fee schedule under such Material Contract. To the knowledge of the Company, as of the date hereof, there is no solicitation or request that the Company or any Subsidiary be removed as manager of, or any other role or capacity with respect to, any Fund.

Section 4.19 Intellectual Property and Data Privacy.

(a) Section 4.19(a) of the Company Disclosure Schedules sets forth a true, correct and complete list of all (i) patent, trademark and copyright registrations and applications for registration and (ii) domain names and social media accounts and handles, in each case ((i) and (ii)) that are Company Intellectual Property (such items, the “Company Registered Intellectual Property”). Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each item of Company Registered Intellectual Property is subsisting and, to the knowledge of the Company, valid and enforceable. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries own all Company Intellectual Property and otherwise possess valid and enforceable licenses or other rights to use (in each case, free and clear of any Encumbrances other than Permitted Encumbrances), all Intellectual Property used in the conduct of the business of the Company and its Subsidiaries as currently conducted, and will continue to so own, license or have the right to use such Intellectual Property immediately following the Closing to the same extent as the date hereof, provided that the foregoing shall not be deemed a representation or warranty with respect to infringement, misappropriation or other violation of third party Intellectual Property, which is addressed exclusively in Section 4.19(b) and Section 4.19(c).

(b) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, no Proceeding is pending and since January 1, 2023 there has not been any Proceeding or any written claim or notice to or against the Company or any of its Subsidiaries (i) challenging the ownership, enforceability, scope, validity or use by the Company or any of its Subsidiaries of any Company Intellectual Property or (ii) alleging that the Company or any of its Subsidiaries is violating, misappropriating or infringing, or has violated, misappropriated or infringed, the Intellectual Property rights of any Person.

(c) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, to the knowledge of the Company, as of the date of this Agreement, (i) no Person is misappropriating, violating or infringing, or since January 1, 2023 has misappropriated, violated or infringed, the rights of the Company or any of its Subsidiaries with respect to any Company Intellectual Property and (ii) the Company and its Subsidiaries and the operation of the business of the Company and its Subsidiaries do not violate, misappropriate or infringe and have not since January 1, 2023 violated, misappropriated or infringed, the Intellectual Property rights of any other Person. Except for the representations and warranties expressly made in Section 4.19(b) and this Section 4.19(c), the Company does not make any representation or warranty (express, implied or otherwise) with respect to the violation, misappropriation or infringement of the Intellectual Property rights of any Person by the Company or any of its Subsidiaries.

(d) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries take and have taken commercially reasonable steps to prevent the unauthorized disclosure or use of their Trade Secrets and all other Trade Secrets disclosed to or possessed by them. To the knowledge of the Company, except as would not, individually or in the aggregate, have a Company Material Adverse Effect, there has been no unauthorized access, use or disclosure of any Trade Secrets of the Company or any of its Subsidiaries. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, all current and former employees and contractors who have developed or contributed to material Company Intellectual Property have executed enforceable Contracts that irrevocably assign to the Company or one of its Subsidiaries all of such Person’s rights relating to such Intellectual Property, or such Intellectual Property rights have vested in the Company or one of its Subsidiaries by operation of law.

(e) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, no Software included in the Company Intellectual Property (“Company Software”) is subject to any Contract, including any source code escrow arrangement, that requires or would require the Company or any of its Subsidiaries to divulge to any Person any source code or Trade Secret that is part of such Company Software. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, to the knowledge of the Company, neither the Company nor any of its Subsidiaries has used, modified or distributed any Open Source Software in a manner that (i) requires the disclosure, licensing or distribution of any proprietary source code for any Company Software or (ii) imposes any restrictions on the consideration the Company or any of its Subsidiaries can charge for the distribution of any Company Software or any of their respective products or services.

(f) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, to the knowledge of the Company, neither the Company nor any of its Subsidiaries has trained any Company AI Product using Training Data that (i) was obtained through an act of misappropriation, misrepresentation or unlawful means, or (ii) included any Personal Data without adequate rights therefor.

(g) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries (i) lawfully own, lease or license all Systems and such Systems are reasonably sufficient for the immediate needs of the Company and its Subsidiaries and (ii) will continue to have such rights immediately after the Closing to the same extent as the date hereof. Except as would not, individually or in the aggregate, to the knowledge of the Company, have a Company Material Adverse Effect, the Systems included in the Company Intellectual Property do not contain any viruses, bugs, vulnerabilities, faults, malware or other disabling code intentionally designed to (A) disrupt or adversely affect the functionality or integrity of any System, or (B) enable or assist any Person to access without authorization any System or to maliciously disable, maliciously encrypt, or erase any Software, hardware, or data. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, to the knowledge of the Company, since January 1, 2023, there has been no failure of or any security incident involving any System that has caused a disruption to the Company or any of its Subsidiaries and none have experienced any unauthorized or unlawful access to, acquisition, use, loss, modification, or any other breach of Personal Data, including, without limitation, any ransomware, phishing, or other cyberattack (“Security Breach”). Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries have in place commercially reasonable (x) backup, data recovery and business continuity plans and (y) security measures designed to protect the Company’s Systems and any Personal Data Processed therein from a Security Breach. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, to the knowledge of the Company, as of the date of this Agreement, since January 1, 2023, the Company and its Subsidiaries have not been subjected to an audit of any kind, in connection with any Contract pursuant to which they use any third-party System, which resulted in, or requires, a true-up payment.

(h) To the knowledge of the Company, no funding, facilities or personnel of any educational institution or Governmental Entity were used, directly or indirectly, to develop or create, in whole or in part, any Company Software or other Company Intellectual Property.

(i) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries have complied and are in compliance, in all material respects, with all applicable Laws, Contract obligations and their own respective privacy policies relating to the Processing of Personal Data held by the Company or its Subsidiaries (“Privacy Obligations”).

(j) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, immediately following the Closing Date the Company and its Subsidiaries have the right to the use of Personal Data in substantially the same manner as Personal Data was used by them prior to the Closing Date, and such use will not violate applicable Privacy Obligations.

(k) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries have undertaken appropriate steps to ensure the third parties they have appointed or authorized to Process Personal Data and have contractually obligated all such third parties to (x) comply with applicable Privacy Obligations and (y) take reasonable steps to protect such Personal Data.

(l) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has received a complaint from or been the subject of any written inquiry, subpoena, investigation or enforcement action brought by any Governmental Entity or any other third party regarding its Processing of Personal Data, Security Breach or alleged violation of any applicable Privacy Obligation.

Section 4.20 Permits. The Company and each of its Subsidiaries, and, to the knowledge of the Company, each of its Funds holds, and since January 1, 2023, has held, all Permits necessary to conduct its business as currently conducted, and all such Permits held by the Company and its Subsidiaries and, to the knowledge of the Company, each of its Funds are, and have been since January 1, 2023, valid and in full force and effect, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. Each of the Company and each of its Subsidiaries and, to the knowledge of the Company, each of its Funds is, and at all times since January 1, 2023 has been, in compliance with the terms and requirements of such Permits, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. Since January 1, 2023, except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has received written, or, to the knowledge of the Company, oral notice from any Governmental Entity alleging any conflict with or breach of any such Permit, the substance of which has not been resolved and there is no Proceeding pending, or, to the knowledge of the Company, threatened that would reasonably be expected to result in the revocation, cancellation, termination, suspension, non-renewal, limitation or material modification of any Permit.

Section 4.21 Insurance. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) the Company and its Subsidiaries maintain insurance coverage in such amounts and covering such risks as the Company believes to be commercially reasonable and (ii) all such insurance policies are in full force and effect and all premiums due thereunder have been paid when due, and there is no existing default or event that, with the giving of notice or lapse of time or both, would constitute a default, by any insured thereunder.

Section 4.22 Adviser Regulatory Matters.

(a) Each Adviser Subsidiary and, to the knowledge of the Company, each Fund is, and since January 1, 2023 has been, in compliance with all applicable Law of all applicable Governmental Entities and, if applicable, its offering documents, in each case, in all material respects. Each Adviser Subsidiary has established in compliance with the requirements of applicable Law, maintained in effect at all times, and complied in all material respects with, written compliance policies and procedures that are reasonably designed to detect and prevent any material violations of any applicable Law, in each case in all material respects. Except as set forth in annual reviews (including those required under Rule 206(4)-7(b) under the Advisers Act) or other periodic compliance reviews (including those made to the board of trustees of a Fund), in each case, which have been made available to Parent, all Persons subject to such written compliance policies and procedures, including each Adviser Subsidiary, are, and at all times required by applicable Law have been, in compliance in all respects with such written compliance policies and procedures except as would not, individually or in the aggregate, have a Company Material Adverse Effect.

(b) Except with respect to the Funds, no Adviser Subsidiary is a party to any Advisory Contract that is not either an Intermediary Advisory Contract or a Tri-Party Advisory Contract.

Section 4.23 Brokers; Financial Advisors. No broker, investment banker, financial advisor or other Person, other than Morgan Stanley LLC (the “Financial Advisor”), the fees and expenses of which will be paid by the Company, is entitled to any broker’s, finder’s, financial advisor’s or other similar based fee or commission, or the reimbursement of expenses in connection therewith, in connection with any of the Transactions as a result of being engaged by the Company or any Subsidiary or Affiliate of the Company.

Section 4.24 Opinion of Financial Advisor. The Company Board has received the opinion of the Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the limitations, factors, qualifications, assumptions and other matters set forth therein, the Merger Consideration to be received by the holders of Common Shares (other than the holders of Excluded Shares or holders who are Parent financing sources or their Affiliates) pursuant to this Agreement is fair, from a financial point of view, to such holders (it being understood and agreed that such opinion is for the benefit of the Company Board and may not be relied upon by Parent, Merger Sub, Parent financing sources or any of their respective Affiliates). The Company will make available to Parent solely for informational purposes and on a non-reliance basis, a copy of such opinion as soon as practicable on or after the date of this Agreement. As of the date of this Agreement, the foregoing opinion has not been amended, rescinded or modified in any respect.

Section 4.25 Rights Agreement; Takeover Statutes. Assuming the representations and warranties set forth in Section 5.6 are true and correct, the Company is not party to any shareholder rights agreement, “poison pill,” voting trust or similar anti-takeover agreement or plan. No Takeover Law applies to the Company with respect to this Agreement or the Merger.

Section 4.26 No Additional Representations.

(a) Except for the representations and warranties expressly made in this Article IV or in any certificate delivered at Closing pursuant to this Agreement, neither the Company nor any other Person has made or makes any representation or warranty (express, implied or otherwise) with respect to the Company or its Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) whether in connection with this Agreement, the Merger or any other Transaction or otherwise, and the Company hereby disclaims any such other representations or warranties (express, implied or otherwise). In particular, without limiting the foregoing disclaimer, except as expressly provided in this Article IV or in any certificate delivered at Closing pursuant to this Agreement, neither the Company nor any other Person makes or has made any representation or warranty (express, implied or otherwise) to Parent or any of its Affiliates or any of its or their respective Representatives with respect to (i) any financial projection, forecast, estimate, forward-looking statement, budget or prospect information relating to the Company or any of its Subsidiaries or their respective businesses, (ii) the adequacy or sufficiency of the reserves or (iii) the effect of the adequacy or sufficiency of the reserves on any “line item” or asset, liability or equity amount, or (iv) any oral or written information made available or otherwise presented to Parent, any of its Affiliates or any of its or their respective Representatives whether in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the Merger or any other Transaction or otherwise. Furthermore, no fact, condition, circumstance or event relating to or affecting the development of the reserves may be used, directly or indirectly, to demonstrate or support the breach of any representation, warranty, covenant or agreement contained in this Agreement or in any other agreement, document or instrument to be delivered in connection with the Merger or any other Transactions or otherwise.

(b) Notwithstanding anything to the contrary in this Agreement, the Company acknowledges and agrees that neither Parent nor any other Person has made or is making, and the Company expressly disclaims reliance upon, any representations or warranties (express, implied or otherwise) relating to Parent or its Subsidiaries beyond those expressly made by Parent and Merger Sub in Article V or in any certificate delivered at Closing pursuant to this Agreement, including any implied representation or warranty as to the accuracy or completeness of any information regarding Parent or its Subsidiaries made available or otherwise presented to the Company, any of its Affiliates or any of its or their respective Representatives. Without limiting the generality of the foregoing, the Company acknowledges that, except as expressly made in Article V or in any certificate at Closing delivered pursuant to this Agreement, no representations or warranties (express, implied or otherwise) are made with respect to (i) any projections, forecasts, estimates, budgets or prospect or (ii) any oral or written information made available or otherwise presented to the Company or any of its Affiliates or any of its or their respective Representatives whether in the course of the negotiation of this Agreement or in the course of the Merger or any other Transaction or otherwise.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub jointly and severally represent and warrant to the Company that, except as disclosed in the disclosure schedules delivered by Parent to the Company simultaneously with the execution of this Agreement (the “Parent Disclosure Schedules”):

Section 5.1 Corporate Existence and Power. Parent is a company duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Merger Sub is a company duly incorporated, validly existing and in good standing under the Laws of the state of Delaware. Each of Parent and Merger Sub has all requisite power and authority required to enable it in all material respects to own, lease, operate or otherwise hold its properties and assets and to carry on its business as now conducted. Parent is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the character of the property or assets owned, leased or operated by it or the nature of its activities make such licensing qualification necessary, except for those jurisdictions where the failures to be so licensed or qualified, individually or in the aggregate, have not had, and would not be reasonably expected to have, a Parent Material Adverse Effect. Parent has heretofore made available to the Company true, correct and complete copies of Parent’s and Merger Sub’s certificate of incorporation and bylaws, in each case, as amended. Merger Sub is a direct, wholly owned Subsidiary of Parent that was formed solely for the purpose of engaging in the Merger. Since the date of its incorporation and prior to the Effective Time, Merger Sub has not engaged in any activities other than the execution of this Agreement, the performance of its respective obligations, covenants and agreements hereunder, and matters ancillary thereto, and prior to the Effective Time will have, no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement, the Merger and the other Transactions.

Section 5.2 Authorization.

(a) Each of Parent and Merger Sub has all necessary power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is party and, subject to obtaining the Merger Sub Shareholder Approval, to perform its obligations, covenants and agreements hereunder and to consummate the Transactions. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the Ancillary Agreements to which it is party, and the consummation by Parent and Merger Sub of the Transactions, have been duly authorized and approved by each of the Parent Board and the Merger Sub Board, as applicable, and, filing the Certificate of Merger with the Secretary of State of the State of

Delaware pursuant to the DGCL and obtaining the Merger Sub Shareholder Approval (which approval shall be provided by the written consent of Parent immediately following the execution of this Agreement), no other action (including any shareholder vote or other action) on the part of Parent or Merger Sub is necessary to authorize the execution, delivery and performance by Parent and Merger Sub of this Agreement and the Ancillary Agreements to which it is party and the consummation by Parent and Merger Sub of the Transactions. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of them in accordance with its terms, except that such enforceability may be limited by and is subject to Creditors’ Rights.

(b) Each of the Parent Board and the Merger Sub Board have adopted resolutions that have approved the Merger and this Agreement.

Section 5.3 Governmental Authorization. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Transactions require no action by or in respect of, or Consent of, any Governmental Entity to be requested or obtained by Parent or any of its Subsidiaries prior to the Closing other than (a) the filing of a Certificate of Merger with respect to the Merger with the Delaware Secretary of State pursuant to the DGCL and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (b) filings required under, and in compliance with other applicable requirements of, the HSR Act and such other Consents, filings, declarations or registrations as are required to be made or obtained under any other Antitrust Laws, (d) compliance with the applicable requirements of the Exchange Act, the Securities Act, any other applicable state or federal securities laws and rules and regulations of the NYSE, (f) the filing of a CMA relating to the Transactions by the Broker-Dealer Entities and FINRA Approval thereof, (g) compliance with any other regulatory requirements listed on Section 4.3(g) of the Company Disclosure Schedule and (h) other actions or filings the absence or omission of which, individually or in the aggregate have not had a Parent Material Adverse Effect.

Section 5.4 Non-Contravention. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Transactions do not and will not, assuming compliance with the matters referred to in Section 5.2 and Section 5.3, (a) contravene or conflict with or constitute a violation of Parent’s or Merger Sub’s certificate of incorporation or bylaws, (b) contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to Parent or any of its Subsidiaries, (c) result in a breach of, require any consent under, constitute a default (or an event that with notice or the passage of time would become a default) under or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of Parent or any of its Subsidiaries or to a loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any agreement, contract or other instrument binding upon Parent or any of its Subsidiaries or any Permit or similar authorization held by Parent or any of its Subsidiaries, or (d) result in the creation or imposition of any Encumbrance (other than any Permitted Encumbrance) on any property or other asset of Parent or any of its Subsidiaries, except for such contraventions, conflicts or violations referred to in clause (b) or breaches, consents, defaults, rights of termination, cancellations, amendments or accelerations, losses or Encumbrances referred to in clause (c) or (d) that, individually or in the aggregate, has not had, and would not be reasonably expected to have, a Parent Material Adverse Effect. The approval of the shareholders of Parent is not required by applicable Law to effect the Transactions.

Section 5.5 Disclosure Documents. None of the information supplied or to be supplied by Parent or its Representatives for inclusion or incorporation by reference in (a) the Proxy Statement at the date it is first mailed to the holders of Common Shares, and at the time of the Company Shareholders Meeting, or (b) any Other Required Parent Filing, in each case, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the Effective Time, any event with respect to the Parent, its Affiliates or any of their respective Subsidiaries shall occur that is required to be described in the Proxy Statement, Parent shall as promptly as reasonably practicable inform the Company so that such event may be so described in an amendment or supplement to be filed by the Company with the SEC and, if required by Law, disseminated to the holders of Common Shares. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement based on information supplied by or on behalf of the Company or its Representatives for inclusion or incorporation by reference in the Proxy Statement.

Section 5.6 No Interested Stockholder. Neither Parent nor any of its “affiliates” or “associates” is, or has been within the last three (3) years, an “interested stockholder” (in each case as such terms are defined in Section 203 of the DGCL) of the Company. Without limiting the generality of the foregoing, neither Parent nor Merger Sub has taken, or has authorized any of their respective officers, directors, employees, investment bankers, attorneys or other advisors or representatives to take, any action that would cause either Parent or Merger Sub to be deemed an “interested stockholder” (as such term is defined in Section 203 of the DGCL) of the Company.

Section 5.7 Litigation. There is no Proceeding pending against, or, to the knowledge of Parent, threatened against or affecting, Parent, Merger Sub, or any of their respective Subsidiaries, or, to the knowledge of Parent, any of their respective officers or directors in their capacities as such, except as, individually or in the aggregate, has not had, and would not be reasonably expected to have, a Parent Material Adverse Effect.

Section 5.8 Financing. Parent has delivered to the Company true, correct and complete copies, as of the date of this Agreement, of the fully executed Equity Commitment Letters, Financing Commitment Letters and Debt Financing Fee Letter; provided that the copy of the Debt Financing Fee Letter delivered to the Company may be redacted to omit fee amounts and terms that do not impact the amount (other than through the operation of additional original issue discount or upfront fees) or adversely affect the availability of the Debt Financing or expand the conditions to obtaining the Debt Financing on the Closing Date. Except as set forth in the Commitment Letters or Debt Financing Fee Letter, there are no conditions precedent or other contingencies (including any “flex” provisions applicable thereto) to the funding of the Financing pursuant to, and in the aggregate amount contemplated to be funded on the Closing Date by, the applicable Commitment Letter. There are no side letters or other agreements or arrangements of any kind that could limit, delay or impair the availability or funding of the Financing (in the amounts set forth in the applicable Commitment Letters) and no such side letters or other agreements or arrangements are contemplated. As of the date of this Agreement, each Commitment Letter has been duly executed and delivered by, and is a legal, valid and binding obligation of, Parent and, to the knowledge of Parent, each other party thereto, subject to Creditors’ Rights as applicable. As of the date of this Agreement, each Commitment Letter is in full force and effect against Parent and, to the knowledge of Parent, against each other party thereto and has not been withdrawn, terminated, rescinded, waived, amended or modified, subject to Creditors’ Rights as applicable. All commitment and other fees required to be paid under the Commitment Letters on or prior to the date hereof have been timely paid. As of the date of this Agreement, assuming the satisfaction of each of the conditions precedent set forth in Section 9.1 and Section 9.2, Parent is not aware of any fact, occurrence or condition that would or would reasonably be likely to cause the financing commitments in the Commitment Letters to terminate or be ineffective or any term or condition of closing required to be satisfied by it pursuant to any Commitment Letter to not be met. Assuming the satisfaction or waiver of each of the conditions precedent set forth in Section 9.1 and Section 9.2 and the Rollover having been consummated in accordance with the terms of this Agreement and the Support and Rollover Agreements, the aggregate proceeds of the Financing, if and when funded, will be sufficient for Parent to consummate the Transactions on the Closing Date, including payment in cash of (i) the aggregate Merger Consideration payable following the Effective Time, (ii) the Payoff Amount, (iii) the aggregate amounts payable pursuant to the terms hereof to holders of the Convertible Notes, Company Equity Awards (other than the Company RSU Deferred Cash Awards and the Company PSU Deferred Cash Awards) and the Common Shares and (iv) any other payments required to be made by or on behalf Parent at the Closing (such amount, the “Required Funding Amount”). As of the date of this Agreement, and assuming the representations and warranties contained in Article IV are true and correct in all respects, no event has occurred that would result in any breach of or a default (or an event that, with or without notice or lapse of time, or both, would be a breach or default)

under any Commitment Letter on behalf of Parent or Merger Sub and, to the knowledge of Parent, against each other party thereto under any Commitment Letter. Assuming the satisfaction of the conditions set forth in Section 9.1 and Section 9.2 on the Closing Date, the accuracy of the representations set forth in Article IV, as of the date of this Agreement, Parent has no reason to believe that the full amount of the Financing contemplated under each applicable Commitment Letter to be available on the Closing Date to fund the Transactions will not be available to Parent or Merger Sub on the Closing Date. The Equity Commitment Letters provide, and will continue to provide, that the Company is a third-party beneficiary thereof as set forth therein.

Section 5.9 Limited Guarantees. Concurrently with the execution of this Agreement, each Guarantor has delivered to the Company a true, correct and complete copy of its respective Limited Guarantee, duly executed by such Guarantor in favor of the Company. Assuming that the Company’s representations set forth in Article IV are true and correct in all material respects, as of the date of this Agreement, each Limited Guarantee is in full force and effect and constitutes a legal, valid and binding obligation of the respective Guarantor, enforceable against it in accordance with its terms. As of the date of this Agreement, no event has occurred that, with notice or lapse of time or both, would, or would reasonably be expected to, constitute a default or breach or failure to satisfy a condition on the part of the respective Guarantor under any Limited Guarantee.

Section 5.10 Certain Arrangements. As of the date of this Agreement, except as set forth herein (including with respect to the Support and Rollover Agreements), there are no Contracts (whether oral, written or otherwise) or commitments to enter into Contracts (whether oral, written or otherwise) (a) between Parent, Merger Sub or any of their respective Affiliates (or any other Person on behalf of Parent, Merger Sub or any of their respective Affiliates), on the one hand, and any member of the Company’s management or the Company Board or any of their respective Affiliates, on the other hand, that relate in any way to the Company or any of its Subsidiaries (including relating to compensation and retention of the Company’s management) or the Transactions or the operations of the Company or any of its Subsidiaries or, following the Effective Time, the Surviving Company or any of its Subsidiaries, (b) pursuant to which any holder of Common Shares would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any holder of Common Shares agrees to vote to approve the Merger and this Agreement or agrees to vote against any Superior Proposal or (c) between Parent, Merger Sub or any of their respective Affiliates (or any other Person on behalf of Parent, Merger Sub or any of their respective Affiliates), on the one hand, and any holder of Company Equity Awards or Common Shares, on the other hand, pursuant to which such holder would be entitled to receive consideration of a different amount or nature than the consideration payable pursuant to Section 2.5 or Section 2.6(a).

Section 5.11 Pending Transactions. None of Parent, Merger Sub or any of their respective Affiliates is party to any transaction pending to (a) acquire or agree to acquire by merging or consolidating with, by purchasing a portion of the assets of or equity in, or by acquiring in any other manner, any business of any Person or other business organization or division thereof, or (b) otherwise acquire or agree to acquire any assets or equity interests, or take any other action, where the entering into of a definitive agreement relating to or the consummation of such acquisition, merger or consolidation, in each case, would, or would reasonably be expected to, (i) prevent, materially delay or materially impede the consummation of the Transactions; (ii) impose any material delay in the obtaining of, or materially increasing the risk of not obtaining, any consent of any Governmental Entity necessary to consummate the Transactions or the expiration or termination of any applicable waiting period; (iii) materially increase the risk of any Governmental Entity entering an Order prohibiting the consummation of the Transactions, including the Merger; or (iv) materially increase the risk of not being able to remove any such Order on appeal or otherwise.

Section 5.12 Brokers; Financial Advisors. Except as set forth on Section 5.12 of the Parent Disclosure Schedules, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar based fee or commission, or the reimbursement of expenses in connection therewith, in connection with any of the Transactions as a result of being engaged by Parent, Merger Sub or any of their respective Subsidiaries or Affiliates, except for Persons whose fees and expenses will be paid by Parent or an Affiliate thereof.

Section 5.13 CFIUS Foreign Person. Neither Parent nor Merger Sub is a foreign person, as defined in 31 C.F.R. § 800.224. The Merger will not result in control (as defined in 31 C.F.R. § 800.208) of the Company and its Subsidiaries by any foreign person (as defined in 31 C.F.R. § 800.224) and will not constitute a direct or indirect investment in the Company or its Subsidiaries by any foreign person that affords such foreign person with any of the access, rights, or involvement contemplated under 31. C.F.R. § 800.211(b).

Section 5.14 Support and Rollover Agreements. Concurrently with the execution of this Agreement, Parent has delivered to the Company the duly executed Support and Rollover Agreements. As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach by Parent or Merger Sub under any Support and Rollover Agreement.

Section 5.15 No Additional Representations.

(a) Except for the representations and warranties expressly made in this Article V or in any certificate delivered at Closing pursuant to this Agreement, neither Parent, Merger Sub nor any other Person has made or makes any representation or warranty (express, implied or otherwise) with respect to Parent or its Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) whether in connection with this Agreement, the Merger or any other Transaction or otherwise, and each of Parent and Merger Sub hereby disclaims any such other representations or warranties (express, implied or otherwise). In particular, without limiting the foregoing disclaimer, except as expressly provided in this Article V or in any certificate at Closing delivered pursuant to this Agreement, neither Parent, Merger Sub nor any other Person makes or has made any representation or warranty (express, implied or otherwise) to the Company or any of its Affiliates or any of its or their respective Representatives with respect to (i) any financial projection, forecast, estimate, forward-looking statement, budget or prospect information relating to the Parent or any of its Subsidiaries or their respective businesses, or (ii) any oral or written information made available or otherwise presented to the Company, any of its Affiliates or any of its or their respective Representatives whether in the course of their due diligence investigation of Parent or Merger Sub, the negotiation of this Agreement or in the course of the Merger or any other Transaction or otherwise.

(b) Notwithstanding anything to the contrary in this Agreement, Parent acknowledges and agrees that neither the Company nor any other Person has made or is making, and Parent expressly disclaims reliance upon, any representations or warranties (express, implied or otherwise) relating to the Company or its Subsidiaries beyond those expressly made by the Company in Article IV or in any certificate at Closing delivered pursuant to this Agreement, including any implied representation or warranty as to the accuracy or completeness of any information regarding the Company or its Subsidiaries made available or otherwise presented to Parent, any of its Affiliates or any of its or their respective Representatives. Without limiting the generality of the foregoing, Parent acknowledges that, except as expressly made in Article IV or in any certificate delivered at Closing pursuant to this Agreement, no representations or warranties (express, implied or otherwise) are made with respect to (i) any projections, forecasts, estimates, budgets or prospect, (ii) the adequacy or sufficiency of the reserves or (iii) the effect of the adequacy or sufficiency of the reserves on any “line item” or asset, liability or equity amount, or (iv) any oral or written information made available or otherwise presented to Parent or any of its Affiliates or any of its or their respective Representatives whether in the course of the negotiation of this Agreement or in the course of the Merger or any other Transaction or otherwise.

ARTICLE VI

COVENANTS OF THE COMPANY

Section 6.1 Conduct of the Company. From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with Article X, except (i) with the prior written consent of Parent (which consent will not be unreasonably withheld, conditioned or delayed), (ii) as is expressly required or expressly contemplated by this Agreement, (iii) as is required by applicable Law, or (iv) as set forth in Section 6.1 of the Company Disclosure Schedules, the Company (1) will, and will cause its Subsidiaries to, use commercially reasonable efforts to (x) conduct their business in the ordinary course consistent with past practice in all material respects and (y) preserve intact their business organizations, goodwill and assets, and preserve their present material relationships with Governmental Entities and other material business relationships with third parties and other Persons and (2) without limiting the generality of the foregoing, will not, and will not permit its Subsidiaries to:

(a) amend or adopt any change in its Organizational Documents, whether by merger, consolidation or otherwise, or waive any material term thereunder;

(b) authorize, recommend, propose, enter into or adopt a plan or agreement of complete or partial liquidation, winding-up, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;

(c) offer, issue, sell, transfer, pledge, dispose of, Encumber, adjust or amend the terms of any shares or equity interests of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock or other voting or equity interests of any class or series of the Company or its Subsidiaries or grant any Company Equity Award or other equity or equity-based awards, other than (i) issuances pursuant to the exercise of Company Option Awards or the vesting and settlement of Company RSU Awards and Company PSU Awards reflected in Section 4.5 as required by their respective terms that are outstanding on the date hereof in accordance with their terms as in effect on the date hereof, (ii) issuances pursuant to conversion of any Convertible Notes in accordance with the terms of the Convertible Notes Indentures or (iii) issuances by and among one or more wholly owned Subsidiaries of the Company and/or the Company;

(d) (i) split, reverse split, combine, subdivide or reclassify the outstanding shares of capital stock or other equity interests of the Company or any of its Subsidiaries, or (ii) declare, set aside, make or pay any dividend or other distribution payable in cash, stock or property with respect to the capital stock or other equity interests, other than, in the case of clause (ii), with respect to any wholly owned Subsidiary of the Company, to the Company or another wholly owned Subsidiary of the Company;

(e) redeem, purchase, repurchase or otherwise acquire directly or indirectly any of the Company’s or any Subsidiary’s capital stock or other voting or equity interests of the Company or any of its Subsidiaries, except for repurchases, redemptions or acquisitions (i) by a wholly owned Subsidiary of share capital or such other securities or equity or voting interests, as the case may be, of another of its wholly owned Subsidiaries, (ii) in connection with Tax withholding obligations pursuant to the terms of a Company Equity Award to the extent required by the terms of such Company Equity Award as in effect on the date hereof or (iii) pursuant to the conversion of any Convertible Notes in accordance with the terms of the Convertible Notes Indentures;

(f) except as required under the terms of any Company Benefit Plan set forth on the Company Disclosure Schedules, (i) increase the compensation or benefits paid or payable, whether conditionally or otherwise, of any current or former manager, director, officer, employee or individual independent contractor, other than increases in annual base salary or wage rate in the ordinary course of business consistent with past practice in respect of any non-officer employee whose annual base salary or wage rate does not exceed $250,000 after giving effect to such increase, (ii) enter into, adopt, grant or provide any change in control, severance, retention or similar payments or benefits to any current or former manager, director, officer, employee or individual independent contractor, (iii) subject to clauses (i)-(ii) above, establish, adopt, enter into, terminate or amend any material Company Benefit Plan or establish, adopt or enter into any plan, agreement, program, policy or other arrangement that would be a material Company Benefit Plan if it were in existence as of the date of this Agreement, other than (A) in connection with amendments to broad-based health and welfare plans pursuant to an annual renewal process in the ordinary course of business consistent with past practice that do not increase the amount of liability attributable to the Company or any of its Subsidiaries in respect of such Company Benefit Plan by a material amount or (B) in connection with severance payments or benefits provided pursuant to a Company Benefit Plan in effect as of the date hereof and set forth on the Company Disclosure Schedules in the ordinary course of business consistent with past practice in connection with a non-officer employee’s termination of employment permitted under subsection (g) below or (iv) accelerate or grant the right to accelerate the vesting, funding or payment of any compensation or benefits under any Company Benefit Plan;

(g) hire, engage, promote or terminate (other than for cause) the employment or engagement of any employee or independent contractor, in each case, with an annual base salary or wage rate in excess of $250,000, provided, that extensions permitted by, or terminations required by, the terms of the applicable employment or independent contractor arrangement in existence as of the date hereof and set forth on the Company Disclosure Schedules (e.g., at the end of the applicable fixed term of service) shall not be considered a hiring, engagement, promotion or termination;

(h) acquire or agree to acquire (including by merging or consolidating with, or by purchasing all or a material portion of the assets of, or by purchasing any equity or voting interest in, or by any other manner) any (i) business or Person or division thereof or equity interest in any of the foregoing or (ii) any other assets, in each case of clauses (i) and (ii), for consideration in excess of $5,000,000 in the aggregate;

(i) (1) sell, assign, lease, transfer, license, Encumber, abandon, permit to lapse or otherwise dispose of any material portion of its or any of its Subsidiaries’ assets, business or property (which shall include any sale of any capital stock of any Subsidiary of the Company), other than (i) dispositions of obsolete, surplus, or worn out tangible assets or tangible assets that are no longer used or useful in the conduct of the business of the Company or any of its Subsidiaries, (ii) transfers among the Company and its wholly owned Subsidiaries, (iii) leases and subleases of real property owned or leased by the Company or its Subsidiaries and voluntary terminations or surrenders of leases on real property held by the Company or its Subsidiaries, in each case, in the ordinary course of business consistent with past practice, (iv) sales or dispositions of tangible assets in the ordinary course of business consistent with past practice and not in excess of $5,000,000 in the aggregate, (v) abandonments of any Company Registered Intellectual Property, other than material Company Registered Intellectual Property, in the ordinary course of business consistent with past practice, or (vi) the grant of non-exclusive licenses of Company Intellectual Property in the ordinary course of business consistent with past practice, (2) enter into any new line of business; (3) create any new non-wholly owned Subsidiary or (4) sell, assign, lease, transfer, license, Encumber, abandon, permit to lapse or otherwise dispose of any of the assets, business or property (including any capital stock) set forth in Section 6.1(i)(4) of the Company Disclosure Schedules;

(j) incur, create, assume, guarantee or otherwise become liable or responsible for any Indebtedness, other than (i) any Indebtedness among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries, (ii) guarantees by the Company of Indebtedness of its wholly owned Subsidiaries or guarantees by any Subsidiaries of Indebtedness of the Company to the extent such Indebtedness is in existence on the date of this Agreement or incurred in compliance with this Section 6.1(j), (iii) performance bonds or surety bonds entered into in the ordinary course of business and consistent with past practices, (iv) any borrowings in the ordinary course of business for working capital purposes under the Company’s Revolving Credit Facility as in effect on the date hereof and (v) any other incurrence, guaranty or assumption of Indebtedness so long as the aggregate amount thereof at any given time after the date hereof does not exceed $2,000,000;

(k) enter into, modify, amend, extend, renew, change the economic terms of, terminate, assign or waive, release or assign any material rights or fees to be paid under any Material Contract or any agreement that would constitute a Material Contract if in effect on the date of this Agreement;

(l) commence, release, assign, resolve, settle or compromise, in whole or in part, any Proceeding, whether now pending or hereafter made or brought, or waive any claims, other than with respect to the Company’s and its Subsidiaries’ ordinary course claims activity, (i) in any such case, in an amount in excess of $5,000,000 individually or $15,000,000 in the aggregate (net of the amounts reserved for such matters by the Company or any of its Subsidiaries or amounts covered by insurance), (ii) that imposes (A) any obligation to be performed by, or any non-monetary obligations on, or (B) restriction imposed against, the Company or any of its Subsidiaries following the Closing Date, in the case of (A) or (B), that would be material to them, taken as a whole, or in the aggregate of all such cases or (iii) that includes any admission by the Company or its Subsidiaries of wrongdoing or does not provide for a full settlement and release of all known and unknown claims;

(m) except for any such change that is not material or that is required by GAAP or applicable Law or any competent Governmental Entity, change (i) any method of financial accounting methods, principles or practices used by the Company or any of its Subsidiaries or (ii) its fiscal year;

(n) (i) make, change or revoke any material Tax election (except in the ordinary course of business consistent with past practice), (ii) change any annual Tax accounting period or any material method of accounting, (iii) file any material amended Tax Return, (iv) settle or otherwise compromise any material Tax claim, Proceeding or assessment relating to the Company or any of its Subsidiaries, (v) surrender any right to claim a material refund of Taxes or (vi) consent to any extension or waiver of the limitation period applicable to any Tax claim, Proceeding, or assessment relating to the Company or any of its Subsidiaries;

(o) (i) modify, extend, or enter into any collective bargaining agreement or other agreement with any labor union, works council, trade union, labor association or other employee or contract worker representative organization, or (ii) voluntarily recognize or certify any labor union, works council, trade union, labor association or other employee or contract worker representative organization, or group of employees of the Company or any of its wholly-owned Subsidiaries as the bargaining representative for any employees of the Company or its wholly-owned Subsidiaries;

(p) make any capital expenditures or authorizations or commitments with respect thereto that in the aggregate are in excess of $1,000,000 individually or $5,000,000 in the aggregate in any six-month period; or

(q) authorize any of, or agree or commit to do, in writing or otherwise, any of the foregoing.

Nothing contained herein shall give to Parent or Merger Sub, directly or indirectly, rights to control or direct the operations of the Company or its Subsidiaries prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions hereof, complete control and supervision of its operations.

Section 6.2 Employee Matters

(a) For a period of one year following the Effective Time (or, if shorter, the applicable Company Employee’s period of employment), Parent shall provide, or shall cause to be provided, to each employee of the Company and its Subsidiaries at the Effective Time who continues to remain employed with the Company and its Subsidiaries following the Effective Time (each, a “Company Employee”) (i) an annual base salary or base wage rate, as applicable, that is no less favorable than the annual base salary or base wage rate provided to the Company Employee immediately prior to the Effective Time, (ii) annual cash incentive compensation opportunities (including, as applicable, target amounts but excluding change-in-control, transaction, non-qualified deferred compensation, retention and equity-related bonus opportunities and performance goals) that are no less favorable to those provided to the Company Employee immediately prior to the Effective Time, (iii) retirement, health and welfare benefits (other than any change-in-control or transaction-based payments, long-term incentives, nonqualified deferred compensation, severance, retention, equity or equity-based compensation, defined benefit arrangements, and post-retirement or retiree medical or welfare benefits (the “Excluded Benefits”)) that are substantially comparable in the aggregate to those retirement and health and welfare benefits (excluding the Excluded Benefits) provided to the Company Employee immediately prior to the Effective Time and (iv) severance benefits that are no less favorable in the aggregate than those provided to the Company Employee under the applicable Company Benefit Plan as in effect immediately prior to the Effective Time and set forth on the Company Disclosure Schedules.

(b) For all purposes under the employee benefit plans of Parent and its Subsidiaries providing benefits to any Company Employee after the Effective Time (the “New Plans”), each Company Employee shall be credited with his or her years of service with the Company and its Subsidiaries and their respective predecessors, to the same extent such Company Employee was entitled, before the Effective Time, to credit for such service under any similar Company Benefit Plan in which such Company Employee participated or was eligible to participate immediately prior to the Effective Time; provided, however, that the foregoing shall not apply (x) with respect to benefit accrual under any New Plan that is a defined benefit pension plan, (y) for purposes of any New Plan that is a post-employment welfare benefit plan, or (z) to the extent that its application would result in a duplication of benefits. For the avoidance of doubt, all applicable service credit provided under any Legacy Plan as of the Effective Time shall apply and continue to accrue for each applicable Company Employee from and after the Effective Time in accordance with the terms of the applicable Legacy Plan. In addition, and without limiting the generality of the foregoing, (i) Parent shall use commercially reasonable efforts to cause each Company Employee to be immediately eligible to participate, without any waiting time, in each New Plan to the extent such Company Employee was eligible to participate immediately prior to the Effective Time in a Company Benefit Plan providing analogous benefits (such Company Benefit Plans, collectively, the “Legacy Plans”), (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Company Employee, Parent shall use commercially reasonable efforts to waive all pre-existing condition exclusions and actively-at-work requirements of such New Plans for such Company Employee and his or her covered dependents, such that each Company Employee shall be immediately eligible to participate therein, without any waiting time, notwithstanding anything herein to the contrary, unless such conditions would not have been waived under the Legacy Plans, and (iii) Parent shall use commercially reasonable efforts to cause any eligible expenses incurred by a Company Employee and his or her covered dependents during the portion of the plan year of each Legacy Plan ending on the date such Company Employee’s participation in the corresponding New Plan begins shall be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Company Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(c) Nothing contained in this Section 6.2, express or implied, shall (i) be construed to establish, amend or modify any Company Benefit Plan or other benefit or compensation plan, program, agreement, Contract, policy or arrangement (whether of the Company or Parent or any of their respective Subsidiaries or Affiliates), (ii) create any third-party beneficiary rights or obligations in any Person (including any employee) or any right to employment or services or continued employment or service or to a particular term or condition of employment or service with Parent or the Company or any of their respective Subsidiaries or Affiliates or (iii) limit the right of Parent or the Company or any of their respective Subsidiaries or Affiliates to terminate the employment or service of any employee or other service provider following the Closing at any time and for any or no reason.

Section 6.3 Convertible Notes, Revolving Credit Agreement and Capped Call Transactions.

(a) The Company shall take all actions as may be required in accordance with, and subject to the terms of, the applicable provisions of each of the Convertible Notes Indentures, including the giving of any notices required by the Convertible Notes Indentures in connection with the Transactions and making any repurchases required under the Convertible Notes Indentures or conversions of the Convertible Notes occurring as a result of the Transactions in accordance with the terms of the Convertible Notes Indentures.

(b) The Company shall, prior to the Closing Date, prepare any supplemental indentures required in connection with the Transactions and the consummation thereof to be executed and delivered to the Trustee at or prior to the Effective Time under each of the Convertible Notes Indentures.

(c) The Company shall take all such further actions, including the delivery of any officers’ certificates and opinions of counsel required by the Convertible Notes Indentures or other documents or instruments, as may be necessary to comply with all of the terms and conditions of the Convertible Notes Indentures in connection with the Transactions.

(d) The Company shall provide Parent and its counsel reasonable opportunity to review and comment on any written notice or communication and any notices, certificates, press releases, supplemental indentures, legal opinions, officers’ certificates or other documents or instruments deliverable pursuant to or in connection with the Convertible Notes Indentures prior to the dispatch or making thereof.

(e) The Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to cause their respective representatives to, cooperate with Parent in connection with the fulfillment of the Company’s obligations under the terms of the Convertible Notes and the Convertible Notes Indentures at any time after the date of this Agreement as reasonably requested by Parent.

(f) The Company shall deliver to Parent at least three (3) Business Days prior to the Closing Date an executed payoff letter with respect to the Revolving Credit Facility (the “Subject Indebtedness”) in customary form, which payoff letter shall (i) indicate the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs and any other monetary obligations then due and payable under the Subject Indebtedness as of the anticipated Closing Date (and the daily accrual thereafter) and payment instructions for the same (the “Payoff Amount”), (ii) state that upon receipt of the Payoff Amount under such payoff letter, the Subject Indebtedness and all related loan documents shall be terminated and (iii) provide that all liens and guarantees in connection with the Subject Indebtedness shall be automatically released and terminated upon payment of the Payoff Amount on the Closing Date.

(g) The Company shall cooperate with Parent, at Parent’s reasonable written request, in connection with any discussions, negotiations or agreements with the Dealers, any of their respective Affiliates or any other Person with respect to any determination, adjustment, cancellation, termination, exercise, settlement or computation in connection with the Capped Call Transactions, including with respect to any cash amounts or shares of Common Shares that may be receivable by the Company pursuant to the Capped Call Transactions, subject to the mutual agreement of Company, Parent and the relevant Dealers in accordance with the terms of the Capped Call Transactions (such agreement not to be unreasonably withheld, conditioned or delayed by the Company); provided that in no event will this Section 6.3(g) require the Company to effect any such determination, adjustment, cancellation, termination, exercise, settlement or computation in connection therewith prior to the Effective Time or that would be effective if the Effective Time did not occur. The Company (i) shall not, without Parent’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, (A) make any amendments, modifications or other changes to the terms of, or agree to any adjustment under or amounts due upon termination, cancellation or settlement of, the Capped Call Transactions, (B) exercise any right it may have to terminate, or cause the early settlement, exercise or cancellation of, any of the Capped Call Transactions or (C) except as contemplated herein or has occurred prior to the date hereof, enter into any discussions, negotiations or agreements with respect to any of the foregoing in this Section 6.3(g), and (ii) shall keep Parent fully informed of all such discussions and negotiations. The Company shall use commercially reasonable efforts to take all such other actions as may be required in accordance with, and subject to, the terms of the Capped Call Transactions, including delivery of any notices or other documents or instruments required to give effect to the foregoing or in connection with the consummation of the Merger, each of which shall be so delivered substantially in a form previously provided to Parent for Parent’s review.

(h) Notwithstanding anything in this Agreement to the contrary, it is understood and agreed that nothing in this Section 6.3 shall require the Company to (i) other than (A) in connection with any actions set forth in Section 6.3(a), Section 6.3(b), and Section 6.3(c) and (B) with respect to any fees, costs, expenses or liabilities expressly required to be paid under the Convertible Notes Indentures or the Capped Call Transactions (including as a result of any conversions that are required to be settled prior to the Closing and interest payments required to be paid prior to the Closing), pay any fees, incur or reimburse any costs or expenses, or make any payment prior to the occurrence of the Effective Time for which it has not first received full reimbursement or is not otherwise indemnified or subject to reimbursement under this Agreement; (ii) enter into any instrument or agreement, or agree to any change, adjustment, waiver or modification to or termination or unwind of any instrument or agreement, that is effective prior to the occurrence of the Effective Time or that would be effective if the Effective Time did not occur; or

(iii) provide access to or disclose information that would reasonably be expected to jeopardize attorney-client privilege or any other privilege (provided that the Company shall use its reasonable best efforts to allow for such access or disclosure in a manner that does not result in a loss of such privilege) or contravene applicable Law or violate any Contract to which the Company or any of its Subsidiaries is party and entered into prior to the date of this Agreement. For the avoidance of doubt, and without limiting the obligations in this Section 6.3, each of Parent and Merger Sub acknowledge and agree that its obligations to consummate the transactions contemplated by this Agreement are not conditioned upon either (1) the execution of any supplemental indenture pursuant to the Convertible Notes Indentures by the trustee thereunder or (2) the outcome of any negotiation with the Dealers under the Capped Call Transactions with respect to adjustment of the Capped Call Transactions.

Section 6.4 Access to Information. From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with Article X, to the extent permitted by applicable Law, including Antitrust Laws, and subject to Section 8.9 (including the limitations in Section 8.9(b)), the Company will (a) give Parent and its Representatives access to the offices, assets, properties, business, operations, books and records, personnel and Representatives of the Company and its Subsidiaries, (b) furnish to Parent and its Representatives such financial and operating data and other information, in each case, that is reasonably necessary in connection with Parent’s strategic and integration planning with respect to the Transactions and (c) reasonably cooperate with Parent in respect of the matters set forth on Section 6.4(c) of the Company Disclosure Schedules. Any such access will be conducted during normal business hours upon reasonable advance notice, at Parent’s expense and under the supervision of appropriate personnel of the Company and its Subsidiaries and in such a manner as not to unreasonably interfere with the normal operation of the business of the Company and its Subsidiaries, and will be subject to the Company’s reasonable security measures and insurance requirements. Notwithstanding the foregoing, the Company shall not be required to (or to cause any of its Subsidiaries to), after notice to Parent, afford such access or furnish such information to the extent that the Company believes in good faith that doing so would, or, in the case of clause (iii), upon the advice of counsel would: (i) result in the loss of attorney-client privilege, the work product immunity or any other legal privilege or similar doctrine (provided that the Company shall use its reasonable best efforts to allow for such access or disclosure in a manner that does not result in a loss of such privilege or doctrine); (ii) violate any confidentiality obligations of the Company or any of its Subsidiaries to any third person or otherwise breach, contravene or violate any then effective Contract to which the Company or any of its Subsidiaries is party, in each case, solely with respect to obligations and Contracts entered into prior to the date of this Agreement; (iii) result in a competitor of the Company or any of its Subsidiaries receiving information that is competitively sensitive (provided, that information will be disclosed, to the extent legally permissible (as advised by Company counsel), subject to execution of a joint defense agreement in customary form, and disclosure may be limited to external counsel for Parent, to the extent the Company determines doing so may be reasonably required for the purpose of complying with applicable Antitrust Laws); or (iv) breach, contravene or violate any applicable Law (so long as the Company has used reasonable best efforts to provide such information in a way that does not breach, contravene or violate applicable Law). All information obtained by Parent or any of its Representatives pursuant to this Section 6.4 shall be kept confidential in accordance with, and shall otherwise be subject to the terms of, the Confidentiality Agreement.

Section 6.5 [Reserved.]

Section 6.6 Advisory Contract Client Consents.

(a) With respect to each Advisory Contract Client of an Adviser Subsidiary that is a Public Fund, the Company shall, and shall cause each such Adviser Subsidiary, to use its reasonable best efforts to obtain, or to cause to be obtained, in accordance with the provisions of the Investment Company Act applicable thereto and any other applicable Law, (i) the necessary approval of each board of directors or other similar governing body of the Public Fund (the “Public Fund Board”), (ii) the approval of the shareholders of each such Public Fund, of a new Advisory Contract relating to such Public Fund, with such agreement becoming effective immediately following the Closing and containing terms that are substantially similar to (with fee and any other economic terms that are not less favorable to the Company or the Adviser Subsidiary than) the terms of the applicable existing Advisory Contract with such Public Fund, and (iii) the approval, as necessary, of the Public Fund Board of an “interim contract” pursuant to Rule 15a-4 under the Investment Company Act.

(b) With respect to each Non-Public Fund Advisory Contract Client of any Adviser Subsidiary, including any Private Fund, as applicable, the Company shall, and shall cause each such Adviser Subsidiary to, use its reasonable best efforts to obtain prior to Closing, in accordance with applicable Law, the consent of such Non-Public Fund Advisory Contract Client to the “assignment” or deemed “assignment” (within the meaning of Section 202(a)(1) and Section 205(a)(2) of the Advisers Act) (an “Assignment”) of its Non-Public Fund Advisory Contract as a result of the Transactions.

(i) In furtherance of the foregoing, the Company shall use its reasonable best efforts to cause the applicable Adviser Subsidiary to send, as soon as reasonably practicable and, with respect to any Tri-Party Advisory Contract, in reasonable consultation with the applicable Intermediary (and in any event, with respect to any (x) Type 1 Advisory Contract Client within thirty (30) days of the date of this Agreement and (y) Type 2 Advisory Contract Client within seventy-five (75) days of the date of this Agreement), a written notice to each Non-Public Fund Advisory Contract Client, which shall be in form and substance reasonably satisfactory to Parent, (i) informing such Non-Public Fund Advisory Contract Client of the Transactions contemplated by this Agreement, (ii) informing such Non-Public Fund Advisory Contract Client that such Adviser Subsidiary intends to continue to provide investment advisory services to such Non-Public Fund Advisory Contract Client under the applicable Non-Public Fund Advisory Contract after Closing, and (iii) requesting the consent of such Non-Public Fund Advisory Contract Client (as contemplated by Section 6.6(b)(ii)) to the Assignment of the applicable Non-Public Fund Advisory Contract as a result of the Transactions (such notice, a “Client Notice”). The Company shall use its reasonable best efforts to cause the applicable Adviser Subsidiary to send a second Client Notice to Type 1 Advisory Contract Clients as necessary and contemplated by Section 6.6(b)(ii)(A)(y).

(ii) Parent and the Company agree that the consent and approval of each Non-Public Fund Advisory Contract Client with respect to the Assignment of its Non-Public Fund Advisory Contract sought under this Section 6.6(b) shall be deemed given for all purposes hereunder, if:

(A)

with respect to any Non-Public Fund Advisory Contract Client that is a Type 1 Advisory Contract Client, (x) such Type 1 Advisory Contract Client responds in writing with its consent and approval to such Assignment within sixty (60) days of the date the initial Client Notice was sent to such Type 1 Advisory Contract Client or (y) with respect to any Type 1 Advisory Contract Client that has not responded in writing to the initial Client Notice within sixty (60) days of the date such initial Client Notice was sent, (1) at the conclusion of such sixty (60)-day period, the Adviser Subsidiary sends a second Client Notice to such Type 1 Advisory Contract Client and (2) within forty-five (45) days of the date such second Client Notice is sent, such Type 1 Advisory Contract Client has either (I) responded in writing with its consent and approval to such Assignment prior to the Closing or (II) not provided written notice of its refusal to consent or written notice of its intention to refuse to consent to the Assignment of, or terminated or provided written notice of its intention to terminate, the applicable Non-Public Fund Advisory Contract; and

(B)

with respect to any Non-Public Fund Advisory Contract Client that is a Type 2 Advisory Contract Client, such Type 2 Advisory Contract Client either (x) responds in writing with its consent and approval to such Assignment within sixty (60) days of the date the initial Client Notice was sent to such Type 2 Advisory Contract Client (or such longer period as may be required under the applicable Non-Public Fund Advisory Contract) or (y) (1) has not responded to the

Client Notice within sixty (60) days of the date such Client Notice was sent (or such longer period as may be required under the applicable Non-Public Fund Advisory Contract) and (2) has not provided written notice of its refusal to consent or written notice of its intention to refuse to consent to the Assignment of, or terminated or provided written notice of its intention to terminate the applicable Non-Public Fund Advisory Contract.

(c) With respect to any Non-Public Fund Advisory Contract Client that enters into a Non-Public Fund Advisory Contract or an amendment to a Non-Public Fund Advisory Contract with an Adviser Subsidiary between the date of this Agreement and Closing, the Company shall, and shall cause each Adviser Subsidiary to, use its reasonable best efforts to (i) prior to entering into such Non-Public Fund Advisory Contract, provide written notice to such Non-Public Fund Advisory Contract Client (x) informing such Non-Public Fund Advisory Contract Client of the Assignment of such Non-Public Fund Advisory Contract effective as of Closing as a result of the Transactions and (y) stating that, by entering into such Non-Public Fund Advisory Contract, such Non-Public Fund Advisory Contract Client shall be deemed to have consented, effective as of Closing, to such Assignment and (ii) cause such Contract to permit “assignment” or deemed “assignment” thereof to be obtained without written consent.

(d) For the avoidance of doubt, under no circumstances shall the Company nor any Adviser Subsidiary be required to make any payment or provide any other benefit to any Advisory Contract Client to obtain such Advisory Contract Client’s consent.

(e) The Company shall, and shall cause each Adviser Subsidiary to, keep the Parent reasonably informed on a current basis of the status of obtaining the approvals and consents sought pursuant to this Section 6.6 (the “Advisory Contract Client Consents”), and Parent shall reasonably cooperate with and assist the Company and the Adviser Subsidiaries in connection with obtaining such approvals and consents. The Company shall, and shall cause each Adviser Subsidiary to, upon Parent’s reasonable request, make available to Parent copies of all executed Advisory Contract Client Consents and make available for Parent’s inspection the originals of such Advisory Contract Client Consents and any related materials and other records relating to the Advisory Contract Client Consent process. Without limiting the foregoing, in connection with obtaining the Advisory Contract Client Consents required by this Section 6.6, Parent shall have the right to review, in advance of distribution, any Client Notices or related materials to be distributed by the Company or an Adviser Subsidiary to any Advisory Contract Client, and Parent shall have the right to have its reasonable comments reflected therein prior to distribution.

(f) Without limiting the Company’s obligations as set forth in this Section 6.6, for the avoidance of doubt, in no event shall obtaining Advisory Contract Client Consents be a condition to any of Parent or Merger Sub’s obligations under this Agreement.

Section 6.7 Certain Actions. The Company agrees to use reasonable best efforts to undertake the steps set out on Section 6.7 of the Company Disclosure Schedules.

ARTICLE VII

COVENANTS OF PARENT

Section 7.1 Director and Officer Liability.

(a) Without limiting any other rights that any Indemnified Person may have pursuant to any Contract (including any employment agreement or indemnification agreement), under applicable Law or pursuant to the Company’s Organizational Documents, the Organizational Documents of the Surviving Company and the Organizational Documents of the Company’s Subsidiaries, from and after the Effective Time until the sixth (6th) anniversary of the date on which the Effective Time occurs, Parent and the Surviving Company shall (i) jointly and severally, indemnify, defend and hold harmless each Person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Effective Time, a director or officer of the Company or of any of its Subsidiaries, or who acts as a fiduciary under any Company Benefit Plan or is or was serving at the request of the Company or any of its Subsidiaries as a director or officer of another corporation, partnership, limited liability company, joint venture, employee benefit plan, trust or other enterprise (the “Indemnified Persons”) against all losses, claims, damages, costs, fines, penalties, expenses (including attorneys’ and other professionals’ fees and expenses), liabilities or judgments or amounts that are paid in settlement, of or incurred in connection with any threatened or actual Proceeding to which such Indemnified Person is a party or is otherwise involved (including as a witness) based, in whole or in part, on or arising, in whole or in part, out of the fact that such Person is or was a director or officer of the Company or of such Subsidiary, a fiduciary under any Company Benefit Plan or is or was serving at the request of the Company or of such Subsidiary as a director or officer of another corporation, partnership, limited liability company, joint venture, employee benefit plan, trust or other enterprise or by reason of anything done or not done by such Person in any such capacity, to the extent pertaining to any act or omission occurring or existing at or prior to the Effective Time and whether asserted or claimed prior to, at or after the Effective Time (“Indemnified Liabilities”), including all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to, this Agreement or the Transactions, in each case and (ii) to the fullest extent permitted under applicable Law advance reasonable and documented out-of-pocket costs and expenses (including attorneys’ and other professionals’ fees and expenses) incurred by any Indemnified Person in connection with matters for which such Indemnified Persons are eligible to be indemnified by the Company, the Surviving Company or any of its Subsidiaries pursuant to this Section 7.1(a) (or otherwise) promptly, and in any case within fifteen (15) days after receipt by the Surviving Company of a written request for such advance, subject to the execution by such Indemnified Persons of appropriate and reasonable undertakings in favor of Parent and the Surviving Company to repay such advanced costs and expenses if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Person is not entitled to be indemnified. Parent will have the right, upon written notice to any applicable Indemnified Person, to assume the defense of any Proceeding in respect of which indemnification is or would be sought hereunder. Each Indemnified Person will be entitled to retain his or her own counsel if there is a conflict of interest (whether actual, potential or reasonably perceivable) between the Indemnified Person and Parent or the Surviving Company, whether or not the Surviving Company elects to control the defense of any such Proceeding. Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Company nor any of their respective Affiliates will settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Proceeding for which indemnification may be sought by an Indemnified Person pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all applicable Indemnified Persons from any and all liability arising out of such Proceeding, the claims made therein and the matters including such claims. Any determination required to be made with respect to whether the conduct of any Indemnified Person complies or complied with any applicable standard will be made by independent legal counsel selected by the Surviving Company (which counsel will be reasonably acceptable to such Indemnified Person), the fees and expenses of which will be paid by the Surviving Company.

(b) For a period of six (6) years from the Effective Time, Parent and the Surviving Company shall not amend, repeal or otherwise modify (i) any provision in the Company’s Organizational Documents in effect immediately prior to the Effective Time, (ii) any provision in the Organizational Documents of the Surviving Company or (iii) any provision in the Organizational Documents of any Subsidiary of the Company in effect as of immediately prior to the Effective Time, in each case, in any manner that would adversely affect the rights thereunder of any Indemnified Person to indemnification, exculpation, defense, being held harmless or expense advancement with respect to Indemnified Liabilities, except, in each case, to the extent required by applicable Law. For a period of six (6) years from the Effective Time, Parent shall, and shall cause the Surviving Company and its Subsidiaries to, fulfill and honor any rights of any Indemnified Person to indemnification, exculpation, defense, being held harmless or expense advancement with respect to Indemnified Liabilities under (x) any provision in the Company’s Organizational Documents in effect immediately prior to the Effective Time, (y) any provision in the Organizational Documents of the Surviving Company or (z) any provision in the Organizational Documents of any Subsidiary of the Company in effect as of immediately prior to the Effective Time, in each case to the fullest extent permitted under applicable Law.

(c) Parent shall cause the Surviving Company to put in place, effective as of the Effective Time, and Parent shall fully prepay, or cause to be prepaid, no later than at or immediately prior to the Closing, “tail” insurance policies with a claims reporting or discovery period of six (6) years from the Effective Time with terms and conditions providing retentions, limits and other material terms that are no less favorable, in the aggregate, to the director and officer liability policy maintained by the Company and its Subsidiaries with respect to matters, acts or omissions existing or occurring at or prior to the Effective Time (including the Transactions); provided, however, that Parent may elect in its sole discretion, but shall not be required, to spend (or cause the Surviving Company to spend) more than the amount set forth on Section 7.1 of the Company Disclosure Schedules (the “Cap Amount”) for the six (6) years of coverage under such “tail” policies; provided, further, that if the cost of such insurance exceeds the Cap Amount, and Parent elects not to spend more than the Cap Amount for such purpose, then Parent shall purchase and obtain a policy with the greatest coverage available for a cost equal to such Cap Amount.

(d) For the avoidance of doubt, the obligations of Parent and the Surviving Company under this Section 7.1 shall survive the consummation of the Merger and unless required by applicable Law, shall not be terminated or modified in such a manner during the six-year (6-year) period after the Closing as to adversely affect any Indemnified Person to whom this Section 7.1 applies without the consent of such affected Indemnified Person (it being expressly agreed that the Indemnified Persons to whom this Section 7.1 applies shall be third-party beneficiaries of this Section 7.1, each of whom may enforce the provisions of this Section 7.1). The obligations, covenants and agreements contained herein shall not be deemed to be exclusive of any other rights to which any Indemnified Person is entitled, whether pursuant to Law, Contract, or otherwise. Nothing in this Agreement is intended to, shall be construed to, or shall release, waive, or impair any rights to any Persons’ insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors and employees.

(e) In the event that Parent or the Surviving Company (i) consolidates with or merges into any other Person and shall not be the continuing or surviving company or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, in each such case, proper provisions shall be made so that the successors and assigns of Parent or the Surviving Company, as the case may be, shall assume its obligations, covenants and agreements set forth in this Section 7.1. The provisions of this Section 7.1 are intended to be for the benefit of, and shall be enforceable by, the Parties and any and all Persons entitled to indemnification or insurance coverage or expense advancement pursuant to this Section 7.1, and their heirs and representatives.

(f) The provisions of this Section 7.1 will survive the consummation of the Merger and (i) are intended to be for the benefit of, and will be enforceable by, each Indemnified Person, and his or her heirs, successors, assigns and Representatives, and (ii) are in addition to, and not in substitution for, any other rights to indemnification, advancement of expenses, exculpation or contribution that any such Person may have by Contract or otherwise. Unless required by applicable Law, this Section 7.1 may not be amended, altered or repealed after the Effective Time in such a manner as to adversely affect the rights of any Indemnified Persons or any of their successors, assigns or heirs without the prior written consent of the affected Indemnified Person.

Section 7.2 Merger Sub Conduct; Shareholder Approval.

(a) Upon the terms and subject to the conditions set forth in this Agreement, Parent will take all action necessary to cause Merger Sub to perform its obligations, covenants and agreements under this Agreement.

(b) Immediately following the execution of this Agreement, Parent shall execute and deliver, in accordance with the DGCL and in its capacity as the sole shareholder of Merger Sub, a written consent approving this Agreement and the Merger (the “Merger Sub Shareholder Approval”).

ARTICLE VIII

COVENANTS OF PARENT AND THE COMPANY

Section 8.1 Reasonable Best Efforts; Regulatory Matters.

(a) Upon the terms and subject to the conditions set forth in this Agreement, the Company, on the one hand, and Parent and Merger Sub on the other hand, shall (and shall cause their respective Subsidiaries and Affiliates to) use reasonable best efforts, in consultation and cooperation with one another, to (i) consummate and make effective, as promptly as reasonably practicable, the Merger and the other Transactions, (ii) prepare and file as promptly as reasonably practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents with Governmental Entities, (iii) obtain as promptly as reasonably practicable all Consents required to be obtained from any third party or Governmental Entity that are necessary, proper or advisable to consummate the Transactions, including those Consents set forth on Section 8.1(a) of the Company Disclosure Schedules (the “Required Consents”), (iv) execute and deliver any additional instruments necessary, proper or advisable to consummate the Transactions and (v) take any and all steps that are necessary, proper or advisable to avoid each and every impediment under any applicable Law that may be asserted by, or Proceeding that may be entered by, any Governmental Entity with respect to this Agreement or the Transactions, as promptly as practicable; provided, however, that the Company shall not be required to compromise any right, asset or benefit or expend any amount or incur any liabilities, make any accommodations or provide any other consideration in order to obtain any third-party consent.

(b) Each of the Company, Parent and Merger Sub shall, to the extent not prohibited by applicable Law, consult with one another with respect to the obtaining of all Required Consents from any Governmental Entity necessary, proper or advisable to consummate the Transactions and each of the Company, Parent and Merger Sub shall keep the others reasonably apprised on a prompt basis of the status of matters relating to such Required Consents. The Company and Parent shall, to the extent not prohibited by applicable Law, (i) have the right to review in advance, and each will consult the other to provide necessary information with respect to all filings made with, or additional information or documentary materials submitted to, any Governmental Entity in connection with, the Required Consents, the Merger or any other Transactions, (ii) each promptly inform the other Party, and if in writing, furnish the other Party with copies of (or, in the case of oral communications, advise the other Party orally of) any communication from or with any Governmental Entity regarding the Transactions, and permit the other Party to review in advance any proposed communication by such Party to any Governmental Entity and shall promptly advise the other Party when any such communication causes such Party to believe that there is a reasonable likelihood that any such Required Consent will not be obtained or that the receipt of any such Required Consent will be materially delayed or conditioned, and (iii) provide the other Party with the opportunity to participate in any meeting, whether telephonic, video conference or in-person, with any Governmental Entity in respect of any filing, investigation or other inquiry in connection with the Transactions (other than non-substantive scheduling or administrative calls) to the extent permitted by applicable Law and by such Governmental Entity. If any Party receives a request for additional information or documentary material from any Governmental Entity with respect to the any of the Transactions, then such Party shall use reasonable best efforts to make, or cause to be made, as promptly as reasonably practicable and after consultation with the other Party, an appropriate response in compliance with such request. Subject to applicable Laws or any request made by any competent Governmental Entity (including the staff thereof), the Company and Parent shall each furnish to each other copies of all correspondence, filings and written communications between it and any such Governmental Entity with respect to this Agreement, the Transactions, and use reasonable best efforts to furnish the other Party with such necessary information and reasonable assistance as the other Party may reasonably request in connection with its preparation of filings or submissions of information to any such Governmental Entity; provided, however, that materials provided pursuant to this Section 8.1(b) may be redacted (w) to remove any Personal Data about any individual, (x) to remove references concerning the valuation of the Company, (y) as necessary to comply with contractual obligations or applicable Laws (including Antitrust Laws) and (z) as necessary to address reasonable legal privilege and work product protection concerns. All filing fees in connection with the foregoing shall be borne by Parent. Notwithstanding anything in this Agreement to the contrary, Parent shall determine the strategy to be pursued for obtaining all consents from any Governmental Entity as may be required under any applicable antitrust, competition or trade regulation Law.

(c) In furtherance of and without limiting the generality of the foregoing, (i) the Company and Parent shall submit the notifications required under the HSR Act relating to the Transactions within fifteen (15) Business Days of the date of this Agreement (unless the applicable rules governing the form and information required in such filings under the HSR Act have materially changed and are in effect at the time such a filing would have to be made, in which case it shall be made as promptly as reasonably practicable) and prepare and file such other materials as may be required under any other applicable antitrust, competition or trade regulation Law (collectively, “Antitrust Laws”) with respect to the Transactions in the jurisdictions set forth on Section 8.1(c) of the Company Disclosure Schedules as promptly as reasonably practicable and (ii) Parent shall (and shall cause its Subsidiaries and Affiliates to) file or cause to be filed with the competent Governmental Entities any declarations, filings, documents, forms, notifications and other submissions necessary to obtain the Required Consents as promptly as reasonably practicable. Any such declarations, filings, documents, forms, notifications and other submissions shall comply in all material respects with the requirements of applicable Law.

(d) From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with Article X, none of Parent or any of its Affiliates will acquire or agree to acquire by merging or consolidating with, by purchasing a portion of the assets of or equity in, or by acquiring in any other manner, any business of any Person or other business organization or division thereof, or otherwise acquire or agree to acquire any assets or equity interests, or take any other action (including make any filing pursuant to Antitrust Laws or otherwise with any Governmental Entity), if the entering into of a definitive agreement relating to, or the consummation of, such transaction would reasonably be expected to prevent, materially delay or materially impede the consummation of the Transactions, including by (i) imposing any material delay in the obtaining of, or materially increasing the risk of not obtaining, any consent of any Governmental Entity necessary to consummate the Transactions or the expiration or termination of any applicable waiting period; (ii) materially increasing the risk of any Governmental Entity entering an Order prohibiting the consummation of the Transactions; or (iii) materially increasing the risk of not being able to remove any such Order on appeal or otherwise.

(e) In furtherance and without limiting the generality of the foregoing, Parent shall (and cause its Affiliates to) use reasonable best efforts to take any and all action to avoid or eliminate each and every impediment under every Antitrust Law in each case so as to enable the Closing to occur no later than the Outside Date including, (i) if any Proceeding is instituted (or threatened to be instituted) challenging the Transactions as violative of any Antitrust Law, Parent shall (and shall cause its Affiliates to) use reasonable best efforts to take any and all actions necessary to contest and resist any such Proceeding and (ii) reasonable best efforts to have vacated, lifted, reversed or overturned any Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Transactions in each case until the issuance of a final, non-appealable Order with respect thereto, including (x) proposing, negotiating, committing to and effecting, by consent decree, hold separate Order, or otherwise, the sale, divestiture or disposition of any businesses, product lines or assets of the Company, Parent and their respective Subsidiaries and (y) otherwise taking or committing to take actions that after the Closing would limit the Company’s, Parent’s or their respective Subsidiaries’ freedom of action with respect to, or its or their ability to retain, any businesses, product lines or assets of the Company, Parent and their respective Subsidiaries; provided that notwithstanding anything to the contrary in this Agreement, no Party will be required to take or agree or commit to take any action that is not conditioned upon the Closing. No actions taken pursuant to this Section 8.1(e) shall be considered for purposes of determining whether a Company Material Adverse Effect has occurred or may occur.

(f) The Company agrees to, as soon as practicable (and in any case within fifteen (15) Business Days) after the date hereof, cause each Broker-Dealer Entity to prepare and file with FINRA a CMA under FINRA

Rule 1017(a)(4) with respect to the change of control of that Broker-Dealer Entity that will result from the consummation of the Transactions, and, prior to the filing thereof with FINRA, shall provide Parent with an opportunity to review and comment upon such CMAs (which comments the Company shall incorporate into the CMA). Upon request by the Company, Parent will, as promptly as reasonably practicable, supply to the Company information requested by the Company about Parent and its Affiliates that is required for the Company to prepare the CMAs and/or satisfy requests for additional information related thereto from FINRA.

Section 8.2 Preparation of Proxy Statement.

(a) The Company will, as soon as practicable following the date of this Agreement and in any event within thirty (30) days after the date of this Agreement, prepare and file with the SEC the Proxy Statement in preliminary form, and the Company will use its reasonable best efforts to respond as promptly as practicable to any comments of the SEC or its staff with respect thereto. Each of Parent and the Company shall reasonably assist and cooperate with the other in connection with any of the actions contemplated by this Section 8.2, including the preparation, filing and distribution of the Proxy Statement and the resolution of any comments in respect thereof received from the SEC.

(b) If the Company determines that it is required to file any document other than the Proxy Statement with the SEC in connection with the Transactions pursuant to applicable Law other than any document that relates to an Acquisition Proposal made by a person other than Parent or Merger Sub (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company (with the assistance and cooperation of Parent and Merger Sub as reasonably requested by the Company) shall use its reasonable best efforts to promptly prepare and file such Other Required Company Filing with the SEC. The Company shall use its reasonable best efforts to cause the Proxy Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and NYSE. The Company may not file the Proxy Statement or any Other Required Company Filing with the SEC without providing Parent and its counsel, to the extent practicable, a reasonable opportunity to review and comment thereon and the Company shall give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.

(c) If Parent or Merger Sub determines that it (or any of its respective Affiliates) is required to file any document with the SEC in connection with the Transactions or the Company Shareholder Meeting pursuant to applicable Law (an “Other Required Parent Filing”), then Parent and Merger Sub (with the assistance and cooperation of the Company as reasonably requested by Parent) will use their respective reasonable best efforts to promptly prepare and file such Other Required Parent Filing with the SEC. Parent and Merger Sub will use their reasonable best efforts to cause any Other Required Parent Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC. Neither Parent nor Merger Sub may file any Other Required Parent Filing with the SEC without providing the Company and its counsel, to the extent practicable, a reasonable opportunity to review and comment thereon and Parent and Merger Sub shall give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.

(d) The Company will notify Parent as promptly as practicable (and in any case no later than twenty-four (24) hours) of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or any Other Required Company Filing or for additional information. Parent will notify the Company as promptly as practicable (and in any case no later than twenty-four (24) hours) of the receipt of any comments from the SEC or its staff for amendments or supplements to any Other Required Parent Filing or for additional information. Each Party will supply the other Party with copies of all correspondence between such Party or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement, any Other Required Company Filing or any Other Required Parent Filing, as applicable. The Company and its Affiliates, on the one hand, and Parent, Merger Sub and their respective Affiliates, on the other hand, shall provide the other Party a reasonable opportunity to review and comment on any written communication with the SEC or its staff with respect to the Proxy Statement, any Other Required Parent Filing or any Other Required Company Filing, as the case may be, and each Party shall give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.

(e) The Company will (i) establish a record date for the Company Shareholders Meeting so that the Company Shareholders Meeting can be held as promptly as possible following the mailing of the Proxy Statement, (ii) commence a broker search pursuant to Rule 14a-13 of the Exchange Act in connection therewith and (iii) subject to applicable Law, thereafter commence mailing the Proxy Statement to the Company’s shareholders promptly following the date (x) that is ten (10) days after filing the Proxy Statement in preliminary form if, prior to such date, the SEC does not provide comments or indicates that it does not plan to provide comments or (y) on which the SEC staff informs the Company that it has no further comments on the Proxy Statement (such date, the “SEC Clearance Date”). Subject to the terms and conditions of this Agreement, the Proxy Statement will include the Board Recommendation.

(f) Following the SEC Clearance Date, the Company shall take all necessary actions, including in accordance with applicable Law, the Organizational Documents of the Company and the rules of the NYSE, to duly call, give notice of, convene and hold a meeting of holders of Common Shares (including any adjournment, recess, reconvening or postponement thereof, the “Company Shareholders Meeting”) for the purpose of obtaining the Company Shareholder Approval, as promptly as possible following the mailing of the Proxy Statement to the Company’s shareholders (which Company Shareholders Meeting shall in no event be scheduled initially for a date that is later than the fortieth (40th) day following the first mailing of the Proxy Statement to the holders of Common Shares without the prior written consent of Parent). Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn, recess, reconvene or postpone the Company Shareholders Meeting (i) for such period of time as the Company reasonably believes that such adjournment, recess, reconvening or postponement is necessary to ensure that any required supplement or amendment to the Proxy Statement that is required by applicable Law is provided to the holders of Common Shares within a reasonable amount of time in advance of the Company Shareholders Meeting, (ii) if the Company reasonably believes that as of the time for which the Company Shareholders Meeting is originally scheduled (as set forth in the Proxy Statement), (x) there will be an insufficient number of Common Shares present (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Shareholders Meeting or (y) there will be an insufficient number of proxies to obtain approval of the Company Shareholder Approval (it being understood that the Company may not postpone or adjourn the Company Shareholders Meeting more than two (2) times pursuant to this clause (ii)), (iii) the Company Board has determined in good faith (after consultation with legal counsel) that such delay is required by applicable Law to comply with comments made by the SEC with respect to the Proxy Statement or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined, after consultation with legal counsel, is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by holders of Common Shares prior to the Company Shareholders Meeting and (iv) if such adjournment, recess, reconvening or postponement is required by Law or a court or other Governmental Entity of competent jurisdiction in connection with any Proceedings in connection with this Agreement or the Transactions or has been requested by the SEC or its staff; provided, that in the case of the foregoing clause (i) and clause (ii), unless agreed in writing by the Company and Parent, any single such adjournment, recess or postponement shall be for a period of no more than thirty (30) calendar days and ten (10) Business Days, respectively. The Company shall keep Parent updated with reasonable frequency with respect to proxy solicitation results. The Company Board shall use reasonable best efforts to obtain the Company Shareholder Approval.

Section 8.3 Public Announcements; Confidentiality.

(a) The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by the Parties. Parent and the Company will consult with each other before issuing any press release or making any public statement with respect to this Agreement or the Transactions and shall consider in good faith such other Parties’ comments and shall not issue any such press release or make any such public statement without the prior written consent of the other Party. Notwithstanding the foregoing, (a) each Party may, without such consultation or consent, make any public statement in response to questions from the press, analysts, investors or those attending industry conferences, make internal announcements to employees and make disclosures in Company SEC Documents, in each case, so long as such statements are consistent and substantially similar with previous press releases, public disclosures or public statements made jointly by the Parties (or individually, if approved by the other Party) and (b) a Party, its Subsidiaries or their Representatives may, without the prior consent of the other Party hereto but subject to giving advance notice to the other Party to the extent legally permissible and reasonably practicable, issue any such press release or make any such public announcement or statement as may be required by any applicable Law. Each Party will promptly make available to the other Parties copies of any written communications made without prior consultation with the other Parties pursuant to the immediately preceding sentence. Furthermore, nothing in this Section 8.3 requires a Party to consult with or obtain any approval from the other Parties with respect to a public announcement or press release issued in connection with (i) in the case of the Company, the receipt and existence of an Acquisition Proposal and matters related thereto or a Board Recommendation Change, as applicable, in compliance with Section 8.3 or (ii) enforcing its rights and remedies under this Agreement. For the avoidance of doubt, nothing in this Section 8.3 shall prevent Parent or the Company from issuing any press release or making any public statement in the ordinary course that does not relate specifically to this Agreement or the Transactions. For the avoidance of doubt, the Parties acknowledge and agree that the direct and indirect equityholders of Parent that are financial sponsors, investment funds or pooled investment vehicles, and any Affiliate of such Person, may make customary disclosures (subject to customary confidentiality obligations) about the subject matter of this Agreement or the Transactions in connection with their ordinary course fund raising, marketing, informational or reporting activities.

(b) Effective upon the Closing, the Confidentiality Agreement shall terminate.

Section 8.4 No Solicitation by the Company.

(a) Except as provided in this Section 8.4(a), from the date hereof until the earlier to occur of the Effective Time and the termination of this Agreement in accordance with Article X, the Company and its Subsidiaries will not, and will cause its directors and officers, and will direct and use reasonable best efforts to cause its employees and other Representatives not to, directly or indirectly, (i) solicit, initiate, propose, knowingly induce the making, submission or announcement of, knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (ii) furnish to any Person any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and any of its Subsidiaries, in any such case with the intent to solicit or induce the making, submission or announcement of, or to knowingly encourage or knowingly facilitate, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (other than informing such Persons of the provisions contained in this Section 8.4(a) and contacting the Person making the Acquisition Proposal to the extent necessary solely to clarify the terms of the Acquisition Proposal in connection with determining whether the Acquisition Proposal constitutes a Superior Proposal); (iv) approve, endorse or recommend any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; or (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”), in each case, other than in respect of Parent, its Affiliates and their respective Affiliates in respect of the Transactions.

(b) Promptly (and in any event within twenty-four (24) hours) following the execution of this Agreement, the Company (i) will request the return or destruction of all non-public information concerning the Company and any of its Subsidiaries furnished to any Person (other than Parent, the Guarantor, the

Financing Sources and their respective Representatives and Affiliates) in connection with any Acquisition Proposal (or proposal or offer that could reasonably be expected to lead to an Acquisition Proposal) at any time prior to the date of this Agreement, (ii) will, and will cause each of its Subsidiaries and each of its and its Subsidiaries’ respective directors and officers and shall use its reasonable best efforts to cause their respective other Representatives to, immediately (A) cease and terminate any and all discussions, communications or negotiations with any Person and its Representatives (other than the Parties and their respective Representatives) in connection with any Acquisition Proposal (or proposal or offer that could reasonably be expected to lead to an Acquisition Proposal) by any such Person and (B) terminate all access granted to any such Person and its Representatives to any physical or electronic data room maintained by the Company or other diligence access with respect to any Acquisition Proposal (or proposal or offer that could reasonably be expected to lead to an Acquisition Proposal).

(c) From the date of this Agreement until the earlier to occur of the Effective Time and the termination of this Agreement in accordance with Article X, the Company (x) will not, and will cause each Subsidiary not to, terminate, waive, amend or modify any provision of, or grant permission or request under, any standstill or confidentiality agreement to which it or any Subsidiary is or becomes a party, and (y) will, and will cause each Subsidiary to, use reasonable best efforts to enforce any such agreement, in each case, unless the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to do so would be inconsistent with the fiduciary duties of the Company Board pursuant to applicable Law, in which event the Company may take the actions described in these clauses (x) and (y) solely to the extent necessary to permit a third party to make an Acquisition Proposal or in order not to be inconsistent with the fiduciary duties of the Company Board pursuant to applicable Law.

(d) Notwithstanding anything to the contrary set forth in this Section 8.4(d), from the date of this Agreement until the Company’s receipt of the Company Shareholder Approval, if the Company Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) that an Acquisition Proposal, that did not result from any material breach of Section 8.4(a), either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal, and the Company Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take the actions contemplated by this Section 8.4(d) would be inconsistent with its fiduciary duties pursuant to applicable Law, then, so long as the Company promptly (and in any event within twenty four (24) hours) notifies Parent of such determination, the Company may, directly or indirectly, (i) subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement, furnish to the Person making such Acquisition Proposal (and its Representatives and financing sources any non-public information relating to the Company or any of its Subsidiaries and afford to such Person (and such Person’s Representatives and financing sources) access to the business, properties, assets, books, records or other non-public information, or to personnel, of the Company and its Subsidiaries, including to induce the making, submission or announcement of, or to knowingly encourage, knowingly facilitate or assist, a proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal or potential Acquisition Proposal and any inquiries or the making of any proposal that could reasonably be expected to lead to an Acquisition Proposal or potential Acquisition Proposal; provided, however, that the Company will promptly (and in any event within twenty four (24) hours) provide to Parent, or provide Parent access to, any such non-public information concerning the Company and any of its Subsidiaries that is provided to any such Person or its Representatives that was not previously provided to Parent or its Representatives; and (ii) participate or engage in discussions or negotiations with such Person (and their Representatives and financing sources) with respect to the Acquisition Proposal.

(e) Except as provided by Section 8.4(f), at no time after the date hereof may the Company Board:

(i) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Board Recommendation in a manner adverse to Parent;

(ii) adopt, approve, endorse, recommend or otherwise declare advisable, or propose publicly to adopt, approve, endorse, recommend or otherwise declare advisable, or submit to the Company’s shareholders for approval or adoption, an Acquisition Proposal;

(iii) fail to publicly reaffirm the Board Recommendation within ten (10) Business Days after Parent so requests in writing (or, if earlier, at least two (2) Business Days prior to the Company Shareholders Meeting);

(iv) take any formal action or make any recommendation or public statement in connection with a tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Company Board to the holders of Common Shares pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication), or fail to recommend against any tender or exchange offer (it being understood that the Company Board may refrain from taking a position with respect to an Acquisition Proposal that is a tender or exchange offer until the close of business on the tenth (10th) Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 8.4(e));

(v) fail to include the Board Recommendation in the Proxy Statement (any action described in clauses (i) through (v), a “Board Recommendation Change”); or

(vi) cause or permit the Company or its Subsidiaries to enter into an Alternative Acquisition Agreement;

provided, however, that, for the avoidance of doubt, none of (1) the determination by the Company Board that an Acquisition Proposal constitutes a Superior Proposal or (2) the delivery by the Company to Parent of any notice contemplated by Section 8.4(d) or Section 8.4(f) will constitute a Board Recommendation Change.

(f) Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Company Shareholder Approval:

(i) if the Company has received an Acquisition Proposal that the Company Board has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a Superior Proposal, then the Company Board may (A) effect a Board Recommendation Change with respect to such Acquisition Proposal; or (B) authorize the Company to terminate this Agreement to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, in each case if and only if:

(A)

the Company Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law;

(B)	the Company and its Subsidiaries and its Representatives have not materially breached Section 8.4(a) and this Section 8.4(f) with respect to such Acquisition Proposal;

(C)

the Company has provided written notice to Parent at least five (5) Business Days in advance (the “Notice Period”) to the effect that the Company Board, has (I) received an Acquisition Proposal that has not been withdrawn; and (II) it intends to take such action, which notice shall specify the identity of the Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) making such Acquisition Proposal, the material terms thereof and copies of all material relevant agreements relating to such Acquisition Proposal;

(D)

prior to effecting such Board Recommendation Change or termination, the Company and its Representatives, during the Notice Period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to enable Parent to make such adjustments to the terms and conditions of this Agreement and the Commitment Letters so that such Acquisition Proposal would cease to constitute a Superior Proposal or that would obviate the need to effect a Board Recommendation Change or termination; provided, however, that in the event of any material revisions to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 8.4(f)(i)(D) with respect to such new written notice (it being understood that the “Notice Period” in respect of such new written notice will be three (3) Business Days); and

(E)

at the end of the Notice Period and prior to taking any such action, the Company Board has considered in good faith any such proposals by Parent to make revisions to the terms of this Agreement and the Commitment Letters, and has determined in good faith (after consultation with its financial advisor and outside legal counsel), that (I) such Acquisition Proposal continues to constitute a Superior Proposal and (II) the failure to take such action would be inconsistent with its fiduciary duties pursuant to applicable Law if such changes proposed by Parent were to be given effect; or

(ii) other than in connection with an Acquisition Proposal that constitutes a Superior Proposal pursuant to clause (i) above, the Company Board, may effect a Board Recommendation Change in response to any material Effect with respect to the Company that (A) was not known or reasonably foreseeable to the Company Board as of the date of this Agreement; and (B) does not relate to (1) any Acquisition Proposal; or (2) the mere fact, in and of itself, that the Company meets or exceeds any internal or public projections, forecasts, guidance, estimates, milestones, or budgets or internal or published financial or operating predictions of revenue, earnings, premiums written, cash flow, cash position or other financial performance or results for any period ending on or after the date hereof, or changes after the date hereof in the market price or trading volume of the Common Shares or the credit rating of the Company (it being understood that the underlying cause of any of the foregoing in this clause (2) may be considered and taken into account) (each such event, an “Intervening Event”), if and only if:

(A)

the Company Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law;

(B)

the Company has provided written notice to Parent at least five (5) Business Days in advance to the effect that the Company Board, has (I) so determined; and (II) resolved to effect a Board Recommendation Change pursuant to this Section 8.4(f)(ii), which notice will specify the applicable Intervening Event in reasonable detail;

(C)

prior to effecting such Board Recommendation Change, the Company and its Representatives, during such five (5) Business Day notice period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to enable Parent to make such adjustments to the terms and conditions of this Agreement and the Commitment Letters so that the Company Board no longer determines that the failure to make a Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law; and

(D)

at the end of the five (5) Business Day notice period and prior to taking any such action, the Company Board has considered in good faith any such proposals by Parent to make revisions to the terms of this Agreement and the Commitment Letters, and has determined in good faith (after consultation with its financial advisor and outside legal counsel), that the failure to take such action would continue to be inconsistent with its fiduciary duties pursuant to applicable Law if such changes proposed by Parent were to be given effect.

Section 8.5 Takeover Statutes. None of the Parties or the Company Board will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Laws, and each of them will take all reasonable steps within its control to (a) exempt (or ensure the continued exemption of) the Transactions from the Takeover Laws of any state that purport to apply to this Agreement or the Transactions and (b) otherwise minimize the effect of such Takeover Laws on the Transactions.

Section 8.6 Section 16(b). The Company and the Company Board (or a duly formed committee thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act)), shall, to the extent necessary, take appropriate action, prior to or as of the Effective Time, to approve, for purposes of Section 16(b) of the Exchange Act, the disposition and cancellation or deemed disposition and cancellation of Company Equity Awards and Common Shares in the Merger by applicable individuals and to cause such dispositions and/or cancellations to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 8.7 Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law and the rules and regulations of the NYSE to cause (a) the delisting of the Common Shares from the NYSE as promptly as practicable after the Effective Time and (b) the deregistration of the Common Shares pursuant to the Exchange Act as promptly as practicable after such delisting.

Section 8.8 Notification of Certain Matters; Transaction Litigation. From the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with the terms of Article X, each of the Company and Parent shall promptly notify the other Party of (a) any written notice or other written communication, or, to the knowledge of the Company, oral notice or other oral communication, received by the notifying Party or any of its Affiliates or Representatives from any Person alleging that the Consent of such Person is or may be required in connection with the Transactions and (b) any written notice or other written communication, or, to the knowledge of the Company, oral notice or other oral communication from any Governmental Entity in connection with the Transactions. Subject to applicable Law, the Company shall promptly notify Parent of any shareholder demands, litigations, arbitrations or other similar Proceedings (including derivative claims) commenced or threatened in writing, or, to the knowledge of the Company, orally against the Company or any director, officer or Affiliate thereof relating to this Agreement or any of the Transactions or seeking damages or discovery in connection with such Transactions (collectively, the “Transaction Litigation”) and shall keep Parent promptly and reasonably informed regarding any Transaction Litigation. Subject to applicable Law, the Company and Parent shall cooperate with the other in the defense or settlement of any Transaction Litigation, at each Party’s sole cost and expense, and shall in good faith consult with each other on a regular basis regarding the defense or settlement of such Transaction Litigation and shall reasonably consider each other’s advice and views with respect to such Transaction Litigation, but only if it is not reasonably determined by either of the Parties, upon the advice of counsel, that doing so could result in the loss of the ability to successfully assert any legal privilege or work product protection. Subject to applicable Law, none of the Company or any of its Subsidiaries shall settle or offer to settle any Transaction Litigation without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), except to the extent the settlement is fully covered by the Company’s insurance policies (other than any applicable deductible), but only if such settlement (v) only involves the payment of monetary damages; (w) would not result in the imposition of (1) any material obligation to be performed by, or (2) material restriction imposed against, the Company or any of its Subsidiaries following the Closing Date; (x) does not directly or indirectly attribute to the Company or any of its Subsidiaries any admission of liability or any admission of fact that would reasonably be expected to lead to any liability; (y) does not impose on Parent or Merger Sub (or any Affiliate of Parent or Merger Sub) any judgment, contribution obligation, fine, penalty or any other liability; and (z) does not involve the admission of any wrongdoing.

Section 8.9 Financing.

(a) From the date of this Agreement and until the Closing, Parent will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to (i)(A) maintain in full force and effect the Commitment Letters (subject to amendment or replacement thereof in accordance with this Section 8.9(a)) until the earlier of the consummation of the Transactions and the valid termination of this Agreement and (B) arrange, obtain and consummate the Financing on the terms and conditions contemplated by the respective Commitment Letters (subject to amendment or replacement thereof in accordance with this Section 8.9(a)), (ii) enter into definitive written agreements with respect to the Capital Financing on terms and conditions contained in the Financing Commitment Letters and the Debt Financing Fee Letter (subject to amendment or replacement thereof in accordance with this Section 8.9(a)) (including any “flex” provisions applicable to the Debt Commitment Letter) or, in Parent’s sole discretion, on other terms than those contained in the Financing Commitment Letters (including any “flex” provisions applicable thereto) and the Debt Financing Fee Letter, in each case, which such other terms shall not shall not constitute a Prohibited Financing Amendment (with such agreements to be in effect no later than the Closing Date) (such definitive agreements governing the Capital Financing, the “Capital Financing Agreements”), (iii) satisfy on a timely basis all obligations applicable to Parent under the Commitment Letters that are within the control of Parent, (iv) upon satisfaction of the conditions set forth in the Commitment Letters (other than those to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at Closing), consummate the Financing no later than at the Closing and (v) fully enforce its rights under the Commitment Letters. Without the prior written consent of the Company, Parent shall not permit any amendment, replacement or modification to be made to, or any waiver of any provision or remedy under (1) the Financing Commitment Letters, if such amendment, replacement, modification or waiver (A) reduces the aggregate amount of the Capital Financing below the amount, taking into account all other sources of proceeds, necessary to fund the Required Funding Amount unless (I) in the case of any such reduction with respect to the aggregate amount committed under the Debt Commitment Letter contemplated to be funded on the Closing Date, the Equity Financing that is provided by the Equity Investors pursuant to the Equity Commitment Letters (as amended in accordance with this Section 8.9(a)) is increased by an amount equal to such reduction and (II) in the case of any such reduction with respect to the aggregate amount committed under the Preferred Equity Commitment Letter contemplated to be funded on the Closing Date, (x) the Equity Financing that is provided by the Equity Investors pursuant to the Equity Commitment Letters (as amended in accordance with this Section 8.9(a)) is increased by an amount equal to such reduction and/or (y) Parent obtains one or more additional equity financing commitment letters, pursuant to which one or more equity investors approved by the Company (such approval not to be unreasonably, withheld, conditioned or delayed) commits to invest in Parent, on or prior to the Closing, an amount equal to such reduction on terms and conditions that shall not, without the prior written consent of the Company, affect any Prohibited Financing Amendment (such additional equity financing under this clause (y), the “Replacement Equity Financing” with any such Replacement Equity Financing being deemed to constitute “Capital Financing”, and the equity commitment letter with respect thereto being deemed to constitute a “Financing Commitment Letter”); (B) imposes new or additional conditions or expands any of the conditions, in each case, to the receipt of the Capital Financing in a manner that would reasonably be expected to (I) materially delay or prevent the Closing or (II) make the timely funding of the Capital Financing contemplated to be funded on the Closing Date or satisfaction of the conditions to obtaining the Capital Financing on or prior to the Closing Date less likely to occur; or (C) otherwise would reasonably be expected to (I) materially delay or prevent the Closing; (II) make the timely funding of the Capital Financing or satisfaction of the conditions to obtaining the Capital Financing on or prior to the Closing Date less likely to occur; or (III) adversely impact the ability of Parent to enforce its rights against any other party to the Financing Commitment Letters (it being understood and agreed that, in any event, Parent may amend the Financing Commitment Letters solely to add lenders, agents, co-agents, arrangers, bookrunners, managers or similar entities that have not executed such Financing Commitment Letter as of the date of this Agreement) (the limitations set forth in this clause (1), the “Prohibited Financing Amendments”) or (2) the Equity Commitment Letters. In the event that any portion of the Capital Financing becomes unavailable to

Parent on the terms and conditions set forth in the Debt Commitment Letter and Debt Financing Fee Letter or from the parties thereto, Parent will promptly notify the Company and will use its reasonable best efforts to obtain alternative capital financing on terms and conditions not less favorable to Parent (with respect to such terms (but not, for the avoidance of doubt, such conditions), as determined in good faith by Parent) than those contained in the Financing Commitment Letters and the Debt Financing Fee Letter as of the date of this Agreement (including any “flex” provisions applicable thereto) or, in Parent’s sole discretion, on other terms than those contained in the Financing Commitment Letters and the Debt Financing Fee Letter as of the date of this Agreement (including any “flex” provisions applicable thereto), in each case, from the same or alternative sources in an amount sufficient, when added to any portion of the Financing still available, to fund the Required Funding Amount as promptly as reasonably practicable (the “Alternative Financing” with any such Alternative Financing being deemed to constitute “Capital Financing”, the debt commitment letter with respect thereto being deemed to constitute a “Financing Commitment Letter”, the fee letter with respect thereto being deemed to constitute a “Debt Financing Fee Letter” and the definitive documentation with respect thereto being deemed to constitute the “Capital Financing Agreements”); provided that, without the prior written consent of the Company, such Alternative Financing shall not affect any Prohibited Financing Amendments. Parent shall deliver to the Company true, correct and complete copies of the executed debt commitment letter with respect to such Alternative Financing (and the related fee letter, which may be redacted in the manner set forth in Section 5.8) promptly following the execution thereof. Parent shall give the Company prompt written notice of (w) any material breach or default (or any event or circumstance that with or without the lapse of time, or both, would give rise to any breach or default) by any party to the Commitment Letters of any material provision which Parent has become aware, (x) the expiration or termination in writing (or attempted or purported termination in writing, whether or not valid) of any Commitment Letter, (y) the receipt by Parent of any written or electronic (including email) notice or communication by any investor or Financing Source party to the applicable Commitment Letter with respect to any actual or threatened in writing material breach, default, repudiation by any party to any Commitment Letter or any refusal to provide, or stated intent that it will not provide, by any investor or Financing Source party to the applicable Commitment Letter, the full amount of the Equity Financing or the Capital Financing contemplated by the applicable Commitment Letter for any reason or (z) Parent’s or Merger Sub’s good faith belief, for any reason, that it would or it is reasonably likely that it would no longer be able to obtain all or any portion of any Financing to be funded at Closing and shall otherwise keep the Company reasonably informed of the status of Parent’s efforts to arrange the Financing upon the written request of the Company. Notwithstanding anything to the contrary contained in this Agreement, in no event shall the reasonable best efforts of Parent require or be deemed or construed to require Parent to (I) seek equity financing from any source (other than the Equity Financing) or (II) pay aggregate fees in excess of those contemplated by the Financing Commitment Letters (whether to secure waiver of any conditions contained in any Commitment Letter). For the avoidance of doubt, nothing in this Section 8.9(a) shall require Parent or Merger Sub to disclose any information that is subject to the attorney-client or work product privilege or similar privilege or the disclosure of which would result in the breach of any of Parent’s or Merger Sub’s confidentiality obligations set forth in the Financing Commitment Letters.

(b) From the date of this Agreement and until the Closing, the Company shall use reasonable best efforts to provide, and shall cause each Subsidiary of the Company to use reasonable best efforts to provide, and shall use reasonable best efforts to cause its and their respective Representatives to provide, such cooperation in connection with arranging and seeking to obtain the Capital Financing as may be reasonably requested by Parent, including to use reasonable best efforts to (i) make available to Parent, its advisors and its Financing Sources such financial and other pertinent information regarding the Company and each Subsidiary of the Company as may be reasonably requested by Parent, its advisors or its actual or potential Financing Sources, including, but not limited to, (I) such information as is necessary to allow Parent, its advisors and its Financing Sources to prepare pro forma financial statements and marketing materials and (II) customary authorization letters (including customary representations with respect to accuracy of information and material non-public information); provided, that the Company is given a reasonable opportunity prior to execution to review and provide comments on such authorization letters and such information distributed to prospective lenders in connection therewith; (ii) assist with the preparation of reasonably requested lender and investor presentations, rating agency presentations, bank information memoranda, marketing materials and other similar documents and materials in connection with the Capital Financing and participating in a reasonable number of meetings, presentations, road shows, drafting sessions and due diligence sessions (in each case, including via video conference) with providers or potential providers of the Capital Financing and ratings agencies and otherwise assisting in the marketing efforts of Parent and its Financing Sources, in each case to the extent customary for Capital Financings of such type; (iii) deliver, at least four (4) Business Days prior to Closing, to Parent all documentation and other information as is reasonably requested by Parent, its advisors and its Financing Sources at least nine (9) Business Days prior to Closing with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and beneficial ownership regulations (including beneficial ownership certifications as under 31 C.F.R. § 1010.230); (iv) assist with Parent’s preparation, negotiation and execution of definitive written financing documentation and the schedules and exhibits thereto (including loan agreements, guarantees, collateral agreements, hedging arrangements, customary officer’s certificates and corporate resolutions, as applicable) as may reasonably be requested and subject to the occurrence of the Closing; and (v) provide reasonable and customary assistance in the taking of all corporate and other equivalent organizational actions, subject to the occurrence of the Closing, reasonably necessary to permit the consummation of the Capital Financing on the Closing Date; it being understood that no such corporate or other equivalent organizational action will take effect prior to the Closing and the directors (other than directors that are continuing directors in their capacities as such) of the Company will not be required to approve the Capital Financing prior to the Closing Date; provided, however, that nothing in this Section 8.9 will require any such cooperation to the extent that it would (A) require the Company or any of its Subsidiaries to pay any fees or reimburse any expenses prior to the Closing for which it has not received prior reimbursement or is not otherwise indemnified by or on behalf of Parent, (B) require the Company or any of its Subsidiaries to give or agree to give to any other Person any indemnities in connection with the Capital Financing that are effective prior to the Closing, (C) (i) provide access to or disclose any information that the Company reasonably determines is prohibited or restricted under applicable Law or that violates or waives any attorney-client or other applicable privilege or (ii) disclose or provide any information in connection with the Capital Financing, the disclosure of which, in the judgement of the Company, could result in (x) the disclosure of any trade secrets, customer-specific data or competitively sensitive information not otherwise required to be provided under this Agreement or (y) the violation of any confidentiality obligation, (D) take any action which would result in the Company or any of its Subsidiaries or any of its or their respective Affiliates incurring any liability with respect to matters relating to the Capital Financing or cause any director, officer or employee of the Company or any of its Subsidiaries or any of its or their respective Affiliates or Representatives to incur any personal liability in connection with the Capital Financing, (E) cause any term, covenant, representation or warranty in this Agreement to be breached by the Company or any of its Affiliates or cause any condition to the Closing to fail to be satisfied, (F) conflict with, result in any violation or breach of, or default (with or without notice, lapse of time, or both) under, the Company’s or any of its Subsidiary’s respective Organizational Documents as in effect as of the date of this Agreement, or any applicable Law or Contracts (to the extent not entered into in contemplation of this Section 8.9(b)), (G) provide (1) pro forma financial information, including pro forma cost savings, synergies, capitalization or other pro forma adjustments desired to be incorporated into any pro forma financial information, (2) any financial statements or information that are not available to Company and not prepared in the ordinary course of the Company’s financial reporting practice, (3) any description of all or any component of the Capital Financing (including any such description to be included in any liquidity or capital resources disclosure or any “description of notes”), or (4) projections, risk factors or other forward-looking statements relating to all or any component of the Capital Financing (which items (1) through (4) shall be the sole responsibility of Parent) or (I) unreasonably interfere with the ongoing business operations of the Company and its Subsidiaries. The Company shall provide to Parent the financial statements required by paragraph (j) of Exhibit D to the Debt Commitment Letter with respect to the fiscal periods contemplated therein. Notwithstanding the foregoing, (i) neither the Company nor its officers or employees shall be required to execute or enter into any agreement with respect to the Capital Financing (other than (x) those officers or employees continuing in such roles after the Closing, and solely with respect to agreements contingent upon the Closing and that would not be effective prior to the Closing, and (y) the customary authorization letters referred to above included in any marketing materials for the Capital Financing and engagement letters with rating agencies), and (ii) no directors of the Company or its Subsidiaries shall be required to approve, adopt, execute or enter into or perform any agreement with respect to the Capital Financing that is not contingent upon the Closing or that would be effective prior to the Closing (other than those directors continuing in such roles after the Closing, and solely with respect to agreements contingent upon the Closing and that would not be effective prior to the Closing).

(c) The Company hereby consents to the use of the logos of the Company and each of its Subsidiaries in connection with the Capital Financing; provided that such logos shall be used solely in a manner that is not reasonably likely to or intended to harm, disparage or otherwise adversely affect the Company and/or its Subsidiaries or their reputation or goodwill.

(d) Upon the earlier of the Closing and the termination of this Agreement in accordance with its terms, Parent shall promptly reimburse the Company and its Subsidiaries and its and their respective Representatives for all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees) incurred by such Persons in connection with any cooperation contemplated by this Section 8.9.

(e) Parent shall indemnify and hold harmless each of the Company and its Subsidiaries and its and their respective Representatives from and against any and all losses and other liabilities suffered or incurred by any of them in connection with their cooperation in the arrangement and preparation of the Capital Financing and any information used in connection therewith, in each case other than to the extent arising from the gross negligence, intentional misrepresentation, fraud or willful misconduct by or on behalf of such Person or Representative or arising from any information provided on behalf of the Company or any of its Subsidiaries in connection with the Debt Financing that is determined to be materially false or misleading.

(f) All non-public or otherwise confidential information provided by the Company or any of its Subsidiaries or any of their Representatives pursuant to this Section 8.9 shall be kept confidential in accordance with the Confidentiality Agreement; provided that Parent and Merger Sub shall be permitted to disclose such information to the Financing Sources, rating agencies and investors in connection with obtaining the Capital Financing or any direct or indirect Equity Financing, subject to the recipient thereof entering into customary confidentiality undertakings with respect to such information (including in the form of a customary click-through confidentiality undertaking).

(g) For the avoidance of doubt, the Parties hereto understand and agree that the provisions contained in this Section 8.9 represent (i) the sole obligation of the Company with respect to cooperation in connection with the arrangement of the Capital Financing (and no other provision of this Agreement shall be deemed to expand such obligations) and (ii) the sole obligations of Parent and Merger Sub to obtain the Financing (and no other provision of this Agreement shall be deemed to expand such obligations).

(h) The Company shall be deemed to have complied with this Section 8.9 for the purpose of any condition set forth in Article IX, unless (i) (a) the Company has materially breached its obligations under this Section 8.9, (b) Parent has notified the Company of such breach in writing in good faith, detailing in good faith reasonable steps that comply with this Section 8.9 in order to cure such breach and (c) the Company has not taken such steps or otherwise cured such breach with reasonably sufficient time prior to the Outside Date to consummate the applicable Capital Financing and (ii) the failure of any condition precedent set forth in (x) Exhibit D to the Debt Commitment Letter or (y) Exhibit C of the Preferred Equity Commitment Letter to be satisfied, or the failure to obtain the Capital Financing, is the result of such material breach of this Section 8.9.

(i) Notwithstanding anything herein to the contrary, without limitation of the obligations of the Company set forth in Section 11.10(b) and Section 11.10(c)), Parent hereby acknowledges and agrees that the obligations of Parent and Merger Sub under this Agreement, including their obligations to consummate the Transactions, are not in any way conditioned or contingent upon or otherwise subject to Parent’s and Merger Sub’s consummation of any financing arrangement or the obtaining of any financing or the availability, grant, provisions or extension of any financing to Parent and Merger Sub (including any portion of the Financing).

Section 8.10 Treatment of Certain Indebtedness. Prior to the Effective Time, the Company shall take all actions as may be reasonably required in accordance with, and subject to, each of the Convertible Notes Indentures to effect the Transactions, including delivery of any supplemental indentures, legal opinions, officers’ certificates, press releases or other documents or instruments required to comply with the Convertible Notes Indentures or applicable Law.

ARTICLE IX

CONDITIONS TO THE MERGER

Section 9.1 Conditions to the Obligations of Each Party. The obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or, to the extent permitted by Law, waiver in writing by the Party for whose benefit such condition exists) at of prior to the Effective Time of the following conditions:

(a) the Company Shareholder Approval has been obtained;

(b) (i) any applicable waiting period under any Antitrust Law set forth on Part I of Section 9.1 of the Company Disclosure Schedules relating to the Merger shall have expired or been terminated and (ii) the approvals and prior written non-disapprovals from the Governmental Entities set forth on Part II of Section 9.1 of the Company Disclosure Schedules have been obtained; and

(c) there shall not be (i) any Order restraining, enjoining or otherwise preventing the consummation of the Merger issued by any Governmental Entity having jurisdiction over any Party that remains in effect, nor (ii) any Law promulgated, enacted, issued or deemed applicable to the Merger by any Governmental Entity having jurisdiction over any Party that prohibits or makes illegal the consummation of the Merger that remains in effect.

Section 9.2 Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or, to the extent permitted by Law, waiver) of the following conditions:

(a) the Company shall have performed in all material respects all of its obligations, covenants and agreements under this Agreement required to be performed by it as of or prior to the Effective Time;

(b) the representations and warranties of the Company set forth in Section 4.1 (Corporate Existence and Power), Section 4.2 (Authorization), Section 4.4 (Non-Contravention), Section 4.23 (Brokers; Financial Advisors), Section 4.24 (Opinion of Financial Advisor) and Section 4.25 (Rights Agreements; Takeover Statutes), shall be true and correct in all material respects at and as of the Closing Date as if made at and as of the Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period);

(c) the representations and warranties of the Company set forth in Section 4.5(a) and (b) (Capitalization) shall be true and correct in all respects at and as of the Closing Date as if made at and as of the Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period) (other than De Minimis Inaccuracies);

(d) the representations and warranties of the Company set forth in this Agreement (other than those referred to in subparagraphs (b) and (c) above) shall be true and correct (disregarding for this purpose all

“Company Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties) at and as of the Closing Date as if made at and as of the Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, have not had a Company Material Adverse Effect;

(e) since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect that is continuing;

(f) Parent and Merger Sub shall have received a certificate executed on behalf of the Company by the Company’s Chief Executive Officer and Chief Financial Officer, dated as of the Closing Date, confirming that the conditions set forth in subparagraphs (a), (b), (c), (d) and (e) of this Section 9.2 have been satisfied; and

(g) (i) each Broker-Dealer Entity shall have received from FINRA its written approval of the respective CMA, which shall be in full force and effect, or (ii) (A) at least thirty (30) days shall have elapsed after the filing of both CMAs, (B) neither CMA shall have been rejected, terminated or withdrawn, and (C) FINRA shall not have (1) imposed any “interim restriction” on either Broker-Dealer Entity pending a decision on the respective CMA or (2) advised either Broker-Dealer Entity in writing that there are other substantial issues with the CMA or that it cannot move forward with the change of control (clause (i) or (ii), the “FINRA Approval”).

Section 9.3 Additional Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction (or, to the extent permitted by Law, waiver) of the following conditions:

(a) Parent shall have performed in all material respects all of its obligations, covenants and agreements under this Agreement required to be performed by it as of or prior to the Effective Time;

(b) the representations and warranties of Parent and Merger Sub set forth in Article V shall be true and correct (disregarding for this purpose all “Parent Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties) at and as of the Closing Date as though made at and as of the Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure to be so true and correct, individually or in the aggregate, has not had, and would not be reasonably expected to have, a Parent Material Adverse Effect; and

(c) the Company shall have received a certificate of Parent, executed on its behalf by an authorized officer of Parent, dated as of the Closing Date, confirming that the conditions set forth in subparagraphs (a) and (b) of this Section 9.3 have been satisfied.

ARTICLE X

TERMINATION

Section 10.1 Termination. This Agreement may be terminated prior to the Effective Time:

(a) by mutual written consent of the Company and Parent; or

(b) by either the Company or Parent:

(i) if the Company Shareholder Approval shall not have been obtained by reason of the failure to obtain the required vote at a duly held Company Shareholders Meeting (including any adjournment, recess, reconvening or postponement thereof); provided, however, that the right to terminate this Agreement under this Section 10.1(b)(i) shall not be available to any Party whose breach of any representation or warranty or failure to perform any obligation, covenant or agreement under this Agreement has proximately caused, or resulted in, the failure to obtain the Company Shareholder Approval;

(ii) if the Closing has not yet occurred by 5:00 p.m. on January 11, 2025 (the “Outside Date”); provided, that the right to terminate this Agreement under this Section 10.1(b)(ii) shall not be available to any Party whose breach of any representation or warranty or failure to perform any obligation, covenant or agreement under this Agreement has proximately caused, or resulted in, the failure of the Closing to occur on or before the Outside Date;

(iii) if there shall have been (A) any Order restraining, enjoining or otherwise preventing the consummation of the Merger issued by any Governmental Entity having jurisdiction over any Party that remains in effect and is final and nonappealable, or (B) any Law promulgated, enacted, issued or deemed applicable to the Merger by any Governmental Entity having jurisdiction over any Party that prohibits or makes illegal the consummation of the Merger that remains in effect; provided, however, that the right to terminate this Agreement under this Section 10.1(b)(iii) shall not be available to any Party whose breach of any representation and warranty or whose failure to perform any obligation, covenant or agreement under this Agreement has proximately caused, or resulted in, the issuance of such Order or promulgation, enactment, issuance or deemed applicability of such Law or the failure of such Order or Law to be resisted, resolved or lifted; or

(c) by Parent:

(i) if at any time prior to, but not after, the time the Company Shareholder Approval is obtained, if there shall have been a Board Recommendation Change;

(ii) if there shall have been a breach or a failure to perform by the Company of any of its representations, warranties, obligations, covenants or agreements contained in this Agreement, which breach or failure to perform would result in a failure to satisfy a condition set forth in Section 9.1 or Section 9.2, and in such case such breach shall be incapable of being cured prior to the Outside Date, or if capable of being cured prior to the Outside Date, shall not have been cured by the earlier of (A) thirty days after the giving of written notice to the Company of such breach and (B) the Outside Date (a “Company Terminable Breach”), but only if Parent and Merger Sub are not then in Parent Terminable Breach; or

(d) by the Company:

(i) at any time after the date hereof but prior to receipt of the Company Shareholder Approval, in order to substantially concurrently enter into a definitive written agreement providing for a Superior Proposal, but only if (A) the Company has not materially breached Section 8.4 with respect to such Superior Proposal and (B) concurrently with, and as a condition to, any such termination, the Company pays or causes to be paid to Parent (or its designee) the Company Termination Fee pursuant to Section 10.3(b);

(ii) if there shall have been a breach or failure to perform by Parent or Merger Sub of any of their respective representations, warranties, obligations, covenants or agreements contained in this Agreement, which breach or failure to perform would result in a failure to satisfy a condition set forth in Section 9.3, and in such case such breach shall be incapable of being cured prior to the Outside Date, or if capable of being cured prior to the Outside Date, shall not have been cured by the earlier of (A) thirty (30) days after the giving of written notice to Parent of such breach and (B) the Outside Date (a “Parent Terminable Breach”), but only if the Company is not then in Company Terminable Breach; or

(iii) if (A) all of the conditions set forth in Section 9.1 and Section 9.2 (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to such conditions being able to be satisfied at the Closing) have been and continue to be satisfied, (B) either Parent or Merger Sub fail to consummate the Merger on the date the Closing should have occurred pursuant to Section 2.2, (C) the Company has provided irrevocable written notice to Parent following the date on which the Closing is required to occur pursuant to Section 2.2 and at least two (2) Business Days prior to such termination, that all conditions set forth in Section 9.3 have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to such conditions being able to be satisfied at the Closing) or that it is willing to waive any unsatisfied conditions in Section 9.3, and that it is prepared, willing and able to effect the Closing and will effect the Closing, (D) the Company has notified Parent in writing that it stands ready, willing and able to consummate the Transactions and (E) either Parent or Merger Sub fail to consummate the Merger by the end of such two (2) Business Day period following receipt of such irrevocable written notice from the Company referred to in clauses (C) and (D).

Section 10.2 Effect of Termination. In the event of valid termination of this Agreement as provided in Section 10.1, written notice thereof shall be given to the other Party or Parties, specifying the provision hereof pursuant to which such termination is made and this Agreement shall become void and of no effect with no liability on the part of any Party hereto, except that (a) the Confidentiality Agreement, the Limited Guarantees, the Support and Rollover Agreements, Section 8.3, this Section 10.2, Section 10.3, Article I and Article XI shall survive the termination of this Agreement (in the case of the Confidentiality Agreement, the Limited Guarantees and the Support and Rollover Agreements, in accordance with their respective terms) and (b) no such termination shall relieve any Party of any liability or damages resulting from any Willful and Material Breach by that Party of this Agreement or fraud, in each case, prior to such termination.

Section 10.3 Expenses and Other Payments.

(a) Except as otherwise provided in this Agreement, including in Section 8.1(b), or as otherwise agreed to in writing by the Parties, each Party shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the Transactions, regardless of whether the Merger shall be consummated.

(b) If this Agreement is terminated after the date hereof (i) by Parent pursuant to Section 10.1(c)(i) or (ii) by the Company pursuant to Section 10.1(d)(i), then the Company shall pay or cause to be paid to Parent (or its designee) the Company Termination Fee in cash by wire transfer of immediately available funds to an account designated by Parent, in the case of clause (i), not later than the second (2nd) Business Day following such termination and, in the case of clause (ii), concurrently with such termination.

(c) If (i), an Acquisition Proposal shall have been publicly made to the Company or shall have been publicly made directly to the holders of Common Shares generally or shall have otherwise become publicly known (and, in any such case, whether or not such Acquisition Proposal is conditional or withdrawn), (ii) thereafter, this Agreement is terminated by Parent or the Company pursuant to Section 10.1(b)(i) and (iii) prior to the date that is twelve (12) months after such termination, the Company consummates an Acquisition Proposal or the Company enters into a definitive agreement with respect to an Acquisition Proposal (whether or not such Acquisition Proposal is consummated), then the Company shall pay or cause to be paid to Parent the Company Termination Fee in cash by wire transfer of immediately available funds to an account designated by Parent on the date of entry into a definitive agreement with respect to such Acquisition Proposal. For purposes of clause (iii), all references to “15% or more” in the definition of “Acquisition Proposal” shall be deemed to be references to “more than 50%.”

(d) If this Agreement is terminated (i) by the Company pursuant to Section 10.1(d)(ii) (or by Parent or the Company pursuant to Section 10.1(b)(ii) at a time when the Company would have been entitled to terminate this Agreement pursuant to Section 10.1(d)(ii)); or (ii) by the Company pursuant to Section 10.1(d)(iii) (or by Parent or the Company pursuant to Section 10.1(b)(ii) at a time when the Company would have been entitled to terminate this Agreement pursuant to Section 10.1(d)(iii)), then, in each case, Parent shall pay or cause to be paid to the Company the Parent Termination Fee in cash by wire transfer of immediately available funds to the Company not later than the second (2nd) Business Day following such termination.

(e) The Parties acknowledge that (i) the agreements contained in this Section 10.3 are an integral part of the Transactions, (ii) without these agreements, the Company, Parent and Merger Sub would not enter into this Agreement and (iii) each of the Company Termination Fee and the Parent Termination Fee is not a penalty, but is liquidated damages, in a reasonable amount that will compensate the Company or Parent, as the case may be, in the circumstances in which such fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions, which amount would otherwise be impossible to calculate with precision. Accordingly, if the Company or Parent, as the case may be, fails to timely pay any amount due pursuant to Section 10.3 and, in order to obtain such payment, either Parent or the Company, as the case may be, commences a suit that results in a judgment against the other Party for the payment of any amount set forth in Section 10.3, such paying Party shall pay the other Party the amount of the reasonable and documented out-of-pocket costs and expenses of the other Party in connection with such suit, together with interest on such amount at the annual rate of the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made plus five percent (5%) through the date such payment was actually received, or such lesser rate as is the maximum permitted by applicable Law; provided, however, that in no event shall either Party’s aggregate obligations under this Section 10.3(e) exceed $5,000,000.

(f) Parent and Merger Sub agree that, if (and only if) upon any termination of this Agreement pursuant to Section 10.1 under circumstances where the Company Termination Fee is properly payable by the Company pursuant to this Section 10.3 and such Company Termination Fee is paid in full, except as provided in Section 10.2 and Section 11.10, (i) Parent, Merger Sub, the Equity Investors, the Guarantor or any of the foregoing’s respective former, current or future, direct or indirect, directors, officers, employees, partners, managers, equityholders, members, stockholders, advisors, Affiliates, Representatives, successors or assigns (collectively, the “Parent Related Parties”) shall be precluded from any other remedy against the Company or the Company Related Parties, at law or in equity or otherwise relating to or arising out of this Agreement (and the actual or purported termination hereof) or the Transactions (and the abandonment thereof), (ii) none of Parent or the Parent Related Parties shall seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Company or any of its Subsidiaries or any of their respective former, current or future directors, officers, employees, partners, managers, members, shareholders, equityholders or Affiliates or their respective Representatives or successors or assigns (collectively, the “Company Related Parties”) in connection with this Agreement or the Transactions, (iii) Parent’s receipt of the payment of the Company Termination Fee pursuant to Section 10.3 in circumstances where such fee is properly payable pursuant to the terms thereof shall constitute the sole and exclusive remedy of the Parent Related Parties for all losses and damages suffered as a result of the failure of the Transactions to be consummated, and (iv) upon payment of the Company Termination Fee pursuant to Section 10.3 in circumstances where such fee is properly payable pursuant to the terms thereof, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions (except that the Company shall also be obligated with respect to Section 10.3(e)). In no event shall the Company be required to pay the Company Termination Fee on more than one occasion. For the avoidance of doubt, if the Closing does not occur, the total aggregate liability of the Company Related Parties relating to, directly or indirectly, or arising out of or in connection with this Agreement or the Transactions (or the abandonment or termination hereof or thereof), any breach, default or failure to perform hereunder or the failure of the Transactions to be consummated (including any Willful and Material Breach and, to the fullest extent permitted by Delaware Law, fraud) shall not exceed an amount equal to the sum of (x) the amount of the Company Termination Fee, plus (y) the enforcement expenses set forth in Section 10.3(e).

(g) The Company agrees that, if (and only if) upon any termination of this Agreement pursuant to Section 10.1 under circumstances where the Parent Termination Fee is properly payable by Parent pursuant to this Section 10.3 and such Parent Termination Fee is paid in full, except as provided in Section 10.2 and Section 11.10, (i) the Company Related Parties shall be precluded from any other remedy against Parent or the Parent Related Parties or the Financing Sources, at law or in equity or otherwise relating to or arising out of this Agreement (and the actual or purported termination hereof) or the Transactions (and the abandonment thereof), the Commitment Letters, the Limited Guarantees or any matter forming the basis for such termination, (ii) none of the Company or the Company Related Parties shall seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Parent Related Parties or the Financing Sources in connection with this Agreement or the Transactions, (iii) the Company’s receipt of the payment of the Parent Termination Fee pursuant to Section 10.3 in circumstances where such fee is properly payable pursuant to the terms thereof shall constitute the sole and exclusive remedy of the Company Related Parties for all losses and damages suffered as a result of the failure of the Transactions to be consummated, and (iv) upon payment of the Parent Termination Fee pursuant to Section 10.3 in circumstances where such fee is properly payable pursuant to the terms thereof, none of the Parent Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions (except that Parent and Merger Sub shall also be obligated with respect to Section 10.3(e)). Notwithstanding the foregoing, but subject to the last three sentences of this Section 10.3(g), it is explicitly agreed that (A) nothing in this Section 10.3 shall impair the Company’s rights under Section 11.10 (including the right to compel specific performance pursuant to Section 11.10), (B) the parties to the Confidentiality Agreement shall remain obligated for, and the Company shall be entitled to remedies with respect to, breaches of the Confidentiality Agreement, (C) nothing in this Section 10.3 shall limit or otherwise affect the respective Guarantor’s obligations under and pursuant to the terms of any Limited Guarantee and (D) Parent and Merger Sub shall remain liable hereunder, and the Guarantors shall remain liable under the Limited Guarantees, for any obligations of Parent to pay the expense reimbursement and indemnification obligations of Parent contained in Section 8.9. In no event shall Parent be required to pay the Parent Termination Fee on more than one occasion. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, (1) while the Company may pursue both (x) a grant of specific performance or other equitable relief, subject in all respects to Section 11.10(b) and this Section 10.3(g), and (y) payment of the Parent Termination Fee under Section 10.3(d), under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance to cause the Closing to occur or other equitable relief, on the one hand, and payment of any monetary damages whatsoever and/or the payment of all or any portion of the Parent Termination Fee and/or any of the amounts, if any, as and when due, pursuant to Section 10.3(d), on the other hand and (2) if the Closing does not occur, the total aggregate liability of the Parent Related Parties relating to, directly or indirectly, or arising out of or in connection with this Agreement or the Transactions (or the abandonment or termination hereof or thereof), any breach, default or failure to perform hereunder or the failure of the Transactions to be consummated (including any Willful and Material Breach and, to the fullest extent permitted by Delaware Law, fraud) shall not exceed an amount equal to the sum of (x) the amount of the Parent Termination Fee, plus (y) the obligations set forth in Section 8.9, plus (z) the enforcement expenses set forth in Section 10.3(e).

ARTICLE XI

MISCELLANEOUS

Section 11.1 Notices. All notices, requests and other communications to any Party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given and received (a) upon receipt when delivered by hand, (b) two (2) Business Days after being sent by registered mail or by courier or express delivery service, (c) upon receipt if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission (provided, that no “bounce back” or similar message of non-delivery is received with respect thereto) or (d) at 9:00 a.m. recipient’s local time on the Business Day following transmission if sent by email transmission after 6:00 p.m. recipient’s local time and no “bounce back” or similar message of non-delivery is received with respect thereto; provided, that in each case the notice or other communication is sent to the physical address or email address set forth beneath the name of such Party below (or to such other physical address or email address as such Party shall have specified in a written notice given to the other Parties hereto):

if to Parent or Merger Sub, to:

c/o Bain Capital Private Equity, LP

200 Clarendon Street

Boston, MA 02116

Attention:	Phil Loughlin
Marvin Larbi-Yeboa
Colin Motley
Bryan Curran
Email:	**********
**********
**********
**********

with copies to (which shall not constitute notice):

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Attention:	David Hutchins
Thomas Fraser
Jessica Cooney
Email:	**********
**********
**********

if to the Company, to:

Envestnet, Inc.
1000 Chesterbrook Boulevard, Suite 250
Berwyn, PA 19312
Attention:	Shelly O’Brien
Email:	**********

with copies to (which shall not constitute notice):

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:	Benjamin M. Goodchild
Rob Kindler
Email:	**********
**********

Section 11.2 Non-Survival of Representations and Warranties. None of the representations, warranties, covenants or agreements in this Agreement, or in any certificate or other writing delivered pursuant to this Agreement, shall survive the Effective Time or, except as otherwise provided in Section 10.2, any termination of this Agreement, as the case may be. This Section 11.2 shall not limit any covenant or agreement of the Parties that by its terms contemplates performance after the Effective Time.

Section 11.3 Amendments; No Waivers.

(a) Any provision of this Agreement, the Exhibits, the Company Disclosure Schedules and the Parent Disclosure Schedules may be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Parent and Merger Sub, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided, however, that following the receipt of the Company Shareholder Approval, there shall be no amendment to the provisions of this Agreement that by Law would require further approval by the holders of Common Shares without such approval.

(b) No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

Section 11.4 Successors and Assigns. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns; provided, however, that no Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other Parties.

Section 11.5 Governing Law; Venue; Waiver of Jury Trial.

(a) This Agreement and all actions arising under or in connection therewith will be governed by and construed in accordance with the Laws of the State of Delaware (“Delaware Law”), regardless of any other Laws that might otherwise govern under applicable principles of conflicts of law, without giving effect to any Law, rule, or provision that would cause the application of any Law other than Delaware Law. The Parties expressly acknowledge and agree that: (i) the requirements of 6 Del. C. § 2708 are satisfied by the provisions of this Agreement and that such statute mandates the application of Delaware Law to this Agreement, the relationship of the Parties, the Transactions, and the interpretation and enforcement of the rights and duties of any Party; (ii) the Parties have a reasonable basis for the application of Delaware Law to this Agreement, the relationship of the Parties, the Transactions, and the interpretation and enforcement of the rights and duties any Party; (iii) no other jurisdiction has a materially greater interest in the foregoing; and (iv) the application of Delaware Law would not be contrary to the fundamental policy of any other jurisdiction that, absent the Parties’ choice of Delaware Law hereunder, would have an interest in the foregoing.

(b) Each Party irrevocably agrees that any Proceeding with respect to this Agreement or the Transactions or for recognition and enforcement of any judgment in respect hereof brought by any other Party hereto or its successors or assigns will be brought and determined in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, U.S. District Court for the District of Delaware (or if jurisdiction is not then available in the U.S. District Court for the District of Delaware (but only in such event), then in any Delaware State court sitting in New Castle County) or any appellate court of any such courts, and each Party hereby irrevocably submits with respect to any Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each Party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Proceeding with respect to this Agreement, any claim (a) that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (c) to the fullest extent permitted by Law, that (i) the Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such Proceeding is improper or (iii) this Agreement, or the subject matter hereof, is not enforceable in or by such courts.

(c) EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS (AS DEFINED IN THIS AGREEMENT).

Section 11.6 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party hereto shall have received counterparts hereof signed by all of the other Parties hereto.

Section 11.7 Entire Agreement; No Third Party Beneficiaries. This Agreement, the Exhibits, the Company Disclosure Schedules, the Parent Disclosure Schedules, the Ancillary Agreements, the Confidentiality Agreement and the Support and Rollover Agreements constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof; provided, however, to the extent of any conflict between the provisions of the Confidentiality Agreement and this Agreement, the terms of this Agreement shall govern. Except for the provisions of (a) the rights of the former holders of Common Shares to receive the Merger Consideration payable pursuant to Section 2.5 and the rights of the former holders of Company Equity Awards and the beneficiary of the Common Shares to receive the amounts payable pursuant to Section 2.6, in each case, if the Closing occurs and (b) Section 7.1 (which from and after the Effective Time are intended for the benefit of, and shall be enforceable by, the Persons referred to therein and by their respective heirs and representatives), no provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the Parties hereto. The Company Disclosure Schedules and Parent Disclosure Schedules are “facts ascertainable” as that term is used in Section 251(b) of the DGCL and do not form part of this Agreement but instead operate upon the terms of this Agreement as provided herein.

Section 11.8 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Section 11.9 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party.

Section 11.10 Specific Performance.

(a) Subject to the limitations set forth in this Agreement, the Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach. Accordingly, the Parties acknowledge and hereby agree that, prior to any termination of this Agreement and subject to the limitations set forth in this Agreement, including Section 10.3(d), Section 10.3(g), Section 11.10(b), Section 11.10(c) and Section 11.10(e), in the event of any breach or threatened breach by Parent, Merger Sub or the Company of any of their respective obligations, covenants and agreements under this Agreement, Parent, Merger Sub or the Company, as applicable, shall be entitled to seek an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other Parties, as applicable, and to specific performance by the other Parties, as applicable, of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other Parties, as applicable, under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time, subject to the limitations on remedies set forth in this Agreement, including Section 10.3(d), Section 10.3(g), Section 11.10(b), Section 11.10(c) and Section 11.10(e).

(b) Notwithstanding Section 11.10(a) or anything in this Agreement or otherwise to the contrary, and subject in all respects to Section 10.3(d), Section 10.3(g), Section 11.10(b), Section 11.10(c) and Section 11.10(e), the Parties hereby further acknowledge and agree that, prior to the earlier of the Effective Time and the termination of this Agreement, the Company shall be entitled to specific performance to cause Parent or Merger Sub to draw down the proceeds of the Equity Financing and to cause Parent or Merger Sub to consummate the Closing in accordance with Section 2.2, on the terms and subject to the conditions in this Agreement, if and only if, (i) all conditions in Section 9.1 and Section 9.2 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the fulfillment or valid waiver of those conditions at the Closing) have been and continue to be satisfied, (ii) (x) all of the conditions to the consummation of the Capital Financing provided by the Financing Commitment Letters have been satisfied (other than the receipt of the Equity Financing and the satisfaction of those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) and (y) the Capital Financing (or, if Alternative Financing or Replacement Equity Financing is being used in accordance with Section 8.9, the Financing to be made available pursuant to the commitments with respect thereto) has been received by Parent in full in accordance with the terms thereof, or the Capital Financing will be funded at the Closing in accordance with the terms of the Financing Commitment Letters if the Equity Financing is funded at the Closing (provided, that Parent and Merger Sub shall not be required to draw down on the Equity Commitment Letters or consummate the Closing if the Capital Financing is not in fact funded in full at the Closing), (iii) Parent and Merger Sub have failed to consummate the Closing at the time when they would be required under Section 2.2, (iv) the Company has irrevocably confirmed in writing to Parent that (A) if specific performance were granted and the Financing were funded, then the Closing would occur substantially simultaneously with the drawdown of the Equity Financing and the Capital Financing (and the Company has not revoked, withdrawn, modified or conditioned such confirmation) and (B) the Company is prepared, willing and able to effect the Closing and the other Transactions and that all of the closing conditions set forth in Section 9.1 and Section 9.3 have been satisfied or waived, and (v) Parent and Merger Sub fail to complete the Closing within two (2) Business Days after delivery of the Company’s irrevocable and unconditional written confirmation.

(c) Notwithstanding anything herein to the contrary, the parties hereby further acknowledge and agree that, prior to the Closing, the Company shall be entitled to specific performance to cause Parent to enforce the terms of the Financing Commitment Letters in accordance with Section 5.8 and Section 8.9(a), if and only if (1) all of the conditions set forth in Section 9.1 and Section 9.2 have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the fulfillment or valid waiver of those conditions at the Closing), and (2) all of the conditions to the consummation of the Financing provided by the Financing Commitment Letters (or, if Alternative Financing or Replacement Equity Financing is being used in accordance with Section 8.9, pursuant to the commitments with respect thereto) have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the fulfillment of those conditions at the Closing).

(d) Subject to the limitations on remedies set forth in this Section 11.10, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or in Law or in equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise at any time of any other remedy. Notwithstanding anything to the contrary in this Agreement or otherwise, while the Company may seek specific performance pursuant to, and subject to the provisions of Section 11.10, prior to the valid termination of this Agreement, under no circumstances shall it be permitted or entitled to receive both a grant of specific performance to effect the Closing, on the one hand, and payment of all or any portion of the Parent Termination Fee (or any other damages), on the other hand, and under no circumstances shall the Company be entitled to seek to specifically enforce or perform Parent’s obligation to complete the Merger or consummate the Closing if the Capital Financing has not been funded (or will not be funded at Closing).

(e) Subject to the limitations set forth in this Agreement, including Section 10.3(d), Section 10.3(g), Section 11.10(b), Section 11.10(c) and Section 11.10(e), the Company, on the one hand, and Parent and Merger Sub, on the other hand, hereby agree not to raise any objections (other than contesting the existence of a breach or threatened breach of this Agreement or any right to relief under this Agreement and defenses with respect thereto) to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order in accordance with and subject to the limitations of this Section 11.10 to prevent or restrain breaches or threatened breaches of this Agreement by the Company or Parent, as applicable, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the Company or Parent, as applicable, under this Agreement. Subject in all respects to the limitations set forth in this Agreement, including Section 10.3(d), Section 10.3(g), Section 11.10(b), Section 11.10(c) and Section 11.10(e) (including, in each case, the limitations set forth therein), and unless and until such relief is granted, the parties further agree that (i) by seeking the remedies provided for in this Section 11.10, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement, the Equity Commitment Letters, the Financing Commitment Letters or the Limited Guarantees and (ii) nothing set forth in this Section 11.10 shall require any party to institute any Proceeding for (or limit any party’s right to institute any Proceeding for) specific performance under this Section 11.10 prior to or as a condition to exercising any termination right under Article X, nor shall the commencement of any Proceeding pursuant to this Section 11.10 or anything set forth in this Section 11.10 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Article X or pursue any other remedies under this Agreement, the Equity Commitment Letters, the Financing Commitment Letters or the Limited Guarantees that may be available then or thereafter (subject to the terms and conditions set forth herein and therein).

Section 11.11 Financing Sources. Notwithstanding anything in this Agreement to the contrary, each of the Parties on behalf of itself and each of its Affiliates hereby: (a) agrees that any legal action (whether in Law or in equity, whether in Contract or in tort or otherwise), involving the Financing Sources, arising out of or relating to this Agreement, the Capital Financing, the Financing Commitment Letters, the Debt Financing Fee Letter, the Capital Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, shall be subject to the exclusive jurisdiction of any New York State court or federal court of the United States of America, in each case, sitting in the Borough of Manhattan in New York County and any appellate court thereof (each such court, the “Subject Courts”) and each Party irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such Subject Courts and agrees that any such dispute shall be governed by, and construed in accordance with, the Laws of the State of New York, except as otherwise set forth in the Financing Commitment Letters, with respect to (i) the interpretation of the definition of Company Material Adverse Effect (and whether or not a Company Material Adverse Effect has occurred), (ii) the determination of the accuracy of any “specified acquisition agreement representation” (as such term or similar term is defined in the Financing Commitment Letters) and whether as a result of any inaccuracy thereof Parent or any of its Affiliates has the right to terminate its or their obligations hereunder pursuant to Section 10.1(c)(ii) or decline to consummate the Closing as a result thereof pursuant to Section 9.2(b), (c) or (d) and (iii) the determination of whether the Closing has been consummated in accordance with the terms hereof, which shall in each case be governed by and construed in accordance with the Delaware Law, without giving effect to any choice or conflict of Law provision or rule that would cause the application of Laws of any other jurisdiction, (b) agrees not to bring or support or permit any of its Affiliates to bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in Contract or in tort or otherwise), against the Financing Sources in any way arising out of or relating to this Agreement, the Capital Financing, the Financing Commitment Letters, the Capital Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any Subject Court, (c) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such legal action in any such Subject Court, (d) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable Law trial by jury in any legal action brought against the Financing Sources in any way arising out of or relating to this Agreement, the Capital Financing, the Financing Commitment Letters, the Capital Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (e) agrees that none of the Financing Sources will have any liability to the Company, the Company’s Subsidiaries or their respective Affiliates relating to or arising out of this Agreement, the Capital Financing, the Financing Commitment Letters, the Capital Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder and that none of the Company, the Company’s Subsidiaries or any of their respective Affiliates shall bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in Contract or in tort or otherwise), against any of the Financing Sources relating to or in any way arising out of this Agreement, the Capital Financing, the Financing Commitment Letters, the Capital Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (f) waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any legal action involving any Financing Source or the transactions contemplated hereby, any claim that it is not personally subject to the jurisdiction of the Subject Courts as described herein for any reason, and (g) agrees that (i) the Financing Sources are express third party beneficiaries of, and may enforce, any of the provisions in Section 10.3(g), this Section 11.11 and Section 11.14 (or the definitions of any terms used in such sections) and (ii) to the extent any amendments to any provision of Section 10.3(g), this Section 11.11 and Section 11.14 (or, solely as they relate to such sections, the definitions of any terms used in such sections) are materially adverse to the Financing Sources, such provisions shall not be amended without the prior written consent of the Financing Sources party to the Financing Commitment Letters. Notwithstanding anything contained herein to the contrary, nothing in this Section 11.11 shall in any way affect any Party’s or any of their respective Affiliates’ rights and remedies under any binding agreement to which a Financing Source is a party, including the Financing Commitment Letters.

Section 11.12 Company Disclosure Schedules. The disclosures set forth in any particular part or subpart of the Company Disclosure Schedules or Parent Disclosure Schedules, as applicable, shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations, warranties, covenants and agreements of the Company or Parent and Merger Sub, as applicable, that are set forth in the corresponding section or subsection of this Agreement; and (b) any other representations, warranties, covenants or agreements of the Company or Parent and Merger Sub, as applicable, that are set forth in this Agreement to the extent, in the case of this clause (b), the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations, warranties, covenants or agreements is reasonably apparent on the face of such disclosure. The mere inclusion of an item in the Company Disclosure Schedules or Parent Disclosure Schedules as an exception to a representation, warranty, covenant or agreement shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item is material or, unless this Agreement specifically provides otherwise, constitutes a Company Material Adverse Effect, and no reference to, or disclosure of, any item or other matter in the Company Disclosure Schedules or Parent Disclosure Schedules, as applicable, shall necessarily imply that any other undisclosed matter or item having a greater value or significance is material.

Section 11.13 Interpretation.

(a) Each of the Parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said counsel. Each Party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged between the parties shall be deemed the work product of the parties and may not be construed against any Party by reason of its preparation. Accordingly, any rule of Law or any legal decision that would require interpretation of any ambiguities in this Agreement against any Party that drafted it is of no application and is hereby expressly waived, and any controversy over interpretations of this Agreement will be decided without regard to events of drafting or preparation.

(b) Unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, words denoting any gender shall include all genders, and words denoting natural persons shall include corporations, limited liability companies and partnerships, and vice versa.

(c) When a reference is made in this Agreement to Articles, Sections, Exhibits, Company Disclosure Schedules or Parent Disclosure Schedules, such reference shall be to an Article, Section, Exhibit, Company Disclosure Schedule or Parent Disclosure Schedule, as applicable, relative to this Agreement unless otherwise indicated.

(d) Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(e) All references to “$” or dollar amounts will be to the lawful currency of the United States.

(f) The words “the date hereof,” “the date of this Agreement” and words of similar import mean the day and year first set forth above in the preamble to this Agreement.

(g) Unless the context otherwise requires, the terms “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(h) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” References to “days” mean “calendar days” unless expressly stated otherwise. Whenever the final day for performance of an obligation under this Agreement falls on a day other than a Business Day, the time period for performance thereof will automatically be extended to the next day that is a Business Day. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded.

(i) References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.

(j) Any reference in this Agreement to a date or time shall be deemed to be such date or time in New York, New York, unless otherwise specified.

(k) Except with respect to any disclosure in the Company Disclosure Schedules or Parent Disclosure Schedules, any Contract or instrument referred to herein means such Contract or instrument as from time to time amended, modified, restated or supplemented, including by waiver or consent.

(l) All references to any Law shall be deemed to also refer to all statutes, rules and regulations promulgated thereunder and any predecessor or successor statute, rule or regulation, unless the context requires otherwise.

(m) Except as otherwise specifically provided in this Agreement, any statute, rule or regulation defined or referred to herein means such statute as from time to time amended, supplemented, restated, replaced or modified, including by succession of comparable successor statutes, rules or regulations, as applicable.

(n) References to a person are also to its permitted successors and assigns.

(o) The words “made available” and words of similar import refer to documents that were delivered electronically to the other Party or its representatives or posted to the data site maintained by the disclosing Party or its representatives in connection with the Transactions, in each case, prior to the calendar day immediately preceding the date hereof, and, for the avoidance of doubt, include any form, report, schedule, registration statement, proxy statement and other document filed or furnished by the disclosing Party or its Subsidiaries with the SEC and publicly available, without redactions, on EDGAR, including as an exhibit, no later than the calendar day immediately preceding to the date of this Agreement.

(p) References to “ordinary course of business” refer to the ordinary course of business of the Company and any of its Subsidiaries, taken as a whole and consistent with past practice.

Section 11.14 Non-Recourse. Notwithstanding anything to the contrary contained in this Agreement or otherwise, this Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance, of this Agreement may only be made against the entities that are expressly identified as Parties, and no Parent Related Parties (other than the Guarantors solely to the extent and subject to the terms set forth in the Limited Guarantees or Equity Commitment Letters) or the Financing Sources shall have any liability for any obligations or liabilities of the

Parties or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith. The Company (on behalf of itself, its Affiliates, and any Person claiming by, through or on behalf of the Company or its Affiliates) covenants and agrees that (a) it shall not, and shall cause its Representatives and Affiliates not to, bring, make or institute any Proceeding (whether based in Contract, tort, fraud, strict liability, other Laws or otherwise, at law or in equity) arising under or in connection with this Agreement or other agreement executed or delivered in connection herewith or any of the transactions contemplated hereby or thereby against any of the Parent Related Parties or the Financing Sources and (b) none of the Parent Related Parties or the Financing Sources shall have any liability or obligations (whether based in Contract, tort, fraud, strict liability, other Laws or otherwise) to the Company, the Company’s Subsidiaries, any of their respective Representatives or Affiliates (or any Person claiming by, through or on behalf of the Company or its Affiliates) or any of their respective successors, heirs or representatives thereof arising out of or relating to this Agreement or other agreement executed or delivered in connection herewith or any of the transactions contemplated hereby or thereby, other than, in each case of the preceding clauses (a) and (b), Parent and Merger Sub (to the extent provided herein), each Person who has entered into a Support and Rollover Agreement (to the extent and subject to the terms provided therein) or the “Limited Guarantors” pursuant to the Limited Guarantees (to the extent and subject to the terms provided therein). Without limiting the generality of the foregoing, to the maximum extent permitted or otherwise conceivable under applicable Law (and subject only to the specific contractual provisions of this Agreement or agreement executed or delivered in connection herewith), the Company (on behalf of itself, its Affiliates, and any Person claiming by, through or on behalf of the Company or its Affiliates) hereby waives, releases and disclaims any and all rights in respect of any such Proceedings. Each of Parent and Merger Sub (on behalf of itself, its Affiliates, and any Person claiming by, through or on behalf of Parent, Merger Sub or their Affiliates) covenants and agrees that (i) it shall not, and shall cause its Representatives and Affiliates not to, bring, make or institute any Proceeding (whether based in Contract, tort, fraud, strict liability, other Laws or otherwise, at law or in equity) arising under or in connection with this Agreement or other Ancillary Agreement or any of the Transactions against any of the Company Related Parties and (ii) none of the Company Related Parties shall have any liability or obligations (whether based in Contract, tort, fraud, strict liability, other Laws or otherwise) to Parent, Merger Sub, any of their respective Representatives or Affiliates (or any Person claiming by, through or on behalf of Parent, Merger Sub or their Affiliates) or any of their respective successors, heirs or representatives thereof arising out of or relating to this Agreement or other Ancillary Agreement or any of the Transactions, other than, in each case of the preceding clauses (i) and (ii), the Company to the extent provided herein. Without limiting the generality of the foregoing, to the maximum extent permitted or otherwise conceivable under applicable Law (and subject only to the specific contractual provisions of this Agreement or any Ancillary Agreement), each of Parent and Merger Sub (on behalf of itself, its Affiliates, and any Person claiming by, through or on behalf of the Company or its Affiliates) hereby waives, releases and disclaims any and all rights in respect of any such Proceedings. This Section 11.14 is subject to, and shall not alter the scope or application of, Section 11.10. Each of the Parent Related Parties and the Company Related Parties are expressly intended as third party beneficiaries of this provision of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ENVESTNET, INC.

By:	/s/ James Fox
Name:	James Fox
Title:	Interim Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

BCPE PEQUOD MERGER SUB, INC.

By:	/s/ Colin Motley
Name:	Colin Motley
Title:	Vice President and Treasurer

BCPE PEQUOD BUYER, INC.

By:	/s/ Colin Motley
Name:	Colin Motley
Title:	Vice President and Treasurer

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A

Certain Definitions

“2025 Convertible Notes Indenture” has the meaning set forth in Section 4.5(a).

“2027 Convertible Notes Indenture” has the meaning set forth in Section 4.5(a).

“Acceleration Provisions” has the meaning set forth in Section 2.6(b).

“Acceptable Confidentiality Agreement” means an agreement with the Company that is either (i) in effect as of the execution and delivery of this Agreement; or (ii) executed, delivered and effective after the execution and delivery of this Agreement, in either case containing provisions that require any counterparty thereto (and any of its Affiliates and representatives) that receives material non-public information of or with respect to the Company and its Subsidiaries to keep such information confidential; provided, however, that, in each case, the provisions contained therein are no less restrictive in any material respect to such counterparty (and any of its Affiliates and representatives named therein) and no less favorable to the Company in any material respect, in each case, than the terms of the Confidentiality Agreement, it being understood that such agreement need not contain any “standstill” or similar provisions, or otherwise prohibit the making of, or amendment or modification to, any Acquisition Proposal.

“Acquisition Proposal” means any bona fide offer or proposal (other than an offer or proposal by Parent or Merger Sub) to engage in an Acquisition Transaction.

“Acquisition Transaction” means any transaction or series of related transactions (other than the Transactions) involving: (i) any direct or indirect purchase or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons, whether from the Company or any other Person(s), of securities representing more than 15% of the total outstanding equity securities of the Company (by vote or economic interests) after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or “group” of Persons that, if consummated in accordance with its terms, would result in such Person or “group” of Persons beneficially owning more than 15% of the total outstanding equity securities of the Company (by vote or economic interests) after giving effect to the consummation of such tender or exchange offer; (ii) any direct or indirect purchase, license or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons of assets constituting or accounting for more than 15% of the consolidated assets, revenue or net income of the Company and its Subsidiaries, taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or (iii) any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company pursuant to which any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons would hold securities representing more than 15% of the total outstanding equity securities of the Company (by vote or economic interests) after giving effect to the consummation of such transaction.

“Adviser Subsidiary” means Ategenos Capital, LLC, Envestnet Asset Management, Inc. (formerly known as Envestnet PMC, Inc.), Envestnet Portfolio Solutions, Inc., Envestnet Retirement Solutions, LLC, Envestnet Embedded Advisory, Inc., FDX Advisors, Inc., and QRG Capital Management, Inc.

“Advisers Act” means the Investment Advisers Act of 1940 and the rules thereunder.

“Advisory Contract” means a Contract under which an Adviser Subsidiary acts as an investment advisor or sub-advisor to, or manages any investment or trading account of, any Person.

“Advisory Contract Client” means each Person, as of the date hereof, to which, or in respect of which, an Adviser Subsidiary provides investment advisory services pursuant to an Advisory Contract.

A-A-1

“Advisory Contract Client Consents” has the meaning set forth in Section 6.6(e).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person, through one or more intermediaries or otherwise. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise. Notwithstanding anything in the foregoing, with respect to Parent or Merger Sub, (i) except as provided in clause (ii), the term “Affiliate” shall not include any investment funds or investment vehicles affiliated with or under common management with Bain Capital Private Equity, LP or the Persons set forth on Section 1.1(b) of the Parent Disclosure Schedules, any portfolio company (as such term is commonly understood in the private equity industry) or investment of Bain Capital Private Equity, LP, the Persons set forth on Section 1.1(b) of the Parent Disclosure Schedules or any other Person that would otherwise be an Affiliate of Parent pursuant to this definition (provided that this shall not apply with respect to the Equity Commitment Letters or the Limited Guarantees) and (ii) for purposes of Section 2.5, Section 5.11 and Section 8.1, the term “Affiliate” shall mean the North American investment funds, including Bain Capital Fund XIII, L.P., and their successor funds, that are managed or advised by Bain Capital Private Equity, LP.

“Agreement” has the meaning set forth in the preamble.

“AI Technologies” means deep learning, machine learning, and other artificial intelligence technologies, including any and all (i) proprietary algorithms, software or systems that make use of or employ neural networks, statistical learning algorithms, or reinforcement learning and (ii) proprietary embodied artificial intelligence and related hardware or equipment.

“Alternative Acquisition Agreement” has the meaning set forth in Section 8.4(a).

“Alternative Financing” has the meaning set forth in Section 8.9(a).

“Ancillary Agreements” means the Limited Guarantees, Equity Commitment Letters, Financing Commitment Letters, the Support and Rollover Agreements and any certificate, instrument and document executed and delivered pursuant to this Agreement or any other Ancillary Agreement.

“Antitrust Laws” has the meaning set forth in Section 8.1(c).

“Anti-Corruption Laws” means (i) the U.S. Foreign Corrupt Practices Act of 1977 (as amended), (ii) the United Kingdom Bribery Act, (iii) anti-bribery legislation promulgated by the European Union and implemented by its member states, (iv) legislation adopted in furtherance of the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and (v) other anti-bribery and anti-corruption Laws applicable to the Company and its Subsidiaries and their respective operations from time to time.

“Anti-Money Laundering Laws” means anti-money laundering-related Laws and codes of practice applicable to the Company and its Subsidiaries and their operations from time to time, including without limitation (i) the EU Anti-Money Laundering Directives and any Laws, circulars or instructions implementing or interpreting the same and (ii) the applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transaction Reporting Act of 1970, as amended.

“Assignment” has the meaning set forth in Section 6.6(b).

“beneficial ownership” has the meaning ascribed to such term in Section 13(d) of the Exchange Act.

“Board Recommendation” has the meaning set forth in the recitals.

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“Board Recommendation Change” has the meaning set forth in Section 8.4(e)(v).

“Book-Entry Shares” has the meaning set forth in Section 2.5(a)(ii).

“Broker-Dealer Entities” means Envestnet Securities, Inc. and FIDx Markets LLC.

“Broker-Dealer Subsidiary” means Envestnet Securities, Inc.

“Business Day” means any day other than (a) a Saturday or a Sunday, (b) a day on which commercial banks in New York City or Delaware are closed, (c) a day on which the Secretary of State of State of Delaware is closed or (d) any day on which EDGAR is not open to accept filings.

“Cap Amount” has the meaning set forth in Section 7.1(c).

“Capital Financing” has the meaning set forth in the recitals.

“Capital Financing Agreements” has the meaning set forth in Section 8.9(a).

“Capped Call Transactions” means each of the Base Capped Call Confirmations between Company, on the one hand, and each of Bank of Montreal, Bank of America, N.A., JP Morgan Chase Bank, National Association and Morgan Stanley & Co. LLC, on the other hand, each dated November 14, 2022, including any side letters thereto, as each may be amended from time to time.

“Certificate” has the meaning set forth in Section 2.5(a)(ii).

“Certificate of Merger” has the meaning set forth in Section 2.1(b).

“Client Notice” has the meaning set forth in Section 6.6(b)(i).

“Closing” has the meaning set forth in Section 2.2.

“Closing Date” has the meaning set forth in Section 2.2.

“CMA” means a continuing membership application under FINRA Rule 1017(a)(4) with FINRA for approval of the change of control of each Broker-Dealer Entity that will result from the consummation of the Transactions (including all supplements and revisions thereto).

“Code” means the United States Internal Revenue Code of 1986.

“Commitment Letter” has the meaning set forth in the recitals.

“Common Shares” means voting common shares, par value $0.005 per share, of the Company.

“Company” has the meaning set forth in the preamble.

“Company 10-K” means the Company’s annual report on Form 10-K for its fiscal year ended December 31, 2023.

“Company AI Products” means all products or services offered by the Company or any of its Subsidiaries to current or prospective customers that incorporate, employ or make use of AI Technologies.

“Company Balance Sheet” means that balance sheet of the Company dated as of December 31, 2023 contained in the Company 10-K.

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“Company Balance Sheet Date” means December 31, 2023.

“Company Benefit Plan” means any employment, consulting, severance, change in control or similar agreement applicable to any current or former manager, director, officer, employee or individual independent contractor of the Company or any Subsidiary of the Company, and each other plan, policy, practice, agreement or arrangement, including any “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA), providing for compensation, bonuses, commissions, retention benefits, profit-sharing, stock option, restricted stock, restricted stock unit, stock appreciation right or other stock-related rights, equity or equity based compensation or other forms of incentive or deferred compensation, vacation benefits, leave, overtime, insurance coverage (including any self-insured arrangements), health and welfare benefits, tax gross-up, expense reimbursement, employment, death benefits, disability benefits, severance benefits, change in control benefits and post-employment or retirement benefits (including compensation, pension, provident fund, gratuity, health, medical or life insurance benefits), whether or not reduced to writing, and whether covering a single individual or group of individuals, that is maintained, administered, sponsored or contributed to by the Company or its Subsidiaries, or with respect to which the Company or any of its Subsidiaries has any liability, contingent or otherwise; provided, however, that no plan, policy, agreement or arrangement that is sponsored or maintained by any Governmental Entity shall be considered a Company Benefit Plan.

“Company Board” has the meaning set forth in the recitals.

“Company Capital Stock” has the meaning set forth in Section 4.5(a).

“Company Disclosure Schedules” has the meaning set forth in the introductory paragraph to Article IV.

“Company Employee” has the meaning set forth in Section 6.2(a).

“Company Equity Award” shall mean each Company Option Award, Company PSU Award and Company RSU Award.

“Company Intellectual Property” means any Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.

“Company Leases” has the meaning set forth in Section 4.17(b).

“Company Material Adverse Effect” means any event, circumstance, occurrence, development, change or effect (each, an “Effect”) that, individually or in the aggregate, (a) would reasonably be expected to prevent or materially delay the Company’s ability to consummate the Transactions or (b) has had, or would reasonably be expected to have, a material adverse effect on the financial condition, business, operations, assets and liabilities (considered together) of the Company and its Subsidiaries, taken as a whole; provided, however, that in no event shall any of the following Effects, alone or in combination, be deemed to constitute, or be taken into account, in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect for purposes of clause (b) above: (i) any changes in general economic or regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions in any jurisdiction, (ii) any changes, events or conditions in the industries in which the Company and its Subsidiaries operate (including changes to interest rates, general market prices and regulatory changes affecting such industries), (iii) acts of war (whether or not declared), civil disobedience, hostilities, cyberattacks not specifically targeted at the Company or its Subsidiaries or disproportionately impacting the Company or its Subsidiaries, sabotage, an act of terrorism, military actions or any weather or natural disasters, health emergencies, including pandemics or epidemics or any worsening of such conditions threatened or existing, or any regional, national or international calamity or crisis, or other similar force majeure events, including any worsening of such conditions existing as of the date of this Agreement, (iv) the negotiation, execution, public announcement, pendency or consummation of the Merger or the other Transactions (other than for the purposes of the representations and warranties set forth in Section 4.3

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and Section 4.4 of this Agreement and any other representation and warranty contained in this Agreement to the extent that such representation and warranty expressly addresses consequences resulting from the negotiation, execution, delivery and performance of this Agreement or the announcement of this Agreement or the pendency or consummation of the Transactions), (v) any steps required to be taken pursuant to the express terms of this Agreement, or the failure of the Company to take any action that the Company is prohibited by the express terms of this Agreement from taking (other than any action or inaction required to be taken or not taken pursuant to Section 6.1), (vi) any action taken or omitted to be taken by the Company at the prior written request or with the prior written consent of Parent or Merger Sub following the date of this Agreement; (vii) the identity of Parent, Merger Sub or the Equity Investors as the acquiror of the Company; (viii) any adoption, implementation, promulgation, repeal, modification, amendment or other changes in applicable Law or in GAAP, or in accounting standards or any changes in the interpretation or enforcement of any of the foregoing, in each case, after the date hereof, (ix) as set forth in Section 1.2 of the Company Disclosure Schedules, (x) any decline in the market price, or change in trading volume, of the Company’s Capital Stock, (xi) any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, or budgets or internal or published financial or operating predictions of revenue, earnings, premiums written, cash flow, cash position or other financial performance or results, or (xii) any change or development in the credit, financial strength or other rating of the Company, any of its Subsidiaries or its outstanding debt (it being understood that the exceptions in clauses (x), (xi) and (xii) shall not prevent or otherwise affect a determination that the underlying cause of any such change, decline or failure referred to therein (if not otherwise falling within any of the exceptions provided hereof) is, or would reasonably be expected to be, a Company Material Adverse Effect); provided, however, that, in the case of clauses (i), (ii), (iii), (iv) and (viii), solely to the extent the impact on the Company and its Subsidiaries, taken as a whole, is disproportionately adverse compared to the impact on other companies operating in the industries in which the Company and its Subsidiaries operate in the countries and regions in the world impacted by the Effect in question, the incrementally disproportionate impact or impacts shall be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect.

“Company Measurement Date” has the meaning set forth in Section 4.5(a).

“Company Option Award” has the meaning set forth in Section 2.6(a)(iii).

“Company PSU Award” has the meaning set forth in Section 2.6(a)(ii).

“Company PSU Deferred Cash Award” has the meaning set forth in Section 2.6(a)(ii).

“Company Registered Intellectual Property” has the meaning set forth in Section 4.19(a).

“Company Related Parties” has the meaning set forth in Section 10.3(f).

“Company RSU Award” has the meaning set forth in Section 2.6(a)(i).

“Company RSU Deferred Cash Award” has the meaning set forth in Section 2.6(a)(i).

“Company SEC Documents” has the meaning set forth in Section 4.6(a).

“Company Securities” has the meaning set forth in Section 4.5(a).

“Company Shareholder Approval” means the affirmative vote, in favor of the approval of the Agreement and Merger, of the holders of a majority of the voting power of the shares of Common Shares outstanding as of the record date at the Company Shareholders Meeting in accordance with applicable Law and the Organizational Documents of the Company.

“Company Shareholders Meeting” has the meaning set forth in Section 8.2(f).

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“Company Software” has the meaning set forth in Section 4.19(e).

“Company Stock Plan” means the Envestnet, Inc. 2010 Long-Term Incentive Plan, Envestnet, Inc. 2019 Acquisition Equity Incentive Plan and Envestnet, Inc. 2024 Long-Term Incentive Plan.

“Company Terminable Breach” has the meaning set forth in Section 10.1(c)(ii).

“Company Termination Fee” means $90,650,000.

“Confidentiality Agreement” means the Confidentiality Agreement, dated as of April 18, 2024, between the Company and Bain Capital Private Equity, LP.

“Consent” means any filing, notice, report, registration, approval, consent, ratification, permit, permission, waiver, expiration and termination of waiting periods, exemption or authorization.

“Contract” has the meaning set forth in Section 4.18(a).

“Convertible Notes” means the Convertible Notes due 2025 and the Convertible Notes due 2027.

“Convertible Notes due 2025” means the 0.75% Convertible Notes, $317.5 million outstanding due August 15, 2025.

“Convertible Notes due 2027” means the 2.625% Convertible Notes, $575 million outstanding due December 1, 2027.

“Convertible Notes Indentures” has the meaning set forth in Section 4.5(a).

“Creditors’ Rights” has the meaning set forth in Section 4.2(b).

“Dealer” means each of Bank of Montreal, Bank of America, N.A., JP Morgan Chase Bank, National Association and Morgan Stanley & Co. LLC.

“De Minimis Inaccuracies” means any inaccuracies that individually or in the aggregate are de minimis relative to the total fully diluted equity capitalization of the Company.

“Debt Commitment Letter” has the meaning set forth in the recitals.

“Debt Financing Fee Letter” has the meaning set forth in the recitals.

“Delaware Law” has the meaning set forth in Section 11.5(a).

“DGCL” has the meaning set forth in the recitals.

“Dissenting Shares” means shares held by a holder of Common Shares or Preferred Shares who (i) did not vote in favor of the Merger, (ii) are entitled to demand appraisal rights under Section 262 of the DGCL, (iii) have properly exercised and validly perfected their respective demands for appraisal of such Common Shares or Preferred shares in the time and manner provided in Section 262 of the DGCL and (iv) as of the Effective Time, have neither effectively withdrawn nor lost their right to such appraisal and payment under the DGCL.

“DTC” has the meaning set forth in Section 3.3.

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“Economic Sanctions/Trade Laws” means export and import controls and antiboycott, embargo, and economic sanctions Laws and regulations administered or enforced by the United States, the European Union and its member states, the United Kingdom, or the United Nations Security Council, and all equivalent Laws, regulations and orders administered by the relevant authorities in other applicable jurisdictions.

“EDGAR” has the meaning set forth in Section 4.6(a).

“Effect” has the meaning set forth in the definition of Company Material Adverse Effect.

“Effective Time” has the meaning set forth in Section 2.1(b).

“Encumber” has the meaning set forth in the definition of “Encumbrances.”

“Encumbrances” means liens, pledges, charges, defects in title, rights of way, encumbrances, hypothecations, mortgages, deeds of trust, licenses, options, easements, encroachments, rights of first officer or first refusal or security interests (any action of correlative meaning, to “Encumber”).

“Environmental Laws” means all Laws relating to: (i) the protection, investigation or restoration of the environment or natural resources, including the abandonment and decommissioning of facilities used in the conduct of the Company’s and each of its Subsidiaries’ business (and any required funding or security with respect to such abandonment and decommissioning), (ii) the handling, storage, disposal, transport, Release or threatened Release of any Hazardous Substance or (iii) noise, odor, indoor air, pollution, contamination or any injury to persons or property resulting from exposure to Hazardous Substances.

“Equity Commitment Letters” has the meaning set forth in the recitals.

“Equity Financing” has the meaning set forth the recitals.

“Equity Investors” means Bain Capital Fund XIII, L.P., Bain Capital Fund (Lux) XIII, SCSp, Reverence Capital Partners Opportunities Fund V (PE Fund III), L.P., Reverence Capital Partners Opportunities Fund V-A (PE Fund III), L.P., Reverence Capital Partners Opportunities Fund V (AI) (PE Fund III), L.P., Reverence Capital Partners Opportunities Fund V (FOO) (PE Fund III), L.P., Templeton Worldwide, Inc., State Street Corporation and Norwest Venture Partners XVII, LP.

“ERISA” means the United States Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that would, at the relevant time, be considered a single employer with the Company or any of its Subsidiaries under Section 414 of the Code or Section 4001 of ERISA.

“ERISA Mandate” has the meaning set forth in Section 4.15(k).

“Exchange Act” means the United States Securities Exchange Act of 1934.

“Exchange Fund” has the meaning set forth in Section 3.1.

“Excluded Benefits” has the meaning set forth in Section 6.2(a).

“Excluded Shares” has the meaning set forth in Section 2.5(c).

“Financial Advisor” has the meaning set forth in Section 4.23.

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“Financing” has the meaning set forth in the recitals.

“Financing Commitment Letters” has the meaning set forth in the recitals.

“Financing Sources” means the Persons that have committed to provide or arrange the Capital Financing in connection with the Transactions, including the parties to any commitment letters (including the Financing Commitment Letters), engagement letters, joinder agreements, indentures or credit agreements entered into pursuant thereto or relating thereto, together with their respective Affiliates, and such Persons’ and their respective Affiliates’ respective officers, directors, employees, attorneys, agents and representatives and their respective successors and permitted assigns.

“FINRA” means the Financial Industry Regulatory Authority and any successor SRO.

“FINRA Approval” has the meaning set forth in Section 9.2(g).

“Fund” means any Public Fund or Private Fund.

“GAAP” means United States generally accepted accounting principles, as in effect from time to time.

“Governmental Entity” means any court, tribunal governmental, regulatory, self-regulatory, or administrative entity, body, department, board, instrumentality, agency or commission, arbitrator or mediator, arbitral panel or other governmental authority or instrumentality, domestic or foreign or stock exchange, including any SRO.

“group” has the meaning ascribed to such term in Section 13(d) of the Exchange Act.

“Guarantor” means Bain Capital Fund XIII, L.P., Bain Capital Fund (Lux) XIII, SCSp, Reverence Capital Partners Opportunities Fund V (PE Fund III), L.P., Reverence Capital Partners Opportunities Fund V-A (PE Fund III), L.P., Reverence Capital Partners Opportunities Fund V (AI) (PE Fund III), L.P., Reverence Capital Partners Opportunities Fund V (FOO) (PE Fund III), Templeton Worldwide, Inc., State Street Corporation and Norwest Venture Partners XVII, LP.

“Hazardous Substance” means (i) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, that is defined, designated, identified or classified as a hazardous waste, hazardous substance, hazardous material, pollutant, contaminant or toxic substance under, or for which liability or standards of care are imposed by, any Environmental Law and (ii) any petroleum, petroleum distillate or petroleum-derived products, radon, radioactive material or wastes, per- and polyfluoroalkyl substances, asbestos or asbestos-containing materials, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

“HSR Act” has the meaning set forth in Section 4.3.

“Indebtedness” of any Person means, without duplication: (i) indebtedness created, issued or incurred by such Person for borrowed money or payment obligations issued or incurred by such Person in substitution or exchange for payment obligations for borrowed money; (ii) obligations evidenced by notes, bonds, debentures or other similar Contracts, (iii) obligations of such Person in respect of “earn-out” or deferred purchase or acquisition price for any property of such Person (excluding trade payables incurred in the ordinary course of business consistent with past practice); (iv) reimbursement obligations of such Person in respect of drawn letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (v) obligations of such Person under a lease to the extent such obligations are required to be classified and accounted for as a finance lease on a balance sheet of such Person under GAAP; (vi) indebtedness incurred under the Revolving Credit Facility, (vi) the Convertible Notes, (vii) obligations under Contracts

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relating to interest rate protection, swap agreements, collar agreements and other hedging arrangements and (viii) indebtedness of others as described in clauses (i) through (viii) above guaranteed by such Person or any “keep well” or other agreement to maintain any financial statement condition of another Person; provided, however, that Indebtedness does not include (x) accounts payable or accrued expenses arising in the ordinary course of business consistent with past practice, in each case, that are not yet due and payable, or are being disputed in good faith and (y) liabilities or obligations solely between the Company and any wholly-owned Subsidiary of the Company or solely between wholly-owned Subsidiaries of the Company.

“Indemnified Liabilities” has the meaning set forth in Section 7.1(a).

“Indemnified Persons” has the meaning set forth in Section 7.1(a).

“Intellectual Property” means all rights, title, and interests in and to all intellectual property and other similar intangible rights of every kind and nature however denominated in any jurisdiction, whether registered or unregistered, including in and to: (i) any invention disclosures, patents (including all reissues, divisions, continuations, continuations-in-part and extensions thereof) and patent applications; (ii) any trademarks, service marks, trade names, business names, brand names, logos, trade dress, and other indicia of source or origin, and all applications and registrations for any of the foregoing, including any and all goodwill associated therewith; (iii) any works of authorship, copyrights, copyright registrations and copyright applications; (iv) any Software, database rights and any other rights in Software and other technology; (v) any social media accounts and handles and internet domain names; (vi) any trade secrets, know-how and confidential information and all other proprietary information that derives independent economic value from not being generally known to the public (the items described in this clause (vi), collectively, “Trade Secrets”); (vii) any rights of privacy and publicity and moral rights; and (viii) any rights arising under Law or Contract relating to any of the foregoing.

“Intermediary” means each investment adviser, bank, broker-dealer, insurance company, retirement plan sponsor, retirement account recordkeeper or similar business with which an Adviser Subsidiary has entered into a Non-Public Fund Advisory Contract.

“Intermediary Client” means a Non-Public Fund Advisory Contract Client to which any Adviser Subsidiary provides investment advisory services pursuant to a Tri-Party Advisory Contract. For the avoidance of doubt, the term “Intermediary Client” does not mean an investor in a Non-Public Fund in its capacity as an investor.

“Intermediary Advisory Contract” means a Non-Public Fund Advisory Contract between an Adviser Subsidiary and an Intermediary, other than an Intermediary Client.

“Intervening Event” has the meaning set forth in Section 8.4(f)(ii).

“Investment Company Act” means the Investment Company Act of 1940 and the rules thereunder.

“IRS” means the United States Internal Revenue Service or any successor agency.

“knowledge” means the actual knowledge of the knowledge individuals described in the immediately following sentence, after reasonable inquiry of their respective direct reports. For purposes of this definition, the term “knowledge individuals” means (i) in the case of the Company, the individuals listed in Section 1.1 of the Company Disclosure Schedules and (ii) in the case of Parent, the individuals listed in Section 1.1(a) of the Parent Disclosure Schedules.

“Law” means any federal, national, state, municipal, provincial, local, foreign or multinational law, rule, regulation, statute, ordinance, code, judgment, order, decree, treaty, convention, governmental directive or other legally enforceable requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity, including common law.

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“Legacy Plans” has the meaning set forth in Section 6.2(b).

“Limited Guarantees” has the meaning set forth in the recitals.

“Material Contract” has the meaning set forth in Section 4.18(b).

“Merger” has the meaning set forth in the recitals.

“Merger Consideration” has the meaning set forth in Section 2.5(a)(i).

“Merger Sub” has the meaning set forth in the preamble.

“Merger Sub Board” has the meaning set forth in the recitals.

“Merger Sub Shareholder Approval” has the meaning set forth in Section 7.2(b).

“New Plans” has the meaning set forth in Section 6.2(b).

“Non-Public Fund Advisory Contract” means an Advisory Contract that is with a Non-Public Fund Advisory Contract Client.

“Non-Public Fund Advisory Contract Client” means an Advisory Contract Client that is not a Public Fund.

“Non-U.S. Plan” means a Company Benefit Plan that is sponsored or maintained primarily for the benefit of current or former managers, directors, officers, employees, or other individual independent contractors outside of the United States.

“Notice Period” has the meaning set forth in Section 8.4(f)(i)(C).

“NYSE” means the New York Stock Exchange.

“Open Source Software” means any Software or other components or materials that are distributed as “free software” or “open source software” (as such terms are commonly understood in the software industry), including software code or other materials that are licensed under a Creative Commons License, open database license, the Mozilla Public License, the GNU General Public License, GNU Lesser General Public License, Common Public License, Apache License, BSD License, or MIT License and all other licenses identified by the Open Source Initiative as “open source licenses”.

“Order” means any judgment, temporary restraining order, preliminary or permanent injunction or other order, decree, writ or ruling by or with any Governmental Entity.

“Organizational Documents” means the certificate or articles of incorporation, bylaws, memorandum of association, certificate or articles of association, limited partnership agreement, declaration of trust, operating agreement or equivalent governing document of a Person, as applicable, as amended and in effect on the date of the Agreement.

“other Party” means (i) when used with respect to the Company, Parent and Merger Sub and (ii) when used with respect to Parent or Merger Sub, the Company.

“Other Required Company Filing” has the meaning set forth in Section 8.2(b).

“Outside Date” has the meaning set forth in Section 10.1(b)(ii).

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“Owned Real Property” has the meaning set forth in Section 4.17(a).

“Parent” has the meaning set forth in the preamble.

“Parent Board” has the meaning set forth in the recitals.

“Parent Disclosure Schedules” has the meaning set forth in the introductory paragraph to Article V.

“Parent Material Adverse Effect” means any Effect that would or would reasonably be expected to, individually or in the aggregate, prevent or materially delay Parent’s or Merger Sub’s ability to consummate the Transactions on or before the Outside Date.

“Parent Related Parties” has the meaning set forth in Section 10.3(f).

“Parent Terminable Breach” has the meaning set forth in Section 10.1(d)(ii).

“Parent Termination Fee” means $220,000,000.

“Party” and “Parties” have the respective meanings set forth in the preamble.

“Paying Agent” has the meaning set forth in Section 3.1.

“Payoff Amount” has the meaning set forth in Section 6.3(f).

“Permit” means any permit, license, certificate, approval, certification, accreditations, variation, exemption or waiver, order, consent, grant, franchise, permission, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of or required to be obtained from any Governmental Entity or pursuant to any Law.

“Permitted Encumbrances” means:

(a) statutory encumbrances for Taxes, assessments or other charges by Governmental Entities not yet due and payable or the amount or validity of which is being contested in good faith and by appropriate proceedings for which adequate reserves have been established in the balance sheet of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Documents;

(b) mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, and similar Encumbrances granted or that arise in the ordinary course of business consistent with past practice;

(c) Encumbrances securing payment, or any obligation, of the Company or any of its Subsidiaries with respect to outstanding Indebtedness so long as there is no default under such Indebtedness;

(d) Encumbrances granted in the ordinary course of business consistent with past practice in connection with the insurance or reinsurance business of the Company or any of its Subsidiaries on cash and cash equivalent instruments or other investments, including Encumbrances granted (i) in connection with (A) pledges of such instruments or investments to collateralize letters of credit delivered by the Company or any of its Subsidiaries, (B) the creation of trust funds for the benefit of ceding companies, (C) underwriting activities of the Company or any of its Subsidiaries, (D) deposit liabilities, (E) statutory deposits, (F) common-course securities lending, repurchase, reverse repurchase, and short-sale transactions and (G) premium trust funds and other funds held under trust in connection with conducting the business of the Company or any of its Subsidiaries and (ii) with respect to investment securities held in the name of a nominee, custodian, depository, clearinghouse, or other record owner;

(e) pledges or deposits by the Company or any of its Subsidiaries under workmen’s compensation Laws, unemployment insurance Laws, or similar legislation, or good faith deposits in connection with bids,

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tenders, Contracts, or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure surety or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business consistent with past practice;

(f) zoning, building codes, entitlement, and other land use and environmental regulations by any Governmental Entity;

(g) licenses of Intellectual Property granted to third parties by the Company or any of its Subsidiaries;

(h) easements, rights-of-way, encroachments, restrictions, conditions and other similar Encumbrances incurred or suffered in the ordinary course of business consistent with past practice and that, individually or in the aggregate, have not materially impaired, and would not be reasonably expected to materially impair, the use (or contemplated use), utility or value of the applicable real property or otherwise materially impair the present or contemplated business operations at such location;

(i) transfer restrictions imposed by Law;

(j) Encumbrances created by or through actions of Parent and any of its Affiliates;

(k) such other Encumbrances or imperfections that are not material in amount or do not materially detract from the value of or materially impair the existing use of the property or asset affected by such Encumbrance or imperfection;

(l) Encumbrances that affect the underlying fee interest of any Company Leases; and

(m) Encumbrances resulting from the Revolving Credit Facility.

“Person” means any individual, partnership, limited or unlimited liability company, corporation, joint stock company, trust, estate, joint venture, Governmental Entity, association or unincorporated organization, or any other form of business or professional entity.

“Personal Data” means any information that, alone or in combination with other information, can reasonably be used to identify, directly or indirectly, a natural person, including any information defined as “personal data”, “personally identifiable information”, “nonpublic personal information”, “payment card information” under any applicable Law.

“Preferred Equity Commitment Letter” has the meaning set forth in the recitals.

“Preferred Shares” means preferred shares, par value $0.005 per share, of the Company.

“Privacy Obligations” has the meaning set forth in Section 4.19(i).

“Private Fund” means each vehicle for individual or collective investment (in whatever form of organization, including the form of a corporation, company, limited liability company, partnership, association, trust or other entity, and including each separate portfolio or series of any of the foregoing) (i) that is not registered or required to be registered with the SEC as an investment company under the Investment Company Act and (ii) for which an Adviser Subsidiary acts as the sponsor, general partner, managing member, trustee, investment manager, investment advisor, sub-advisor or in a similar capacity.

“Proceeding” means any claim (including a claim of a violation of applicable Law or Environmental Law), cause of action, action, audit, demand, litigation, suit, proceeding, complaint, notice of assessment, charge, investigation, examination, inquiry, hearing, arbitration, mediation or other proceeding at law or in equity, in each case whether civil, criminal, administrative, investigative or otherwise, whether in contract, in tort or otherwise, and regardless of whether such claim, cause of action, action, audit, demand, litigation, suit, proceeding, complaint, notice of assessment, charge, investigation, inquiry, hearing, arbitration, mediation or other proceeding results in a formal civil or criminal litigation or regulatory action.

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“Process” or “Processing” means the collection, access, acquisition, compilation, storage, use, disclosure, processing, safeguarding, security, disposal, destruction, sharing, transfer or other action involving information.

“Program Agreement” means a Contract under which the Company or an Adviser Subsidiary contracts with a model provider or sub-manager, as described in the Adviser Subsidiaries’ Form ADVs.

“Prohibited Financing Amendments” has the meaning set forth in Section 8.9(a).

“Proxy Statement” means the proxy statement filed by the Company with the SEC in connection with the Company Shareholder Approval, including any amendments and supplements thereto.

“Public Fund” means each vehicle for collective investment (in whatever form of organization, including the form of a corporation, company, limited liability company, partnership, association, trust or other entity, and including each separate portfolio or series of any of the foregoing) (i) that is registered with the SEC as an investment company under the Investment Company Act (including any business development company regulated as such under the Investment Company Act), and (ii) for which an Adviser Subsidiary acts as the sponsor, general partner, managing member, trustee, investment manager, investment adviser, sub-adviser, or in a similar capacity.

“Public Fund Board” has the meaning set forth in Section 6.6(a).

“QPAM Exemption” has the meaning set forth in Section 4.15(k).

“Regulatory Documents” has the meaning set forth in Section 4.15(j).

“Release” means any release, spill, emission, leaking, pumping, pouring, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Substances into or through the indoor or outdoor environment, including the movement of Hazardous Substances through or in the air, soil, surface water, or groundwater.

“Replacement Equity Financing” has the meaning set forth in Section 8.9(a).

“Representatives” means, with respect to any Person, its respective Subsidiaries and its and their respective officers, directors, employees, accountants, consultants, agents, legal counsel, financial advisors and other advisors or representatives of such Person.

“Required Consents” has the meaning set forth in Section 8.1(a).

“Required Funding Amount” has the meaning set forth in Section 5.8.

“Revolving Credit Facility” means that certain Third Amended and Restated Credit Agreement, dated February 4, 2022, by and between the Company, the Guarantors party thereto, the Administrative Agent and the lenders party thereto (as the same may be amended, modified or otherwise supplemented from time to time).

“Rollover” has the meaning set forth in the Support and Rollover Agreements.

“Rollover Shares” has the meaning set forth in the Support and Rollover Agreements.

“Rollover Stockholders” means Blackhawk Investment Holding, LLC and FMR LLC.

“Sanctions Target” means: (i) any country or territory that is the target of country-wide or territory-wide Economic Sanctions/Trade Laws, including, as of the date of this Agreement, Iran, Cuba, Syria, the Crimea

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region of Ukraine, the so-called Donetsk People’s Republic, the disputed territories of Kherson and Zaporizhzhia and North Korea; (ii) a Person that is on the list of Specially Designated Nationals and Blocked Persons or any of the other sanctions persons lists published by the United States Treasury Department Office of Foreign Assets Controls, or any equivalent list of sanctioned Persons issued by the United States Department of State; (iii) a Person that is located in or organized under the Laws of a country or territory that is identified as the subject of country-wide or territory-wide Economic Sanctions/Trade Laws; or (iv) an entity owned 50% or more or controlled by a country or territory identified in clause (i) or person in clause (ii) above.

“Sarbanes-Oxley Act” has the meaning set forth in Section 4.6(a).

“SEC” means the United States Securities and Exchange Commission.

“SEC Clearance Date” has the meaning set forth in Section 8.2(e).

“Securities Act” means the United States Securities Act of 1933.

“Security Breach” has the meaning set forth in Section 4.19(g).

“Software” means computer software programs and databases, including all source code, object code, firmware, specifications, designs and documentation therefor.

“SRO” means (i) any “self-regulatory organization in the securities or futures industry” as defined in Section 3(a)(26) of the Exchange Act, (ii) any other U.S. or foreign securities exchange, futures exchange, commodities exchange or contract market and (iii) any other exchange or corporation or self-regulatory body or organization created or empowered by statute, rule, regulation or at the direction of any governmental authority, including, without limitation, FINRA and the NFA.

“Subject Courts” has the meaning set forth in Section 11.11.

“Subject Indebtedness” has the meaning set forth in Section 6.3(f).

“Subsidiary” means, with respect to a Person, any Person, whether incorporated or unincorporated, of which at least one of the following is directly or indirectly owned or controlled by the subject Person or by one or more of its respective Subsidiaries: (i) at least 50% of the securities or ownership interests having by their terms common voting power (or any other form of voting or controlling equity interest in the case of a Person that is not a corporation) to elect a majority of the board of directors or other Persons performing similar functions, (ii) a general partner interest or (iii) a managing member interest.

“Superior Proposal” means any bona fide written Acquisition Proposal that the Company Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) (i) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financing aspects and terms and conditions of the proposal (including certainty of closing, the identity of the Person making the proposal and any termination or break-up fees and conditions to consummation), that the Company Board deems relevant, and (ii) if consummated, would be more favorable, from a financial point of view, to the holders of Common Shares (in their capacity as such) than the Merger (taking into account any revisions to this Agreement made or proposed in writing by Parent prior to the time of such determination). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “15%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

“Support and Rollover Agreements” has the meaning set forth in the preamble.

“Surviving Company” has the meaning set forth in Section 2.1(a).

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“Systems” means all networks, servers, switches, endpoints, Software, platforms, electronics, websites, storage, firmware, hardware, and related information technology, and all electronic connections between them, that are owned, operated or used by the Company or any of its Subsidiaries in the conduct of business, including in connection with their products or services.

“Takeover Law” means any “fair price,” “moratorium,” “control share acquisition” or any other antitakeover statute or similar statute enacted under applicable Law.

“Tax” or “Taxes” means any and all United States federal, state, local or non-United States taxes, charges, fees, duties, contributions, levies, imposts or other similar assessments or liabilities, however denominated, including income, gross receipts, value added, activity, capital, capital stock, capital gains, inventory, sales, use, ad valorem, goods and services, net worth, custom duties, transfer, franchise, profits, premium, license, environmental, registration, withholding, payroll, employment, unemployment, workers compensation, social security (or similar), disability, excise, penalty, estimated, windfall, alternative or add-on minimum, severance, stamp, occupation, real property, personal property or other taxes of any kind whatsoever that are in the nature of a Tax, including any interest, penalties or additions to Tax and additional amounts imposed with respect thereto, whether disputed or not.

“Tax Authority” means any Governmental Entity responsible for the assessment, collection, imposition or administration of any Tax.

“Tax Returns” means any return, declaration, report, claim for refund, information return, statement or similar filing relating to Taxes, including any schedule or attachment thereto, or any amendment thereof.

“Trade Secret” has the meaning set forth in the definition of Intellectual Property.

“Training Data” means training data, validation data, and test data or databases used to train or improve an algorithm or otherwise used in AI Technologies.

“Transaction Litigation” has the meaning set forth in Section 8.8.

“Transactions” means (i) the execution and delivery of this Agreement and the Ancillary Agreements, (ii) the Merger, (iii) the Rollover and (iv) the other transactions contemplated by this Agreement and the Ancillary Agreements.

“Tri-Party Advisory Contract” means a Non-Public Fund Advisory Contract pursuant to which an Intermediary and an Adviser Subsidiary each provides investment advisory services to an Intermediary Client.

“Trustee” has the meaning set forth in the applicable Convertible Notes Indentures.

“Type 1 Advisory Contract Client” has the meaning set forth in Section 6.6(b) of the Company Disclosure Schedules.

“Type 2 Advisory Contract Client” has the meaning set forth in Section 6.6(b) of the Company Disclosure Schedules.

“Union” has the meaning set forth in Section 4.14(k).

“Willful and Material Breach” means, with respect to any Party, a material breach by such Party of any obligation, covenant or agreement hereunder that is a consequence of an act undertaken by such Party (or the failure by such Party to take an act it is required to take hereunder) with knowledge that the taking of (or failure to take) such act would, or would reasonably be expected to, cause a breach of this Agreement.

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EXHIBIT B

Certificate of Incorporation

SIXTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ENVESTNET, INC.

1. The name of this corporation is Envestnet, Inc. (the “Corporation”).

2. The registered office of the Corporation in the State of Delaware is located at 4001 Kennett Pike, Suite 302, in the City of Wilmington, County of New Castle 19807. The name of its registered agent at such address is Maples Fiduciary Services (Delaware) Inc.

3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

4. The total number of shares of stock that the Corporation shall have authority to issue is one thousand (1,000) shares of Common Stock, $0.001 par value per share. Each share of Common Stock shall be entitled to one vote.

5. Except as otherwise provided in the provisions establishing a class of stock, the number of authorized shares of any class or series of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the corporation entitled to vote irrespective of the provisions of Section 242(b)(2) of the DGCL.

6. The business and affairs of the Corporation shall be managed by or under the direction of the board of directors (the “Board of Directors”). The size of the Board of Directors shall be determined as set forth in the bylaws of the Corporation, as in effect from time to time (the “Bylaws”). The election of directors need not be by written ballot unless the Bylaws shall so require.

7. In furtherance and not in limitation of the power conferred upon the Board of Directors by law, the Board of Directors shall have power to make, adopt, alter, amend and repeal from time to time the Bylaws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal Bylaws made by the Board of Directors.

8. To the fullest extent permitted by law, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL or any other law of the State of Delaware is amended after approval by the stockholders of this paragraph to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any repeal or modification of the foregoing provisions of this paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of, or increase the liability of any director or officer of the Corporation with respect to any acts or omissions of such director or officer occurring prior to, such repeal or modification.

9.

A. Liability. A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, except for

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liability (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director or officer derived an improper personal benefit. If the DGCL is amended after approval by the stockholder of this Section 9 to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer, as applicable, shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

B. General Right to Indemnification and Advancement. Each person who is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified and advanced expenses by the Corporation, in accordance with the provisions of this Section 9, to the fullest extent authorized by law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereinafter in effect. The right to indemnification and advancement of expenses hereunder shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the certificate of incorporation or bylaws of the Corporation, agreement, vote of stockholders or disinterested directors or otherwise.

C. General. The Corporation shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, have reasonable cause to believe that his conduct was unlawful.

D. Actions by or in the Right of the Corporation. The Corporation shall indemnify to the fullest extent permitted by law any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture or trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

E. Indemnification Against Expenses. To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding

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referred to in Sections 9(C) and 9(D), or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

F. Board Determinations. Any indemnification under Sections 9(C) and 9(D) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 9(C) and 9(D). Such determination shall be made with respect to a person who is a director or officer at the time of such determination: (a) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum; (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; or (c) if there are no such disinterested directors, by the stockholders.

G. Advancement of Expenses. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized by law or in this section. Such expenses incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

H. Nonexclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall not be deemed exclusive of any other rights to which any director or officer of the Corporation seeking indemnification or advancement of expenses may be entitled under any other by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

I. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the General Corporation Law of the State of Delaware, the certificate of incorporation or this Section 9.

J. Certain Definitions. For purposes of this Section 9: (a) references to “the Corporation” shall include, in addition to the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the corporation” shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation.”

K. Change in Governing Law. In the event of any amendment or addition to Section 145 of the General Corporation Law of the State of Delaware or the addition of any other section to such law which shall limit

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indemnification rights thereunder, the Corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Delaware, indemnify to the fullest extent authorized or permitted hereunder, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

L. Repeal or Modification of Indemnification. Any amendment, repeal or modification of this Section 9 shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification.

10. To the maximum extent permitted from time to time under the law of the State of Delaware, the Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to its directors or stockholders. No amendment or repeal of this paragraph shall apply to or have any effect on the liability or alleged liability of any officer, director or stockholder of the Corporation for or with respect to any opportunities of which such director or stockholder becomes aware prior to such amendment or repeal. To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this paragraph. As used herein, “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust association or any other entity.

11. The books of the Corporation may (subject to any statutory requirements) be kept outside the State of Delaware as may be designated by the Board of Directors or in the Bylaws of the Corporation.

12. If at any time the Corporation shall have a class of stock registered pursuant to the provisions of the Securities Exchange Act of 1934, for so long as such class is so registered, any action by the stockholders of such class must be taken at an annual or special meeting of stockholders and may not be taken by written consent.

13. The Corporation hereby elects not be governed by Section 203 of the DGCL.

[Remainder of Page Intentionally Left Blank]

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EXHIBIT C

Form of Support and Rollover Agreement

[Omitted.]

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Annex B

Execution Version

July 11, 2024

Board of Directors

Envestnet, Inc.

1000 Chesterbrook Blvd, Suite 250

Berwyn, PA 19312

Members of the Board:

We understand that Envestnet, Inc. (the “Company”), BCPE Pequod Buyer, Inc. (the “Parent”) and BCPE Pequod Merger Sub, Inc., a wholly owned subsidiary of the Parent (“Merger Sub”), propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated July 11, 2024 (the “Merger Agreement”), which provides, among other things, for the merger (the “Merger”) of Merger Sub with and into the Company. Pursuant to the Merger, the Company will become a wholly owned subsidiary of the Parent, and each outstanding share of common stock, par value $0.005 per share, of the Company (the “Common Stock”), other than (i) shares held in treasury of the Company, (ii) shares held by the Parent (or any of its affiliates), Merger Sub or the Company or any direct or indirect wholly owned subsidiaries of the Parent (or any of its affiliates), Merger Sub or the Company, (iii) the Rollover Shares (as defined in the Merger Agreement) or (iv) shares as to which dissenters’ rights have been perfected (clauses (i) – (iv), collectively, the “Excluded Shares”), will be converted into the right to receive $63.15 per share in cash without interest (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

You have asked for our opinion as to whether the Consideration to be received by the holders of shares of the Common Stock (other than the holders of the Excluded Shares or holders who are Parent Financing Sources (as defined below) or their affiliates) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Common Stock.

For purposes of the opinion set forth herein, we have:

1)	Reviewed certain publicly available financial statements and other business and financial information of the Company;

2)	Reviewed certain internal financial statements and other financial and operating data concerning the Company;

3)	Reviewed certain financial projections prepared by the management of the Company;

4)	Reviewed certain financial projections with respect to the Company that were derived from a consensus of selected Wall Street equity research financial forecasts (the “Street Projections”);

5)	Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

6)	Reviewed the reported prices and trading activity for the Common Stock;

7)

Compared the financial performance of the Company and the prices and trading activity of the Common Stock with that of certain other publicly-traded companies comparable with the Company and its securities;

8)	Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

9)	Participated in certain discussions and negotiations among representatives of the Company and the Parent and its financial advisor;

10)	Reviewed the Merger Agreement;

11)

Reviewed the draft equity commitment letter from the equity financing sources to the Parent, substantially in the form of the draft dated July 11, 2024, the draft commitment letter from certain lenders substantially in the form of the draft dated July 11, 2024, and the draft preferred equity commitment letters from the preferred equity financing sources to the Parent substantially in the form of the drafts dated July 11, 2024 (collectively, the “Commitment Letters”); and

12)	Performed such other analyses and reviewed such other information and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company, and formed a substantial basis for this opinion. With respect to the financial projections prepared by the management of the Company, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company and are a reasonable basis upon which to evaluate the business and financial prospects of the Company. With respect to the Street Projections, at your direction, we have assumed that they are reasonable bases upon which to evaluate the business and financial prospects of the Company. We express no view as to the financial projections prepared by the management of the Company or the Street Projections or the assumptions on which they were based. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the Parent will obtain financing in accordance with the terms set forth in the Commitment Letters and such financing is sufficient to consummate the Merger on the terms contemplated in the Merger Agreement, and that the definitive Merger Agreement and the Commitment Letters will not differ in any material respect from the drafts thereof furnished to us. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, divestitures, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We are not legal, tax, or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. We have not made any assessment of the status of any outstanding litigation involving the Company and have excluded the effects of any such litigation in our analysis, and our analysis does not include any liability associated therewith. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Consideration to be received by the holders of shares of the Common Stock in the transaction. We do not express any view on, and this opinion does not address, any other term or aspect of the Merger Agreement or the transactions contemplated thereby or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection therewith. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. This opinion does not address the relative merits of the transactions contemplated by the Merger Agreement as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to enter into the Merger Agreement or proceed with any other transaction contemplated by the Merger Agreement. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services, a significant portion of which is contingent upon the closing of the Merger, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. In addition, we will receive a fee upon the rendering of this financial opinion. In the two years prior to the date hereof, we have provided financial advisory and financing services for the Company and have received fees in connection with such services. In the two years prior to the date hereof, we have not provided any financial advisory or financing services for the Parent or Merger Sub. In the two years prior to the date hereof, we have (i) provided financial advisory and financing services and have been engaged for certain financial advisory services for Bain Capital, LP (which we understand is the ultimate controlling equity owner of the Parent) and certain of its majority-owned affiliates (collectively, the “Bain Related Entities), (ii) provided financial advisory and financing services for BlackRock, Inc. (which we understand is a Rollover Stockholder (as defined in the Merger Agreement)) and certain of its majority- owned affiliates, FMR LLC (which we understand is a Rollover Stockholder) and Franklin Resources Inc. (which we understand is a co-investor in this transaction), (iii) provided financing services and have been engaged for a financing assignment for Ares Capital Management LLC (which we understand is a provider of preferred stock financing to the Parent in this transaction) and certain of its majority-owned affiliates, and (iv) provided financing services for State Street Corporation (which we understand is a co-investor in this transaction), Norwest Venture Partners (which we understand is a co-investor in this transaction) and certain of its majority-owned affiliates and Reverence Capital Partners (which we understand is a co-investor in this transaction) and certain of its majority-owned affiliates (the Bain Related Entities, together with the other foregoing entities described in clauses (ii) – (iv), the “Parent Financing Sources”), and have received, and may receive, fees in connection with such services. In addition, Morgan Stanley is a counterparty to the Company with respect to a capped call transaction entered into by the Company in connection with the Company’s issuance of its convertible notes due 2027. The consummation of the Merger may result in the unwind of such derivative transaction and the Company or Morgan Stanley may be entitled to receive a net payment, in an amount to be calculated at the time of closing of the Merger. Morgan Stanley may also seek to provide financial advisory and financing services to the Parent, the Company, the Bain Related Entities, the other Parent Financing Sources and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Parent, the Company, the Bain Related Entities, the other Parent Financing Sources or their respective affiliates or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument. In addition, Morgan Stanley, its affiliates, directors or officers, including individuals working with the Company in connection with the Merger, may have committed and may commit in the future to invest in private equity funds managed by the Bain Related Entities, the other Parent Financing Sources or their respective affiliates, or in affiliates of Morgan Stanley that may hold direct equity and/or partnership interests in private equity funds managed by the Bain Related Entities, the other Parent Financing Sources or their respective affiliates.

This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. In addition, Morgan Stanley expresses no opinion or recommendation as to how the shareholders of the Company should vote at the shareholders’ meeting to be held in connection with the Merger.

Based on and subject to the foregoing, we are of the opinion on the date hereof that the Consideration to be received by the holders of shares of the Common Stock (other than the holders of the Excluded Shares or holders who are Parent Financing Sources or their affiliates) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Common Stock.

[REMAINDER OF PAGE LEFT BLANK]

Very truly yours,

MORGAN STANLEY & CO. LLC

By:	/s/ Lily Mahdavi
Name: Lily Mahdavi
Title: Managing Director

[SIGNATURE PAGE TO PROJECT LIGHT FAIRNESS OPINION]

Annex C

Execution Version

Support and Rollover Agreement

This Support and Rollover Agreement (this “Agreement”), dated as of July 11, 2024, is entered into by and among the undersigned stockholder of the Company (the “Shareholder”), Envestnet, Inc., a Delaware corporation (the “Company”), BCPE Pequod Buyer, Inc., a Delaware corporation (“Parent”), BCPE Pequod Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and BCPE Pequod Topco, LP, a Delaware limited partnership (“TopCo LP”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Parent and (iii) Merger Sub will enter into an Agreement and Plan of Merger (as may be amended, restated or otherwise modified from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”), with the Company being the surviving company in the Merger such that it will be a wholly owned subsidiary of Parent;

WHEREAS, as of the date hereof, the Shareholder is the record holder or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of Common Shares, par value $0.005 per share, of the Company;

WHEREAS, pursuant to the terms and conditions set forth herein, prior to the Closing, the Shareholder is to contribute the number of Common Shares of the Company set forth opposite the Shareholder’s name on Exhibit A hereto under the heading “Rollover Shares” (the “Rollover Shares”) to TopCo LP in exchange for certain non-voting equity interests in TopCo LP having an aggregate value equal to the amount listed under the heading “Rollover Amount” corresponding with the Shareholder as set forth on Exhibit A hereto (such amount, the “Rollover Amount” and such contribution and exchange, the “Rollover”); and

WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement and concurrently with the execution and delivery of the Merger Agreement, Parent has required that the Shareholder, and the Shareholder has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Agreement to Vote the Rollover Shares.

1.1. Beginning on the date hereof until the Termination Date (as defined below) , at every meeting of the shareholders of the Company, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement is sought, the Shareholder agrees to, and if applicable, to cause its Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Rollover Shares as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Merger, (ii) the approval of any proposal to adjourn or postpone any Company Shareholders Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 8.2 of the Merger Agreement and (iii) the approval of any other proposal considered and voted upon by the stockholders of the Company at any Company Shareholders Meeting necessary for the consummation of the Merger and the transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in Sections 9.1 or 9.2 of the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal and (iii) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Merger or any of the Transactions (clauses (a) and (b) collectively, the “Supported Matters”). The Shareholder agrees to, and agrees to cause its applicable Affiliates to, be present, in person or by proxy, at every meeting of the stockholders of the Company, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Rollover Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Rollover Shares to be counted as present thereat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, the Shareholder does not have any obligation to vote the Rollover Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), the Shareholder shall be entitled to vote the Rollover Shares in its sole discretion.

1.2. For the avoidance of doubt, equity securities of the Company held by Advisory Subsidiaries (as defined in the Schedule 13D filed by BlackRock, Inc. on May 21, 2021 that relates to the Common Shares of the Company) of BlackRock, Inc. in their capacity as investment advisers to client accounts (including any additional equity securities of the Company acquired by Advisory Subsidiaries after the date hereof) shall not be subject to the terms and conditions set forth in this Agreement.

2. Rollover.

2.1. Upon the terms and conditions set forth in this Agreement, immediately prior to, and subject to and conditioned upon, the Closing, the Shareholder shall contribute to TopCo LP the Rollover Shares, free and clear of all Liens other than restrictions imposed by applicable securities Laws, and TopCo LP shall accept such contribution in exchange for the issuance by TopCo LP to the Shareholder of non-voting equity interests in TopCo LP (the “TopCo Units”) having an aggregate value equal to the Shareholder’s Rollover Amount, at a price per share in respect of each Rollover Share equal to the Merger Consideration. The Shareholder shall not, under any circumstances, be obligated to contribute to, purchase equity or debt of, or otherwise provide funds to Parent or Merger Sub in any amount in excess of the aggregate Rollover Amount; provided, however, that in no event shall the Shareholder receive a number of TopCo Units that would result in the Shareholder indirectly holding in excess of 4.9% of the equity interests in the Company at the Closing (and the number of Rollover Shares shall be automatically decreased as necessary to give effect to the foregoing limit). Other than the Rollover Shares, all equity securities of the Company held by the Shareholder, including those that no longer constitute Rollover Shares pursuant to the automatic decrease contemplated by the prior sentence, shall be treated at the Effective Time and upon consummation of the Merger as set forth in the Merger Agreement.

2.2. In connection with the consummation of the transactions contemplated by this Agreement and the Merger Agreement, the Shareholder and TopCo LP agree to negotiate in good faith with respect to, and immediately prior to the Closing, the Shareholder shall become a party to, and become bound by the terms of, the limited partnership agreement of TopCo LP (as such agreement may be amended, restated or otherwise modified from time to time, the “TopCo LPA”), by executing a counterpart or joinder to such agreement. For the avoidance of doubt, neither the parties’ agreement upon, nor their entry into, the TopCo LPA prior to the Closing shall be a condition precedent to any party’s obligation to consummate the Rollover in accordance herewith or to otherwise perform any obligations hereunder.

2.3. Conditions to Rollover. The obligations of the Shareholder to consummate the Rollover is subject to the satisfaction (or waiver by the Shareholder in writing) of the following conditions:

(a) (i) The execution and delivery of the Merger Agreement by the parties thereto, (ii) the satisfaction or valid waiver of each of the conditions to effect the Closing set forth in Section 9.1 and Section 9.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the fulfillment or valid waiver of those conditions at the Closing), (iii) the receipt by Parent in full of the Debt Financing (or, if Alternative Financing is being used in accordance with Section 8.9 of the Merger Agreement, the Financing to be made available pursuant to the commitments with respect thereto) in accordance with the terms thereof upon the funding of the Equity Financing at the Closing, (iv) the substantially contemporaneous funding of the Equity Financing by Parent and (v) the substantially contemporaneous consummation of the Merger in accordance with the terms of the Merger Agreement.

(b) There shall not be any (i) Order restraining, enjoining or otherwise preventing the consummation of the Rollover issued by any Governmental Entity having jurisdiction over any party hereto that remains in effect, or (ii) Law promulgated, enacted, issued or deemed applicable to the Rollover by any Governmental Entity having jurisdiction over any party hereto that prohibits or makes illegal the consummation of the Rollover that remains in effect.

2.4. Tax Treatment. The parties hereto agree that, for U.S. federal (and applicable state and local) income tax purposes, the Rollover is intended to be treated as a transaction described in Section 721 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder (the “Intended Tax Treatment”). Each party hereto shall prepare and file (and shall cooperate in the preparation and filing of, as reasonably requested) all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required pursuant to a final “determination” within the meaning of Section 1313(a)(1) of the Code but without regard to any appeal procedures from a judgment of an applicable court.

2.5. Tax Information. Within ninety (90) days following the Closing Date, the Shareholder shall provide to TopCo LP or its accountants the Shareholder’s estimated tax basis and holding period as of the Closing Date in its Rollover Shares and shall promptly provide updated information in respect thereof if the Shareholder determines that its actual tax basis or holding period is different than previously reported. In connection with the Rollover, the Shareholder shall deliver to TopCo LP a properly completed and timely executed IRS Form W-8 or W-9.

2.6. Withholding. Each applicable withholding agent shall be entitled to deduct or withhold from any amounts owing from such Persons to the Shareholder (including withholding equity interests in the case of issuances of equity by such Persons) for any federal, state, local or non-U.S. withholding taxes, excise taxes, or employment taxes imposed with respect to compensation or other payments to the Shareholder or the Shareholder’s ownership interest in the applicable Person, including, without limitation, equity issuances, wages, bonuses, distributions, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity; provided, that the Person intending to make any such deduction or withholding (other than compensatory withholding or withholding resulting from the failure of a Shareholder to provide the forms required under Section 2.5) shall reasonably cooperate with the Shareholder in determining whether any reductions or exemptions from withholding are available, including providing the Shareholder with a reasonable opportunity to provide such forms, certificates or other evidence to eliminate or reduce any such required deduction or withholding. To the extent any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Shareholder. The Shareholder shall provide TopCo LP with such additional tax-related information, certifications and documentation as TopCo LP may reasonably request in connection with satisfying any applicable withholding requirements.

2.7. Additional Rollover Matters. The parties hereto acknowledge and agree that Parent may, it its sole discretion, determine to modify the structure of the Rollover such that the Rollover Shares are contributed to an entity that is classified as a U.S. corporation for tax purposes (the “Corporate TopCo”) in exchange for interests in such entity having an aggregate value equal to the Rollover Amount, in which case, automatically and without further action by any party hereto, (i) all references to TopCo LP, TopCo LPA and TopCo Units shall be deemed to be references to the Corporate TopCo, the equivalent governing documents of such entity and the equivalent equity securities of such entity, respectively, and (ii) the reference to Section 721 of the Code in Section 2.4 above shall be deemed to be replaced with a reference to Section 351 of the Code.

3. Termination. This Agreement shall terminate automatically and without further action upon the earliest to occur of: (i) the consummation of the Closing (following the consummation of the Rollover), (ii) the valid termination of the Merger Agreement pursuant to its terms or (iii) the written consent of the Shareholder, Parent and the Company (such date, the “Termination Date”); provided, that the provisions set forth in Sections 11 through 24 shall survive the termination of this Agreement; provided, further, that Sections 2.4, 2.5 and 2.6 shall survive the termination of this Agreement in the event of a termination of this Agreement pursuant to the foregoing clause (i); and provided further, that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful Breach (as defined below) of this Agreement that may have occurred on or before such termination. For the purpose hereof, “Willful Breach” means a material breach of any obligation, covenant or agreement hereunder that is a consequence of an act undertaken by a party (or the failure by a party to take an act it is required to take hereunder) with knowledge that the taking of (or failure to take) such act would, or would reasonably be expected to, cause a breach of this Agreement.

4. Transfers. Beginning on the date hereof until the Termination Date, the Shareholder hereby covenants and agrees that the Shareholder shall not, and shall direct its Affiliates not to, directly or indirectly (i) tender any Rollover Shares into any tender or exchange offer, (ii) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber, or otherwise dispose of (collectively, “Transfer”) or enter into any Contract, option, understanding or other arrangement with respect to the Transfer of, any Rollover Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Rollover Shares into a voting trust or enter into a voting agreement with respect to any Rollover Shares that is inconsistent with this Agreement, (iv) enter into any hedge, swap or other transaction or Contract which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Rollover Shares, whether any such transaction is to be settled by delivery of Rollover Shares, in cash or otherwise or (v) commit or agree to take any of the foregoing actions. Notwithstanding the foregoing, nothing in this paragraph shall prohibit the Shareholder from Transferring any Rollover Shares to any Affiliate (other than an Advisory Subsidiary); provided that such Affiliate executes and delivers a joinder to be bound by the terms and conditions of this Agreement and such Common Shares remain Rollover Shares for all purposes under this Agreement. Any Transfer in violation of this Section 4 shall be void ab initio.

5. Proxy Statement.

(a) To the knowledge of the Shareholder, the information supplied by the Shareholder for inclusion or incorporation by reference in the Proxy Statement or any other filing Parent or the Company is required to make with the SEC in connection with the Merger will not, at the time that such information is provided, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(b) Parent and the Shareholder will each use its reasonable best efforts to furnish all information concerning such party and its Affiliates, as applicable, to the other parties that is reasonably necessary for the preparation and filing of the Proxy Statement, and provide such other assistance, as may be reasonably requested by such other party to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement and the resolution of any comments to either received from the SEC.

6. Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to the other parties hereto as follows:

6.1. Due Authority. The Shareholder is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation or incorporation. The Shareholder has all necessary power and authority to execute and deliver this Agreement and to perform its obligations, covenants and agreements hereunder and consummate the transactions contemplated hereby. The execution, delivery and performance by the Shareholder of this Agreement, and the consummation by the Shareholder of the transactions contemplated hereby, have been duly authorized and approved by its board of directors or applicable corporate body, and no other action (including any shareholder vote or other action) on the part of the Shareholder is necessary to authorize the execution, delivery and performance by the Shareholder of this Agreement and the consummation by the Shareholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Shareholder and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Shareholder, enforceable against it in accordance with its terms, except that such enforceability may be limited by and is subject to Creditors’ Rights.

6.2. No Conflict. The execution, delivery and performance by the Shareholder of this Agreement and the consummation by the Shareholder of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 6.1 and Section 6.3, (a) contravene or conflict with or constitute a violation of the Shareholder’s organizational documents, (b) contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to the Shareholder, (c) result in a breach of, require any consent under, constitute a default (or an event that with notice or the passage of time would become a default) under or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of the Shareholder or to a loss of any benefit to which the Shareholder is entitled under any provision of any agreement, contract or other instrument binding upon the Shareholder or any Permit or similar authorization held by the Shareholder, or (d) result in the creation or imposition of any Encumbrance (other than any Permitted Encumbrance) on any property or other asset of the Shareholder, except for such contraventions, conflicts or violations referred to in clause (b) or breaches, consents, defaults, rights of termination, cancellations, amendments or accelerations, losses or Encumbrances referred to in clause (c) or (d) that, individually or in the aggregate, have not prevented or materially delayed, and would not be reasonably expected to prevent or materially delay, the Shareholder’s ability to consummate the transactions contemplated hereby. The approval of the equityholders of the Shareholder is not required by applicable Law to effect the transactions contemplated hereby.

6.3. Consents. The execution, delivery and performance by the Shareholder of this Agreement and the consummation by the Shareholder of the transactions contemplated hereby require no action by or in respect of, or Consent of, any Governmental Entity to be requested or obtained by the Shareholder prior to the Closing, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” Laws, (b) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) that, individually or in the aggregate, have not prevented or materially delayed, and would not be reasonably expected to prevent or materially delay, the Shareholder’s ability to consummate the transactions contemplated hereby.

6.4. Ownership of the Rollover Shares. The Shareholder is, as of the date hereof, the record and beneficial owner of the Rollover Shares, all of which are free and clear of any Liens, other than those created by this Agreement, the Merger Agreement or arising under applicable securities Laws. The Shareholder has the full legal right, power and authority to deliver the Rollover Shares pursuant to Section 2. The Shareholder has the sole right to dispose of the Rollover Shares and none of the Rollover Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, the Shareholder has not entered into any agreement to Transfer any Rollover Shares and no person has a right to acquire any of the Rollover Shares held by the Shareholder.

6.5. Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of the Shareholder, threatened against the Shareholder that would reasonably be expected to prevent, materially or materially impair the ability of the Shareholder to perform its obligations under this Agreement.

6.6. Investment. The TopCo Units to be acquired by the Shareholder pursuant to this Agreement will be acquired for the Shareholder’s own account and not with a view to, or intention of, distribution thereof in violation of any applicable state securities laws. The Shareholder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC. The Shareholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the TopCo Units. The Shareholder is able to bear the economic risk of its investment in the TopCo Units for an indefinite period of time because the TopCo Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Shareholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the TopcCo Units and has had access to such other information concerning TopCo as the Shareholder has requested.

6.7. Finders Fees. No broker, investment bank, financial advisor or other Person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Shareholder.

7. Representations and Warranties of TopCo LP. TopCo LP hereby represents and warrants to the Shareholder as follows:

7.1. Due Authority. TopCo LP is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. TopCo LP has all necessary power and authority to execute and deliver this Agreement and to perform its obligations, covenants and agreements hereunder and consummate the transactions contemplated hereby. The execution, delivery and performance by TopCo LP of this Agreement, and the consummation by TopCo LP of the transactions contemplated hereby, have been duly authorized and approved by its board of directors or applicable corporate body, and no other action (including any shareholder vote or other action) on the part of TopCo LP is necessary to authorize the execution, delivery and performance by TopCo LP of this Agreement and the consummation by TopCo LP of the transactions contemplated hereby. This Agreement has been duly executed and delivered by TopCo LP and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of TopCo LP, enforceable against it in accordance with its terms, except that such enforceability may be limited by and is subject to Creditors’ Rights.

7.2. No Conflict. The execution, delivery and performance by TopCo LP of this Agreement and the consummation by TopCo LP of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 7.1 and Section 7.3, (a) contravene or conflict with or constitute a violation of TopCo LP’s organizational documents, (b) contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to TopCo LP, (c) result in a breach of, require any consent under, constitute a default (or an event that with notice or the passage of time would become a default) under or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of TopCo LP or to a loss of any benefit to which TopCo LP is entitled under any provision of any agreement, contract or other instrument binding upon TopCo LP or any Permit or similar authorization held by TopCo LP, or (d) result in the creation or imposition of any Encumbrance (other than any Permitted Encumbrance) on any property or other asset of TopCo LP, except for such contraventions, conflicts or violations referred to in clause (b) or breaches, consents, defaults, rights of termination, cancellations, amendments or accelerations, losses or Encumbrances referred to in clause (c) or (d) that, individually or in the aggregate, have not prevented or materially delayed, and would not be reasonably expected to prevent or materially delay, TopCo LP’s ability to consummate the transactions contemplated hereby. The approval of the equityholders of TopCo LP is not required by applicable Law to effect the transactions contemplated hereby.

7.3. Consents. The execution, delivery and performance by TopCo LP of this Agreement and the consummation by TopCo LP of the transactions contemplated hereby require no action by or in respect of, or Consent of, any Governmental Entity to be requested or obtained by the Shareholder prior to the Closing, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” Laws, (b) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) that, individually or in the aggregate, have not prevented or materially delayed, and would not be reasonably expected to prevent or materially delay, TopCo LP’s ability to consummate the transactions contemplated hereby.

7.4. Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of TopCo LP, threatened against or affecting TopCo LP that would reasonably be expected to prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement.

7.5. Exchanged Units. The TopCo Units, when issued to the Shareholder pursuant to the Rollover, will be issued free and clear of any Liens, other than those created by governance documents of TopCo LP, as applicable, or arising under applicable securities Laws.

8. Representations and Warranties of the Company. The Company hereby represents and warrants to the Shareholder and Parent as follows:

8.1. Due Authority. The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of formation or incorporation. The Company has all necessary power and authority to execute and deliver this Agreement and to perform its obligations, covenants and agreements hereunder and consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized and approved by its board of directors or applicable corporate body, and no other action (including any shareholder vote or other action) on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except that such enforceability may be limited by and is subject to Creditors’ Rights.

8.2. No Conflict. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 8.1, (a) contravene or conflict with or constitute a violation of the Company’s organizational documents, (b) contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to the Company, (c) result in a breach of, require any consent under, constitute a default (or an event that with notice or the passage of time would become a default) under or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of the Company or to a loss of any benefit to which the Company is entitled under any provision of any agreement, contract or other instrument binding upon the Company or any Permit or similar authorization held by the Company, or (d) result in the creation or imposition of any Encumbrance (other than any Permitted Encumbrance) on any property or other asset of the Company, except for such contraventions, conflicts or violations referred to in clause (b) or breaches, consents, defaults, rights of termination, cancellations, amendments or accelerations, losses or Encumbrances referred to in clause (c) or (d) that, individually or in the aggregate, has not had, and would not be reasonably expected to prevent or materially delay the Company’s ability to consummate the transactions contemplated hereby.

9. Non-Survival of Representations, Warranties and Covenants. Other than the covenants and agreements in Section 2.4, Section 2.5, Section 2.6, Section 3, Section 10 and Sections 12 through 26 (and such applicable provisions incorporated by reference therein), in each case, which shall survive the Effective Time, the representations, warranties and covenants contained herein shall not survive the Effective Time.

10. Waiver of Appraisal and Dissenter Rights. The Shareholder hereby irrevocably and unconditionally, and if applicable, agrees to cause its Affiliates to, waives, to the fullest extent of the Law, and agrees to cause to be waived and not to assert all appraisal rights, dissenter’s rights and similar rights under Section 262 of the DGCL or otherwise with respect to all of the Rollover Shares (beneficially or of record) with respect to the Merger and the transactions contemplated by the Merger Agreement.

11. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Common Shares and equity interests in the Company by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Shares” and “Rollover Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

12. Further Assurances. TopCo LP, Parent, the Company and the Shareholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent and the Shareholder may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement and the Merger Agreement, including any documentation necessary to effect the Rollover in accordance with the terms hereof.

13. Notices. All notices, requests and other communications to any party hereto under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given and received (a) upon receipt when delivered by hand, (b) two (2) Business Days after being sent by registered mail or by courier or express delivery service, (c) upon receipt if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission (provided, that no “bounce back” or similar message of non-delivery is received with respect thereto) or (d) at 9:00 a.m. recipient’s local time on the Business Day following transmission if sent by email transmission after 6:00 p.m. recipient’s local time and no “bounce back” or similar message of non-delivery is received with respect thereto; provided, that in each case the notice or other communication is sent to the physical address or email address set forth beneath the name of such party below (or to such other physical address or email address as such party hereto shall have specified in a written notice given to the other parties hereto):

if to the Shareholder to:

BlackRock, Inc.

50 Hudson Yards

New York, NY 10001

Attention: Connor Hartley

Email: **********

and

BlackRock, Inc.

Legal & Compliance

50 Hudson Yards

New York, NY 10001

Attention: General Counsel; c/o David Maryles

Email: **********

with a copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, NY 10001

Attention:   Patrick J. Lewis

Email:      **********

if to Parent to:

c/o Bain Capital Private Equity, LP

200 Clarendon Street

Boston, MA 02116

Attn:   Phil Loughlin; Marvin Larbi-Yeboa; Colin Motley; Bryan Curran

Email:   **********

    **********

    **********

    **********

with a copy (which will not constitute notice) to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Attn:   David Hutchins; Thomas Fraser; Jessica Cooney

Email:   **********

    **********

    **********

If to the Company, to:

Envestnet, Inc.

1000 Chesterbrook Boulevard, Suite 250

Berwyn, PA 19312

Attn:   Shelly O’Brien

Email:   **********

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019-6064

Attn:   Benjamin M. Goodchild; Rob Kindler

Email:   **********

    **********

14. Interpretation. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including, without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee).

15. Entire Agreement. This Agreement and the documents contemplated hereby, referenced herein and entered into in connection herewith, including the Merger Agreement, collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

16. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

17. Governing Law; Venue; Waiver of Jury Trial.

17.1. This Agreement and all actions arising under or in connection therewith will be governed by and construed in accordance with the Laws of the State of Delaware (“Delaware Law”), regardless of any other Laws that might otherwise govern under applicable principles of conflicts of law, without giving effect to any Law, rule, or provision that would cause the application of any Law other than Delaware Law. The Parties expressly acknowledge and agree that: (i) the requirements of 6 Del. C. § 2708 are satisfied by the provisions of this Agreement and that such statute mandates the application of Delaware Law to this Agreement, the relationship of the parties hereto and the interpretation and enforcement of the rights and duties of any party hereto; (ii) the parties hereto have a reasonable basis for the application of Delaware Law to this Agreement, the relationship of the parties hereto, any transactions contemplated hereby, and the interpretation and enforcement of the rights and duties any Party; (iii) no other jurisdiction has a materially greater interest in the foregoing; and (iv) the application of Delaware Law would not be contrary to the fundamental policy of any other jurisdiction that, absent the choice of Delaware Law hereunder by the parties hereto, would have an interest in the foregoing.

17.2. Each party hereto irrevocably agrees that any Proceeding with respect to this Agreement or any transactions contemplated hereby or for recognition and enforcement of any judgment in respect hereof brought by any other party hereto or its successors or assigns will be brought and determined in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, U.S. District Court for the District of Delaware (or if jurisdiction is not then available in the U.S. District Court for the District of Delaware (but only in such event), then in any Delaware State court sitting in New Castle County) or any appellate court of any such courts, and each party hereto hereby irrevocably submits with respect to any Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each party hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Proceeding with respect to this Agreement, any claim (a) that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (c) to the fullest extent permitted by Law, that (i) the Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such Proceeding is improper or (iii) this Agreement, or the subject matter hereof, is not enforceable in or by such courts.

17.3. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY.

18. Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of Law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

19. Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions hereof, (b) the parties hereto will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (c) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent, Merger Sub or the Shareholder would have entered into this Agreement.

20. Non-Recourse. This Agreement may only be enforced against, and any Proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing, shall have any liability to the Shareholder, Parent, the Company, Merger Sub or TopCo LP for any obligations or liabilities of any party under this Agreement or for any legal proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith.

21. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

22. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

23. Amendment; Waiver. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.

24. No Presumption Against Drafting Party. The Company, Parent, Merger Sub, TopCo LP and the Shareholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

25. No Agreement until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, the Merger Agreement, this Agreement and the transactions contemplated by the Merger Agreement, including the Merger.

26. No Ownership Interest; No “Group”. Except as expressly provided in Section 2 with respect to the Rollover Shares, (a) nothing contained in this Agreement shall be deemed to vest in TopCo LP any direct or indirect ownership or incidence of ownership of or with respect to any Rollover Shares and (b) all ownership and economic benefits of and relating to the Rollover Shares shall remain vested in and belong to the Shareholder. The parties acknowledge and agree that the arrangements contemplated by this Agreement are not intended to constitute the formation of a “group” (as defined in Section 13(d)(3) of the Exchange Act).

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

BLACKHAWK INVESTMENT HOLDING, LLC

By:	BlackRock Financial Management, Inc., its sole member

By:	/s/ Connor Hartley
Name:	Connor Hartley
Title:	Managing Director

[Signature Page to Support and Rollover Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

ENVESTNET, INC.

By:	/s/ James Fox
Name:	James Fox
Title:	Interim Chief Executive Officer

[Signature Page to Support and Rollover Agreement (BlackRock)]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

BCPE PEQUOD BUYER, INC.

By:	/s/ Colin Motley
Name:	Colin Motley
Title:	Vice President and Treasurer

BCPE PEQUOD MERGER SUB, INC.

By:	/s/ Colin Motley
Name:	Colin Motley
Title:	Vice President and Treasurer

BCPE PEQUOD TOPCO, LP
By: BCPE Pequod Topco GP, LLC, its general partner

By:	/s/ Colin Motley
Name:	Colin Motley
Title:	Vice President and Treasurer

[Signature Page to Support and Rollover Agreement (BlackRock)]

Annex D

Execution Version

Support and Rollover Agreement

This Support and Rollover Agreement (this “Agreement”), dated as of July 11, 2024, is entered into by and among the undersigned stockholders of the Company (the “Shareholders”), Envestnet, Inc., a Delaware corporation (the “Company”), BCPE Pequod Buyer, Inc., a Delaware corporation (“Parent”), BCPE Pequod Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and BCPE Pequod Topco, LP, a Delaware limited partnership (“TopCo LP”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Parent and (iii) Merger Sub will enter into an Agreement and Plan of Merger (as may be amended, restated or otherwise modified from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”), with the Company being the surviving company in the Merger such that it will be a wholly owned subsidiary of Parent;

WHEREAS, as of the date hereof, each of the Shareholders is the record holder or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of Common Shares, par value $0.005 per share, of the Company;

WHEREAS, pursuant to the terms and conditions set forth herein, prior to the Closing, each Shareholder is to contribute the number of Common Shares of the Company set forth opposite such Shareholder’s name on Exhibit A hereto under the heading “Rollover Shares” (the “Rollover Shares”) to TopCo LP in exchange for certain non-voting equity interests in TopCo LP having an aggregate value equal to the amount listed under the heading “Rollover Amount” corresponding with each Shareholder as set forth on Exhibit A hereto (such amount, the “Rollover Amount” and such contribution and exchange, the “Rollover”); and

WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement and concurrently with the execution and delivery of the Merger Agreement, Parent has required that each of the Shareholders, and the Shareholders have agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Agreement to Vote the Rollover Shares.

1.1. Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the shareholders of the Company, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement is sought, each Shareholder agrees to, and if applicable, to cause its affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Rollover Shares as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Merger, (ii) the approval of any proposal to adjourn or postpone any Company Shareholders Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 8.2 of the Merger Agreement and (iii) the approval of any other proposal considered and voted upon by the Shareholders at any Company Shareholders Meeting necessary for the consummation of the

Merger and the transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in Sections 9.1 or 9.2 of the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal and (iii) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Merger or any of the Transactions (clauses (a) and (b) collectively, the “Supported Matters”). Each Shareholder agrees to, and agrees to cause its applicable Affiliates to, be present, in person or by proxy, at every meeting of the Shareholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Rollover Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Rollover Shares to be counted as present thereat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, each Shareholder does not have any obligation to vote the Rollover Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), such Shareholder shall be entitled to vote the Rollover Shares in its sole discretion.

2. Rollover.

2.1. Upon the terms and conditions set forth in this Agreement, immediately prior to, and subject to and conditioned upon, the Closing, each Shareholder shall contribute to TopCo LP the Rollover Shares, free and clear of all Liens other than restrictions imposed by applicable securities Laws, and TopCo LP shall accept such contribution in exchange for the issuance by TopCo LP to such Shareholder of non-voting equity interests in TopCo LP (the “TopCo Units”) having an aggregate value equal to such Shareholder’s Rollover Amount, at a price per share in respect of each Rollover Share equal to the Merger Consideration. The Shareholders shall not, under any circumstances, be obligated to contribute to, purchase equity or debt of, or otherwise provide funds to Parent or Merger Sub in any amount in excess of the aggregate Rollover Amount; provided, however, that in no event shall such Shareholder receive a number of TopCo Units that would result in such Shareholder indirectly holding in excess of 4.9% of the equity interests in the Company at the Closing (and the number of Rollover Shares shall be automatically decreased as necessary to give effect to the foregoing limit). Other than the Rollover Shares, all equity securities of the Company held by Shareholder, including those that no longer constitute Rollover Shares pursuant to the automatic decrease contemplated by the prior sentence, shall be treated at the Effective Time and upon consummation of the Merger as set forth in the Merger Agreement.

2.2. In connection with the consummation of the transactions contemplated by this Agreement and the Merger Agreement, each Shareholder and TopCo LP agrees to negotiate in good faith with respect to, and immediately prior to the Closing, each Shareholder shall become a party to, and become bound by the terms of, the limited partnership agreement of TopCo LP (as such agreement may be amended, restated or otherwise modified from time to time, the “TopCo LPA”), by executing a counterpart or joinder to such agreement. For the avoidance of doubt, neither the parties’ agreement upon, nor their entry into, the TopCo LPA prior to the Closing shall be a condition precedent to any party’s obligation to consummate the Rollover in accordance herewith or to otherwise perform any obligations hereunder.

2.3. Conditions to Rollover. The obligations of each Shareholder to consummate the Rollover is subject to the satisfaction (or waiver by such Shareholder in writing) of the following conditions:

(a) (i) The execution and delivery of the Merger Agreement by the parties thereto, (ii) the satisfaction or valid waiver of each of the conditions to effect the Closing set forth in Section 9.1 and Section 9.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the fulfillment or valid waiver of those conditions at the Closing), (iii) the receipt by Parent in full of the Debt Financing (or, if Alternative Financing is being used in accordance with Section 8.9 of the Merger Agreement, the Financing to be made available pursuant to the commitments with respect thereto) in accordance with the terms thereof upon the funding of the Equity Financing at the Closing, (iv) the substantially contemporaneous funding of the Equity Financing by Parent and (v) the substantially contemporaneous consummation of the Merger in accordance with the terms of the Merger Agreement.

(b) There shall not be any (i) Order restraining, enjoining or otherwise preventing the consummation of the Rollover issued by any Governmental Entity having jurisdiction over any party hereto that remains in effect, or (ii) Law promulgated, enacted, issued or deemed applicable to the Rollover by any Governmental Entity having jurisdiction over any party hereto that prohibits or makes illegal the consummation of the Rollover that remains in effect.

2.4. Tax Treatment. The parties hereto agree that, for U.S. federal (and applicable state and local) income tax purposes, the Rollover is intended to be treated as a transaction described in Section 721 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder (the “Intended Tax Treatment”). Each party hereto shall prepare and file (and shall cooperate in the preparation and filing of, as reasonably requested) all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required pursuant to a final “determination” within the meaning of Section 1313(a)(1) of the Code but without regard to any appeal procedures from a judgment of an applicable court.

2.5. Tax Information. Within ninety (90) days following the Closing Date, each Shareholder shall provide to TopCo LP or its accountants such Shareholder’s estimated tax basis and holding period as of the Closing Date in its Rollover Shares and shall promptly provide updated information in respect thereof if such Shareholder determines that its actual tax basis or holding period is different than previously reported. In connection with the Rollover, each Shareholder shall deliver to TopCo LP a properly completed and timely executed IRS Form W-8 or W-9.

2.6. Withholding. Each applicable withholding agent shall be entitled to deduct or withhold from any amounts owing from such Persons to any Shareholder (including withholding equity interests in the case of issuances of equity by such Persons) for any federal, state, local or non-U.S. withholding taxes, excise taxes, or employment taxes imposed with respect to compensation or other payments to such Shareholder or such Shareholder’s ownership interest in the applicable Person, including, without limitation, equity issuances, wages, bonuses, distributions, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity; provided, that the Person intending to make any such deduction or withholding (other than compensatory withholding or withholding resulting from the failure of a Shareholder to provide the forms required under Section 2.5) shall reasonably cooperate with the applicable Shareholder in determining whether any reductions or exemptions from withholding are available, including providing such Shareholder with a reasonable opportunity to provide such forms, certificates or other evidence to eliminate or reduce any such required deduction or withholding. To the extent any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Shareholder. Each Shareholder shall provide TopCo LP with such additional tax-related information, certifications and documentation as TopCo LP may reasonably request in connection with satisfying any applicable withholding requirements.

2.7. Additional Rollover Matters. The parties hereto acknowledge and agree that Parent may, it its sole discretion, determine to modify the structure of the Rollover such that the Rollover Shares are contributed to an entity that is classified as a U.S. corporation for tax purposes (the “Corporate TopCo”) in exchange for interests in such entity having an aggregate value equal to the Rollover Amount, in which case, automatically and without further action by any party hereto, (i) all references to TopCo LP, TopCo LPA and TopCo Units shall be deemed to be references to the Corporate TopCo, the equivalent governing documents of such entity and the equivalent equity securities of such entity, respectively, and (ii) the reference to Section 721 of the Code in Section 2.4 above shall be deemed to be replaced with a reference to Section 351 of the Code.

3. Termination. This Agreement shall terminate automatically and without further action upon the earliest to occur of: (i) the consummation of the Closing (following the consummation of the Rollover), (ii) the valid termination of the Merger Agreement pursuant to its terms or (iii) the written consent of the Shareholders, Parent and the Company (such date, the “Termination Date”); provided, that the provisions set forth in Sections 11 through 24 shall survive the termination of this Agreement; provided, further, that Sections 2.4, 2.5 and 2.6 shall survive the termination of this Agreement in the event of a termination of this Agreement pursuant to the foregoing clause (i); and provided further, that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful Breach (as defined below) of this Agreement that may have occurred on or before such termination. For the purpose hereof, “Willful Breach” means a material breach of any obligation, covenant or agreement hereunder that is a consequence of an act undertaken by a party (or the failure by a party to take an act it is required to take hereunder) with knowledge that the taking of (or failure to take) such act would, or would reasonably be expected to, cause a breach of this Agreement.

4. Transfers. Beginning on the date hereof until the Termination Date, each Shareholder hereby covenants and agrees that such Shareholder shall not, and shall direct its Affiliates not to, directly or indirectly (i) tender any Rollover Shares into any tender or exchange offer, (ii) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber, or otherwise dispose of (collectively, “Transfer”) or enter into any Contract, option, understanding or other arrangement with respect to the Transfer of, any Rollover Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Rollover Shares into a voting trust or enter into a voting agreement with respect to any Rollover Shares that is inconsistent with this Agreement, (iv) enter into any hedge, swap or other transaction or Contract which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Rollover Shares, whether any such transaction is to be settled by delivery of Rollover Shares, in cash or otherwise or (v) commit or agree to take any of the foregoing actions.

5. Proxy Statement.

(a) To the knowledge of each Shareholder, the information supplied by such Shareholder for inclusion or incorporation by reference in the Proxy Statement or any other filing Parent or the Company is required to make with the SEC in connection with the Merger will not, at the time that such information is provided, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(b) Parent and each Shareholder will each use its reasonable best efforts to furnish all information concerning such party and its Affiliates, as applicable, to the other parties that is reasonably necessary for the preparation and filing of the Proxy Statement, and provide such other assistance, as may be reasonably requested by such other party to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement and the resolution of any comments to either received from the SEC.

6. Representations and Warranties of each Shareholder. Each Shareholder, severally and not jointly, hereby represents and warrants to the other parties hereto as follows:

6.1. Due Authority. Such Shareholder is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation or incorporation. Such Shareholder has all necessary power and authority to execute and deliver this Agreement and to perform its obligations, covenants and agreements hereunder and consummate the transactions contemplated hereby. The execution, delivery and performance by such Shareholder of this Agreement, and the consummation by such Shareholder of the transactions contemplated hereby, have been duly authorized and approved by its board of directors or applicable corporate body, and no other action (including any shareholder vote or other action) on the part of such Shareholder is necessary to authorize the execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby.

This Agreement has been duly executed and delivered by such Shareholder and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against it in accordance with its terms, except that such enforceability may be limited by and is subject to Creditors’ Rights.

6.2. No Conflict. The execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 6.1 and Section 6.3, (a) contravene or conflict with or constitute a violation of such Shareholder’s organizational documents, (b) contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to such Shareholder, (c) result in a breach of, require any consent under, constitute a default (or an event that with notice or the passage of time would become a default) under or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of such Shareholder or to a loss of any benefit to which such Shareholder is entitled under any provision of any agreement, contract or other instrument binding upon such Shareholder or any Permit or similar authorization held by such Shareholder, or (d) result in the creation or imposition of any Encumbrance (other than any Permitted Encumbrance) on any property or other asset of such Shareholder, except for such contraventions, conflicts or violations referred to in clause (b) or breaches, consents, defaults, rights of termination, cancellations, amendments or accelerations, losses or Encumbrances referred to in clause (c) or (d) that, individually or in the aggregate, have not prevented or materially delayed, and would not be reasonably expected to prevent or materially delay, such Shareholder’s ability to consummate the transactions contemplated hereby. The approval of the equityholders of such Shareholder is not required by applicable Law to effect the transactions contemplated hereby.

6.3. Consents. The execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby require no action by or in respect of, or Consent of, any Governmental Entity to be requested or obtained by such Shareholder prior to the Closing, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” Laws, (b) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) that, individually or in the aggregate, have not prevented or materially delayed, and would not be reasonably expected to prevent or materially delay, such Shareholder’s ability to consummate the transactions contemplated hereby.

6.4. Ownership of the Rollover Shares. Such Shareholder is, as of the date hereof, the record and beneficial owner of the Rollover Shares, all of which are free and clear of any Liens, other than those created by this Agreement, the Merger Agreement or arising under applicable securities Laws. Such Shareholder has the full legal right, power and authority to deliver the Rollover Shares pursuant to Section 2. Such Shareholder has the sole right to dispose of the Rollover Shares and none of the Rollover Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, such Shareholder has not entered into any agreement to Transfer any Rollover Shares and no person has a right to acquire any of the Rollover Shares held by such Shareholder.

6.5. Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of such Shareholder, threatened against such Shareholder that would reasonably be expected to prevent, materially or materially impair the ability of such Shareholder to perform its obligations under this Agreement.

6.6. Investment. The TopCo Units to be acquired by such Shareholder pursuant to this Agreement will be acquired for such Shareholder’s own account and not with a view to, or intention of, distribution thereof in violation of any applicable state securities laws. Such Shareholder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC. Such Shareholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the TopCo Units. Such Shareholder is able to bear the economic risk of its investment in the TopCo Units for an indefinite period of time because the TopCo Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Shareholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the TopcCo Units and has had access to such other information concerning TopCo as such Shareholder has requested.

6.7. Finders Fees. No broker, investment bank, financial advisor or other Person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Shareholder.

7. Representations and Warranties of TopCo LP. TopCo LP hereby represents and warrants to each Shareholder as follows:

7.1. Due Authority. TopCo LP is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. TopCo LP has all necessary power and authority to execute and deliver this Agreement and to perform its obligations, covenants and agreements hereunder and consummate the transactions contemplated hereby. The execution, delivery and performance by TopCo LP of this Agreement, and the consummation by TopCo LP of the transactions contemplated hereby, have been duly authorized and approved by its board of directors or applicable corporate body, and no other action (including any shareholder vote or other action) on the part of TopCo LP is necessary to authorize the execution, delivery and performance by TopCo LP of this Agreement and the consummation by TopCo LP of the transactions contemplated hereby. This Agreement has been duly executed and delivered by TopCo LP and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of TopCo LP, enforceable against it in accordance with its terms, except that such enforceability may be limited by and is subject to Creditors’ Rights.

7.2. No Conflict. The execution, delivery and performance by TopCo LP of this Agreement and the consummation by TopCo LP of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 7.1 and Section 7.3, (a) contravene or conflict with or constitute a violation of TopCo LP’s organizational documents, (b) contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to TopCo LP, (c) result in a breach of, require any consent under, constitute a default (or an event that with notice or the passage of time would become a default) under or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of TopCo LP or to a loss of any benefit to which TopCo LP is entitled under any provision of any agreement, contract or other instrument binding upon TopCo LP or any Permit or similar authorization held by TopCo LP, or (d) result in the creation or imposition of any Encumbrance (other than any Permitted Encumbrance) on any property or other asset of TopCo LP, except for such contraventions, conflicts or violations referred to in clause (b) or breaches, consents, defaults, rights of termination, cancellations, amendments or accelerations, losses or Encumbrances referred to in clause (c) or (d) that, individually or in the aggregate, have not prevented or materially delayed, and would not be reasonably expected to prevent or materially delay, TopCo LP’s ability to consummate the transactions contemplated hereby. The approval of the equityholders of TopCo LP is not required by applicable Law to effect the transactions contemplated hereby.

7.3. Consents. The execution, delivery and performance by TopCo LP of this Agreement and the consummation by TopCo LP of the transactions contemplated hereby require no action by or in respect of, or Consent of, any Governmental Entity to be requested or obtained by such shareholder prior to the Closing, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” Laws, (b) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) that, individually or in the aggregate, have not prevented or materially delayed, and would not be reasonably expected to prevent or materially delay, TopCo LP’s ability to consummate the transactions contemplated hereby.

7.4. Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of TopCo LP, threatened against or affecting TopCo LP that would reasonably be expected to prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement.

7.5. Exchanged Units. The TopCo Units, when issued to each Shareholder pursuant to the Rollover, will be issued free and clear of any Liens, other than those created by governance documents of TopCo LP, as applicable, or arising under applicable securities Laws.

8. Representations and Warranties of the Company. The Company hereby represents and warrants to each Shareholder and Parent as follows:

8.1. Due Authority. The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of formation or incorporation. The Company has all necessary power and authority to execute and deliver this Agreement and to perform its obligations, covenants and agreements hereunder and consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized and approved by its board of directors or applicable corporate body, and no other action (including any shareholder vote or other action) on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except that such enforceability may be limited by and is subject to Creditors’ Rights.

8.2. No Conflict. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 8.1, (a) contravene or conflict with or constitute a violation of the Company’s organizational documents, (b) contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to the Company, (c) result in a breach of, require any consent under, constitute a default (or an event that with notice or the passage of time would become a default) under or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of the Company or to a loss of any benefit to which the Company is entitled under any provision of any agreement, contract or other instrument binding upon the Company or any Permit or similar authorization held by the Company, or (d) result in the creation or imposition of any Encumbrance (other than any Permitted Encumbrance) on any property or other asset of the Company, except for such contraventions, conflicts or violations referred to in clause (b) or breaches, consents, defaults, rights of termination, cancellations, amendments or accelerations, losses or Encumbrances referred to in clause (c) or (d) that, individually or in the aggregate, has not had, and would not be reasonably expected to prevent or materially delay the Company’s ability to consummate the transactions contemplated hereby.

9. Non-Survival of Representations, Warranties and Covenants. Other than the covenants and agreements in Section 2.4, Section 2.5, Section 2.6, Section 3, Section 10 and Sections 12 through 26 (and such applicable provisions incorporated by reference therein), in each case, which shall survive the Effective Time, the representations, warranties and covenants contained herein shall not survive the Effective Time.

10. Waiver of Appraisal and Dissenter Rights. Each Shareholder hereby irrevocably and unconditionally, and if applicable, agrees to cause its Affiliates to, waives, to the fullest extent of the Law, and agrees to cause to be waived and not to assert all appraisal rights, dissenter’s rights and similar rights under Section 262 of the DGCL or otherwise with respect to all of the Rollover Shares (beneficially or of record) with respect to the Merger and the transactions contemplated by the Merger Agreement.

11. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Common Shares and equity interests in the Company by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Shares” and “Rollover Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

12. Further Assurances. TopCo LP, Parent, the Company and each Shareholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent and each Shareholder may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement and the Merger Agreement, including any documentation necessary to effect the Rollover in accordance with the terms hereof.

13. Notices. All notices, requests and other communications to any party hereto under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given and received (a) upon receipt when delivered by hand, (b) two (2) Business Days after being sent by registered mail or by courier or express delivery service, (c) upon receipt if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission (provided, that no “bounce back” or similar message of non-delivery is received with respect thereto) or (d) at 9:00 a.m. recipient’s local time on the Business Day following transmission if sent by email transmission after 6:00 p.m. recipient’s local time and no “bounce back” or similar message of non-delivery is received with respect thereto; provided, that in each case the notice or other communication is sent to the physical address or email address set forth beneath the name of such party below (or to such other physical address or email address as such party hereto shall have specified in a written notice given to the other parties hereto):

if to any Shareholder to:

FMR LLC

245 Summer Street

Boston MA 02210

Attn:  Philip Cenatiempo

Email: **********

with a copy (which will not constitute notice) to:

With a copy to:

FMR LLC

245 Summer Street

Boston MA 02210

Attn:    General Counsel; Brian McLain, SVP, Deputy General Counsel

Email: **********

if to Parent to:

c/o Bain Capital Private Equity, LP

200 Clarendon Street

Boston, MA 02116

Attn:    Phil Loughlin; Marvin Larbi-Yeboa; Colin Motley; Bryan Curran

Email:  **********

   **********

   **********

   **********

with a copy (which will not constitute notice) to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Attn:    David Hutchins; Thomas Fraser; Jessica Cooney

Email:  **********

   **********

   **********

If to the Company, to:

Envestnet, Inc.

1000 Chesterbrook Boulevard, Suite 250

Berwyn, PA 19312

Attention:  Shelly O’Brien

Email:   **********

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019-6064

Attn:    Benjamin M. Goodchild; Rob Kindler

Email:  **********

  **********

14. Interpretation. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including, without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee).

15. Entire Agreement. This Agreement and the documents contemplated hereby, referenced herein and entered into in connection herewith, including the Merger Agreement, collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

16. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

17. Governing Law; Venue; Waiver of Jury Trial.

17.1. This Agreement and all actions arising under or in connection therewith will be governed by and construed in accordance with the Laws of the State of Delaware (“Delaware Law”), regardless of any other Laws that might otherwise govern under applicable principles of conflicts of law, without giving effect to any Law, rule, or provision that would cause the application of any Law other than Delaware Law. The Parties expressly acknowledge and agree that: (i) the requirements of 6 Del. C. § 2708 are satisfied by the provisions of this Agreement and that such statute mandates the application of Delaware Law to this Agreement, the relationship of the parties hereto and the interpretation and enforcement of the rights and duties of any party hereto; (ii) the parties hereto have a reasonable basis for the application of Delaware Law to this Agreement, the relationship of the parties hereto, any transactions contemplated hereby, and the interpretation and enforcement of the rights and duties any Party; (iii) no other jurisdiction has a materially greater interest in the foregoing; and (iv) the application of Delaware Law would not be contrary to the fundamental policy of any other jurisdiction that, absent the choice of Delaware Law hereunder by the parties hereto, would have an interest in the foregoing.

17.2. Each party hereto irrevocably agrees that any Proceeding with respect to this Agreement or any transactions contemplated hereby or for recognition and enforcement of any judgment in respect hereof brought by any other party hereto or its successors or assigns will be brought and determined in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, U.S. District Court for the District of Delaware (or if jurisdiction is not then available in the U.S. District Court for the District of Delaware (but only in such event), then in any Delaware State court sitting in New Castle County) or any appellate court of any such courts, and each party hereto hereby irrevocably submits with respect to any Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each party hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Proceeding with respect to this Agreement, any claim (a) that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (c) to the fullest extent permitted by Law, that (i) the Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such Proceeding is improper or (iii) this Agreement, or the subject matter hereof, is not enforceable in or by such courts.

17.3. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY.

18. Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of Law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

19. Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions hereof, (b) the parties hereto will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (c) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent, Merger Sub or the Shareholders would have entered into this Agreement.

20. Non-Recourse. This Agreement may only be enforced against, and any Proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing, shall have any liability to the Shareholders, Parent, the Company, Merger Sub or TopCo LP for any obligations or liabilities of any party under this Agreement or for any legal proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith.

21. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

22. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

23. Amendment; Waiver. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.

24. No Presumption Against Drafting Party. The Company, Parent, Merger Sub, TopCo LP and each Shareholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

25. No Agreement until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, the Merger Agreement, this Agreement and the transactions contemplated by the Merger Agreement, including the Merger.

26. No Ownership Interest; No “Group”. Except as expressly provided in Section 2 with respect to the Rollover Shares, (a) nothing contained in this Agreement shall be deemed to vest in TopCo LP any direct or indirect ownership or incidence of ownership of or with respect to any Rollover Shares and (b) all ownership and economic benefits of and relating to the Rollover Shares shall remain vested in and belong to each Shareholder. The parties acknowledge and agree that the arrangements contemplated by this Agreement are not intended to constitute the formation of a “group” (as defined in Section 13(d)(3) of the Exchange Act).

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

FMR LLC

By:	/s/ Philip Cenatiempo
Name: Philip Cenatiempo
Title: Head of Corporate Development and
Consulting

[Signature Page to Support and Rollover Agreement (Fidelity)]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

ENVESTNET, INC.

By:	/s/ James Fox
Name:	James Fox
Title:	Interim Chief Executive Officer

[Signature Page to Support and Rollover Agreement (Fidelity)]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

BCPE PEQUOD BUYER, INC.

By:	/s/ Colin Motley
Name:	Colin Motley
Title:	Vice President and Treasurer

BCPE PEQUOD MERGER SUB, INC.

By:	/s/ Colin Motley
Name:	Colin Motley
Title:	Vice President and Treasurer

BCPE PEQUOD TOPCO, LP

By: BCPE Pequod Topco GP, LLC, its general partner

By:	/s/ Colin Motley
Name:	Colin Motley
Title:	Vice President and Treasurer

[Signature Page to Support and Rollover Agreement (Fidelity)]

[PRELIMINARY COPY—SUBJECT TO COMPLETION] ENVESTNET, INC. 1000 CHESTERBROOK BLVD, SUITE 250 BERWYN, PA 19312 SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/ENV2024SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V55791-S95773 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ENVESTNET, INC. The Board of Directors recommends you vote FOR each of Proposals 1, 2 and 3: For Against Abstain 1. To adopt the Agreement and Plan of Merger, dated as of July 11, 2024 (as it may be amended from time to time, the “Merger ! ! ! Agreement”), by and among BCPE Pequod Buyer, Inc. (“Parent”), BCPE Pequod Merger Sub, Inc., a direct, wholly-owned subsidiary of Parent (“Merger Sub”), and Envestnet, pursuant to which Merger Sub will merge with and into Envestnet (the “Merger”), with Envestnet surviving the Merger and becoming a wholly owned subsidiary of Parent, and to approve the Merger (the “Merger Proposal”); 2. To approve, on a non-binding advisory basis, the compensation that will or may become payable by Envestnet to its named executive ! ! ! officers in connection with the Merger; and 3. To approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies ! ! ! if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or in the absence of a quorum. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V55792-S95773 [PRELIMINARY COPY—SUBJECT TO COMPLETION] ENVESTNET, INC. Special Meeting of Stockholders DATE: [TBD], 2024 TIME: [TBD], Eastern Time PLACE: Special Meeting to be held live via the Internet at www.virtualshareholdermeeting.com/ENV2024SM This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints James L. Fox and Shelly O’Brien (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Envestnet, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof, upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE